As filed with the Securities and Exchange Commission on September 20, 2007

Securities Act File No. 333-84639

(Investment Company Act Registration No. 811-09521)

U.S. SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-14

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

☐   Pre-Effective Amendment No. ______     ☐  Post-Effective Amendment No. ______

MANAGERS AMG FUNDS

(Exact Name of Registrant as Specified in Charter)

800 Connecticut Avenue, Norwalk, Connecticut 06854

(Address of Principal Executive Offices)

(800) 299-3500

(Registrant’s Telephone Number, Including Area Code)

Donald S. Rumery

Managers AMG Funds

800 Connecticut Avenue, Norwalk, Connecticut 06854

(Name and Address of Agent for Service)

Copy to: Daniel O. Hirsch

Ropes & Gray, LLP

One International Place

Boston, Massachusetts 02109

Title of Securities being Registered: shares of beneficial interest, $0.001 par value per share.

It is proposed that this filing will become effective on October 20, 2007, pursuant to Rule 488.

Approximate Date of Proposed Public Offering: As soon as practicable after this Registration Statement becomes effective.

No filing fee is required because an indefinite number of shares of the Registrant have previously been registered pursuant to Section 24(f) of the Investment Company Act of 1940, as amended.

NOTICE: PLEASE COMPLETE THE

ENCLOSED PROXY BALLOT AND RETURN IT AS SOON AS

POSSIBLE.

SKYLINE FUNDS

C/O SKYLINE ASSET MANAGEMENT, L.P.

311 SOUTH WACKER DRIVE

SUITE 4500

CHICAGO, ILLINOIS 60606

SKYLINE SPECIAL EQUITIES PORTFOLIO

Meeting of Shareholders

To Be Held on December 18, 2007

Dear Fellow Shareholder:

You are cordially invited to attend a special shareholder meeting of the Skyline Special Equities Portfolio, the sole series of Skyline Funds (“Skyline Funds”) (throughout this letter and the related proxy materials we refer to this Skyline Special Equities Portfolio as the “Existing Fund”), to be held on December 18, 2007. I would like to provide you with additional background and ask for your vote on an important proposal affecting the Existing Fund.

The Board of Trustees of Skyline Funds, a Massachusetts business trust advised by Skyline Asset Management, L.P. (“Skyline”), and the Board of Trustees of Managers AMG Funds (“Managers AMG Funds”), a Massachusetts business trust advised by Managers Investment Group LLC (“Managers”), have each approved a proposed reorganization whereby the Existing Fund would be reorganized into a newly created series of Managers AMG Funds (the “Reorganization”). Skyline and Managers are each affiliates of Affiliated Managers Group, Inc. (“AMG”). To carry out the Reorganization, Managers AMG Funds is creating a new fund with substantially similar investment objectives, strategies and policies as the Existing Fund, which will be called the Skyline Special Equities Portfolio (throughout this letter and the related proxy materials we refer to this Skyline Special Equities Portfolio as the “New Fund”). We are seeking your approval to reorganize the Existing Fund into the New Fund. Information regarding the Reorganization is contained in the enclosed proxy materials.

In the Reorganization, the Existing Fund will transfer all of its assets to the New Fund. In exchange for these assets, the New Fund will assume the liabilities of the Existing Fund and deliver to shareholders of the Existing Fund shares of the New Fund with a value equal to the value of the Existing Fund shares immediately prior to the Reorganization. The Reorganization will qualify as a tax-free transaction. Managers and Skyline have agreed that Managers will pay the expenses of the Reorganization, except that Skyline will pay for proxy solicitation costs, so that shareholders of the Skyline Funds will not bear any of these costs.

A primary purpose of the Reorganization is to permit Skyline, the current investment adviser of the Existing Fund since 1995, to relinquish its administrative and marketing related responsibilities and bring even greater focus to its portfolio management activities. Pursuant to the Reorganization, Managers will serve as the investment manager to the New Fund and Skyline will serve as the subadvisor to the New Fund. As a result, the Skyline personnel involved in managing the New Fund’s portfolio will be the same personnel currently managing the Existing Fund’s portfolio. Oversight of the New Fund will be provided by the Board of Trustees of Managers AMG Funds, and, as the investment manager of the New Fund, Managers will provide investment oversight, administration, and shareholder services for the New Fund.

The Board of Trustees of Skyline Funds has unanimously approved the Reorganization and believes that approval of the Reorganization is in the best interests of shareholders. Accordingly, your Board recommends that you vote in favor of the Reorganization.

Please read the enclosed proxy materials and consider the information provided carefully. Your vote is very important to us. We encourage you to complete and mail your proxy ballot promptly. No postage is necessary if you mail it in the United States. If you have any questions about the proxy materials, or the proposed Reorganization, please call your investment professional or the Existing Fund at 1-800-828-2759.

Very truly yours,

William M. Dutton
President of Skyline Funds

SKYLINE FUNDS

C/O SKYLINE ASSET MANAGEMENT, L.P.

311 SOUTH WACKER DRIVE

SUITE 4500

CHICAGO, ILLINOIS 60606

QUESTIONS AND ANSWERS

YOUR VOTE IS IMPORTANT!

Q:	What am I being asked to vote on?

A: As a shareholder of the Existing Fund, you are being asked to vote to approve the Reorganization of the Existing Fund into the New Fund, a series of Managers AMG Funds, pursuant to an Agreement and Plan of Reorganization between Skyline Funds and Managers AMG Funds. In connection with the Reorganization, the Existing Fund will transfer all of its assets to the New Fund, the New Fund will assume all of the liabilities of the Existing Fund, and you will receive shares of the New Fund (the “New Fund Shares”) with a value equal to the value of your shares of the Existing Fund immediately prior to the Reorganization. Upon completion of the Reorganization, you will become a shareholder of the New Fund.

Q:	Has the Existing Fund’s Board of Trustees approved the Reorganization?

A: Yes. The Board of Trustees of Skyline Funds unanimously approved the Reorganization on September 18, 2007 and recommends that you vote to approve the Reorganization.

Q:	Why is the Board recommending the Reorganization?

A: The Board of Trustees of Skyline Funds has concluded that participation in the proposed Reorganization is in the best interest of the Existing Fund and its shareholders. In reaching this conclusion, the Board considered several factors:

•	The Reorganization will permit shareholders of the Existing Fund to become shareholders of the New Fund.

•

Skyline, who will serve as the investment subadvisor for the New Fund, will continue to be responsible for the day-to-day management of the portfolio. In becoming the subadvisor, Skyline will relinquish its administrative and marketing related responsibilities that it previously had so as to bring even greater focus to its portfolio management activities.

•

Managers, an independently managed subsidiary of AMG, will assume the overall investment oversight, administration, and shareholder servicing responsibilities as the investment manager of the New Fund. Managers currently provides investment management and administration to a family of 31 other mutual funds and is committed to providing shareholders with access to a complete array of investment products and state- of-the-art shareholder services. As a shareholder in the New Fund, you will have access to the Managers family of funds with the ability to exchange into certain other Managers funds.

•

Shareholders will enjoy lower expenses in the New Fund. Because Managers has contractually agreed to maintain the New Fund’s expenses at a lower level for two years and because of economies of scale expected to be achieved through the proposed Reorganization, expenses of the New Fund will be lower than those of the Existing Fund. The Reorganization will also be tax free for federal income tax purposes.

Q:	Who will manage my Fund once the Reorganization is completed?

A: Managers will serve as the investment manager of the New Fund, and Skyline, the Existing Fund’s current adviser, will serve as the New Fund’s subadvisor. As the subadvisor for the New Fund, Skyline will continue to have day-to-day portfolio management responsibility of the New Fund’s portfolio after the Reorganization. The New Fund’s portfolio will be managed in the same manner and by the same personnel as the Existing Fund.

Q:	How do the investment objective and policies of the Existing Fund and the New Fund compare?

A: The investment objective and policies of the New Fund are substantially identical to those of the Existing Fund.

Q:	Will the Fund expenses that I bear as a shareholder of the New Fund be higher than the expenses I currently bear as a shareholder of the Existing Fund?

A: No. It is anticipated that the New Fund will operate with a total expense ratio that is lower than the total expense ratio of the Existing Fund. This means that the expenses you will bear as a shareholder of the New Fund will be less than the expenses you currently bear as a shareholder of the Existing Fund. Managers has contractually agreed to maintain the New Fund’s expenses at a lower level for two years.

Q:	Will I, or my Fund, need to pay fees or taxes as a result of the Reorganization?

A: No. The Reorganization will not trigger any sales commission or other fees for shareholders. Also, the Reorganization is expected to be a tax-free transaction for shareholders of the Existing Fund for U.S. federal income tax purposes. Your cost basis in shares of the Existing Fund will carryover to shares of the New Fund upon the closing of the Reorganization.

Q:	What happens if shareholders of the Existing Fund do not approve the Reorganization?

A: In that event, the Existing Fund will not participate in the Reorganization. The Board of Trustees of Skyline Funds will determine what further action, if any, is appropriate.

Q:	What happens if I do not wish to participate in the Reorganization of the Existing Fund, or what if I do not wish to own shares of the New Fund?

A: Assuming the Reorganization is approved by shareholders, you may redeem your shares of the Existing Fund at any time before the last business day prior to the closing date of the Reorganization. After the closing date, you may also redeem your shares of the New Fund on any day in accordance with the procedures applicable to the New Fund. Such redemptions may be taxable to you.

Q:	When will the Reorganization occur?

A: The approval of the Reorganization by the Existing Fund will require the affirmative vote of a majority of the outstanding shares of the Existing Fund. If approved, we expect the Reorganization to be completed by December 31, 2007, or sooner, provided all of the other closing conditions have been satisfied.

Q:	When will the Shareholder Meeting be held?

A: The Shareholder Meeting is scheduled to be held on December 18, 2007.

Q:	How do I vote my shares?

A: You can vote your shares by completing and signing the enclosed proxy card(s), and mailing it/them in the enclosed postage paid envelope. If you have any questions regarding the proposals or how to vote your shares, please call Skyline Funds at 1-800-828-2759.

SKYLINE SPECIAL EQUITIES PORTFOLIO

A SERIES OF

SKYLINE FUNDS

C/O SKYLINE ASSET MANAGEMENT, L.P.

311 SOUTH WACKER DRIVE

SUITE 4500

CHICAGO, ILLINOIS 60606

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

SCHEDULED FOR DECEMBER 18, 2007

This is the formal notice and agenda for the special shareholder meeting of Skyline Special Equities Portfolio (the “Existing Fund”), a series of Skyline Funds (“Skyline Funds”). This notice tells the shareholders of the Existing Fund what proposals will be voted on and the time and place of the meeting. We refer in this notice (and the proxy materials included with the notice) to the Skyline Special Equities Portfolio, a newly created series of Managers AMG Funds (“Managers AMG Funds”), as the “New Fund.” We refer to the Existing Fund and the New Fund together as the “Funds.”

To the Shareholders of the Skyline Special Equities Portfolio:

A special meeting of shareholders of Skyline Special Equities Portfolio will be held on December 18, 2007 at 10:00 a.m. (Chicago Time) at 311 South Wacker Drive, 18th Floor, Chicago, Illinois 60606 (the “Meeting”). At the Meeting, we will ask you to vote on:

1. A proposal to approve the reorganization of the Existing Fund into the New Fund in exchange for shares of the New Fund (the “Reorganization”).

2. Any other business that properly comes before the Meeting.

Only shareholders of record of the Existing Fund as of the close of business on October 16, 2007 are entitled to receive this notice and vote at the Meeting. Whether or not you expect to attend the Meeting, please complete and return the enclosed proxy ballot (voting instruction card).

By Order of the Board of Trustees of Skyline Funds,

Christine C. Carsman, Secretary
October [__], 2007

YOUR VOTE IS VERY IMPORTANT TO US REGARDLESS OF THE

NUMBER OF SHARES THAT YOU ARE ENTITLED TO VOTE.

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October [__], 2007

SKYLINE FUNDS

C/O SKYLINE ASSET MANAGEMENT, L.P.

311 SOUTH WACKER DRIVE

SUITE 4500

CHICAGO, ILLINOIS 60606

1-800-828-2759

MANAGERS AMG FUNDS

800 CONNECTICUT AVENUE

NORWALK, CONNECTICUT 06854

1-800-835-3879

WHAT IS THIS DOCUMENT AND WHY WE ARE SENDING IT TO YOU?

This document is both the proxy statement for the Existing Fund and a prospectus for the New Fund, and we refer to this document as the “Proxy Statement/Prospectus.” It contains the information that shareholders of the Existing Fund should know before voting on the approval of a proposed Agreement and Plan of Reorganization (the “Plan”) that provides for the Reorganization of the Existing Fund into the New Fund. Please retain this Proxy Statement/Prospectus for future reference. If shareholders of the Existing Fund do not approve the Reorganization, the Existing Fund will not participate in the Reorganization and will continue its operations beyond the date of the Reorganization. In such event, the Board of Trustees of Skyline Funds will consider what further action, if any, is appropriate. If the Reorganization is approved, we expect the Reorganization will be completed by December 31, 2007, or sooner, provided all of the other closing conditions have been satisfied.

HOW WILL THE REORGANIZATION WORK?

The Reorganization of the Existing Fund will involve three steps:

(1)	the transfer of all of the assets of the Existing Fund to the New Fund in exchange for the assumption by the New Fund of the liabilities of the Existing Fund and the delivery to the Existing Fund of shares of the New Fund with a value equal to the value of the assets transferred by the Existing Fund, net of the liabilities assumed by the New Fund (all as determined immediately prior to the transaction);

(2)	the pro rata distribution of shares of the New Fund to the shareholders of record of the Existing Fund as of the effective date of the Reorganization in full redemption of all shares of the Existing Fund; and

(3)	the liquidation and termination of the Existing Fund.

As a result of the Reorganization, shareholders of the Existing Fund will receive shares of the New Fund. The total value of the New Fund shares that you receive in the Reorganization will be the same as the total value of the shares of the Existing Fund that you held immediately before the Reorganization. A copy of the Plan is attached to this document as Appendix A.

The Securities and Exchange Commission has not approved or disapproved of these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

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IS ADDITIONAL INFORMATION ABOUT THE FUNDS AVAILABLE?

Yes, additional information about the Existing Fund is available in the:

•	Prospectus of the Existing Fund;

•	Annual and Semi-Annual Reports to shareholders of the Existing Fund; and

•	Statement of Additional Information, or “SAI,” of the Existing Fund.

These documents are on file with the Securities and Exchange Commission, which we refer to in the Proxy Statement/Prospectus as the “SEC.”

The effective Prospectus of the Existing Fund dated May 1, 2007, Management’s Discussion of Fund Performance included in the Existing Fund’s most recent Annual Report dated December 31, 2006, and the Existing Fund’s most recent Semi-Annual report dated June 30, 2007, contain information about the Existing Fund and are incorporated by reference (meaning such documents are legally considered to be part of this Proxy Statement/Prospectus).

The SAI relating to this Proxy Statement/Prospectus dated October [__], 2007 also is incorporated by reference and is legally considered to be part of this document.

The New Fund will not commence operations until the Reorganization is completed. The Existing Fund’s prospectus, the most recent annual report to shareholders of the Existing Fund, containing audited financial statements for the most recent fiscal year ending December 31, 2006, and the semi-annual report to shareholders of the Existing Fund, containing unaudited financial statements for the six months ended June 30, 2007, have been previously mailed to shareholders.

The Existing Fund is currently advised by Skyline Asset Management, L.P. (“Skyline”). Managers Investment Group LLC (“Managers”) will serve as the investment manager to the New Fund. Skyline will serve as the subadvisor of the New Fund. If the Reorganization is approved, shareholders of the Existing Fund will own shares of the New Fund, which is managed by Managers with Skyline as the subadvisor. The New Fund will be advised in the same manner and by the same personnel as the Existing Fund because Skyline will continue to have day-to-day portfolio management responsibility as subadvisor for the New Fund.

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Copies of all of these documents are available upon request without charge by writing to or calling:

Managers Investment Group LLC 800 Connecticut Avenue Norwalk, Connecticut 06854 Attention: Operations 1-800-835-3879	Skyline Funds C/O Skyline Asset Management, L.P. 311 South Wacker Drive Suite 4500 Chicago, Illinois 60606 1-800-828-2759

You also may view or obtain copies of these documents from the SEC:

In Person:	At the SEC’s Public Reference Room in Washington, D.C. Call 202-551-8090 for hours of operation.

By Mail:	Public Reference Section
Securities and Exchange Commission
100 F Street, N.E.
Washington, DC 20549-6009
(duplicating fee required)

By Email:	publicinfo@sec.gov
(duplicating fee required)

By Internet:	www.sec.gov
(Skyline Funds for information on the Existing Fund)

www.managersinvest.com

www.skylinelp.com

OTHER IMPORTANT THINGS TO NOTE:

•	An investment in the New Fund is not a deposit in a bank and is not insured or guaranteed by the FDIC or any other government agency.

•	You may lose money by investing in the New Fund.

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i

I.	SYNOPSIS

The Reorganization

The Boards of Trustees for both Skyline Funds and Managers AMG Funds approved the Reorganization. In connection with the Reorganization, Skyline Funds has agreed to use reasonable efforts to obtain the approval of the Existing Fund’s shareholders for the reorganization of the Existing Fund (a series of Skyline Funds) into the New Fund (a series of Managers AMG Funds). Skyline also agreed to use reasonable efforts to help prepare these proxy solicitation materials, process them through the SEC and obtain the necessary shareholder approvals.

The Existing Fund called this special shareholders’ meeting to allow the shareholders of the Existing Fund to vote on the proposed Reorganization of the Existing Fund into the New Fund.

The Existing Fund currently is advised by Skyline. Following the Reorganization, the New Fund will be managed by Managers and subadvised by Skyline. Skyline will continue to have day-to-day portfolio management responsibility as the subadvisor for the New Fund, and Skyline will manage the portfolio of the New Fund in the same manner and by the same personnel as it does for the Existing Fund following the Reorganization.

As part of the Reorganization, overall investment management responsibility, administration, and shareholder servicing will be assumed by Managers.

Federal Income Tax Consequences

It is intended that the Reorganization will not result in the recognition of income, gain or loss for U.S. federal income tax purposes for the Existing Fund or its shareholders. The receipt by the New Fund and the Existing Fund of an opinion of counsel to the effect that the Reorganization will be treated as a tax-free transaction for U.S. federal income tax purposes to the Existing Fund and its shareholders and the New Fund is a condition to the closing of the Reorganization. See “The Reorganization — Federal Income Tax Consequences.”

Investment Objective and Policies

The investment objective and policies of the New Fund are substantially identical to those of the Existing Fund. The investment objective of the New Fund and the Existing Fund is to seek maximum capital appreciation primarily through investment in common stocks that the portfolio manager considers to be undervalued. Both the Existing Fund’s and New Fund’s investment objective is not a fundamental policy and thus may be changed by the respective Fund’s Board of Trustees without shareholder approval.

Under normal circumstances, each Fund may invest at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities. The Existing Fund invests primarily in the common stocks of small capitalization U.S. companies and the New Fund invests primarily in the common and preferred stocks of small capitalization U.S. companies. Skyline generally considers a company to be a “small capitalization” company if its outstanding shares have an aggregate market value of less than $2 billion at the time of purchase. Each Fund emphasizes investments in companies that have below average valuations and above average earnings growth prospects. Each Fund may also invest in stocks that are depressed due to current problems at the company, but for which Skyline has an expectation that the company’s operations will improve.

The Funds invest in companies that generally fall into one of the following three categories:

1. A company that is selling at a price/earnings ratio below the average for the overall stock market, and that Skyline believes will achieve above-average growth in earnings.

2. A company that has experienced problems leading to a depressed stock price where Skyline believes that there is a reasonable likelihood that the company’s operations will improve.

3. A company that does not fall into the above categories, but, because of special circumstances, appears undervalued and, consequently, offers potential for appreciation.

As the adviser to the Existing Fund and the subadvisor to the New Fund, Skyline employs (and will employ) an investment and research group, with three investment teams each covering specific sectors of the small cap universe. When looking for investment ideas, the investment and research group relies on a number of sources, both internal and external. Typical sources used to identify prospects include outside research services, computer screening, and an internally-developed watch list of stocks. The investment and research group screens stocks using:

•	Valuation measures, including price to earnings, price to book, price to cash flow, and price to sales ratios;

•	Earnings growth prospects;

•	Small capitalization range; and

•	A bottom-up approach—one stock at a time, without market forecasts.

Potential investments that pass the initial review stage are researched in-depth by a member of the investment and research group. For most stocks that are researched, a member of the investment and research group:

•	Reviews corporate documents;

•	Reviews existing research reports written by third-party sources;

•	Prepares a comprehensive income statement model;

•	Reviews industry comparisons; and

•	Meets and talks with the company’s senior management, usually the CFO and/or the CEO.

If the stock still appears to be an attractive investment after that in-depth research, it is presented to the investment and research group for discussion. After the investment and research group’s review, the particular investment team covering the security (the “lead investment team”) makes the final buy decision.

After an investment is made, Skyline’s investment and research group regularly monitors the security so that the investment remains within the Funds’ investment strategies. The lead investment team frequently reviews each portfolio holding to determine if they would still purchase the security in current market conditions. If not, the stock will be sold and replaced with a stock that Skyline believes has more favorable prospects. In general, a stock is replaced when it reaches its sell target or when fundamental conditions change such that the original investment thesis is no longer valid.

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Each Fund may invest in securities of non-U.S. issuers directly or in the form of American Depositary Receipts (ADRs), European Depositary Receipts (EDRs), Global Depositary Receipts (GDRs), or other securities representing underlying shares of foreign issuers. The Existing Fund and the New Fund do not expect to invest more than 5% and 20%, respectively, of its net assets in foreign securities, including securities like ADRs, EDRs and GDRs.

Each Fund may invest up to 5% of its net assets in repurchase agreements. The Existing Fund did not invest in repurchase agreements in the most recent fiscal year and both the Existing Fund and New Fund have no present intention of investing in repurchase agreements in the coming year.

Each Fund may invest in real estate investment trusts (REITs). Each Fund tries to avoid investing in REITs that hold residual interests in real estate mortgage investment conduits (“REMICs”) that qualify as “taxable mortgage pools,” or that otherwise expect to generate excess inclusion income, but the Funds may not always be successful in doing so.

Each Fund may, from time to time, take a defensive position that is inconsistent with its principal investment strategies. When Skyline believes a temporary position is necessary, each Fund may invest in high-quality, fixed-income securities or hold assets in cash or cash equivalents. Taking a defensive position might prevent a Fund from achieving its investment objective.

Principal Risk Factors

Market risk. Each Fund’s principal risk factor is market risk. Market risk includes the risk that prices of securities held by the Existing Fund or the New Fund may fall rapidly or unpredictably. The prices of stocks will rise and fall due to changing economic, political, or market conditions or in response to events that affect particular industries or companies. The value of your investment could go up or down depending on market conditions. Equity securities generally have greater price volatility than fixed income securities. Since foreign securities trade on different markets, which have different supply and demand characteristics, their prices are not as closely linked to the U.S. markets. Foreign securities markets have their own market risks, and they may be more or less volatile than U.S. markets and may move in different directions.

Small Capitalization Stock Risk. Small-capitalization companies involve more risk than larger, more established companies because they often have greater price volatility, lower trading volume, and less liquidity. These companies tend to have smaller revenues, narrower product lines, less management depth and experience, smaller shares of their product or service markets, fewer financial resources, and less competitive strength than larger companies. The Existing Fund and the New Fund may underperform other stock funds (such as medium- and large-company stock funds) when stocks of small-capitalization companies are out of favor.

Value Stock Risk. Value stocks present the risk that a stock may decline or never reach what Skyline believes is its full market value, either because the market fails to recognize what Skyline considers to be the company’s true business value or because Skyline’s assessment of the company’s prospects is wrong. Companies whose securities may be characterized as “value” may have experienced adverse business developments or may be subject to special risks that have caused their securities to be out of favor. Value stocks may underperform growth stocks during given periods.

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Liquidity Risk. Liquidity risk exists when particular investments are difficult to sell. Each Fund may not be able to sell these illiquid investments at the best prices. Investments in non-U.S. investments, restricted securities, securities having small market capitalization, and securities having substantial market and/or credit risk tend to involve greater liquidity risk.

Sector Risk. Companies that are in similar businesses may be similarly affected by particular economic or market events. As a result, the Existing Fund’s and the New Fund’s performance could be more volatile than the performance of a fund that is more diversified across industries and sectors. Because the Funds seek investments in sectors of the market that correspond with those sectors currently represented in one of the benchmark indexes of each Fund (Russell 2000® Value Index, Russell 2000® Index, or S&P 500® Index) and to the extent such index is exposed substantially to certain sectors of the market, the Funds will also be subject to the risks of that sector or sectors.

Skyline attempts to reduce risk through portfolio diversification and the use of a stock selection strategy that emphasizes undervalued common stocks, many of which already reflect low valuations, to produce a favorable risk/reward ratio.

The Existing Fund and New Fund have adopted certain investment limitations that cannot be changed without shareholder approval and are designed to limit investment risk and maintain portfolio diversification. In particular, each Fund may not invest more than:

•	5% of its total assets (valued at the time of investment) in any one issuer, or acquire 10% of the voting securities of that issuer (this restriction does not apply to government securities); or

•	25% of its total assets (valued at the time of investment) in companies in a single industry (this restriction does not apply to government securities). [1]

Skyline may sell any security when it believes the sale is in the Existing Fund’s or the New Fund’s best interest. This may result in active and frequent trading of portfolio securities which can increase the portfolio turnover. Higher portfolio turnover may adversely affect either Fund’s performance by increasing transaction costs and may increase your tax liability. Because of each Fund’s flexibility of investment and emphasis on growth of capital, each may have a greater portfolio turnover than mutual funds that have primary objectives of income or maintenance of a balanced investment position. Although neither Fund can accurately predict its annual portfolio turnover rate, it is not expected to exceed 100% under normal circumstances.

[1]	The term “industry” is as defined by Frank Russell & Co., which categorizes stocks in approximately 144 industries across 12 separate economic sectors.

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Comparison of Fees and Expenses

Each of the Existing Fund and the New Fund is a “no-load” fund. You do not pay any sales charge when you purchase or sell your shares. However, you will indirectly pay various other expenses because each Fund pays fees and other expenses that reduce the return on your investment. The following table describes the fees and expenses that you may pay if you buy and hold shares of either Fund. Only pro forma information has been presented with respect to the New Fund because the New Fund will not commence operations until the Reorganization is completed. The Reorganization will not cause a shareholder to pay any additional fees.

	Skyline Special Equities Portfolio (Existing Fund)		Pro Forma— Skyline Special Equities Portfolio (New Fund)
Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a percentage of the offering price)	None		None
Maximum deferred sales charge (load)	None		None
Maximum sales charge (load) imposed on reinvested dividends and distributions	None		None
Redemption fees	2.00	%(1)	2.00%(1)
Exchange fees	None		None
Annual Operating Expenses
Management Fees	1.45	%(2)	0.90%
Distribution (12b-1) Fees	None		None
Other Expenses	0.02%		0.42	%(3)
Total Annual Fund Operating Expenses	1.47%		1.32	%(5)
Fee Waiver and Reimbursement	(0.10	%)(4)	N/A
Net Annual Operating Expenses	1.37	%(4)	1.32	%(5)

(1)	Applies to redemptions occurring within 30 days of purchase.

(2)	Pursuant to Skyline’s Investment Advisory Agreement with the Existing Fund, Skyline pays all of the Existing Fund’s ordinary operating expenses, except the fees and expenses of the Existing Fund’s non-interested trustees. Under the Investment Advisory Agreement the annual fee rate is as follows: 1.50% of the first $200 million, 1.45% of the next $200 million (over $200 million to $400 million), 1.40% of the next $200 million (over $400 million to $600 million), and 1.35% of average daily net assets in excess of $600 million.

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(3)	Other Expenses reflect operating expenses that are expected to be incurred during the first fiscal year. Other Expenses include payments to third parties who maintain omnibus accounts with the New Fund, not to exceed 0.25% of the New Fund’s average daily net assets provided that the amount of such fees will not cause the New Fund’s total operating expenses to exceed the contractual expense limitation currently in effect for the New Fund, and, because the New Fund is new, are based on estimates for the current fiscal year.

(4)	Effective May 1, 2007, Skyline has contractually agreed to waive a portion of its Fee equal to 0.10% of the Existing Fund’s average daily net assets. This agreement is subject to an annual review and consideration. The waiver’s effect is to decrease the annual fee rate paid by the Existing Fund on its average daily net assets to 1.40% of the first $200 million, 1.35% of the next $200 million (over $200 million to $400 million), 1.30% of the next $200 million (over $400 million to $600 million), and 1.25% of the next $200 million (over $600 million to $800 million), thereby decreasing the Existing Fund’s Total Annual Operating Expenses, at asset levels experienced in 2006, to 1.37%. In addition, Skyline has contractually agreed to add two additional breakpoints to its fees for assets in excess of $800 million in light of the contractual waiver, as follows: 1.20% of average daily net assets in excess of $800 million up to $1 billion and 1.15% of average daily net assets in excess of $1 billion.

(5)	Managers has contractually agreed, through at least December 31, 2009, to limit “Net Annual Operating Expenses” (exclusive of taxes, interest, brokerage costs, acquired fund fees and expenses, and extraordinary items) to 1.32%. Acquired fund fees and expenses are not subject to waiver and do not factor into the New Fund’s contractual expense limitation. If the contractual expense limitation was not in effect, Total Annual Fund Operating Expenses would be 1.47% due to payments to third parties who maintain omnibus accounts as described in footnote (3) above.

Examples

These examples will help you compare the cost of investing in the Existing Fund and New Fund to the cost of investing in other mutual funds. These examples make certain assumptions. They assume that you invest $10,000 as an initial investment in each Fund for the time periods indicated and then redeem all of your shares at the end of those periods. These examples also assume that your investment in each Fund has a 5% total return each year and that each Fund has operating expenses described in the table above and such operating expenses remain the same each year.

FUND	1 YEAR	3 YEARS	5 YEARS	10 YEARS
Skyline Special Equities Portfolio –	$150	$465	$803	$1,757
Pro Forma –Skyline Special Equities Portfolio (New Fund)[1] –	$134	$435	$773	$1,731

[1]

The pro forma example for the New Fund reflects the impact of the New Fund’s contractual expense limitation, through December 31, 2009, to limit net annual operating expenses to 1.32% (exclusive of taxes, interest, brokerage costs, acquired fund fees and expenses, and extraordinary items).

The examples should not be considered a representation of past or future expenses, as actual expenses or returns may be greater or less than those shown.

Performance

This section would normally include a bar chart and a table showing how the New Fund has performed and how its performance has varied from year to year. Because the New Fund has not commenced operations prior to the date of this Proxy Statement/Prospectus, the bar chart and table are not shown. Since the investment objectives and principal investment strategies of the New Fund will be

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substantially similar to those of the Existing Fund and the entity providing day-to-day advisory services to the New Fund will be the same as for the Existing Fund, the performance history of the Existing Fund is expected to carry over to the New Fund. Performance information for the Existing Fund as of December 31, 2006 can be found in the Existing Fund’s Prospectus. Past performance (before and after taxes) is not an indication of how either Fund will perform in the future.

Distribution and Purchase Procedures, Exchange Rights and Redemption Procedures

Purchase Procedures

The purchase procedures of the Existing Fund are substantially similar to those of the New Fund, in that shares of the Existing Fund and the New Fund may be purchased directly from the Existing Fund and the New Fund, respectively, through retirement or savings plans or financial intermediaries, and through Managers Distributors, Inc. (“MDI”), the distributor of both Funds.

Shares of the Existing Fund are, and shares of the New Fund will be, available to individual investors, trusts, businesses and other organizations, education savings accounts, employer-sponsored retirement plans, individual-sponsored retirement plans, and other accounts.

For the Existing Fund, the minimum initial investment to open an account is $1,000, and subsequent investments must be at least $100. The minimum for automatic investments is $50. The Existing Fund may accept investments of smaller amounts under circumstances it deems appropriate and consistent with the interests of the shareholders. The Existing Fund reserves the right to change the minimum investment amounts at any time without prior notice.

The minimum initial investment to open an account with the New Fund is $2,000 for individual investors and $1,000 for individual retirement accounts, and subsequent investments must be at least $100.

The Existing Fund may refuse a purchase order for any reason, including if it believes accepting it would be harmful to the Fund or to its existing shareholders. The New Fund may also refuse a purchase order for any reason, including the failure to submit a properly completed application, and the New Fund may also refuse an exchange request for any person or group if the Fund determines that the request could adversely affect the Fund, for example, if the person or group has engaged in excessive trading.

Redemption Procedures

The redemption procedures for the Existing Fund and the New Fund are substantially similar. Both the Existing Fund and New Fund allow shareholders to redeem shares by mail, telephone, or bank wire. However, while the Existing Fund charges a $15 wire transfer fee, the New Fund will not charge for wire redemptions. In addition, the New Fund allows shareholders to redeem their shares over the internet at www.managersinvest.com.

Each Fund will deduct a redemption fee (the “Redemption Fee”) of 2% from the proceeds of any redemption (including a redemption by exchange) of shares if the redemption occurs within 30 days of the purchase of those shares.

For the purpose of determining whether a redemption is subject to the Redemption Fee, redemptions of Fund shares are conducted in a first in/first out (FIFO) basis such that shares with the longest holding period will be redeemed first and shares with the shortest holding period will be redeemed last.

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The Redemption Fee is paid to each Fund and is intended to offset transaction and other expenses caused by short-term trading. The Redemption Fee will not apply to redemptions of shares (1) (including redemptions by exchange) purchased through reinvestment of dividend or capital gain distributions, (2) under hardship circumstances (as determined by the investment adviser and applicable Fund in their discretion, based on a case-by-case analysis), and (3) under the Systematic Withdrawal Plan for the Existing Fund. Short-term trades not subject to a Redemption Fee as a result of these exceptions may result in additional costs to each Fund that would have otherwise been recouped, in whole or in part, if a Redemption Fee were applied. The Redemption Fee will apply only to the redemption of shares purchased through an authorized agent or other financial intermediary if the authorized agent or other financial intermediary has explicitly agreed to administer the Redemption Fee and only to the extent the authorized agent or other financial intermediary is willing and able to apply the Redemption Fee. If you invest through a financial intermediary, contact your intermediary to determine whether, and to what extent, the Redemption Fee applies to you and your trading activity. The Existing Fund reserves the right to modify or eliminate the Redemption Fee or to decline to provide waivers at any time. The New Fund reserves the right to modify the terms of, or terminate, the Redemption Fee at any time upon 60 days’ notice to shareholders.

Both the Existing Fund and New Fund may redeem shares in a shareholder account if balances fall below a certain amount. The Existing Fund reserves the right to redeem shares in any account with a balance of less than $750. Prior to any such redemption, the Existing Fund will give 30 days written notice during which time a shareholder may increase his or her investment to avoid having shares redeemed. The Existing Fund will waive the $750 minimum balance requirement if an account balance drops below $750 due to market activity. The New Fund may redeem a shareholder account if its value falls below $500 due to redemptions the shareholder makes, but not until after the New Fund gives the shareholder 60 days’ notice and the opportunity to reestablish the account balance.

Both the Existing Fund and New Fund offer systematic redemption plans and may require a signature guarantee for certain large redemptions. Under their systematic redemption plans, both Funds require that redemptions be over $100 and the Existing Fund further requires that the account must have a share balance of $5,000 or more. The Existing Fund requires a signature guarantee for redemptions over $10,000 and the New Fund requires a signature guarantee for redemptions over $50,000. In addition, the Existing Fund may require a signature guarantee in other circumstances to verify the identity of the shareholder.

Exchange Rights

The Existing Fund allows shareholders to add to their Existing Fund account by exchanging shares of two portfolio series of First American Funds, Inc. — Prime Obligations and Tax Free Obligations— for Existing Fund shares of the same value. This exchange policy will terminate upon completion of the proposed Reorganization. Similarly, the New Fund allows shareholders to exchange shares of the New Fund for other funds managed by Managers that are not subject to a sales charge (load). Not all funds managed by Managers offer all classes of shares or are open to new investors. Shareholders may request an exchange in writing; by telephone (if elected on the application); by Internet; or through an investment adviser, bank, or investment professional. Normally, Managers will execute the entire exchange transaction in a single business day.

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There is no fee associated with the New Fund’s exchange privilege; however, an exchange may result in tax consequences. In addition, the New Fund has implemented the following restrictions regarding exchanges:

•	The value of the New Fund shares exchanged must meet the minimum purchase requirement of the fund for which you are exchanging them.

•	The exchange privilege is available only if both of the accounts involved in the transaction are registered in the same name with the same address and taxpayer identification number.

Distribution of the Funds

MDI, a wholly-owned subsidiary of Managers, serves as distributor of both the Existing Fund and the New Fund. Managers or MDI may make direct or indirect payments to third parties in connection with the sale of New Fund shares or the servicing of shareholder accounts.

The New Fund may also participate in programs with national brokerage firms that limit a shareholder’s transaction fees, and may pay fees to these firms in return for participation in these programs for servicing shareholders. The New Fund may pay up to 25 basis points (0.25%) in shareholder servicing fees under these programs. The servicing fees are paid out of the assets of the New Fund on an ongoing basis and will increase the cost of investing in the New Fund.

Additional Information Applicable to the Existing Fund and New Fund

Additional information regarding shareholder policies and procedures for the Existing Fund may be found in its Prospectus dated May 1, 2007, which is on file with the SEC and is incorporated by reference into this Proxy Statement/Prospectus.

For a more detailed description of the shareholder policies and procedures of the New Fund, please see Appendix C – Information Applicable to the New Fund/Shareholder Guide.

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II.	THE REORGANIZATION

Description of the Reorganization

On September 18, 2007, the Existing Fund’s Board unanimously voted to approve the Reorganization, subject to approval by shareholders of the Existing Fund. In the Reorganization, the Existing Fund will transfer its assets to the New Fund, which will assume the liabilities of the Existing Fund as of the closing date of the Reorganization. Upon this transfer of assets and assumption of liabilities, the New Fund will issue shares of beneficial interest to the Existing Fund, which shares will be distributed to shareholders in liquidation of the Existing Fund. Any shares of beneficial interest you own of the Existing Fund at the time of the Reorganization will be cancelled and you will receive shares of beneficial interest in the New Fund having an aggregate value equal to the aggregate value of your shares of the Existing Fund. The Reorganization is expected to be a tax-free transaction for U.S. federal income tax purposes. If approved by shareholders, the Reorganization is expected to occur by December 31, 2007, or sooner, provided all of the other closing conditions have been satisfied.

Reasons for the Reorganization

A primary purpose of the Reorganization is to permit Skyline, the current investment adviser of the Existing Fund since 1995, to relinquish its administrative and marketing related responsibilities and bring even greater focus to its portfolio management activities. Pursuant to the Reorganization, Managers will serve as the investment manager to the New Fund, and Skyline will continue to provide day-to-day portfolio management as the subadvisor of the New Fund. Oversight of the New Fund will be provided by the Board of Trustees of Managers AMG Funds and, as investment manager, Managers will provide investment management, administration, and shareholder services for the New Fund. Managers and Skyline are both affiliated with AMG. The Boards of Trustees of Managers AMG Funds and Skyline Funds formally approved the Reorganization on September 7, 2007, and September 18, 2007, respectively. In connection with the Reorganization, Skyline agreed to use reasonable efforts to obtain the approval of the Existing Fund’s shareholders for the reorganization of the Existing Fund, a series of Skyline Funds, into the New Fund, a series of Managers AMG Funds.

Headquartered in Norwalk, Connecticut, Managers was founded in 1983 to provide individual investors and smaller institutions with access to the same expertise, resources and techniques employed by major institutions and wealthy families. Managers serves as the investment manager to The Managers Funds family of funds, which includes Managers AMG Funds. Managers is an independently managed subsidiary of AMG. As of June 30, 2007 Managers had over $9.3 billion in assets under management. The Board of Trustees of Skyline Funds agreed to the reorganization of the Existing Fund into the New Fund because they believe that the reorganization will provide shareholders with continuity of money management, economies of scale with the potential for lower costs, and access to the Managers family of funds, a fund family of 31 other mutual funds committed to providing shareholders with a complete array of investment products and state-of-the-art shareholder services.

Terms of the Reorganization

At the effective time of the Reorganization, the New Fund will acquire all of the assets and assume all of the liabilities of the Existing Fund in exchange for shares of the New Fund.

The terms and conditions under which the Reorganization for the Existing Fund will be implemented are set forth in the Plan. Significant provisions of the Plan are summarized below; however, this summary is qualified in its entirety by reference to the Plan, which is attached as Appendix A

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to this Proxy Statement/Prospectus. The Plan contemplates (i) the New Fund’s acquisition of all of the assets of the Existing Fund in exchange solely for shares of the New Fund and the assumption by the New Fund of those accrued and unpaid liabilities of the Existing Fund set forth in the statement of assets and liabilities of the Existing Fund as of the closing date for the Reorganization (the “Stated Liabilities”), and (ii) the distribution of those shares to the shareholders of the Existing Fund as soon as reasonably practicable after the closing.

Each shareholder of the Existing Fund will receive a number of full and fractional shares of the New Fund equal in value to the number of full and fractional shares of the Existing Fund held by such shareholder as of the closing date. The Existing Fund will be dissolved soon thereafter.

Accordingly, immediately after the Reorganization, each former shareholder of the Existing Fund will own shares of the New Fund that will be equal in value to the shares of the Existing Fund held by that shareholder immediately prior to the Reorganization. The Plan provides the time for and method of determining the net value of the Existing Fund’s assets and the net asset value of a share of the New Fund. The valuation will be done immediately before the closing date of the Reorganization, as described in the Plan. Any special options (for example, automatic investment plans on current Existing Fund shareholder accounts) will automatically transfer to the new accounts.

The Plan provides that Skyline and Managers will bear all costs and expenses of the Reorganization, including the costs and expenses incurred in the preparation and mailing of this Proxy Statement/Prospectus, as agreed between them. The closing is expected to occur by December 31, 2007, or sooner, provided all of the other closing conditions have been satisfied. The implementation of the Reorganization is subject to a number of conditions set forth in the Plan, including the approval of the Reorganization by shareholders of the Existing Fund. Another important condition to closing is that the Existing Fund receives a tax opinion to the effect that the Reorganization will qualify as a “reorganization” for U.S. federal income tax purposes. As such, the Reorganization will not be taxable for such purposes to the Existing Fund, the New Fund or the Existing Fund’s shareholders. The Plan may be terminated and the Reorganization abandoned at any time prior to the closing date by either the trustees of Skyline Funds or Managers AMG Funds if information not previously known or disclosed results in a material adverse effect on the ability of Managers or Skyline, respectively, to perform on its respective agreement with the New Fund. If the transactions contemplated by the Plan have not been substantially completed by March 4, 2008, the Plan shall automatically terminate on that date unless a later date is agreed to by Existing Fund and New Fund.

Board Consideration of the Reorganization

The Skyline Funds Board of Trustees considered the proposed Reorganization of the Existing Fund into the New Fund at meetings held on August 21, 2007 and September 18, 2007. Prior to those meetings, Managers and Skyline had provided materials on the proposed Reorganization to the Board of Trustees. Those materials included information on the investment objective and the strategies of the New Fund, comparative operating expense ratios and performance information, an analysis of the projected benefits to Existing Fund shareholders from the proposed Reorganization, and comparative information on similar reorganizations and other possible servicing relationships. Skyline Funds’ Board of Trustees unanimously approved the proposed Reorganization at its meeting on September 18, 2007, after concluding that participation in the proposed Reorganization is in the best interests of the Existing Fund and its shareholders.

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In determining whether to recommend approval of the Reorganization to shareholders of the Existing Fund, the Board of Trustees of Skyline Funds (including the independent trustees) made inquiries into a number of matters and considered the following factors, among others:

Services

(a)	The nature, extent, and quality of the services to be provided by Managers and Skyline;

(b)	The investment options available to shareholders of the Existing Fund and the New Fund;

(c)	The ability of Existing Fund shareholders to exchange shares of the New Fund for shares of certain other funds managed by Managers;

(d)	The ability of shareholders of the New Fund to access their accounts online via the internet;

(e)	That the Reorganization provides continuity of day-to-day portfolio management for shareholders due to the fact that the Existing Fund’s investment adviser would continue to manage the New Fund in the same manner as the New Fund’s subadvisor;

Investment Performance and Compatibility

(f)	The fact that the investment objective, policies and restrictions of the Existing Fund and the New Fund are substantially similar;

(g)	The potential benefits to Existing Fund shareholders from the Existing Fund’s access to the potentially larger distribution network;

Expenses

(h)	The projected fees and expenses of the New Fund;

(i)	That the expense of the Reorganization would not be borne by the Existing Fund’s or New Fund’s shareholders;

No Dilution and Tax-Free Transaction

(j)	The terms and conditions of the Reorganization and that no dilution of shareholder interests is expected;

(k)	The absence of unfavorable U.S. federal tax consequences of the Reorganization;

(l)	The absence of other unfavorable indirect tax consequences of the Reorganization;

Managers’ Reputation and Possible Alternatives

(m)	The reputation, financial strength and resources of Managers and its affiliates, and its expressed plans for the Existing Fund after the proposed Reorganization;

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(n)	Comparative information on similar reorganizations and other possible servicing relationships for the Existing Fund; and

(o)	The ability of Managers to devote additional resources to the administration of the New Fund.

The Board also considered any benefits derived by AMG, Skyline or to be derived by Managers or AMG from their relationship with the Existing Fund and the New Fund

In addition to other due diligence, the Board discussed a variety of other matters with Managers, and the Board’s related questions to Managers were answered to the Board’s satisfaction.

Federal Income Tax Consequences

The following discussion summarizes the material U.S. federal income tax consequences of the Reorganization that are applicable to you as the Existing Fund shareholder. It is based on the Internal Revenue Code of 1986, as amended (the “Code”), applicable Treasury regulations, judicial authority, and administrative rulings and practice, all as of the date of this Proxy Statement/Prospectus and all of which are subject to change, including changes with retroactive effect. The discussion below does not address all of the federal income tax considerations that may be relevant to you nor does it address any state, local or foreign tax consequences of the Reorganization. Your tax treatment may vary depending upon your particular situation. You also may be subject to special rules not discussed below if you are a certain kind of Existing Fund shareholder, including, but not limited to: an insurance company; a tax-exempt organization; a financial institution or broker-dealer; a person who is neither a citizen nor resident of the United States or entity that is not organized under the laws of the United States or political subdivision thereof; a holder of Existing Fund shares as part of a hedge, straddle or conversion transaction; a person that does not hold Existing Fund shares as a capital asset at the time of the Reorganization; or an entity taxable as a partnership for U.S. federal income tax purposes.

The Reorganization is not intended to result in the recognition of income, gain or loss for United States federal income tax purposes for the Existing Fund or its shareholders. As a condition to the Reorganization, Managers AMG Funds and the Skyline Funds will receive a legal opinion from Ropes & Gray LLP, to the effect that, subject to customary assumptions and representations, on the basis of the existing provisions of the Code, the Treasury Regulations promulgated thereunder and current administrative and judicial interpretations thereof, for federal income tax purposes:

•

The Reorganization will constitute a reorganization within the meaning of Section 368(a) of the Code, and New Fund and Existing Fund each will be a “party to a reorganization” within the meaning of Section 368(b) of the Code;

•

Under section 1032 of the Code, no gain or loss will be recognized by New Fund upon the receipt of the assets of Existing Fund in exchange for New Fund New Fund Shares and the assumption by New Fund of the liabilities of Existing Fund;

•

Under section 362(b) of the Code, the basis in the hands of New Fund of the assets of Existing Fund transferred to New Fund in the Reorganization will be the same as the basis of such assets in the hands of Existing Fund immediately prior to the transfer;

•	Under section 1223(2) of the Code, the holding periods of the assets of Existing Fund in the hands of New Fund will include the periods during which such assets were held by Existing Fund;

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•

Under section 361 of the Code, no gain or loss will be recognized by Existing Fund upon the transfer of Existing Fund’s assets to New Fund in exchange for New Fund Shares and the assumption by New Fund of the liabilities of Existing Fund, or upon the distribution of New Fund Shares by Existing Fund to its shareholders in liquidation;

•	Under section 354 of the Code, no gain or loss will be recognized by Existing Fund shareholders upon the exchange of their Existing Fund shares for New Fund Shares;

•

Under section 358 of the Code, the aggregate basis of New Fund Shares an Existing Fund shareholder receives in connection with the Transaction will be the same as the aggregate basis of his or her Existing Fund shares exchanged therefor; and

•

Under section 1223(1) of the Code, an Existing Fund shareholder’s holding period for his or her New Fund Shares will be determined by including the period for which he or she held the Existing Fund shares exchanged therefor, provided that he or she held such Existing Fund shares as capital assets.

The receipt of such an opinion is a condition to the consummation of the Reorganization. Neither of the Existing Fund nor the New Fund has obtained an Internal Revenue Service (“IRS”) private letter ruling regarding the federal income tax consequences of the Reorganization, and the IRS is not bound by advice of counsel. If the transfer of the assets of the Existing Fund in exchange for the New Fund’s shares and the assumption by the New Fund of the Stated Liabilities of the Existing Fund do not constitute a tax-free reorganization, the Existing Fund shareholders generally will recognize gain or loss equal to the difference between the value of the New Fund shares the shareholder acquires and the tax basis of the shareholder’s Existing Fund shares.

Shareholders of the Existing Fund should consult their tax advisors regarding the effect, if any, of the proposed Reorganization in light of their individual circumstances. Since the foregoing discussion relates only to certain federal income tax consequences of the Reorganization, each shareholder of the Existing Fund should also consult such shareholder’s tax advisors as to the federal, state and local tax consequences, if any, of the Reorganization based upon the shareholder’s particular circumstances.

Fees and Expenses of the Reorganization

All fees and expenses, including accounting expenses, legal expenses, proxy expenses, portfolio transfer taxes (if any) or other similar expenses incurred in connection with the completion of the Reorganization, will be paid by Managers and Skyline as agreed between them.

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III.	COMPARISON OF SIMILARITIES AND DIFFERENCES BETWEEN THE EXISTING FUND AND THE NEW FUND

The following summary provides a comparison of similarities and also highlights material differences between the rights of shareholders of the Existing Fund and the New Fund. This summary does not contain all of the information that you should consider before voting on the Reorganization. For more complete information, please read this entire document.

Comparison of Business Structure

Form of Organization

The Existing Fund is a series of Skyline Funds, a Massachusetts business trust which is an unincorporated voluntary association organized under the laws of the Commonwealth of Massachusetts pursuant to an Agreement and Declaration of Trust Agreement dated February 4, 1987, as amended (the “Skyline Trust Agreement”). The New Fund is a series of Managers AMG Funds, a Massachusetts business trust organized under the laws of the Commonwealth of Massachusetts pursuant to a Master Trust Agreement dated June 18, 1999, as amended (the “Managers AMG Trust Agreement,” and together with the Skyline Trust Agreement, the “Trust Agreements”). The Managers AMG Trust Agreement and Bylaws of Managers AMG Funds are designed to make Managers AMG Funds similar in most respects to a Massachusetts business corporation. Similarly, the Skyline Trust Agreement and Bylaws of Skyline Funds are designed to make Skyline Funds similar in most respects to a Massachusetts business corporation. The operations of both the Existing Fund and the New Fund are governed by Massachusetts law and by the Trust Agreements and Bylaws of Skyline Funds and Managers AMG Funds, respectively. Once the New Fund’s registration statement is completed (which will occur prior to the closing of the Reorganization), the Existing Fund and the New Fund will be registered with the SEC as open-end management investment companies and subject to the provisions of the Investment Company Act of 1940, as amended (the “1940 Act”), and the rules and regulations thereunder.

Shares of Beneficial Interest

Skyline Funds and Managers AMG Funds (each, a “Trust”) are each authorized to issue shares of beneficial interest in separate portfolios (series) in addition to the Existing Fund and the New Fund, respectively. The Trust Agreements each permit the Trustees of each respective Trust to issue an unlimited number of full and fractional shares, with or without par value for the Existing Fund and $0.001 par value for the New Fund, of one or more series and to divide or combine the shares of any series, if applicable, without changing the proportionate beneficial interest of each shareholder in any series.

Each share of a Fund represents an equal proportionate interest in that Fund and has identical voting, dividend, redemption, liquidation, and other rights. Shares of each Fund have no preemptive, conversion or similar rights. The Trust Agreements provide that shares are fully paid and non-assessable by the applicable Trust, except as discussed under “Shareholder Liability” below.

Shareholder Liability

Under Massachusetts law, shareholders of a Trust may, under certain circumstances, be held personally liable as partners for the obligations of the Trust. However, both Trust Agreements provide

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that shareholders shall not be subject to any personal liability for the acts or obligations of the Existing Fund and New Fund and that every note, bond, contract, instrument, certificate or undertaking made or issued by the Trustees or by any officers or officer on behalf of each Fund shall give notice to the effect that shareholders are not personally liable thereunder. In addition, the Skyline Trust Agreement provides explicitly that neither that Trust, the Trust’s board of trustees, nor any officer, employee or agent of the Trust has the power to bind personally any shareholder.

No personal liability will attach to shareholders under any undertaking containing such provision when adequate notice of such provision is given, except possibly in a few jurisdictions. With respect to all types of claims in the latter jurisdictions, (i) tort claims, (ii) contract claims where the provision referred to is omitted from the undertaking, (iii) claims for taxes, and (iv) certain statutory liabilities in other jurisdictions, a shareholder may be held personally liable to the extent that claims are not satisfied by the trust. The Trust Agreements provide for indemnification out of Trust property for all loss and expense of any shareholder held personally liable, solely by reason of being or having been a shareholder, for the obligations of the Trust.

Liability of Trustees, Officers, Agents, or Employees

The Skyline Trust Agreement provides that no Trustee, officer, agent, or employee of Skyline Funds shall be liable in connection with the affairs of the Existing Fund, except if the liability arises from his or her own bad faith, willful misfeasance, gross negligence or reckless disregard of the duties involved in the conduct of the office of such Trustee, officer, agent, or employee. With the exceptions stated, the Skyline Trust Agreement provides that a Trustee or officer of Skyline Funds is entitled to be indemnified against all liabilities incurred by such Trustee or officer in connection with the defense or disposition of any action, suit or other proceeding in which such Trustee or officer may be involved by reason of being or having been such a Trustee or officer.

The Managers AMG Trust Agreement provides that no Trustee, officer, employee or agent of Managers AMG Funds is liable to any third persons in connection with the affairs of the New Fund, except if the liability arises from his or its own bad faith, willful misfeasance, gross negligence or reckless disregard of his or its duties to such third persons. It also provides that all third persons shall look solely to the property of Managers AMG Funds (or particular series thereof) for any satisfaction of claims arising in connection with the affairs of Managers AMG Funds (or particular series thereof, as applicable). With the exceptions stated, Managers AMG Funds’ Master Trust Agreement provides that a Trustee, officer, employee or agent is entitled to be indemnified against all liability in connection with the affairs of Managers AMG Funds.

Meetings

Neither the Existing Fund nor the New Fund are required by law or their governing documents to hold regular or annual shareholder meetings, and normally will not. The Trustees of the Skyline Funds and Managers AMG Funds may call, as necessary, shareholder meetings of the Existing Fund or the New Fund, respectively. Shareholders of each Trust have the right, upon the declaration in writing or vote of more than two-thirds of that Trust’s outstanding shares, to remove a Trustee of the relevant Trust from office. The Trustees of each Trust will call a meeting of shareholders to vote on removal of a Trustee of the Trust upon the written request of the record holders of 10% of the shares of that Trust.

Under both the Skyline Trust Agreement and Managers AMG Trust Agreement, thirty percent of the shares entitled to vote constitutes a quorum at a shareholder meeting, except when a larger quorum is required by law.

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Voting Requirements

Shares of the Existing Fund entitle their holders to one vote per share (with proportionate voting for fractional shares), irrespective of the relative net asset value of the shares of any other series of Skyline Funds. On any matter submitted to a vote of shareholders of Skyline Funds, all shares of Skyline Funds then issued and outstanding shall be voted in the aggregate and not by individual series, except: (1) when required by the 1940 Act or other applicable law, shares shall be voted by individual series; or (2) when the Board of Trustees has determined that the matter affects only the interests of one or more series, then shareholders of the unaffected series shall not be entitled to vote thereon. There shall be no cumulative voting in the election of the Board of Trustees, which means that in situations in which shareholders elect Trustees, holders of more than 50% of the shares voting for the election of Trustees can elect all of the Trustees of Skyline Funds and the holders of less than 50% of the shares voting for the election of Trustees will not be able to elect any Trustees.

The shareholders of the New Fund are entitled to one vote for each dollar of net asset value (or a proportionate fractional vote in respect of a fractional dollar amount), on matters on which shares of the New Fund shall be entitled to vote. The voting rights of shareholders are not cumulative so that holders of more than 50% of the net asset value of shares of all series of Managers AMG Funds voting can, if they choose, elect all Trustees being elected while the shareholders of the remaining shares would be unable to elect any Trustees.

Subject to the 1940 Act, the Trustees of Managers AMG Funds and Skyline Funds have the power to alter the number and the terms of office of the Trustees, provided that the number of Trustees of Skyline Funds shall not be less than one nor more than twenty-one, to lengthen their own terms, or to make their terms of unlimited duration subject to certain removal procedures, and appoint their own successors, provided however that immediately after such appointment two-thirds of the Trustees of Skyline Funds or Managers AMG Funds have been elected by the shareholders of Skyline Funds or Managers AMG Funds, respectively.

Liquidation or Dissolution

The Skyline Trust Agreement provides that, in the event of the liquidation or dissolution of Skyline Funds, the holders of Shares of each series shall be entitled to receive the excess of the assets belonging to that series over the liabilities belonging to that series. The assets so distributable to the shareholders of any particular series or class shall be distributed among such shareholders in proportion to the number of shares of that series held by them. The Skyline Trust Agreement also provides that the Trust may be terminated at any time by vote of shareholders holding a majority of the shares of each series entitled to vote or by the Trustees by written notice to the shareholders.

Similarly, the Managers AMG Trust Agreement provides that in the event of the liquidation or dissolution of Managers AMG Funds, the holders of Shares of each series or any class thereof shall be entitled to receive the excess of the assets belonging to that series, or in the case of a class, belonging to that series and allocable to that class, over the liabilities belonging to that series or class. The assets so distributable to the shareholders of any particular series or class shall be distributed among such shareholders in proportion to the number of shares of that series or class held by them. The Managers AMG Trust Agreement also provides that the Trust may be terminated at any time by a majority of the Trustees then in office subject to a favorable vote of a majority of the outstanding voting securities. The liquidation of any particular series or class may be authorized at any time by vote of a majority of the Trustees then in office.

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Derivative Actions

Under Massachusetts law and the Trust Agreements, a shareholder of either the Existing Fund or the New Fund may bring a derivative action on behalf of Skyline Funds or Managers AMG Funds, respectively, only if the following conditions are met. In general, the shareholder must make a pre-suit demand upon the Trustees to bring the subject action unless a majority of the Board of Trustees, or a majority of any committee established to consider the merits of such action, has a personal financial interest in the transaction. A Trustee shall not be disqualified from ruling on the merits of a shareholder demand by virtue of the fact that such Trustee receives remuneration for his service on the Board of Trustees of the Trust or on the boards of other funds that are affiliated with the Trust. Unless a demand upon the Trustees is not required, shareholders who hold at least 10% of the outstanding shares of the Trust must generally join in the demand upon the Trustees.

The foregoing is only a summary of certain characteristics of the operations of the Trust Agreements and the Bylaws of Skyline Funds and Managers AMG Funds and Massachusetts law and is not a complete description of those documents or law. Shareholders should refer to the provisions of the Trust Agreements and Bylaws (which are filed as exhibits to the registration statements of Skyline Funds and Managers AMG Funds, respectively, which may be found at the SEC’s website at www.sec.gov) and Massachusetts law directly for more complete information.

Comparative Information on Fundamental Investment Restrictions

The Existing Fund and the New Fund each are subject to certain fundamental investment restrictions regarding their investments. A fundamental investment restriction may not be changed without the affirmative vote of the holders of a majority of the Fund’s outstanding securities (as defined in the 1940 Act). However, investment restrictions that are not fundamental may be changed by the Board of Trustees without shareholder approval. The tables in Appendix B compare the fundamental investment restrictions of the Existing Fund and the New Fund. There is not expected to be a material difference between the manner in which the Existing Fund’s and the New Fund’s portfolio is managed. However, there are certain differences in the fundamental investment restrictions between the Funds that would permit material changes. For example, the New Fund may engage in securities lending, may borrow money for investment purposes, and may engage in short sales and margin transactions on securities, none of which the Existing Fund is permitted to do. With the possible exception of securities lending, the New Fund does not currently intend to engage in those activities.

Appendix B also lists the non-fundamental restrictions of the Existing Fund, which may be changed without shareholder approval by the Board of Trustees of Skyline Funds. The New Fund does not have any non-fundamental investment restrictions.

Existing and Pro Forma Capitalizations

The New Fund will be the accounting successor to the Existing Fund after consummation of the Reorganization. No capitalization information is shown for the New Fund because the New Fund will not commence operations until the completion of the Reorganization. Accordingly, the pro forma capitalization of the combined Fund will be identical to the capitalization of the Existing Fund, shown in the tables below as of June 30, 2007.

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	Net Assets	Net Asset Value per Share	Shares Outstanding
Skyline Special Equities Portfolio (Existing Fund)	$606,189,141	$27.89	21,735,292
Pro forma – Skyline Special Equities Portfolio (New Fund)	$606,189,141	$27.89	21,735,292

Comparison of Investment Advisers and Investment Advisory Fees

Investment Adviser—New Fund

Managers is the investment manager of the New Fund. Managers has overall supervisory responsibility for the investment program of the New Fund. Managers selects and recommends, subject to the approval of the Board of Trustees of Managers AMG Funds, subadvisor(s) to manage the New Fund’s investment portfolio. It also monitors the performance, security holdings and investment strategies of subadvisor(s) and is responsible for reporting to the Managers AMG Funds’ Board of Trustees on the New Fund’s investment characteristics and performance. Managers also furnishes certain administrative, compliance and accounting services for Managers AMG Funds and the New Fund.

Skyline currently serves as the Existing Fund’s investment adviser and is responsible for all investment, administrative, compliance and other services for Skyline Funds. Skyline will serve as subadvisor to the New Fund. Managers may not change the subadvisor to the New Fund without approval of the Managers AMG Funds’ Board of Trustees and shareholder approval.

Subadvisor—New Fund

Managers has contracted with Skyline to act as subadvisor to the New Fund. Skyline, as the subadvisor, will provide the day-to-day management of the investment operations of the New Fund. In its role as the subadvisor for the New Fund, Skyline will provide the same portfolio and investment management services to the New Fund as it did for the Existing Fund. Skyline is located at 311 South Wacker Drive, Suite 4500, Chicago, Illinois 60606 and managed approximately $1.4 billion in assets as of June 30, 2007. AMG indirectly owns a majority interest in Skyline.

Portfolio Managers

William Fiedler is a partner of Skyline and portfolio manager of the Existing Fund. He has served as a portfolio manager to the Existing Fund since January 1, 2005. Prior to becoming a portfolio manager at Skyline, Mr. Fiedler served in the research and portfolio management group of Skyline from 2001 to 2004. He has served as a partner of Skyline since 1999.

Michael Maloney is a partner of Skyline and portfolio manager of the Existing Fund. He has served as a portfolio manager to the Existing Fund since January 1, 2005. Mr. Maloney worked in the portfolio management and investment and research groups of Skyline from 2001 to 2004. He has served as a partner of Skyline since 1995.

Mark N. Odegard is a partner of Skyline and portfolio manager of the Existing Fund. He has served as a portfolio manager of the Existing Fund since January 1, 2005. Mr. Odegard also worked in the portfolio management and investment and research groups of Skyline from 2001 to 2004. He has served as a partner of Skyline since 1999.

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Additional information regarding other accounts managed by the Portfolio Managers, their compensation, and their ownership of Existing Fund shares is available in the Existing Fund’s SAI and the SAI relating to this Proxy Statement/Prospectus .

Investment Advisory Agreement—Existing Fund

Pursuant to the Investment Advisory Agreement between Skyline Funds and Skyline, Skyline manages the investment and reinvestment of the assets of the Existing Fund. Subject to the control and periodic review of the Board of Trustees of Skyline Funds, Skyline determines what investments should be purchased, held, sold or exchanged for the account of the Existing Fund.

A discussion regarding the approval of the Existing Fund’s Investment Advisory Agreement can be found in the Existing Fund’s Semi-Annual Report dated June 30, 2007.

Under the Investment and Advisory Agreement, the Existing Fund pays a comprehensive management fee to Skyline. In turn, Skyline pays all of the Skyline Funds’ ordinary operating expenses, except the fees and expenses of Skyline Funds’ non-interested trustees. The Existing Fund also pays all brokers’ commissions and other portfolio transaction costs.

Skyline furnishes, at its own expense, office space to the Existing Fund and all necessary office facilities, equipment, and personnel for managing the assets of the Existing Fund, providing shareholder servicing and providing general administrative services to Skyline Funds and the Existing Fund. Skyline also assumes and pays all other ordinary costs and expenses incurred by it in connection with managing the assets of the Existing Fund; all ordinary accounting, auditing and legal services, clerical and statistical services, administrative costs and advisory fees; any compensation of officers and employees of the Existing Fund; all costs attributable to shareholder and investor services relating to the Existing Fund; all expenses of marketing shares of the Existing Fund; all expenses of qualifying and maintaining qualification of shares of the Existing Fund under the securities laws of such United States jurisdictions as the Existing Fund may from time to time reasonably designate; and all expenses of determining daily price computations, placing of portfolio transaction orders, and performing related bookkeeping services. Skyline pays all charges of depositories, custodians, and other agencies for the safekeeping and servicing of the Existing Fund’s cash, securities, and other property and of the Existing Fund’s transfer, dividend disbursing, and redemption agents and registrars, if any; insurance expenses; all compensation of trustees who are “interested persons” of the Existing Fund and all expenses incurred in connection with their services to the Existing Fund; all expenses of publication of notices and reports to the Existing Fund’s shareholders; all expenses of proxy solicitations of the Existing Fund or its board of trustees; and all expenses of maintaining the Existing Fund’s existence and maintaining the registration of the Existing Fund under the 1940 Act.

For the services to be rendered and as full reimbursement for all expenses of the Existing Fund to be paid by Skyline pursuant to the Investment and Advisory Agreement, the Existing Fund pays to Skyline a monthly fee computed on the basis of the average daily net asset value of the Portfolio at the following annual rates: (i) 1.50% of the first $200 million of average daily net assets; (ii) 1.45% of the next $200 million of average daily net assets (over $200 million to $400 million); (iii) 1.40% of the next $200 million of average daily net assets (over $400 million to $600 million); and (iv) 1.35% of average daily net assets in excess of $600 million.

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Effective May 1, 2007, Skyline has contractually agreed to waive a portion of its Comprehensive Management Fee equal to 0.10% of the Existing Fund’s average daily net assets through April 30, 2008. The waiver’s effect is to decrease the annual fee rate paid by the Existing Fund on its average daily net assets to 1.40% of the first $200 million, 1.35% of the next $200 million (over $200 million to $400 million), 1.30% of the next $200 million (over $400 million to $600 million), and 1.25% of the next $200 million (over $600 million to $800 million), thereby decreasing the Existing Fund’s Total Annual Operating Expenses, at asset levels experienced in 2006, to 1.37%. In addition, the Adviser has contractually agreed to add two additional breakpoints to its fees for assets in excess of $800 million in light of the contractual waiver, as follows: 1.20% of average daily net assets in excess of $800 million up to $1 billion and 1.15% of average daily net assets in excess of $1 billion.

The Investment Advisory Agreement provides that it will continue from year to year as to the Existing Fund, provided that such continuance is specifically approved at least annually by the Board of Trustees of Skyline Funds, including a majority of those trustees of Skyline Funds who are not “interested persons” (as defined in the 1940 Act) of Skyline Funds or of Skyline, voting in person at a meeting called for the purpose of voting on such approval. The Investment Advisory Agreement provides that it (i) may be terminated at any time without penalty, by (a) Skyline Funds’ Board of Trustees or by a vote of the holders of a majority (as defined in the 1940 Act) of the outstanding shares of Skyline Funds, upon 60 days’ written notice to Skyline, or (b) Skyline at any time upon 90 days’ written notice to Skyline Funds; and (ii) will automatically terminate in the event of its “assignment” (as such term is defined in the 1940 Act).

Investment Management Agreement and Subadvisory Agreement—New Fund

Managers serves as investment manager to the New Fund under the investment management agreement (the “Investment Management Agreement”). The Investment Management Agreement permits Managers to, from time to time, engage one or more subadvisors to assist in the performance of its services. Pursuant to the Investment Management Agreement, Managers has entered into a subadvisory agreement with Skyline (the “Subadvisory Agreement”).

The Investment Management Agreement provides that Managers is specifically responsible for:

•

developing and furnishing continuously an investment program and strategy for the New Fund in compliance with the New Fund’s investment objective and policies as set forth in Managers AMG Funds’ current Registration Statement;

•	providing research and analysis relative to the investment program and investments of the New Fund;

•

determining (subject to the overall supervision and review of the Board of Trustees of Managers AMG Funds) what investments shall be purchased, held, sold or exchanged by the New Fund and what portion, if any, of the assets of the New Fund shall be held in cash or cash equivalents; and

•	making changes on behalf of Managers AMG Funds in the investments of the New Fund.

Under the Subadvisory Agreement, Skyline is responsible for performing substantially the same portfolio management and advisory services for Managers and the New Fund as it performs for the Existing Fund, subject to Managers’ supervision, including: (i) developing and furnishing continuously an investment program and strategy for the New Fund in compliance with the New Fund’s investment

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objective and policies as set forth in its Registration Statement, (ii) providing research and analysis relative to the investment program and investments of the New Fund, (iii) determining (subject to the overall supervision of the Board of Trustees of the Managers AMG Funds) what investments shall be purchased, held, sold or exchanged by the New Fund and what portion, if any, of the assets of the New Fund shall be held in cash or cash equivalents, and (iv) making changes on behalf of Managers AMG Funds in the investments of the New Fund.

The Investment Management Agreement also provides that Managers shall furnish the New Fund with office space and facilities, services of executives and administrative personnel and certain other administrative services. Managers compensates all executive and clerical personnel and Trustees of Managers AMG Funds if such persons are employees of Managers or its affiliates.

The New Fund pays all expenses not borne by Managers or Skyline, including, but not limited to, the charges and expenses of the New Fund’s custodian and transfer agent, the independent registered public accounting firm and legal counsel for Managers AMG Funds’ independent Trustees, all brokerage commissions and transfer taxes in connection with portfolio transactions, all taxes and filing fees, the fees and expenses for registration or qualification of its shares under federal and state securities laws, all expenses of shareholders’ and Trustees’ meetings and of preparing, printing and mailing reports to shareholders and the compensation of Trustees who are not directors, officers or employees of Managers, Skyline or their affiliates, other than affiliated registered investment companies.

The Subadvisory Agreement requires Skyline to provide fair and equitable treatment to the New Fund in the selection of portfolio investments and the allocation of investment opportunities. However, it does not obligate Skyline to acquire for the New Fund a position in any investment which any of Skyline’s other clients may acquire. The New Fund shall have no first refusal, co-investment or other rights in respect of any such investment, either for the New Fund or otherwise.

Although Skyline will make investment decisions for the New Fund independent of those for its other clients, it is likely that similar investment decisions will be made from time to time. When the New Fund and another client of Skyline are simultaneously engaged in the purchase or sale of the same security, the transactions are, to the extent feasible and practicable, averaged as to price, and the amount is allocated between the New Fund and the other client(s) pursuant to a formula considered equitable by Skyline. In specific cases, this system could have an adverse effect on the price or volume of the security to be purchased or sold by the New Fund. However, the Trustees believe, over time, that coordination and the ability to participate in volume transactions should benefit the New Fund.

As compensation for the investment management services rendered and related expenses under the Investment Management Agreement, the New Fund has agreed to pay Managers an investment management fee at an annual rate of 0.90% of the value of the New Fund’s average daily net assets, paid monthly. Managers, in turn, has agreed to pay Skyline a portion of this fee, which is also computed daily and paid monthly, as compensation for the investment advisory and portfolio management services Skyline provides to the New Fund under the Subadvisory Agreement. The fee paid to Skyline is paid out of the fee Managers receives from the New Fund and does not increase the expenses of the New Fund.

Managers has contractually agreed, through December 31, 2009, to limit net annual operating expenses for the New Fund (exclusive of taxes, interest, brokerage costs, acquired fund fees and expenses, and extraordinary items) to 1.32%. The contractual expense limitation may, at the discretion of Managers, be continued beyond December 31, 2009.

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The Investment Management Agreement and the Subadvisory Agreement shall continue in effect from year to year so long as such continuation is specifically approved at least annually (i) by either the Trustees of Managers AMG Funds or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the New Fund, and (ii) in either event by the vote of a majority of the Trustees of Managers AMG Funds who are not parties to the agreements or “interested persons” (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such continuance. The Investment Management Agreement and the Subadvisory Agreement may be terminated, without penalty, by the Board of Trustees, by vote of a majority of the outstanding voting securities (as defined in the 1940 Act), by Managers or (in the case of the Subadvisory Agreement) by Skyline on not more than 60 days’ written notice to the other party and to the New Fund. The Investment Management Agreement and the Subadvisory Agreement terminate automatically in the event of assignment, as defined under the 1940 Act and regulations thereunder.

The SEC has given Managers AMG Funds an exemptive order permitting them to hire new unaffiliated subadvisors without prior shareholder approval, but subject to notification within 90 days of the hiring of such a subadvisor.

Administration and Shareholder Servicing Agreement — New Fund

Under an Administration and Shareholder Servicing Agreement (the “Fund Administration Agreement”) between Managers AMG Funds and Managers, Managers also serves as Administrator (the “Fund Administrator”) of the New Fund and is responsible for certain aspects of managing the New Fund’s operations, including administration and shareholder servicing. For these services, the New Fund will pay the Fund Administrator 0.25% of its average daily net assets per annum. The Fund Administration Agreement generally may be terminated by the Fund Administrator upon at least 120 days’ prior written notice to Managers AMG Funds, and by Managers AMG Funds upon at least 30 days’ prior written notice to the Fund Administrator.

Independent Registered Public Accounting Firm

Managers AMG Funds has selected PricewaterhouseCoopers LLP, Two Commerce Square, 2001 Market Street, Suite 1700, Philadelphia PA 19103, as the independent registered public accounting firm for the New Fund for the fiscal year ending December 31, 2008. PricewaterhouseCoopers LLP also serves as the independent registered public accounting firm for Skyline Funds.

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Other Principal Service Providers

The following table lists the principal service providers for the Existing Fund and the New Fund. The Reorganization is not expected to result in an increase of transfer agency or custodial expenses for shareholders of the Existing Fund.

SERVICE PROVIDERS

SERVICE	EXISTING FUND	NEW FUND

Investment Adviser	Skyline Asset Management, L.P. 311 South Wacker Drive Suite 4500 Chicago, Illinois 60606	Managers Investment Group LLC 800 Connecticut Avenue Norwalk, Connecticut 06854

Investment Subadvisor	None	Skyline Asset Management, L.P. 311 South Wacker Drive Suite 4500 Chicago, Illinois 60606

Distributor	Managers Distributors, Inc. 800 Connecticut Avenue Norwalk, Connecticut 06854	Managers Distributors, Inc. 800 Connecticut Avenue Norwalk, Connecticut 06854

Administrator	Skyline Asset Management, L.P. 311 South Wacker Drive Suite 4500 Chicago, Illinois 60606	Managers Investment Group LLC 800 Connecticut Avenue Norwalk, Connecticut 06854

Custodian	U.S. Bank, N.A. Custody Operations 1555 North River Center Drive Suite 302 Milwaukee, WI 53212	U.S. Bank, N.A. Custody Operations 1555 North River Center Drive Suite 302 Milwaukee, WI 53212

Fund Accountant	U.S. Bancorp Fund Services, LLC P.O. Box 701 Milwaukee, WI 53201	U.S. Bancorp Fund Services, LLC P.O. Box 701 Milwaukee, WI 53201

Transfer Agent and Dividend Disbursing Agent	U.S. Bancorp Fund Services, LLC P.O. Box 701 Milwaukee, WI 53201	U.S. Bancorp Fund Services, LLC P.O. Box 701 Milwaukee, WI 53201

Independent Registered Public Accounting Firm	PricewaterhouseCoopers LLP One North Wacker Drive Chicago, IL 60606	PricewaterhouseCoopers LLP Two Commerce Square 2001 Market Street Suite 1700 Philadelphia PA 19103

During the first quarter of 2008, the New Fund’s Custodian and Fund Accountant services are expected to be transitioned to The Bank of New York (2 Hanson Place, Brooklyn, New York 10286), and PFPC, Inc. (P.O. Box 9769, Providence, Rhode Island 02940-9769) will become the New Fund’s Transfer Agent and Dividend Disbursing Agent. These changes in service providers will not result in additional expenses for shareholders of the New Fund and will not change the way the New Fund is managed or advised.

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IV.	INFORMATION ON VOTING

This Proxy Statement/Prospectus is being provided in connection with the solicitation of proxies by the Board of Trustees of Skyline Funds to solicit your vote for the Reorganization at a meeting of shareholders of the Existing Fund (the “Meeting.”) The Meeting is scheduled to begin on December 18, 2007 at 10:00 a.m. Chicago Time.

In addition to the solicitation of proxies by mail or expedited delivery service, Skyline Funds’ Trustees, employees and agents of Skyline Funds and their affiliates, and its employees may solicit proxies by telephone. As the date of the meeting approaches, if we have not received your proxy, you may receive a telephone call from a proxy solicitor that may be retained by Skyline to assist shareholders in the voting process. Managers and Skyline have agreed that Managers will pay the expenses of the Reorganization, except that Skyline will pay for proxy solicitation costs, so that shareholders of Skyline Funds and Managers AMG Funds will not bear any of the costs associated with the preparation of this Proxy Statement/Prospectus or the solicitation of proxies.

Revocability of Proxies

You may revoke a proxy once it is given. If you desire to revoke a proxy, you must submit a later dated proxy or a written notice of revocation to the Existing Fund. You may also give written notice of revocation in person at the Meeting (however, your presence at the Meeting alone is not sufficient to revoke your proxy). All properly executed proxies received in time for the Meeting will be voted as specified in the proxy, or, if no specification is made, FOR each proposal.

Voting Procedures

You may vote by completing and signing the enclosed proxy card and mailing it to us in the enclosed prepaid return envelope (if mailed in the United States).

Only shareholders of record on October 16, 2007 are entitled to receive notice of and to vote at the Meeting. Notice of any shareholders’ meeting need not be given to any shareholder who signs a written waiver of notice, whether before or after the time of the meeting, which waiver is to be filed with the record of such meeting, or to any shareholder who attends the meeting in person or by proxy. Each share held as of the close of business on October 16, 2007 is entitled to one vote and each fractional share held as of such time shall be entitled to a proportionate fractional vote. The presence in person or by proxy of shareholders entitled to cast more than 30% of the votes eligible to be cast at the Meeting will constitute a quorum with respect to the Reorganization. When a quorum is present, approval of the Reorganization will require the affirmative vote of more than 50% of the Existing Fund’s shares voted. The Meeting may be adjourned from time to time by a majority of the votes properly voting on the question of adjourning the Meeting to another date and time, whether or not a quorum is present. Any officer present entitled to preside or act as secretary of such meeting may adjourn the meeting if adjournment is necessary to obtain a quorum or to obtain a sufficient vote on any proposal. Any adjourned session or sessions may be held within a reasonable time after the date set for the original meeting without the necessity of further notice, provided that the meeting may not be adjourned to a date more than 120 days after the original record date. Business may be conducted once a quorum is present and may continue until adjournment of the Meeting.

All proxies voted, including abstentions and broker non-votes (where the underlying holder has not voted and the broker does not have discretionary authority to vote the shares) will be counted towards establishing a quorum. Approval of the Reorganization will occur only if a sufficient number of votes at the Meeting are cast FOR that proposal. Abstentions do not constitute a vote “for” and effectively result in a vote “against” the proposals. Broker non-votes do not represent a vote “for” and effectively result in a vote “against” the proposals.

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As of October 16, 2007, the number of issued and outstanding voting shares of the Existing Fund was [            ]. No shares of the New Fund are issued and outstanding as of the date of this Proxy Statement/Prospectus.

The Board of Trustees of Skyline Funds knows of no matters other than those described in this Proxy Statement/Prospectus that will be brought before the Meeting. If, however, any other matters properly come before the Meeting, it is the Board’s intention that proxies will be voted on such matters based on the judgment of the persons named in the enclosed form of proxy.

Annual Meetings and Shareholder Meetings

The Existing Fund normally will not hold meetings of shareholders, except as required under the 1940 Act. The New Fund does not presently hold annual meetings of shareholders for the election of Trustees or other business, unless otherwise required by the 1940 Act. Because regular shareholder meetings are not held, no anticipated date of the next meeting can be provided. Any shareholder proposal for a shareholder meeting must be presented to the Existing Fund or the New Fund within a reasonable time before proxy materials for the next meeting are sent to shareholders.

Interest of Certain Persons in the Transactions

Existing Fund

To the knowledge of the Existing Fund, the following are the only persons who owned of record or beneficially, five percent or more of the outstanding shares of any class of any Existing Fund, as of October [16], 2007:

Name and Address	Percentage Ownership	Type of Ownership
[]	[]	[]

To the knowledge of the Existing Fund, no persons owned, of record or beneficially, 25% or more of the outstanding shares of any class of the Existing Fund, as of October [16], 2007.

As of October [16], 2007, the Trustees and officers of the Existing Fund as a group owned less than 1% of the outstanding shares of any class of the Existing Fund.

New Fund

No shares of the New Fund were outstanding as of October [16], 2007.

AVAILABLE INFORMATION

The Existing Fund is currently, and the New Fund will be upon completion of its registration (which will occur prior to the closing of the Reorganization), subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and the 1940 Act, and in accordance therewith file reports, proxy material and other information with the SEC. Such reports, proxy material and other information can be inspected and copied at the Public Reference Facilities maintained by the SEC at 100 F Street, N.E., Washington, D.C. 20549. Copies of such material also can be obtained at prescribed rates from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, 100 F Street, N.E., Washington, D.C. 20549.

26

SKYLINE FUNDS

C/O SKYLINE ASSET MANAGEMENT, L.P.

311 SOUTH WACKER DRIVE

SUITE 4500

CHICAGO, ILLINOIS 60606

By my signature below, I appoint William M. Dutton and Christine C. Carsman, so long as they remain officers of Skyline Funds in good standing, and either one of them, as my proxies and attorneys in fact, with power of substitution, to vote, acting alone or together, all shares of the Skyline Special Equities Portfolio (the “Fund”) that I am entitled to vote at the special meeting(s) of shareholders of the Fund (the “Special Meeting”) to be held at 311 South Wacker Drive, 18th Floor, Chicago, Illinois 60606, on December 18, 2007, at 10:00 a.m. (Chicago Time), and at any adjournments of the Special Meeting, in the manner directed herein. The proxies shall have all the powers that I would possess if I were present. I hereby revoke any prior proxy and I ratify and confirm that all the proxies, or either of them, may lawfully do on my behalf. I acknowledge receipt of the notice of the Special Meeting and the combined proxy statement/prospectus, dated October [__], 2007.

These proxies shall vote my shares according to my instructions given below with respect to the proposal. I understand that The Board of Trustees recommends that I vote “FOR” the proposals as described in the proxy statement/prospectus. If I do not provide an instruction below, I understand that the proxies will vote my shares “FOR” the proposal in accordance with the Board of Trustees’ recommendation. The proxies will vote on any other matter that may arise in the meeting in accordance with their best judgment.

This Proxy is solicited by the Board of Trustees of Skyline Funds in support of the proposals.

PLEASE VOTE BY CHECKING THE APPROPRIATE BOX:

1. To approve the Reorganization, as defined and described in the combined proxy statement/prospectus related to the Special Meeting of shareholders of the Fund to be held on December 18, 2007.

☐ FOR	☐ AGAINST	☐ ABSTAIN

No. of Shares

Signature of Shareholder(s):

By:
Name:
Title, if applicable:

By:
Name:
Title, if applicable:

Control No.

NOTE: Please make sure that you complete, sign and date your proxy card. Please sign exactly as your name(s) appear on your account. When signing as a fiduciary, please give your full title as such. Each joint owner should sign personally. Corporate proxies should be signed in full corporate name by a duly authorized officer.

For your convenience, you may vote by returning the proxy ballot in the enclosed postage paid envelope.

2

APPENDIX A

AGREEMENT AND PLAN OF REORGANIZATION

This Agreement and Plan of Reorganization (the “Agreement”) is made as of [            ], 2007, by and between Managers AMG Funds (“Managers AMG Funds”), a Massachusetts business trust, on behalf of its series Skyline Special Equities Portfolio (the “New Fund”) and Skyline Funds (“Skyline”), a Massachusetts business trust, on behalf of its series Skyline Special Equities Portfolio (“Existing Fund”), and solely with respect to Sections 5(a) and 7(c) hereof, Managers Investment Group LLC, a Delaware limited liability company (“Managers”), and solely with respect to Sections 2(h), 5(a), and 7(c) hereof, Skyline Asset Management, L.P., a Delaware partnership (“SAM”) (the Agreement and transactions contemplated hereunder, hereinafter called the “Reorganization”).

PLAN OF REORGANIZATION

(a)	Existing Fund will sell, assign, convey, transfer and deliver to New Fund on the Exchange Date (as defined in Section 6) all of its properties and assets existing at the Valuation Time (as defined in Section 3(d)). In consideration therefor, New Fund shall, on the Exchange Date, assume all of the Liabilities (as defined in (c) below) of Existing Fund existing at the Valuation Time, and deliver to Existing Fund a number of full and fractional shares of beneficial interest of New Fund (the “New Fund Merger Shares”) having an aggregate net asset value equal to the value of the assets of Existing Fund attributable to shares of Existing Fund transferred to New Fund on such date, less the value of the Liabilities of Existing Fund assumed by New Fund on such date. It is intended that the reorganization described in this Plan shall be a reorganization within the meaning of Section 368 of the Internal Revenue Code of 1986, as amended (the “Code”).

(b)	Upon consummation of the transactions described in paragraph (a) of this Agreement, Existing Fund shall distribute in complete liquidation to its shareholders of record as of the Exchange Date New Fund Merger Shares, each shareholder being entitled to receive that proportion of New Fund Merger Shares that the number of shares of beneficial interest of Existing Fund held by such shareholder bears to the number of shares of Existing Fund outstanding on such date. Certificates representing the New Fund Merger Shares will not be issued.

(c)	Liabilities shall include all of Existing Fund’s liabilities, debts, and obligations (including Existing Fund’s current indemnification obligations), of whatever kind or nature, whether absolute, accrued, contingent, or otherwise, whether or not arising in the ordinary course of business, whether or not determinable at the Valuation Date, and whether or not specifically referred to in this Agreement. Notwithstanding the foregoing, Existing Fund agrees to use its reasonable best efforts to discharge all its known Liabilities before the Exchange Date.

AGREEMENT

New Fund and Existing Fund agree as follows:

1. Representations and warranties of New Fund.

Managers AMG Funds, on behalf of New Fund, represents and warrants to and agrees with Existing Fund that:

(a)	New Fund is a series of Managers AMG Funds, a business trust duly established and validly existing under the laws of The Commonwealth of Massachusetts, and has power or will have power to own all of its properties and assets and to carry out its obligations under this Agreement. Managers AMG Funds is not required to qualify as a foreign association in any jurisdiction. Each of Managers AMG Funds and New Fund has or will have all necessary federal, state and local authorizations to carry on its business as now being conducted and to carry out this Agreement.

(b)	Managers AMG Funds is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and such registration has not been revoked or rescinded and is in full force and effect, and the New Fund is a separate series thereof duly designated in accordance with the applicable provisions of the Declaration of Trust of Managers AMG Funds and the 1940 Act.

(c)	Reserved.

(d)	Reserved.

(e)	There are no material legal, administrative or other proceedings pending or, to the knowledge of Managers AMG Funds or New Fund, threatened against Managers AMG Funds or New Fund.

(f)	New Fund has no known liabilities of a material nature, contingent or otherwise, other than liabilities incurred pursuant to this Agreement.

(g)	No consent, approval, authorization or order of any court or governmental authority is required for the consummation by New Fund of the transactions contemplated by this Agreement, except such as may be required under the Securities Act of 1933, as amended (the “1933 Act”), the Securities Exchange Act of 1934, as amended (the “1934 Act”), the 1940 Act, state securities or blue sky laws (which term as used herein shall include the laws of the District of Columbia and of Puerto Rico) or the Hart-Scott-Rodino Antitrust Improvements Act of 1976 (the “H-S-R Act”).

(h)	As of the effective date of the Registration Statement (as defined in section 2(h)), the date of the meeting of the shareholders of the Existing Fund and the Exchange Date, the Prospectus/Proxy Statement (as defined in section 2(h)) and the Registration Statement, including the documents contained or incorporated therein by reference, insofar as they relate to the Managers AMG Funds or New Fund, (i) will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading and (ii) will comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder; provided, however, that none of the representations and warranties in this subsection shall apply to statements in or omissions from the Registration Statement or the Prospectus/Proxy Statement made in reliance upon and in conformity with information furnished in writing by the Existing Fund to the New Fund for use in the Registration Statement or the Prospectus/Proxy Statement.

(i)	There are no material contracts outstanding to which New Fund is a party, other than as will be disclosed in Managers AMG Funds’ registration statement on Form N-1A.

(j)	New Fund was established by the Trustees of Managers AMG Funds in order to effect the transactions described in this Agreement. It being understood that New Fund was formed solely for the purpose of consummating the Reorganization, New Fund will not hold more than a nominal amount of assets necessary to facilitate its organization, or carry on any business activities between the date hereof and the Exchange Date.

(k)	New Fund has no shares of beneficial interest issued and outstanding. The New Fund Merger Shares to be issued to Existing Fund pursuant to this Agreement will have been duly authorized and, when issued and delivered pursuant to this Agreement, will be legally and validly issued and will be fully paid and nonassessable by New Fund, and no shareholder of New Fund will have any preemptive right of subscription or purchase in respect thereof. Further, the issuance of such New Fund Merger Shares will be in compliance with all applicable federal securities laws.

(l)	As of the Exchange Date, no federal or state tax returns of New Fund will have been required by law to be filed and no federal or state taxes will be due; New Fund will not have been required to pay any assessments; and New Fund will not have any tax liabilities. Consequently, New Fund will not have any tax deficiency or liability asserted against it or question with respect thereto raised, and New Fund will not be under audit by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid.

(m)	New Fund intends to meet the requirements of subchapter M of the Code for treatment as a “regulated investment company” within the meaning of Section 851 of the Code in respect of each taxable year beginning with the commencement of operations, and will continue to meet such requirements at all times through the Exchange Date. New Fund currently is not liable for any material income or excise tax pursuant to Section 852 or 4982 of the Code. New Fund intends to comply in all material respects with applicable regulations of the Internal Revenue Service pertaining to the reporting of dividends and other distributions on and redemptions of its shares of beneficial interest and to withholding in respect of dividends and other distributions to shareholders and to avoid any potential material penalties that could be imposed thereunder.

2. Representations and warranties of Existing Fund.

Skyline, on behalf of Existing Fund, and SAM, solely with respect to Section 2(h), represent and warrant to and agree with New Fund that:

(a)	Existing Fund is a series of Skyline, a business trust duly established and validly existing under the laws of The Commonwealth of Massachusetts, and has power to own all of its properties and assets and to carry out its obligations under this Agreement. Skyline is not required to qualify as a foreign association in any jurisdiction. Each of Skyline and Existing Fund has all necessary federal, state and local authorizations to carry on its business as now being conducted and to carry out this Agreement.

(b)	Skyline is registered under the 1940 Act as an open-end management investment company, and such registration has not been revoked or rescinded and is in full force and effect.

(c)	A statement of assets and liabilities, statement of operations, statement of changes in net assets and schedule of portfolio holdings (indicating their market values) of Existing Fund for the fiscal year ended December 31, 2006, such statements and schedule having been audited by PricewaterhouseCoopers LLP, independent accountants, and an unaudited statement of assets and liabilities, statement of operations, statement of changes in net assets and schedule of portfolio holdings (indicating their market values) of Existing Fund for the six months ended June 30, 2007, have been furnished to New Fund. Such statements of assets and liabilities and schedules of portfolio holdings fairly reflect the financial condition of Existing Fund as of the dates thereof, and such statements of operations and changes in net assets fairly reflect the results of its operations and changes in net assets for the periods covered thereby in conformity with generally accepted accounting principles.

(d)	The prospectus and statement of additional information dated May 1, 2007, previously furnished to New Fund, as modified by any amendment or supplement thereto or any superseding prospectus or statement of additional information in respect thereof, (collectively, the “Existing Fund Prospectus”) and incorporated by reference into the Prospectus/Proxy Statement (as defined in section 2(h)) and the Registration Statement (as defined in section 2(h)), do not, as of the date hereof, contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

(e)	There are no material legal, administrative or other proceedings pending or, to the knowledge of Skyline or Existing Fund, threatened against Skyline or Existing Fund.

(f)	Existing Fund has no known Liabilities of a material nature other than those shown as belonging to it on its statement of assets and liabilities as of December 31, 2006, and those incurred in the ordinary course of Existing Fund’s business as an investment company since such date. Prior to the Exchange Date, Existing Fund will advise New Fund of all known material Liabilities incurred by it subsequent to December 31, 2006, whether or not incurred in the ordinary course of business.

(g)	No consent, approval, authorization or order of any court or governmental authority is required for the consummation by Existing Fund of the transactions contemplated by this Agreement, except such as may be required under the 1933 Act, the 1934 Act, the 1940 Act, state securities or blue sky laws, or the H-S-R Act.

(h)

The Existing Fund has provided the New Fund with written information reasonably necessary for the preparation of a prospectus, which included the proxy statement of the Existing Fund (the “Prospectus/Proxy Statement”), all of which was included in a Registration Statement on Form N-14 of the Managers AMG Funds on behalf of the New Fund (the “Registration Statement”), in compliance in all material respects with the 1933 Act, the 1934 Act and the 1940 Act in connection with the meeting of the shareholders of the Existing Fund to approve this Agreement and the transactions contemplated hereby. Insofar as information is provided by the Existing Fund that relates to Skyline or the Existing Fund, or by SAM that relates to SAM, as of the effective date of the Registration Statement, the date of the meeting of the shareholders of the Existing Fund and the Exchange Date, the Prospectus/Proxy Statement and the Registration Statement (i) will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading and (ii) will comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder; provided, however, that none of the representations and warranties in this subsection shall apply to statements in or omissions from the Registration Statement or the Prospectus/Proxy Statement made in reliance upon and in conformity with information furnished by the New Fund to the Existing Fund for use in the Registration Statement or the Prospectus/Proxy Statement.

(i)	There are no material contracts outstanding to which Existing Fund is a party, other than as disclosed in the Existing Fund Prospectus.

(j)	Reserved.

(k)	All issued and outstanding shares of the Existing Fund are, and at the Exchange Date will be, duly and validly issued and outstanding, fully paid and non-assessable, and will have been issued in compliance with all applicable registration requirements of federal and state securities laws.

(l)	Existing Fund has filed or will file all federal and state tax returns that are required to be filed by Existing Fund and has paid or will pay all federal and state taxes shown to be due on said returns or on any assessments received by Existing Fund. All tax liabilities of Existing Fund have been adequately provided for on its books, and to the knowledge of Existing Fund, no tax deficiency or liability of Existing Fund has been asserted, and no question with respect thereto has been raised, by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid. As of the Exchange Date, Existing Fund is not under audit by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid.

(m)	Existing Fund meets the requirements of subchapter M of the Code for treatment as a “regulated investment company” within the meaning of Section 851 of the Code. Existing Fund has not at any time since its inception been liable for, and is not now liable for, any material income or excise tax pursuant to Section 852 or 4982 of the Code. Existing Fund is in compliance in all material respects with applicable regulations of the Internal Revenue Service pertaining to the reporting of dividends and other distributions on and redemptions of its shares of beneficial interest and to withholding of dividends and other distributions to shareholders, and is not liable for any material penalties that could be imposed thereunder.

(n)	At the Exchange Date, Existing Fund will have full right, power and authority to sell, assign, transfer and deliver the Investments (as defined below) and any other assets and liabilities of Existing Fund to be transferred to New Fund pursuant to this Agreement. At the Exchange Date, subject only to the delivery of the Investments and any such other assets and liabilities as contemplated by this Agreement, New Fund will acquire the Investments and any such other assets and liabilities subject to no encumbrances, liens or security interests whatsoever and without any restrictions upon the transfer thereof (except for such restrictions as previously disclosed to New Fund by Existing Fund). As used in this Agreement, the term “Investments” shall mean Existing Fund’s portfolio securities and cash holdings as shown on the schedule certified by the Secretary of the Existing Fund dated as of the date hereof (the “Secretary’s Certificate”), as supplemented with such changes as Existing Fund shall make, and changes resulting from stock dividends, stock splits, mergers and similar corporate actions.

(o)	No registration under the 1933 Act of any of the Investments would be required if they were, as of the time of such transfer, the subject of a public distribution by either of New Fund or Existing Fund, except as disclosed to New Fund by Existing Fund on the Secretary’s Certificate.

(p)	At the Exchange Date, Existing Fund will constitute a “diversified company” within the meaning of Section 5(b)(1) of the 1940 Act.

(q)	As of the date hereof, except as disclosed to New Fund by the Existing Fund on the Secretary’s Certificate, all of the issued and outstanding shares of beneficial interest of Existing Fund shall have been offered for sale and sold in conformity with all applicable state securities or blue sky laws.

3. Reorganization.

(a)	Subject to the requisite approval of the shareholders of Existing Fund and to the other terms and conditions contained herein, Existing Fund agrees to sell, assign, convey, transfer and deliver to New Fund, and New Fund agrees to acquire from Existing Fund, on the Exchange Date all of the Investments and other properties and assets of Existing Fund, whether accrued or contingent, in exchange for that number of New Fund Merger Shares provided for in Section 4 and the assumption by New Fund of all of the Liabilities of Existing Fund. Pursuant to this Agreement, Existing Fund will, as soon as practicable after the Exchange Date, distribute all of the New Fund Merger Shares received by it to the shareholders of Existing Fund, in complete liquidation of Existing Fund.

(b)	Existing Fund will pay or cause to be paid to New Fund any interest, cash or such dividends, rights and other payments received by it on or after the Exchange Date with respect to the Investments and other properties and assets of Existing Fund, whether accrued or contingent, received by it on or after the Exchange Date. Any such distribution shall be deemed included in the assets transferred to New Fund at the Exchange Date and shall not be separately valued unless the securities in respect of which such distribution is made shall have gone “ex” such distribution prior to the Valuation Time, in which case, any such distribution which remains unpaid at the Exchange Date shall be included in the determination of the value of the assets of Existing Fund acquired by New Fund.

(c)	The Valuation Time shall be 4:00 p.m. Eastern Time on December 28, 2007, or such earlier or later day as may be mutually agreed upon in writing by the parties hereto (the “Valuation Time”).

4. Exchange Date; Valuation Time.

On the Exchange Date, New Fund will deliver to Existing Fund (i) the number of full and fractional New Fund Merger Shares having an aggregate net asset value equal to the value of assets of Existing Fund transferred to New Fund on such date less the value of the Liabilities of Existing Fund assumed by New Fund on that date.

(a)	The net asset value of the New Fund Merger Shares to be delivered to Existing Fund, the value of the assets attributable to the Existing Fund and the value of the Liabilities to be assumed by New Fund shall in each case be determined as of the Valuation Time.

(b)	The net asset value of the New Fund Merger Shares, and the value of the assets and Liabilities of the Existing Fund shall be determined by New Fund pursuant to procedures New Fund uses in determining the fair market value of New Fund’s assets and liabilities.

(c)	No adjustment shall be made in the net asset value of either Existing Fund or New Fund to take into account differences in realized and unrealized gains and losses.

(d)	Reserved.

(e)	Existing Fund shall distribute the New Fund Merger Shares to the shareholders of Existing Fund by furnishing written instructions to New Fund’s transfer agent, which, as soon as practicable, will set up open accounts for each shareholder of Existing Fund in accordance with written instructions furnished by Existing Fund. With respect to any Existing Fund shareholder holding share certificates as of the Exchange Date, New Fund will not permit such shareholder to receive dividends and other distributions on the New Fund Merger Shares (although such dividends and other distributions shall be credited to the account of such shareholder), or pledge such New Fund Merger Shares until such shareholder has surrendered his or her outstanding Existing Fund certificates or, in the event of lost, stolen, or destroyed certificates, posted adequate bond. In the event that a shareholder shall not be permitted to receive dividends and other distributions on the New Fund Merger Shares as provided in the preceding sentence, New Fund shall pay any such dividends or distributions in additional shares, notwithstanding any election such shareholder shall have made previously with respect to the payment, in cash or otherwise, of dividends and distributions on shares of Existing Fund. Existing Fund will, at its expense, request the shareholders of Existing Fund to surrender their outstanding Existing Fund certificates, or post adequate bond, as the case may be.

(f)	New Fund shall assume all Liabilities of Existing Fund in connection with the acquisition of assets and subsequent dissolution of Existing Fund or otherwise.

5. Expenses, fees, etc.

(a)	All fees and expenses, including legal and accounting expenses, portfolio transfer taxes (if any) or other similar expenses incurred in connection with the transactions contemplated by this Agreement will be borne by Managers and SAM, including the costs and expenses incurred in connection with the liquidation and dissolution of Skyline. Notwithstanding any of the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by another party of such expenses would result in the disqualification of New Fund or Existing Fund, as the case may be, as a “regulated investment company” within the meaning of Section 851 of the Code.

(b)	Notwithstanding any other provisions of this Agreement, if for any reason the transactions contemplated by this Agreement are not consummated, no party shall be liable to the other party for any damages resulting therefrom, including without limitation consequential damages, except as specifically set forth above.

6. Exchange Date.

Delivery of the assets of Existing Fund to be transferred, assumption of the Liabilities and the delivery of the New Fund Merger Shares to be issued shall be made at the offices of Managers, 800 Connecticut Avenue, Norwalk, Connecticut, at 7:30 A.M. Eastern Time on the next full business day following the Valuation Time, or at such other time and date agreed to by New Fund and Existing Fund, the date and time upon which such delivery is to take place being referred to herein as the “Exchange Date.”

7. Shareholder approval; dissolution.

(a)	Skyline, on behalf of Existing Fund, agrees to solicit the consent of the shareholders of the Existing Fund, as soon as is practicable after the date of filing of the Registration Statement and accompanying Prospectus/Proxy Statement for the purpose of approving the matters contemplated by this Agreement.

(b)	As promptly as possible after the Exchange Date, the Existing Fund shall dissolve pursuant to the provisions of the laws of the Commonwealth of Massachusetts, and deregister as an investment company under the 1940 Act and, after the Exchange Date, the Existing Fund shall not conduct any business except in connection with its liquidation, dissolution and de-registration.

(c)	Any reporting responsibility of the Existing Fund including, but not limited to, the responsibility for filing of regulatory reports, tax returns, or other documents with the Securities and Exchange Commission (the “Commission”), any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, shall be the responsibility of Managers and SAM, and the Existing Fund shall not dissolve until such responsibilities have been concluded. The trustees and officers of both Managers AMG Funds and Skyline agree to cooperate and make themselves available as necessary in order to effectuate any filings or other actions contemplated under this paragraph.

8. Conditions of New Fund’s obligations.

The obligations of New Fund hereunder shall be subject to the following conditions:

(a)	That this Agreement shall have been adopted and the transactions contemplated hereby shall have been approved by the affirmative vote of (i) at least a majority of the Trustees of Skyline (including a majority of those Trustees who are not “interested persons” of Skyline, as defined in Section 2(a)(19) of the 1940 Act); (ii) at least a majority of the Trustees of Managers AMG Funds (including a majority of those Trustees who are not “interested persons” of Managers AMG Funds, as defined in Section 2(a)(19) of the 1940 Act); and (iii) shareholders owning at least 50% of the outstanding shares of Existing Fund.

(b)	That Existing Fund shall have furnished to New Fund a statement of Existing Fund’s net assets, with values determined as provided in Section 4 of this Agreement, together with a list of Investments with their respective tax costs, all as of the Valuation Time, certified on Existing Fund’s behalf by Skyline’s President (or any Vice President) and Treasurer (or any Assistant Treasurer), and a certificate of both such officers, dated the Exchange Date, to the effect that as of the Exchange Date there has been no material adverse change in the financial position of Existing Fund since December 31, 2006, other than changes in the Investments and other assets and properties since that date, changes in the market value of the Investments and other assets of Existing Fund, changes due to net redemptions or changes due to dividends paid or losses from operations.

(c)	That Skyline, on behalf of Existing Fund, shall have furnished to New Fund a statement, dated the Exchange Date, signed on behalf of Existing Fund by Skyline’s President (or any Vice President) and Treasurer (or any Assistant Treasurer) certifying that as of the Exchange Date all representations and warranties of Existing Fund made in this Agreement are true and correct in all material respects as if made at and as of such Exchange Date and that Existing Fund has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied at or prior to each of such dates.

(d)	Reserved.

(e)	That there shall not be any material litigation pending or threatened with respect to the matters contemplated by this Agreement.

(f)	That New Fund shall have received an opinion of Bell, Boyd & Lloyd LLP, in form satisfactory to New Fund and dated the Exchange Date (which opinion would be based upon certain factual representations and subject to certain qualifications), to the effect that (i) Skyline is a business trust duly established and validly existing under the laws of The Commonwealth of Massachusetts, and, to the knowledge of such counsel, is not required to qualify to do business as a foreign association in any jurisdiction except as may be required by state securities or blue sky laws, and that Existing Fund is a validly established series thereof, (ii) this Agreement has been duly authorized, executed, and delivered by Skyline, on behalf of Existing Fund, and, assuming due authorization, execution and delivery of this Agreement by Managers AMG Funds, on behalf of New Fund, is the valid and binding obligation of Existing Fund, (iii) Existing Fund has power to sell, assign, convey, transfer and deliver the assets contemplated hereby and, upon consummation of the transactions contemplated hereby in accordance with the terms of this Agreement, Existing Fund will have duly sold, assigned, conveyed, transferred and delivered such assets to New Fund, (iv) the execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, violate Skyline’s Agreement and Declaration of Trust, as amended, or Bylaws or any provision of any agreement known to such counsel to which Skyline or Existing Fund is a party or by which it is bound, it being understood that with respect to investment restrictions as contained in Skyline’s Agreement and Declaration of Trust, Bylaws, and the Existing Fund Prospectus, such counsel may rely upon a certificate of an officer of Skyline whose responsibility it is to advise Skyline and Existing Fund with respect to such matters, (v) no consent, approval, authorization or order of any court or governmental authority is required for the consummation by Skyline, on behalf of Existing Fund, of the transactions contemplated hereby, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required under state securities or blue sky laws and the H-S-R Act, and (vi) such other matters may be resolved as New Fund may reasonably deem necessary or desirable. Bell, Boyd & Lloyd LLP may rely upon the opinion of local Massachusetts counsel.

(g)

That New Fund shall have received an opinion of Ropes & Gray LLP, in the form satisfactory to Skyline, dated the Exchange Date (which opinion would be based upon certain factual representations and subject to certain qualifications), to the effect that, on the basis of the existing provisions of the Code, current administrative rules and court decisions, generally for federal income tax purposes: (i) The transactions contemplated by this Agreement will constitute a reorganization within the meaning of Section 368(a) of the Code, and Existing Fund and New Fund will each be “a party to a reorganization” within the meaning of Section 368(b) of the Code, (ii) no gain or loss will be recognized by Existing Fund upon the transfer of its Investments to New Fund in exchange for the New Fund Merger Shares or upon the distribution of the New Fund Merger Shares by Existing Fund to its shareholders in liquidation, pursuant to this Agreement, (iii) no gain or loss will be recognized by New Fund upon receipt of the Investments of Existing Fund in exchange for New Fund Merger Shares and the assumption by New Fund of the liabilities of Existing Fund pursuant to this Agreement, (iv) the basis in the hands of New Fund of the Investments of Existing Fund transferred to New Fund in the reorganization will be the same as the basis of such Investments in the hands of Existing Fund immediately prior to the transfer, (v) the holding periods of the Investments of Existing Fund in the hands of New Fund will include the periods during which such Investments were held by Existing Fund, (vi) no gain or loss will be recognized by Existing Fund’s shareholders upon the exchange of their shares of Existing Fund for New Fund Merger Shares, (vii) the aggregate basis of the New Fund Merger Shares an Existing Fund shareholder receives in connection with the reorganization will be the same as the aggregate basis of his or her Existing Fund’s shares exchanged therefor, and (viii) an Existing Fund shareholder’s holding period for the New Fund Merger Shares will be determined by including the period for which he or she held Existing Fund’s shares exchanged therefor, provided that the shareholder held such Existing Fund’s shares as capital assets.

(h)	That the assets of Existing Fund to be acquired by New Fund will include no assets which New Fund, by reason of charter limitations or of investment restrictions disclosed in its current registration statement in effect on the Exchange Date, may not properly acquire.

(i)	Reserved.

(j)	That New Fund shall have received from the Commission, any relevant state securities administrator, the Federal Trade Commission (the “FTC”) and the Department of Justice (the “Department”) such order or orders as Ropes & Gray LLP deems reasonably necessary or desirable under the 1933 Act, the 1934 Act, the 1940 Act, any applicable state securities or blue sky laws and the H-S-R Act in connection with the transactions contemplated hereby, and that all such orders shall be in full force and effect.

(k)	That all proceedings taken by Existing Fund in connection with the transactions contemplated by this Agreement and all documents incidental thereto shall be satisfactory in form and substance to New Fund and Ropes & Gray LLP.

(l)	Reserved.

(m)	That Existing Fund’s custodian shall have delivered to New Fund a certificate identifying all of the assets of Existing Fund held by such custodian as of the Valuation Time.

(n)	That Existing Fund’s transfer agent shall have provided to New Fund (i) the originals or true copies of all of the records of Existing Fund in the possession of such transfer agent as of the Exchange Date, (ii) a certificate setting forth the number of shares of Existing Fund outstanding as of the Valuation Time, and (iii) the name and address of each holder of record of any such shares and the number of shares held of record by each such shareholder.

(o)	Reserved.

(p)	Reserved.

(q)	That Existing Fund shall have executed and delivered to New Fund an instrument of transfer dated as of the Exchange Date pursuant to which Existing Fund will assign, transfer and convey all of the assets and other property to New Fund at the Valuation Time in connection with the transactions contemplated by this Agreement.

9. Conditions of Existing Fund’s obligations.

The obligations of Existing Fund hereunder shall be subject to the following conditions:

(a)	That this Agreement shall have been adopted and the transactions contemplated hereby shall have been approved by the affirmative vote of (i) at least a majority of the Trustees of Skyline (including a majority of those Trustees who are not “interested persons” of Skyline, as defined in Section 2(a)(19) of the 1940 Act); (ii) at least a majority of the Trustees of Managers AMG Funds (including a majority of those Trustees who are not “interested persons” of Managers AMG Funds, as defined in Section 2(a)(19) of the 1940 Act); and (iii) shareholders owning at least 50% of the outstanding shares of Existing Fund.

(b)	Reserved.

(c)	That Managers AMG Funds, on behalf of New Fund, shall have executed and delivered to Existing Fund an Assumption of Liabilities dated as of the Exchange Date pursuant to which New Fund will assume all of the Liabilities of Existing Fund.

(d)	That Managers AMG Funds, on behalf of New Fund, shall have furnished to Existing Fund a statement, dated the Exchange Date, signed on behalf of New Fund by Managers AMG Funds’ President (or any Vice President) and Treasurer (or any Assistant Treasurer) certifying that as of the Exchange Date all representations and warranties of New Fund made in this Agreement are true and correct in all material respects as if made at and as of such Exchange Date, and that New Fund has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied at or prior to each of such dates.

(e)	That there shall not be any material litigation pending or threatened with respect to the matters contemplated by this Agreement.

(f)

That Existing Fund shall have received an opinion of Ropes & Gray LLP, in form satisfactory to Existing Fund and dated the Exchange Date, to the effect that (i) Managers AMG Funds is a business trust duly established and validly existing under the laws of The Commonwealth of Massachusetts, and, to the knowledge of such counsel, is not required to qualify to do business as a foreign association in any jurisdiction except as may be required by state securities or blue sky laws, and that New Fund is a validly established series thereof, (ii) this Agreement has been duly authorized, executed, and delivered by Managers AMG Funds, on behalf of New Fund, and, assuming due authorization, execution and delivery of this Agreement by Skyline, on behalf of Existing Fund, is the valid and binding obligation of New Fund, (iii) the New Fund Merger Shares to be delivered to Existing Fund as provided for by this Agreement are duly authorized and upon such delivery will be validly issued and will be fully paid and nonassessable by New Fund and no shareholder of New Fund has any preemptive right to subscription or purchase in respect thereof, (iv) the execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, violate Managers AMG Funds’ Agreement and Declaration of Trust, as amended, or Bylaws, or any provision of any agreement known to such counsel to which Managers AMG Funds or New Fund is a party or by which it is bound, it being understood that with respect to investment restrictions as contained in Managers AMG Funds’ Agreement and Declaration of Trust, Bylaws, then current prospectus or statement of additional information, such counsel may rely upon a certificate of an officer of Managers AMG Funds whose responsibility it is to advise Managers AMG Funds and New Fund with respect to such matters, and (v) no consent, approval, authorization or order of any court or governmental authority is required for the consummation by Managers AMG Funds, on behalf of New Fund, of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required under state securities or blue sky laws and the H-S-R Act.

(g)	That Existing Fund shall have received an opinion of Ropes & Gray LLP dated the Exchange Date (which opinion would be based upon certain factual representations and subject to certain qualifications), to the effect that, on the basis of the existing provisions of the Code, current administrative rules and court decisions, generally for federal income tax purposes: (i) The transactions contemplated by this Agreement will constitute a reorganization within the meaning of Section 368(a) of the Code, and Existing Fund and New Fund will each be “a party to a reorganization” within the meaning of Section 368(b) of the Code, (ii) no gain or loss will be recognized by Existing Fund upon the transfer of its Investments to New Fund in exchange for the New Fund Merger Shares or upon the distribution of the New Fund Merger Shares by Existing Fund to its shareholders in liquidation, pursuant to this Agreement, (iii) no gain or loss will be recognized by New Fund upon receipt of the Investments of Existing Fund in exchange for New Fund Merger Shares and the assumption by New Fund of the liabilities of Existing Fund pursuant to this Agreement, (iv) the basis in the hands of New Fund of the Investments of Existing Fund transferred to New Fund in the reorganization will be the same as the basis of such Investments in the hands of Existing Fund immediately prior to the transfer, (v) the holding periods of the Investments of Existing Fund in the hands of New Fund will include the periods during which such Investments were held by Existing Fund, (vi) no gain or loss will be recognized by Existing Fund’s shareholders upon the exchange of their shares of Existing Fund for New Fund Merger Shares, (vii) the aggregate basis of the New Fund Merger Shares an Existing Fund shareholder receives in connection with the reorganization will be the same as the aggregate basis of his or her Existing Fund’s shares exchanged therefor, and (viii) Existing Fund shareholder’s holding period for the New Fund Merger Shares will be determined by including the period for which he or she held Existing Fund’s shares exchanged therefor, provided that the shareholder held such Existing Fund’s shares as capital assets.

(h)	That all proceedings taken by or on behalf of New Fund in connection with the transactions contemplated by this Agreement and all documents incidental thereto shall be satisfactory in form and substance to Existing Fund and Bell, Boyd & Lloyd LLP.

(i)	Reserved.

(j)	That Existing Fund shall have received from the Commission, any relevant state securities administrator, the FTC and the Department such order or orders as Bell, Boyd & Lloyd LLP deems reasonably necessary or desirable under the 1933 Act, the 1934 Act, the 1940 Act, any applicable state securities or blue sky laws and the H-S-R Act in connection with the transactions contemplated hereby, and that all such orders shall be in full force and effect.

10. Indemnification.

(a)	To the extent permitted by the Declaration of Trust for Managers AMG Funds, Managers AMG Funds, on behalf of New Fund, will indemnify and hold harmless, out of the assets of New Fund but no other assets, Skyline, its trustees and its officers (for purposes of this subparagraph, the “Skyline Indemnified Parties”) against any and all expenses, losses, claims, damages and liabilities at any time imposed upon or reasonably incurred by any one or more of the Skyline Indemnified Parties in connection with, arising out of, or resulting from any claim, action, suit or proceeding in which any one or more of the Skyline Indemnified Parties may be involved or with which any one or more of the Skyline Indemnified Parties may be threatened by reason of any untrue statement or alleged untrue statement of a material fact relating to Managers AMG Funds or New Fund contained in the Registration Statement or Prospectus/Proxy Statement, or any amendment or supplement to any thereof, or arising out of, or based upon, the omission or alleged omission to state in any of the foregoing a material fact relating to Managers AMG Funds or New Fund required to be stated therein or necessary to make the statements relating to Managers AMG Funds or New Fund therein not misleading, including without limitation any amounts paid by any one or more of the Skyline Indemnified Parties in a reasonable compromise or settlement of any such claim, action, suit or proceeding, or threatened claim, action, suit or proceeding made with the consent of Managers AMG Funds. The Skyline Indemnified Parties will notify Managers AMG Funds in writing within ten days after the receipt by any one or more of the Skyline Indemnified Parties of any notice of legal process or any suit brought against or claim made against such Skyline Indemnified Party as to any matters covered by this Section 10(b). Managers AMG Funds shall be entitled to participate at its own expense in the defense of any claim, action, suit or proceeding covered by this Section 10(b), or, if it so elects, to assume at its expense by counsel reasonably satisfactory to the Skyline Indemnified Parties the defense of any such claim, action, suit or proceeding, and, if Managers AMG Funds elects to assume such defense, the Skyline Indemnified Parties shall be entitled to participate in the defense of any such claim, action, suit or proceeding at their own expense. Managers AMG Funds’ obligation under this Section 10(b) to indemnify and hold harmless the Skyline Indemnified Parties shall constitute a guarantee of payment so that Managers AMG Funds will pay in the first instance any expenses, losses, claims, damages and liabilities required to be paid by it under this Section 10(b) without the necessity of the Skyline Indemnified Parties’ first paying the same.

11. No broker or finder.

Each of Skyline and Managers AMG Funds represent that there is no person who has dealt with it, who by reason of such dealings is entitled to any broker’s or finder’s or other similar fee or commission arising out of the transactions contemplated by this Agreement.

12. Termination.

Existing Fund and New Fund may, prior to the Exchange Date and by the consent of either the trustees of Skyline or the trustees of Managers AMG Funds on behalf of Existing Fund and New Fund, respectively, terminate this Agreement if information not previously known or disclosed results in a material adverse effect on the ability of Managers or SAM, respectively, to perform on its respective agreement with the New Fund. Existing Fund or New Fund, after consultation with counsel and by consent of either’s respective trustees, or an officer authorized by such trustees, may waive any condition to its respective obligations hereunder. If the transactions contemplated by this Agreement have not been substantially completed by March 4, 2008, this Agreement shall automatically terminate on that date unless a later date is agreed to by Existing Fund and New Fund.

13. Rule 145.

Pursuant to Rule 145 under the 1933 Act, New Fund will, in connection with the issuance of any New Fund Merger Shares to any person who at the time of the transaction contemplated hereby is deemed to be an affiliate of a party to the transaction pursuant to Rule 145(c), issue stop transfer instructions to New Fund’s transfer agent with respect to such shares. Existing Fund will provide New Fund on the Exchange Date with the name of any Existing Fund shareholder who is to the knowledge of Existing Fund an affiliate of Existing Fund on such date.

14. Covenants, etc. deemed material.

All covenants, agreements, representations and warranties made under this Agreement and any certificates delivered pursuant to this Agreement shall be deemed to have been material and relied upon by each of the parties, notwithstanding any investigation made by them or on their behalf.

15. Sole agreement; amendments.

This Agreement supersedes all previous correspondence and oral communications between the parties regarding the subject matter hereof, constitutes the only understanding with respect to such subject matter, may not be changed except by a letter of agreement signed by each party hereto, and shall be construed in accordance with and governed by the laws of The Commonwealth of Massachusetts.

16. Agreement and declaration of trust.

Copies of the Agreements and Declarations of Trust of Skyline and Managers AMG Funds are on file with the Secretary of State of The Commonwealth of Massachusetts, and notice is hereby given that this instrument is executed by the Trustees of Skyline and Managers AMG Funds, respectively, as Trustees and not individually and that the obligations of this instrument are not binding upon any of the Trustees or officers of Skyline or Managers AMG Funds, or shareholders of Existing Fund or New Fund, individually but are binding only upon the assets and property of Existing Fund and New Fund, respectively.

[THE REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

This Agreement may be executed in any number of counterparts, each of which, when executed and delivered, shall be deemed to be an original.

Skyline Funds, on behalf of its series Skyline Special Equities Portfolio

By:
Title:

Managers AMG Funds, on behalf of its series Skyline Special Equities Portfolio

By:
Title:

Skyline Asset Management, L.P.

By:
Title:

Managers Investment Group LLC

By:
Title:

APPENDIX B

COMPARISON OF INVESTMENT RESTRICTIONS

Comparative Information on Fundamental Investment Restrictions of Existing Fund and New Fund

Subject Matter of Restriction	Existing Fund	New Fund
Borrowing and Senior Securities

The Existing Fund may not issue senior securities or borrow money except (i) from banks for temporary or emergency purposes in amounts not exceeding 10% of the value of the Existing Fund’s assets at the time of borrowing (including the amount borrowed) (the

Fund will not purchase securities when its borrowings exceed 5% of the value of its assets), and (ii) in connection with transactions in options, futures, or futures options.

The New Fund may not borrow money, except (i) in amounts not to exceed 33 1/3% of the value of New Fund’s total assets (including the amount borrowed) taken at market value from banks or through reverse repurchase agreements or forward roll transactions, (ii) up to an additional 5% of its total assets for temporary purposes, (iii) in connection with short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities and (iv) the New Fund may purchase securities on margin to the extent permitted by applicable law. For purposes of this restriction, borrowing shall not be considered to include (without limitation): investments in derivative instruments, such as options, futures contracts, options on futures contracts, forward commitments and swaps, short sales and roll transactions made in accordance with the Fund’s investment policies.

The New Fund may not issue senior securities. For purposes of this restriction, issuing senior securities shall not be considered to include (without limitation): borrowing money, making loans, the issuance of shares of beneficial interest in multiple classes or series, the deferral of Trustees’ fees, the purchase or sale of derivative instruments, such as options, futures contracts, options on futures contracts, forward commitments and swaps, and entering into repurchase agreements, reverse repurchase agreements, roll transactions and short sales, in accordance with the New Fund’s investment policies.

Lending	The Existing Fund may not make loans to other persons except that it reserves freedom of action, consistent with its other investment policies and restrictions, to purchase bonds or other debt obligations of types commonly offered publicly or privately and purchased by financial institutions, even though the purchase of such debt obligations may be deemed to be making loans.	The New Fund may not make loans, except that the New Fund may (i) lend portfolio securities in accordance with the Fund’s investment policies up to 33 1/3% of the Fund’s total assets taken at market value, (ii) enter into repurchase agreements, (iii) purchase all or a portion of an issue of debt securities, bank loan participation interests, bank certificates of deposit, bankers acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities and (iv) lend portfolio securities and participate in an interfund lending program with other series of the Managers AMG Trust provided that no such loan may be made if, as a result, the aggregate of such loans would exceed 33 1/3% of the value of New Fund’s total assets.

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Subject Matter of Restriction	Existing Fund	New Fund
Diversification

The Existing Fund may not: (i) invest more than 5% of its assets (valued at the time of investment) in securities of any one issuer, except government obligations or bank certificates of deposit and bankers’ acceptances; (ii) acquire securities of any one issuer which at the time of investment (a) represent more than 10% of the outstanding voting securities of the issuer or (b) have a value greater than 10% of the value of the outstanding voting securities of any one issuer; (iii) invest more than 5% of its assets (measured at the time of investment) in securities of any issuer with an operating history of less than three years (including predecessors).

The New Fund may not, with respect to 75% of its total assets, purchase securities of an issuer (other than the U.S. Government, its agencies, instrumentalities or authorities or repurchase agreements collateralized by U.S. Government securities and other investment companies), if: (a) such purchase would cause more than 5% of a Fund’s total assets taken at market value to be invested in the securities of such issuer; or (b) such purchase would at the time result in more than 10% of the outstanding voting securities of such issuer being held by the New Fund.

Industry Concentration	The Existing Fund may not invest more than 25% of its assets (valued at the time of investment) in the securities of companies in any one single industry, except government obligations.	The New Fund may not invest more than 25% of its total assets in the securities of one or more issuers conducting their principal business activities in the same industry (excluding the U.S. Government or its agencies or instrumentalities).

Margin Transactions	The Existing Fund may not sell securities short or purchase securities on margin (but the Fund may obtain such short-term credits as may be necessary for the clearance of transactions and may make margin payments in connection with transactions in options, futures, and options on futures).	No such restriction.

Commodities & Commodity Contracts	N/A

The New Fund may not purchase or sell commodities or commodity contracts, except that the New Fund may purchase and sell options on securities, securities indices and currency, futures contracts on securities, securities indices and currency and options on such futures, forward foreign currency exchange contracts, forward commitments, securities index put or call warrants and repurchase agreements entered into in accordance with the New Fund’s investment policies.

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Subject Matter of Restriction	Existing Fund	New Fund
Real Estate	The Existing Fund may not purchase or sell real estate (although it may purchase securities secured by real estate or interests therein, or securities issued by companies which invest in real estate, or interests therein, except that it may not invest over 10% of the value of its assets in real estate investment trusts).	The New Fund may not purchase or sell real estate, except that the New Fund may (i) acquire or lease office space for its own use, (ii) invest in securities of issuers that invest in real estate or interests therein, (iii) invest in securities that are secured by real estate or interests therein, (iv) purchase and sell mortgage-related securities and (v) hold and sell real estate acquired by the New Fund as a result of the ownership of securities.

Underwriting	The Existing Fund may not underwrite any issue of securities, except as it may be deemed to be an underwriter under the Securities Act of 1933, as amended, in connection with the sale of securities in accordance with its investment objective, policies, and limitations..	The New Fund may not underwrite the securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, the New Fund may be deemed to be an underwriter under the Securities Act of 1933.

Information on Additional Investment Restrictions of the Existing Fund

In addition to the Existing Fund’s fundamental investment restrictions described above, Skyline Funds has adopted certain non-fundamental investment restrictions and policies with respect to the Existing Fund (which may be changed by the Board of Trustees without shareholder approval). Managers AMG Funds does not intend to adopt any additional investment restrictions for the New Fund other than the fundamental investment restrictions described above.

The following table lists the additional, non-fundamental, investment restrictions of the Existing Fund.

Subject Matter of Restriction	Existing Fund
Control	The Existing Fund may not invest in companies for the purpose of exercising control or management.

Investment Company Ownership	The Existing Fund may not acquire securities of other investment companies except (i) by purchase in the open market, where no commission or profit to a sponsor or dealer results from such purchase other than the customary broker’s commission and (ii) where the acquisition results from a dividend, or a merger, consolidation or other reorganization. In addition to this restriction, the 1940 Act provides that a fund may neither purchase more than 3% of the voting securities of any one investment company nor invest more than 10% of the fund’s assets (valued at the time of investment) in all investment company securities purchased by the fund. The Existing Fund may not invest in securities of other open-end investment companies.

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Subject Matter of Restriction	Existing Fund
Restricted Securities	The Existing Fund may not invest more than 15% of its net assets (valued at the time of investment) in restricted securities or securities which are not readily marketable, including (i) securities subject to legal or contractual restrictions on resale, (ii) fixed time deposits or certificates of deposit subject to withdrawal penalties, other than overnight deposits, or (iii) repurchase agreements which expire in excess of seven days.

Small-capitalization issuers	The Existing Fund may not invest less than 65% of its total assets in common stocks of small capitalization issuers.

Futures & Options	The Existing Fund may not invest in financial futures, options, or options on financial futures.

Commodities	The Existing Fund may not invest in commodities or commodity contracts.

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APPENDIX C

INFORMATION APPLICABLE TO THE NEW FUND

SHAREHOLDER GUIDE

Your Account with the New Fund

As an investor, you pay no sales charge to invest in the New Fund or to redeem out of the New Fund. Your purchase or redemption of New Fund shares is based on the New Fund’s share price. The price at which you purchase and redeem your shares is based on the net asset value per share (“NAV”) next determined after your purchase or redemption order is received on each day the New York Stock Exchange (the “NYSE”) is open for trading. The NAV is equal to the New Fund’s net worth (assets minus liabilities) divided by the number of shares outstanding. The New Fund’s NAV is calculated at the close of regular business of the NYSE, usually 4:00 p.m. New York Time. Purchase orders received after 4:00 p.m. from certain processing organizations which have entered into contractual arrangements with the New Fund will also receive that day’s offering price provided that the purchase orders the processing organization transmits to the New Fund were received by the processing organization in proper form before 4:00 p.m. Likewise, redemption orders received after 4:00 p.m. from certain processing organizations which have entered into contractual arrangements with the New Fund will also be redeemed at the NAV computed that day provided that the orders the processing organization transmits to the New Fund were received by the processing organization in proper form before 4:00 p.m.

Investments traded in foreign markets may trade when the NYSE is closed. Those investments are generally valued at the closing of the exchange where they are primarily traded. Therefore, the New Fund’s NAV may be impacted on days when investors may not be able to purchase or redeem New Fund shares.

Fair Value Policy

The New Fund’s investments are generally valued based on market quotations provided by third-party pricing services approved by the Board of Trustees of Managers AMG Funds. Under certain circumstances, the New Fund investment will be priced based on an evaluation of its fair value, according to procedures established by and under the general supervision of the Board of Trustees. The New Fund uses the fair value of a portfolio investment to calculate its NAV when, for example:

•	Market quotations are not readily available because a portfolio investment is not traded in a public market or the principal market in which the investment trades is closed;

•	Trading in a portfolio investment is suspended and not resumed before the New Fund calculates its NAV;

•

A significant event affecting the value of a portfolio investment is determined to have occurred between the time of the market quotation provided for a portfolio investment and when the New Fund calculates its NAV;

•	An investment’s price has remained unchanged over a period of time (often referred to as a “stale price”); or

•	Managers determines that a market quotation is inaccurate.

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Portfolio investments that trade primarily on foreign markets are priced based upon the market quotation of such securities as of the close of their respective principal markets, as adjusted to reflect Manager’s determination of the impact of events occurring subsequent to the close of such markets but prior to the time as of which the New Fund calculates its NAV. In accordance with procedures approved by the Board of Trustees, Managers relies upon recommendations of a third-party fair valuation service in adjusting the prices of such foreign portfolio investments.

The New Fund may invest in securities that may be thinly traded. The Board of Trustees of Managers AMG Funds has adopted procedures to adjust prices when thinly traded securities are judged to be stale so that they reflect fair value.

An investment valued on the basis of its fair value may be valued at a price higher or lower than available market quotations. An investment’s valuation may differ depending on the method used and the factors considered in determining value according to the New Fund’s fair value procedures.

Investing through an Intermediary

If you invest through a third party such as a bank, broker-dealer, or other financial intermediary, rather than directly with the New Fund, the policies, fees, and minimum investment amounts may differ from those described in this shareholder guide. The New Fund may also participate in programs with national brokerage firms that limit a shareholder’s transaction fees, and the New Fund may pay fees to these firms in return for participation in these programs for servicing shareholders. The servicing fees are paid out of the assets of the New Fund on an ongoing basis and will increase the cost of your investment.

Managers and/or the distributor may pay compensation (directly and not as an expense of the New Fund) to certain affiliated or unaffiliated brokers, dealers, or other financial intermediaries or service providers in connection with the sale or retention of New Fund shares and/or shareholder servicing. This compensation may provide such affiliated or unaffiliated entities with an incentive to favor sales of shares of the New Fund over other investment options. Any such payments will not change the NAV or the price of the New Fund’s shares.

Transaction Policies for the New Fund

Opening an Account with the New Fund

In general, a shareholder will be able to set up an account with the New Fund either through a registered financial professional or on their own, by submitting a completed application to the New Fund with an initial investment. The account application must be in “good order” before it can be processed; that is, the application must contain all of the information and documentation requested. Failing to provide the requested information may delay the purchase date or result in a rejection of the application and return of investment monies.

Buying and Selling Shares of the New Fund

You may buy shares of the New Fund once you have an account. You also may buy additional shares or sell your shares anytime. When you buy or sell New Fund shares, the price is the NAV per share that is calculated after we receive your order in proper form. The New Fund’s NAV is calculated at the close of regular trading on the NYSE, usually 4:00 p.m. New York Time.

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Redemption Fee

The New Fund will deduct a redemption fee of 2.00% (the “Redemption Fee”) from the proceeds of any redemption (including a redemption by exchange) of shares if the redemption occurs within 30 days of the purchase of those shares. For the purpose of determining whether a redemption is subject to the Redemption Fee, redemptions of shares of the New Fund are conducted on a first in/first out (FIFO) basis such that shares with the longest holding period will be treated as being redeemed first and shares with the shortest holding period will be treated as being redeemed last.

The Redemption Fee is paid to the New Fund and is intended to offset transaction and other expenses caused by short-term trading. The Redemption Fee will not apply to redemptions (including redemptions by exchange) (1) of shares purchased through reinvestment of dividend or capital gain distributions and (2) under hardship circumstances (as determined by Managers in its discretion, based on a case-by-case analysis). Short-term trades not subject to a Redemption Fee as a result of these exceptions may result in additional costs to the New Fund that would have been otherwise recouped, in whole or in part, if a Redemption Fee were applied. The Redemption Fee will only apply to redemptions of shares purchased through a financial intermediary such as a broker, retirement plan administrator, bank or trust company if the financial intermediary has indicated that it will administer the Redemption Fee. If you invest through a financial intermediary, contact your intermediary to determine whether the Redemption Fee applies to you and any restrictions on your trading activity. The New Fund reserves the right to modify the terms of, or terminate, the Redemption Fee at any time upon 60 days’ advance notice to shareholders.

Processing Orders

If you sell shares in the New Fund, the New Fund will send your check to the address we have on file for your account. If the sale of your shares follows a purchase by check, the New Fund may hold the proceeds of your sale for up to 15 calendar days to ensure that the check has cleared.

How to Buy and Sell New Fund Shares

	If you wish to open an account and buy shares…	If you wish to add shares to your account…	If you wish to sell shares*…
Through your registered investment professional:	Contact your investment adviser or other investment professional	Send any additional monies to your investment professional to the address on your account statement	Contact your investment adviser or other investment professional

On your own: by mail	Complete the account application, then mail the application and a check payable to Managers to: Managers c/o U.S. Bancorp Funds Services, LLC PO Box 701 Milwaukee, WI 53201	Send a letter of instruction and a check payable to Managers to: Managers c/o U.S. Bancorp Funds Services, LLC PO Box 701 Milwaukee, WI 53201 (Include your account number and fund name on your check)

Write a letter of instruction containing:

•     Name of the Fund

•     Dollar amount or number of shares you wish to sell

•     Your name

•     Your account number

•     Signatures of all account owners

Mail your letter to:

Managers

c/o U.S. Bancorp Funds Services, LLC

PO Box 701

Milwaukee, WI 53201

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By telephone	Not available	If your account has already been established, call the New Fund at 800.828.2759	If you elected telephone redemption privileges on your account application, call the New Fund at 800.828.2759. Telephone redemptions are available only for redemptions of less than $50,000.

Over the Internet	Not available	If your account has already been established, go to our Web site at www.managersinvest.com	Visit the Web site at www.managersinvest.com

By bank wire	Not available

Instruct your bank to wire monies to:

U.S. Bank, N.A.

777 East Wisconsin Avenue

Milwaukee,WI 53202

ABA #075000022

Credit:

U.S. Bancorp Fund Services, LLC

Account #112-952-137

Further Credit:

(name of Fund to be purchased)

(shareholder registration)

(shareholder account number)

(Your bank may charge you a fee for this service; call the New Fund at 800.828.2759 if you have questions)

Available if bank wire instructions are on file for your account

*	Redemptions of $50,000 and over require a medallion signature guarantee. A medallion guarantee is a signature guarantee by a Guarantor Institution, which is participating in a Signature Guarantee Program recognized by the Securities Transfer Association. Telephone redemptions are available only for redemptions that are below $50,000.

Investment Minimums

Your cash investments in the New Fund must be in U.S. dollars. The New Fund does not accept third-party or “starter” checks.

Skyline Special Equities Portfolio (New Fund)

	Initial Investment	Additional Investments
• Regular Accounts	$2,000	$100
• Individual Retirement Accounts	$1,000	$100

The minimum initial and additional investment amounts may be waived for investments by current or retired officers and trustees of Managers AMG Funds and other funds of the Managers Family of Funds, as well as their family members; current or retired officers, directors, and employees of AMG and certain participating affiliated companies of AMG, including Skyline; the immediate family members of any such officer, director, or employee (including parents, grandparents, spouses, children,

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grandchildren, siblings, father/mother-in-laws, sister/brother-in-laws, daughter/son-in-laws, nieces, nephews, and domestic partners); and a trust or plan established primarily for the benefit of any of the foregoing persons. Additionally, the New Fund or its distributor may, in their discretion, waive the minimum initial or additional investment amounts at any time.

Signature Guarantee

If you are selling $50,000 or more worth of shares, you will need to provide the New Fund with a medallion guarantee, an imprint that verifies the authenticity of your signature. The medallion program offers shareowners added protection because it guarantees that the person who signs the transaction request is the actual shareowner or legally authorized representative.

We accept medallion imprints only from a guarantor institution such as a bank, broker/dealer, credit union, national securities exchange, or savings association that is a recognized participant of the Securities Transfer Agents Medallion Program (STAMP) 2000. When requesting a medallion signature guarantee from a guarantor institution, please be sure it is issued in an amount that covers your planned transaction. A notary public cannot provide a signature guarantee.

Unauthorized Transactions

The New Fund is not responsible for any losses due to unauthorized transactions as long as the New Fund follows reasonable security procedures designed to verify your identity. It is your responsibility to review and verify the accuracy of your confirmation statements immediately after you receive them. If you do not want the ability to sell and exchange shares by telephone or the Internet, call the New Fund at 800.828.2759 for instructions.

Limitations on the New Fund

The New Fund may restrict or limit certain transactions including but not limited to the following examples:

•	Redeem your account if its value falls below $500 due to redemptions you make, but not until after the New Fund gives you 60 days’ notice and the opportunity to reestablish your account balance;

•	Suspend sales or postpone payments when the NYSE is closed for any reason other than its usual weekend or holiday closings or when the SEC restricts trading;

•	Change the minimum required investment amounts;

•	Delay sending out sales proceeds for up to seven days. This usually applies to very large sales without notice, excessive trading, or during unusual market conditions;

•	Make a redemption-in-kind, a payment in portfolio securities instead of in cash;

•	Refuse a buy order for any reason, including your failure to submit a properly completed application;

•

Refuse an exchange request for any person or group if the New Fund determines that the request could adversely affect the Fund, for example, if the person or group has engaged in excessive trading. (See “Frequent Trading Policy”) This determination is at Manager’s discretion, based on a case-by-case analysis consistent with the Managers AMG Fund’s policies and procedures regarding frequent trading; and

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•	End or change the exchange privilege policy after giving 60 days’ advance notice to shareholders or impose fees in connection with exchanges or sales.

Frequent Trading Policy

The Board of Trustees of the Managers AMG Funds has adopted policies and procedures reasonably designed to prevent frequent trading in shares of the New Fund, commonly referred to as “market timing.” These activities may disrupt management of the New Fund’s portfolios, increase the New Fund’s expenses, and have a negative impact on the New Fund’s performance.

To help prevent frequent trading, Managers monitors the trading activities of New Fund accounts on a daily basis, including large accounts maintained directly with the New Fund’s transfer agent. If Managers determines that an account shows a pattern of excessive trading and/or excessive exchanging among the Managers family of funds, Managers reviews the account’s activities and may warn the account owner and/or restrict the account. Managers also notifies the Fund’s transfer agent of any restriction and periodically informs the Board of Trustees about the implementation of these frequent trading policies and procedures.

The New Fund may refuse a purchase order for any reason and will limit or refuse an exchange request if Managers believes that a shareholder is engaging in market timing activities that may harm the New Fund and its shareholders. Transactions accepted by a financial intermediary that violate the New Fund’s frequent trading policies are not considered to be acceptable by the New Fund, and the New Fund may reject them on the next business day after the financial intermediary has received them.

Although the New Fund uses reasonable efforts to prevent market timing activities in the New Fund, its efforts may not always succeed. For example, although the New Fund strives to apply these policies and procedures uniformly to all accounts, the New Fund receives certain purchase, exchange, and redemption orders through financial intermediaries that maintain omnibus accounts with the New Fund. Although the New Fund has attempted to put safeguards in place to ensure that financial intermediaries have implemented procedures designed to deter market timing, the New Fund’s ability to detect frequent trading activities by investors who hold shares through financial intermediaries will still be limited by the ability of the New Fund and such intermediaries to monitor for a pattern of excessive trading and/or excessive exchanging within an omnibus account.

Investor Services

Automatic Investments

You may arrange to make automatic deductions at regular intervals from a designated bank account.

Automatic Reinvestment Plan

This plan lets you conveniently reinvest your dividends and capital gain distributions in additional shares of the New Fund.

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Automatic Redemptions

With this feature, you can easily redeem a set amount each month from your account. You may make automatic monthly redemptions of $100 or more. Redemptions are normally completed on the 25th day of each month. If the 25th day falls on a weekend or holiday, the New Fund will complete the redemption on the next business day.

Retirement Plans

You may hold your shares in a traditional or Roth IRA, which are available to you at no additional cost. Call the New Fund at 800.828.2759 to get more information and an IRA kit.

Exchange Privileges

To enhance your investment flexibility, Managers allows you to exchange your shares of the New Fund for other funds managed by Managers that are not subject to a sales charge (load). Not all funds managed by Managers offer all classes of shares or are open to new investors.

•

The value of the shares exchanged must meet the minimum purchase requirement of the fund for which you are exchanging them. There is no fee associated with the exchange privilege; however, your exchange may result in tax consequences.

•	The exchange privilege is available only if both of the accounts involved in the transaction are registered in the same name with the same address and taxpayer identification number.

You can request your exchange in writing; by telephone (if elected on the application); by Internet; or through your investment adviser, bank, or investment professional. Normally, the New Fund will execute the entire exchange transaction in a single business day.

Be sure to read the Prospectus of any fund that you are considering for an exchange. When you purchase the fund’s shares by exchange, the same terms and conditions that apply to any new investment in that fund also apply to the exchange. The New Fund may discontinue, alter, or limit the exchange privileges at anytime.

Account Statements

The New Fund will send you quarterly and yearly statements with details about your account activity. The New Fund will also send you a Form 1099-DIV annually (unless your account is an IRA) that shows the tax breakdown of any dividends and distributions you received from the New Fund. In addition, you will receive a confirmation after each trade execution.

Dividends and Distributions

The New Fund normally declares and pays any income dividends and net capital gain distributions annually in December. Most investors have their dividends and distributions reinvested in additional shares, and the New Fund will do this automatically unless you request otherwise. You may also change your election anytime by giving the New Fund written notice at least 10 days before the scheduled payment date.

Changes to Accounts

The New Fund will mail correspondence and other materials to the address on file for you. Please notify the New Fund immediately of any changes to your address or to other information that might affect your account.

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PART B

STATEMENT OF ADDITIONAL INFORMATION

Skyline Special Equities Portfolio

A series of

Managers AMG Funds

800 Connecticut Avenue

Norwalk, Connecticut 06854

This Statement of Additional Information (“SAI”) is not a prospectus. It should be read in conjunction with the Proxy Statement/Prospectus dated __________________, 2007, relating to the proposed reorganization of Skyline Special Equities Portfolio, a series of Skyline Funds (the “Existing Fund”), into Skyline Special Equities Portfolio, a series of Managers AMG Funds (the “New Fund”). A copy of the Proxy Statement/Prospectus may be obtained without charge by contacting Skyline Funds (“Skyline Funds”) at 311 South Wacker Drive, Suite 4500, Chicago, IL 60606 or by telephoning Skyline Funds toll free at 1-800-828-2759.

The date of this Statement of Additional Information is _______________, 2007.

STATEMENT OF ADDITIONAL INFORMATION

INTRODUCTION

This Statement of Additional Information is intended to supplement the information provided in the Proxy Statement/Prospectus dated ____________ __, 2007 (the “Proxy Statement/Prospectus”) relating to the proposed reorganization of Skyline Special Equities Portfolio, a series of Skyline Funds (the “Existing Fund”) into Skyline Special Equities Portfolio, a series of Managers AMG Funds (the “New Fund”). The Proxy Statement/Prospectus has been sent to the shareholders of Skyline Funds (“Skyline Funds”) in connection with the solicitation of proxies to be voted at the Meeting of shareholders of Skyline Funds to be held on December 18, 2007.

EXHIBITS

The following documents are exhibits to this Statement of Additional Information:

Exhibit A:	Statement of Additional Information, dated May 1, 2007, of Skyline Funds (the “Existing Fund SAI”).

Exhibit B:	Annual Report, dated December 31, 2006, of Skyline Funds, which includes audited financial statements as of December 31, 2006 (the “Existing Fund Annual Report”).

Exhibit C:	Semi-Annual Report, dated June 30, 2007, of Skyline Funds, which includes unaudited financial statements for the six months ended June 30, 2007 (the “Existing Fund Semi-Annual Report”).

PRO FORMA FINANCIAL STATEMENTS

Pro forma financial statements are not included because the Existing Fund, a series of Skyline Funds, is being combined with the New Fund, a series of Managers AMG Funds, which is a newly created fund that does not have any assets or liabilities.

INCORPORATION BY REFERENCE

The following documents are incorporated by reference into this Statement of Additional Information:

The Existing Fund SAI (file no. 811-5022), filed with the Securities and Exchange Commission on April 27, 2007.

The Existing Fund Annual Report (file no. 811-5022), filed with the Securities and Exchange Commission on February 28, 2007.

The Existing Fund Semi-Annual Report (file no. 811-5022), filed with the Securities and Exchange Commission on August 23, 2007.

ADDITIONAL INFORMATION ABOUT THE EXISTING FUND

Existing Fund History

For additional information about the Existing Fund generally and its history, see “Skyline” in the Existing Fund SAI.

Description of the Existing Fund and Its Investments and Risks

For additional information about the investment objective, policies, risks and restrictions of the Existing Fund, see “Investment Policies”, “Investment Restrictions”, and “Disclosure of Portfolio Holdings” in the Existing Fund SAI.

Management of the Existing Fund

For additional information regarding the management of the Existing Fund, see “Management of Skyline”, “Investment Advisory Services”, “Proxy Voting”, and “Code of Ethics” in the Existing Fund SAI.

Control Persons and Principal Holders of Securities

For additional information regarding ownership of shares of the Existing Fund, see “Management of Skyline” and “Principal Shareholders” in the Existing Fund SAI.

Investment Advisory and Other Services

For additional information about investment advisory and other services with respect to the Existing Fund, see “Investment Advisory Services” and “Portfolio Managers” in the Existing Fund SAI.

Brokerage Allocation and Other Practices

For additional information regarding brokerage allocation practices of the Existing Fund, see “Portfolio Transactions and Brokerage” in the Existing Fund SAI.

Capital Stock and Other Securities

For additional information regarding voting rights and other aspects of shares of the Existing Fund, see “Shares” in the Existing Fund SAI.

Purchase, Redemption and Pricing of Shares

For additional information about share purchase, redemption and pricing of shares of the Existing Fund, see “Purchase and Redemption of Shares” and “Frequent Purchase and Redemption Arrangements” in the Existing Fund SAI.

Taxation of the Existing Fund

For additional information regarding tax matters with respect to the Existing Fund, see “Taxes” in the the Existing Fund SAI.

Distributor

For additional information about the distribution of shares of the Existing Fund, see “Portfolio Transactions and Brokerage” and “General Information” in the Existing Fund SAI.

Financial Statements of the Existing Fund

For additional information regarding the financial statements of the Existing Fund, see “Financial Statements” in the Existing Fund SAI and the Existing Fund Semi-Annual Report.

GENERAL INFORMATION

This Statement of Additional Information (“SAI”) relates only to the Skyline Special Equities Portfolio (the “New Fund”). The Fund is a series of shares of beneficial interest of Managers AMG Funds, a Massachusetts business trust (the “Trust”) and part of the Managers Family of Funds. The Trust was organized on June 18, 1999.

Certain arrangements described herein, including without limitation, investment management, subadvisory, and distribution arrangements, are not currently in effect for the New Fund, but are expected to become effective shortly prior to the consummation of the proposed reorganization described in the Proxy Statement/Prospectus.

This SAI describes the financial history, management and operation of the New Fund, as well as the New Fund’s investment objective and policies. It should be read in conjunction with the New Fund’s current Prospectus. The Trust’s executive office is located at 800 Connecticut Avenue, Norwalk, Connecticut 06854.

Managers Investment Group LLC (the “Investment Manager”), an independently managed subsidiary of Affiliated Managers Group, Inc. (“AMG”), serves as investment manager to the Fund and is responsible for the Fund’s overall administration. See “Management of the Fund.”

Investments in the Fund are not:

•	Deposits or obligations of any bank;

•	Guaranteed or endorsed by any bank; or

•	Federally insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other federal agency.

ADDITIONAL INVESTMENT POLICIES

The following is additional information regarding the investment policies used by the New Fund in an attempt to achieve its investment objective as stated in its Prospectus. The New Fund is a diversified, open-end management investment company.

Under normal circumstances, the New Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes in equity securities. The New Fund will provide shareholders with at least 60 days’ prior written notice of any change in this policy.

The New Fund is a small cap value investment. The New Fund emphasizes investments in companies that have below average valuations and above average earnings growth prospects. The New Fund also invests in stocks that are depressed due to current problems at the company, but for which the Investment Manager has an expectation that the company’s operations will improve. The New Fund emphasizes investments in companies whose outstanding shares have an aggregate market value of less than $2 billion at the time of purchase. The New Fund may retain securities that it already has purchased even if the company outgrows the New Fund’s capitalization limits.

Investment Techniques and Associated Risks

The following are descriptions of the types of securities that may be purchased by the New Fund. Also see “Diversification Requirements for the New Fund.” The information below does not describe every type of investment, technique or risk to which the New Fund may be exposed. The New Fund reserves the right, without notice, to make any investment, or use any investment technique, except to the extent that such activity would require a shareholder vote, as discussed below under “Fundamental Investment Restrictions.”

(1) Cash Equivalents. Cash equivalents include certificates of deposit, bankers acceptances, time deposits, commercial paper, short-term corporate debt securities and repurchase agreements.

Bankers Acceptances. Bankers acceptances are short-term credit instruments used to finance the import, export, transfer or storage of goods. These instruments become “accepted” when a bank guarantees their payment upon maturity. Eurodollar bankers acceptances are bankers acceptances denominated in U.S. Dollars and are “accepted” by foreign branches of major U.S. commercial banks.

Certificates of Deposit. Certificates of deposit are issued against money deposited into a bank (including eligible foreign branches of U.S. banks) or a savings and loan association (“S&L”) for a definite period of time. They earn a specified rate of return and are normally negotiable.

Commercial Paper. Commercial paper refers to promissory notes that represent an unsecured debt of a corporation or finance company. They have a maturity of less than nine months. Eurodollar commercial paper refers to promissory notes payable in U.S. dollars by European issuers.

Repurchase Agreements. The New Fund may invest up to 5% of its net assets in repurchase agreements. The New Fund has no present intention of investing in repurchase agreements in the coming year. In a repurchase agreement, the New Fund buys a security from a bank or a broker-dealer that has agreed to repurchase the same security at a mutually agreed upon date and price. The resale price normally is the purchase price plus a mutually agreed upon interest rate. This interest rate is effective for the period of time the New Fund is invested in the agreement and is not related to the coupon rate on the underlying security.

Repurchase agreements are subject to certain risks that may adversely affect the New Fund. If a seller defaults, the New Fund may incur a loss if the value of the collateral securing the repurchase agreement declines and may incur disposition costs in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to a seller of the security, the New Fund’s ability to dispose of the collateral may be delayed or limited.

Time Deposits. Time deposits in banks or S&Ls are generally similar to certificates of deposit, but are uncertificated.

(2) Common Stocks. Common stocks are securities that represent a unit of ownership in a corporation. The New Fund’s transactions in common stock represent “long” transactions where the New Fund owns the securities being sold, or will own the securities being purchased.

(3) Foreign Securities. The New Fund may invest in securities of non-U.S. issuers directly or in the form of American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”), or other securities representing underlying shares of foreign issuers. Positions in these securities are not necessarily denominated in the same currency as the common stocks into which they may be converted. ADRs are receipts typically issued by an American bank or trust company, trade in U.S. markets and evidence ownership of the underlying securities. EDRs are European receipts evidencing a similar arrangement. Generally, ADRs, in registered form, are designed for use in the U.S. securities markets and EDRs, in bearer form, are designed for use in European securities markets. GDRs are receipts that may trade in U.S. or non-U.S. markets. The New Fund does not expect to invest more than 20% of its net assets in foreign securities, including securities like ADRs, EDRs and GDRs, which represent underlying shares of foreign issuers.

Investment in securities of foreign entities and securities denominated in foreign currencies involves risks typically not present to the same degree in domestic investments. There may be less publicly available information about foreign issuers or securities than about U.S. issuers or securities, and foreign issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those of U.S. entities. With respect to unsponsored ADRs, these programs cover securities of companies that are not required to meet either the reporting or accounting standards of the United States. Many foreign financial markets, while generally growing in volume, continue to experience substantially less volume than domestic markets, and securities of many foreign companies are less liquid and their prices are more volatile than the securities of comparable U.S. companies. In addition, brokerage commissions, custodial services and other costs related to investment in foreign markets (particularly emerging markets) generally are more expensive than in the United States. Such foreign markets also may have longer settlement periods than markets in the United States as well as different settlement and clearance procedures. In certain markets, there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. The inability of the New Fund to make intended securities purchases due to settlement problems could cause the New Fund to miss attractive investment opportunities. Inability to dispose of a portfolio security caused by settlement problems could result either in losses to the New Fund due to subsequent declines in value of a portfolio security or, if the New Fund had entered into a contract to sell the security, could result in possible liability to the purchaser. Settlement procedures in certain emerging markets also carry with them a heightened risk of loss due to the failure of the broker or other service provider to deliver cash or securities.

The risks of foreign investing are of greater concern in the case of investments in emerging markets which may exhibit greater price volatility and risk of principal, have less liquidity and have settlement arrangements which are less efficient than in developed markets. Furthermore, the economies of emerging market countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, managed adjustments in relative currency values, and other protectionist measures imposed or negotiated by the countries with which they trade. These emerging market economies also have been and may continue to be adversely affected by economic conditions in the countries with which they trade.

The value of the New Fund’s portfolio securities computed in U.S. dollars will vary with increases and decreases in the exchange rate between the currencies in which the New Fund has invested and the U.S. dollar. A decline in the value of any particular currency against the U.S. dollar will cause a decline in the U.S. dollar value of the New Fund’s holdings of securities denominated in such currency and, therefore, will cause an overall decline in the New Fund’s net asset value and net investment income and capital gains, if any, to be distributed in U.S. dollars to shareholders by the New Fund.

The rate of exchange between the U.S. dollar and other currencies is influenced by many factors, including the supply and demand for particular currencies, central bank efforts to support particular currencies, the movement of interest rates, the price of oil, the pace of activity in the industrial countries, including the United States, and other economic and financial conditions affecting the world economy.

The New Fund may purchase securities that are issued by the government, a corporation, or a financial institution of one nation but denominated in the currency of another nation. To the extent that the New Fund invests in ADRs, the depositary bank generally pays cash dividends in U.S. dollars regardless of the currency in which such dividends originally are paid by the issuer of the underlying security.

Several of the countries in which the New Fund may invest restrict, to varying degrees, foreign investments in their securities markets. Governmental and private restrictions take a variety of forms, including (i) limitation on the amount of funds that may be invested into or repatriated from the country (including limitations on repatriation of investment income and capital gains), (ii) prohibitions or substantial restrictions on foreign investment in certain industries or market sectors, such as defense, energy and transportation, (iii) restrictions (whether contained in the charter of an individual company or mandated by the government) on the percentage of securities of a single issuer which may be owned by a foreign investor, (iv) limitations on the types of securities which a foreign investor may purchase and (v) restrictions on a foreign investor’s right to invest in companies whose securities are not publicly traded. In some circumstances, these restrictions may limit or preclude investment in certain countries. Therefore, the New Fund may invest in such countries through the purchase of shares of investment companies organized under the laws of such countries.

The New Fund’s interest and dividend income from foreign issuers may be subject to non-U.S. withholding taxes. The New Fund also may be subject to taxes on trading profits in some countries. In addition, many of the countries in the Pacific Basin have a transfer or stamp duties tax on certain securities transactions. The imposition of these taxes will increase the cost to the New Fund of investing in any country imposing such taxes. For United States federal income tax purposes, United States shareholders may be entitled to a credit or deduction to the extent of any foreign income taxes paid by the New Fund.

(4) Real Estate Investment Trusts (“REITs”). The New Fund may invest in REITs, which are pooled investment vehicles that invest primarily in income-producing real estate or real estate related loans or interest.

REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Like regulated investment companies such as the New Fund, REITs are not taxed on income distributed to shareholders provided that they comply with certain requirements under the Internal Revenue Code. The New Fund will indirectly bear its proportionate share of any expenses paid by REITs in which it invests in addition to the expenses paid by the New Fund.

Investing in REITs involves certain unique risks. Equity REITs may be affected by changes in the value of the underlying property owned by such REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified (except to the extent the Internal Revenue Code requires), and are subject to the risk of financing projects. During periods of declining interest rates, certain mortgage REITs may hold mortgages that the mortgagors elect to prepay, and such prepayment may diminish the yield on securities issued by such mortgage REITs. REITs are subject to heavy cash flow dependency, defaults by borrowers, self-liquidation, and the possibility of failing to qualify for the exemption from tax for distributed income under the Internal Revenue Code and failing to maintain their exemption from the Investment Company Act of 1940, as amended (the “1940 Act”). REITs, and mortgage REITs in particular, are also subject to interest rate risk.

The New Fund tries to avoid investing in REITs that hold residual interests in real estate mortgage investment conduits (“REMICs”) that qualify as “taxable mortgage pools,” or that otherwise expect to generate excess inclusion income, but the New Fund may not always be successful in doing so.

(5) Securities Lending. The New Fund may lend its portfolio securities in order to realize additional income. This lending is subject to the New Fund’s investment policies and restrictions. The New Fund may lend its investment securities so long as (i) the loan is secured by collateral having a value at all times not less than 100% of the securities loaned, (ii) such collateral is marked to market on a daily basis, (iii) the loan is subject to termination by the New Fund at any time, and (iv) the New Fund receives reasonable interest on the loan. When cash is received as collateral, the New Fund will invest the cash received in short-term instruments to earn additional income. The New Fund will bear the risk of any loss on any such investment. The New Fund may pay reasonable finders, administrative and custodial fees to persons that are unaffiliated with the New Fund for services in connection with loans of portfolio securities. In addition, voting rights may pass with the loaned portfolio securities, but if a material event occurs affecting an investment on loan, the loan will be recalled and the securities voted by the New Fund.

Diversification Requirements for the New Fund

The New Fund intends to meet the diversification requirements of the 1940 Act as currently in effect. Investments not subject to the diversification requirements could involve an increased risk to an investor should an issuer, or a state or its related entities, be unable to make interest or principal payments or should the market value of such securities decline.

Fundamental Investment Restrictions

The following investment restrictions have been adopted by the Trust with respect to the New Fund. Except as otherwise stated, these investment restrictions are “fundamental” policies. A “fundamental” policy is defined in the 1940 Act to mean that the restriction cannot be changed without the vote of a “majority of the outstanding voting securities” of the New Fund. A majority of the outstanding voting securities is defined in the 1940 Act as the lesser of (a) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (b) more than 50% of the outstanding voting securities.

The New Fund may not:

(1) Issue senior securities.

(2) Borrow money, except (i) in amounts not to exceed 33 1/3% of the value of the New Fund’s total assets (including the amount borrowed) taken at market value from banks or through reverse repurchase agreements or forward roll transactions, (ii) up to an additional 5% of its total assets for temporary purposes, (iii) in connection with short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities and (iv) the New Fund may purchase securities on margin to the extent permitted by applicable law.

(3) Underwrite the securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, the New Fund may be deemed to be an underwriter under the Securities Act of 1933, as amended (the “1933 Act”).

(4) Purchase or sell real estate, except that the New Fund may (i) acquire or lease office space for its own use, (ii) invest in securities of issuers that invest in real estate or interests therein, (iii) invest in securities that are secured by real estate or interests therein, (iv) purchase and sell mortgage-related securities and (v) hold and sell real estate acquired by the New Fund as a result of the ownership of securities.

(5) Purchase or sell commodities or commodity contracts, except the New Fund may purchase and sell options on securities, securities indices and currency, futures contracts on securities, securities indices and currency and options on such futures, forward foreign currency exchange contracts, forward commitments, securities index put or call warrants and repurchase agreements entered into in accordance with the New Fund’s investment policies.

(6) Make loans, except that the New Fund may (i) lend portfolio securities in accordance with the New Fund’s investment policies up to 33 1/3% of the New Fund’s total assets taken at market value, (ii) enter into repurchase agreements, (iii) purchase all or a portion of an issue of debt securities, bank loan participation interests, bank certificates of deposit, bankers’ acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities and (iv) lend portfolio securities and participate in an interfund lending program with other series of the Trust provided that no such loan may be made if, as a result, the aggregate of such loans would exceed 33 1/3% of the value of the New Fund’s total assets.

(7) With respect to 75% of its total assets, purchase securities of an issuer (other than the U.S. Government, its agencies, instrumentalities or authorities or repurchase agreements collateralized by U.S. Government securities and other investment companies), if: (a) such purchase would cause more than 5% of the New Fund’s total assets taken at market value to be invested in the securities of such issuer; or (b) such purchase would at the time result in more than 10% of the outstanding voting securities of such issuer being held by the New Fund.

(8) Invest more than 25% of its total assets in the securities of one or more issuers conducting their principal business activities in the same industry (excluding the U.S. Government or its agencies or instrumentalities).

If any percentage restriction described above for the New Fund is adhered to at the time of investment, a subsequent increase or decrease in the percentage resulting from a change in the value of the New Fund’s assets will not constitute a violation of the restriction.

For purposes of investment restriction (1) above, issuing senior securities shall not be considered to include (without limitation): borrowing money, making loans, the issuance of shares of beneficial interest in multiple classes or series, the deferral of Trustees’ fees, the purchase or sale of derivative instruments, such as options, futures contracts, options on futures contracts, forward commitments and swaps, and entering into repurchase agreements, reverse repurchase agreements, roll transactions and short sales, in accordance with the New Fund’s investment policies.

For purposes of investment restriction (2) above, borrowing shall not be considered to include (without limitation): investments in derivative instruments, such as options, futures contracts, options on futures contracts, forward commitments and swaps, short sales and roll transactions made in accordance with the New Fund’s investment policies.

Unless otherwise provided, for purposes of investment restriction (8) above, the term “industry” shall be defined by reference to the Global Industry Classification Standard put forth by Standard & Poor’s and Morgan Stanley Capital International.

Portfolio Turnover

Generally, the New Fund purchases securities for investment purposes and not for short-term trading profits. However, the New Fund may sell securities without regard to the length of time that the security is held in the portfolio if such sale is consistent with the New Fund’s investment objective.

Because of the New Fund’s flexibility of investment and emphasis on growth of capital, it may have greater portfolio turnover than that of a mutual fund that has a primary objective of income or maintenance of a balanced investment position. The turnover rate may vary greatly from year to year. A higher degree of portfolio activity may increase brokerage costs to the New Fund.

Disclosure of Portfolio Holdings

The Trust has adopted policies and procedures reasonably designed to prevent selective disclosure of the New Fund’s portfolio holdings to third parties, other than disclosures that are consistent with the best interests of New Fund shareholders. The New Fund will disclose its portfolio holdings on a monthly basis on the 10th business day of each month by posting this information on its website. The Chief Compliance Officer of the New Fund may designate an earlier or later date for public disclosure of the New Fund’s portfolio holdings. Other disclosures of portfolio holdings information will only be made following a determination by the Chief Compliance Officer of the New Fund that the disclosures are in the best interests of New Fund shareholders and are for a legitimate business purpose (such as to service providers or broker-dealers in connection with the performance of services for the New Fund), and that the recipient is subject to a duty of confidentiality and may not trade in securities on the basis of non-public information that may be included in these disclosures. The Chief Compliance Officer of the New Fund will monitor the use of the information disclosed by approved recipients and report to the Board of Trustees at least annually regarding these disclosures, and will identify and address any potential conflicts between the Investment Manager’s interests and those of New Fund shareholders in connection with these disclosures.

Other than as follows, the Trust does not have any arrangements with any person to make available information about the New Fund’s portfolio securities, and the Trust’s policies and procedures prohibit any person or entity from receiving compensation or consideration of any kind in this regard.

The New Fund may regularly provide non-public portfolio holdings information, including current portfolio holdings information, to the following third parties in the normal course of their performance of services to the New Fund: the Subadvisor; the independent registered public accounting firm (PricewaterhouseCoopers LLP); the Custodian (U.S. Bank, N.A.); financial printers (R.R. Donnelly, Morton Graphics, Merrill Corp.); counsel to the New Fund (Ropes & Gray LLP) or counsel to the New Fund’s independent trustees (Sullivan & Worcester LLP); regulatory authorities; and securities exchanges and other listing organizations. Disclosures of current portfolio holdings information will be made on a daily basis with respect to the Subadvisors and the Custodian. Disclosures of portfolio holdings information will be made to the New Fund’s independent registered public accounting firm and financial printers on a semi-annual basis in connection with the preparation of public filings, and from time to time in the course of New Fund operations. Disclosures of portfolio holdings information, including current portfolio holdings information, may be made to counsel to the New Fund or counsel to the New Fund’s independent trustees in connection with periodic meetings of the Board of Trustees and otherwise from time to time in connection with the New Fund’s operations. In addition, the New Fund may regularly provide non-public portfolio holdings information, including current portfolio holdings information, to the following data providers, fund ranking/rating services, and fair valuation services: Lipper, Morningstar, and FT Interactive.

The entities to which the New Fund voluntarily discloses portfolio holdings information are required, either by explicit agreement or by virtue of their respective duties to the New Fund, to maintain the confidentiality of the information disclosed. There can be no assurance that the Trust’s policies and procedures regarding selective disclosure of the New Fund’s portfolio holdings will protect the New Fund from potential misuse of that information by individuals or entities to which it is disclosed.

BOARD OF TRUSTEES AND OFFICERS OF THE TRUST

The Trustees and Officers of the Trust, their business addresses, principal occupations for the past five years and dates of birth are listed below. The Trustees provide broad supervision over the affairs of the Trust and the New Fund. The Trustees are experienced executives who meet periodically throughout the year to oversee the New Fund’s activities, review contractual arrangements with companies that provide services to the New Fund, and review the New Fund’s performance. Unless otherwise noted, the address of each Trustee or Officer is the address of the Trust: 800 Connecticut Avenue, Norwalk, Connecticut 06854.

There is no stated term of office for Trustees. Trustees serve until their resignation, retirement or removal in accordance with the Trust’s organizational documents and policies adopted by the Board from time to time. Officers hold office at the pleasure of the Trustees.

Independent Trustees

The Trustees shown in the table below are not “interested persons” of the Trust within the meaning of the 1940 Act:

NAME AND DATE OF BIRTH	POSITION(S) HELD WITH THE TRUST AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATIONS DURING PAST 5 YEARS	NUMBER OF FUNDS IN FUND COMPLEX * OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEE
Jack W. Aber DOB: 9/9/37	Trustee since 1999	Professor of Finance, Boston University School of Management (1972-Present)	32	Trustee of Appleton Growth Fund (1 portfolio); Trustee of Third Avenue Trust (4 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio)

William E. Chapman, II DOB: 9/23/41	Trustee since 1999; Independent Chairman	President and Owner, Longboat Retirement Planning Solutions (1998-Present); Hewitt Associates, LLC (part time) (provider of Retirement and Investment Education Seminars); Trustee of Bowdoin College (2002-Present)	32	Trustee of Third Avenue Trust (4 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio)

Edward J. Kaier DOB: 9/23/45	Trustee since 1999	Attorney at Law and Partner,Teeters Harvey Gilboy & Kaier, LLP (2007-Present); Attorney at Law and Partner, Hepburn Willcox Hamilton & Putnam, LLP (1977-2007)	32	Trustee of Third Avenue Trust (4 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio)

Steven J. Paggioli DOB: 4/3/50	Trustee since 2004	Consultant (2001-Present); Formerly Executive Vice President and Director, The Wadsworth Group (1986-2001); Executive Vice President, Secretary and Director, Investment Company Administration, LLC (1990-2001); Vice President, Secretary and Director, First Fund Distributors, Inc. (1991-2001)	32	Trustee, Professionally Managed Portfolios (22 portfolios); Advisory Board Member, Sustainable Growth Advisors, LP

Eric Rakowski DOB: 6/5/58	Trustee since 1999	Professor, University of California at Berkeley School of Law (1990-Present)	32	Trustee of Third Avenue Trust (4 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio)

Thomas R. Schneeweis DOB: 5/10/47	Trustee since 2004	Professor of Finance, University of Massachusetts (1977-Present); Director, CISDM at the University of Massachusetts, (1996-Present); President, Alternative Investment Analytics, LLC, (formerly Schneeweis Partners, LLC) (2001-Present); Partner, White Bear Partners, LLC (2007-Present); Partner, Schneeweis Capital Management, LLC (2007-Present); Partner, Schneeweis Associates, LLC (2007-Present); Partner, Northampton Capital Management, LLC (2004-Present); Partner, TRS Associates (2007-Present).	32	None

*	The Fund Complex consists of Managers AMG Funds, The Managers Funds, Managers Trust I and Managers Trust II.

Interested Trustee

The Trustee shown in the table below is an “interested person” of the Trust within the meaning of the 1940 Act. Mr. Nutt is an interested person of the Trust within the meaning of the 1940 Act by virtue of his position with, and interest in securities of, Affiliated Managers Group, Inc.

NAME AND DATE OF BIRTH	POSITION(S) HELD WITH THE TRUST AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATIONS DURING PAST 5 YEARS	NUMBER OF FUNDS IN FUND COMPLEX * OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEE
William J. Nutt DOB: 3/30/45	Trustee since 2005 President since 2007	Chairman and Founder of Affiliated Managers Group, Inc., (1993-Present); Chief Executive Officer of Affiliated Managers Group, Inc. (1993-2004); Director, Affiliated Managers Group, Inc. (1993-Present); President of Affiliated Managers Group, Inc. (1993-1999); President and Chief Operating Officer, The Boston Company (1989-1993); Senior Executive Vice President, The Boston Company (1982-1989)	32	None

*	The Fund Complex consists of Managers AMG Funds, The Managers Funds, Managers Trust I and Managers Trust II.

Officers

NAME AND DATE OF BIRTH	POSITION(S) HELD WITH THE TRUST AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATIONS DURING PAST 5 YEARS
Bruce M. Aronow DOB: 5/31/65	Chief Financial Officer since 2005	Managing Partner, Managers Investment Group LLC (2005-Present); Chief Financial Officer, Managers AMG Funds, The Managers Funds, Managers Trust I and Managers Trust II (2005-Present); Executive Vice President and Chief Financial Officer and Principal, Rorer Asset Management (1999-2004); Chief Operating Officer, Rorer Asset Management (2001-2004)

Donald S. Rumery DOB: 5/29/58	Treasurer since 1999	Senior Vice-President, Managers Investment Group LLC (2005-Present); Director, Finance and Planning, The Managers Funds LLC, (1994-2004); Treasurer and Chief Financial Officer, Managers Distributors, Inc. (2000-Present); Treasurer, Managers Trust I and Managers Trust II (2000-Present); Treasurer, The Managers Funds
(1995-Present); Treasurer, Managers AMG Funds (1999-Present); Secretary, Managers Trust I and Managers Trust II (2000-2004) and Secretary, The Managers Funds (1997-2004)

Christine C. Carsman DOB: 4/2/52	Secretary since 2004	Senior Vice President and Chief Regulatory Counsel, Affiliated Managers Group, Inc. (2004-Present); Secretary, Mangers AMG Funds, The Managers Funds, Managers Trust I and Managers Trust II (2004-Present); Senior Counsel, Vice President and Director of Operational Risk Management and Compliance, Wellington Management Company, LLP (1995-2004)

Trustee Share Ownership

	Dollar Range of Equity Securities in the New Fund Beneficially Owned as of December 31, 2006	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies* Beneficially Owned as of December 31, 2006
Independent Trustees:
Jack W. Aber	None	Over $100,000
William E. Chapman, II	None	Over $100,000
Edward J. Kaier	None	Over $100,000
Steve Paggioli	None	Over $100,000
Eric Rakowski	None	$50,001–$100,000
Thomas R. Schneeweis	None	Over $100,000
Interested Trustee:
William J. Nutt	None	None

*	The Family of Investment Companies consists of Managers AMG Funds, The Managers Funds, Managers Trust I and Managers Trust II.

Audit Committee

The Board of Trustees has an Audit Committee consisting of all of the Independent Trustees. Under the terms of its charter, the Audit Committee: (a) acts for the Trustees in overseeing the Trust’s financial reporting and auditing processes; (b) receives and reviews communications from the independent registered public accounting firm relating to its review of the New Fund’s financial statements; (c) reviews and assesses the performance and approves the compensation, retention or termination of the Trust’s independent registered public accounting firm; (d) meets periodically with the independent registered public accounting firm to review the annual audits of the series of the Trust, including the audit of the New Fund, and pre-approve the audit services provided by the independent registered public accounting firm; (e) considers and acts upon proposals for the independent registered public accounting firm to provide non-audit services to the Trust or the Investment Manager or its affiliates to the extent that such approval is required by applicable laws or regulations; (f) considers and reviews with the independent registered public accounting firm matters bearing upon its status as “independent” under applicable standards of independence established from time to time by the Securities and Exchange Commission (“SEC”) and other regulatory authorities; and (g) reviews and reports to the full Board with respect to any material accounting, tax, valuation or record-keeping issues that may affect the Trust, its financial statements or the amount of any dividend or distribution right, among other matters. The Audit Committee met two times during the most recent fiscal year.

Governance Committee

The Board of Trustees has a Governance Committee consisting of all of the Independent Trustees. Under the terms of its charter, the Governance Committee is empowered to perform a variety of functions on behalf of the Board of Trustees, including responsibility to make recommendations with respect to the following matters: (i) the nomination and selection of all individuals to be appointed or elected as Independent Trustees; (ii) the selection of an Independent Trustee to serve as the chairperson of the Trust; (iii) the compensation to be paid to Independent Trustees; (iv) the manner in which the Board of Trustees or the Independent Trustees will conduct self-evaluations; (v) the approval of advisory, subadvisory, distribution and other agreements with affiliated service providers; (vi) the approval of Rule 12b-1 plans, shareholder servicing plans and related agreements; and (vii) other matters that are appropriate for consideration by the Independent Trustees (and not otherwise the responsibility of the Audit Committee). It is the policy of the Governance Committee to consider nominees recommended by shareholders. Shareholders who would like to recommend nominees to the Governance Committee should submit the candidate’s name and background information in a sufficiently timely manner (and in any event, no later than the date specified for receipt of shareholder proposals in any applicable proxy statement of the New Fund) and should address their recommendations to the attention of the Governance Committee, c/o the Secretary of the New Fund, 800 Connecticut Avenue, Norwalk, Connecticut 06854. The Governance Committee met five times during the most recent fiscal year.

Trustees’ Compensation

Name of Trustee	Aggregate Compensation from the New Fund (a)	Total Compensation from the New Fund Complex Paid to Trustees (b)
Independent Trustees:
Jack W. Aber	$4,383	$73,500
William E. Chapman, II(c)	$4,830	$81,000
Edward J. Kaier(d)	$4,443	$74,500
Steven J. Paggioli	$4,383	$73,500
Eric Rakowski	$4,383	$73,500
Thomas R. Schneeweis	$4,383	$73,500
Interested Trustee:
William J. Nutt	None	None

(a)	The New Fund is expected to commence operations by December 31, 2007 and its current fiscal year ends on December 31, 2007. Because the New Fund is new, compensation is estimated for the fiscal year ended December 31, 2008. The New Fund does not provide any pension or retirement benefits for the Trustees.

(b)	Total compensation includes compensation paid during the fiscal year ending December 31, 2006 for services as Trustees of the Trust, The Managers Funds, Managers Trust I and Managers Trust II.

(c)	Mr. Chapman receives an additional $10,000 annually for being the Independent Chairman.

(d)	Mr. Kaier receives an additional $2,000 annually for serving as Audit Committee Chairman.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

Control Persons

No entity or person “controlled” (within the meaning of the 1940 Act) the New Fund, as the New Fund has not commenced operations. An entity or person that “controls” the New Fund could have effective voting control over the New Fund.

Principal Holders

No persons or entities owned of record more than 5% of the outstanding shares of the New Fund, as the New Fund has not commenced operations.

Management Ownership

As of [        ], 2007, all management personnel (i.e., Trustees and Officers) as a group owned beneficially less than 1% of the outstanding shares of the New Fund.

MANAGEMENT OF THE NEW FUND

Investment Manager and Subadvisor

The Trustees provide broad supervision over the operations and affairs of the Trust and the New Fund. The Investment Manager serves as investment manager to the New Fund. The Investment Manager’s principal address is 800 Connecticut Avenue, Norwalk, Connecticut 06854. The Investment Manager is an independently managed subsidiary of AMG, and a subsidiary of AMG serves as the Managing Member of the Investment Manager. AMG is located at 600 Hale Street, Prides Crossing, Massachusetts 01965. Managers Distributors, Inc. (“MDI”), a wholly-owned subsidiary of the Investment Manager, serves as distributor of the New Fund.

The Investment Manager has entered into an advisory agreement with the Skyline Asset Management, L.P. (the “Subadvisor” or “Skyline”) known as a “Subadvisory Agreement.” AMG indirectly owns a majority interest in Skyline. As of June 30, 2007, Skyline’s assets under management totaled approximately $1.4 billion. Skyline’s address is 311 South Wacker Drive, Suite 4500, Chicago, Illinois 60606. The SEC has given the Trust an exemptive order permitting them to hire new unaffiliated Subadvisors without prior shareholder approval, but subject to notification within 90 days of the hiring of such a Subadvisor. The Investment Manager serves as administrator of the New Fund and carries out the daily administration of the Trust and the New Fund. The Investment Manager and its corporate predecessors have over 20 years of experience in evaluating Subadvisors for individuals and institutional investors.

The Subadvisor has discretion, subject to oversight by the Trustees and the Investment Manager, to purchase and sell portfolio assets, consistent with the New Fund’s investment objectives, policies and restrictions. Generally, the services which the Subadvisor provides to the New Fund are limited to asset management and related recordkeeping services.

The Subadvisor or an affiliated broker-dealer may execute portfolio transactions for the New Fund and receive brokerage commissions, or markups, in connection with the transaction as permitted by Sections 17(a) and 17(e) of the 1940 Act, and the terms of any exemptive order issued by the SEC. The Board of Trustees has approved procedures in conformity with Rule 10f-3 under the 1940 Act whereby the New Fund may purchase securities that are offered in underwritings in which an affiliate of the New Fund’s Subadvisor participates. For underwritings where a Subadvisor affiliate participates as a principal underwriter, certain restrictions may apply that could, among other things, limit the amount of securities that the New Fund could purchase in the underwritings.

The Subadvisor may also serve as a discretionary or non-discretionary investment advisor to management or advisory or other accounts which are unrelated in any manner to the Investment Manager or its affiliates.

Investment Management and Subadvisory Agreements

The Investment Manager serves as investment manager to the New Fund pursuant to an Investment Management Agreement (the “Management Agreement”). The Management Agreement permits the Investment Manager to from time to time engage one or more Subadvisors to assist in the performance of its services. Pursuant to the Management Agreement, the Investment Manager has entered into a Subadvisory Agreement with Skyline with respect to the New Fund (the “Subadvisory Agreement”).

The Management Agreement and the Subadvisory Agreement provide for an initial term of two years and thereafter shall continue in effect from year to year so long as such continuation is specifically approved at least annually (i) by either the Trustees of the Trust or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the New Fund, and (ii) in either event by the vote of a majority of the Trustees of the Trust who are not parties to the agreements or “interested persons” (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such continuance. The Management Agreement and the Subadvisory Agreement may be terminated, without penalty, by the Board of Trustees, by vote of a majority of the outstanding voting securities (as defined in the 1940 Act), by the Investment Manager or (in the case of the Subadvisory Agreement) by the Subadvisor on not more than 60 days’ written notice to the other party and to the New Fund. The Management Agreement and the Subadvisory Agreement terminate automatically in the event of assignment, as defined under the 1940 Act and regulations thereunder.

The Management Agreement provides that the Investment Manager is specifically responsible for:

•

developing and furnishing continuously an investment program and strategy for the New Fund in compliance with the New Fund’s investment objective and policies as set forth in the Trust’s current Registration Statement;

•	providing research and analysis relative to the investment program and investments of the New Fund;

•

determining (subject to the overall supervision and review of the Board of Trustees of the Trust) what investments shall be purchased, held, sold or exchanged by the New Fund and what portion, if any, of the assets of the New Fund shall be held in cash or cash equivalents;

•	making changes on behalf of the Trust in the investments of the New Fund;

•	providing financial, accounting and statistical information required for registration statements and reports with the SEC; and

•

providing the Trust with the office space, facilities and personnel necessary to manage and administer the operations and business of the Trust, including compliance with state and federal securities and tax laws, shareholder communications and recordkeeping.

Under the Subadvisory Agreement, the Subadvisor manages all of the New Fund’s portfolio, including the determination of the purchase, retention, or sale of securities, cash, and other investments for the New Fund in accordance with the New Fund’s investment objectives, policies, and investment restrictions. The Subadvisor provides these services subject to the general supervision of the Investment Manager and the Trustees. The provision of investment advisory services by the Subadvisor to the New Fund will not be exclusive under the terms of the Subadvisory Agreement, and the Subadvisor will be free to and expect to render investment advisory services to others.

The New Fund pays all expenses not borne by the Investment Manager or Subadvisor including, but not limited to, the charges and expenses of the New Fund’s custodian and transfer agent, independent auditors and legal counsel for the New Fund and the Trust’s independent Trustees, 12b-1 fees, if any, all brokerage commissions and transfer taxes in connection with portfolio transactions, all taxes and filing fees, the fees and expenses for registration or qualification of its shares under federal and state securities laws, all expenses of shareholders’ and Trustees’ meetings and of preparing, printing and mailing reports to shareholders and the compensation of Trustees who are not directors, officers or employees of the Investment Manager, Subadvisor or their affiliates, other than affiliated registered investment companies. The Investment Manager compensates all executive and clerical personnel and Trustees of the Trust if such persons are employees of the Investment Manager or its affiliates.

The Subadvisory Agreement requires the Subadvisor to provide fair and equitable treatment to the New Fund in the selection of portfolio investments and the allocation of investment opportunities. However, it does not obligate the Subadvisor to acquire for the New Fund a position in any investment which any of the Subadvisor’s other clients may acquire. The New Fund shall have no first refusal, co-investment or other rights in respect of any such investment, either for the New Fund or otherwise.

Although the Subadvisor makes investment decisions for the New Fund independent of those for its other clients, it is likely that similar investment decisions will be made from time to time. When the New Fund and another client of a Subadvisor are simultaneously engaged in the purchase or sale of the same security, the transactions are, to the extent feasible and practicable, averaged as to price and the amount is allocated between the New Fund and the other client(s) pursuant to a formula considered equitable by the Subadvisor. In specific cases, this system could have an adverse effect on the price or volume of the security to be purchased or sold by the New Fund. However, the Trustees believe, over time, that coordination and the ability to participate in volume transactions should benefit the New Fund.

The Management Agreement provides that, in the absence of willful misfeasance, bad faith, negligence, or reckless disregard of its obligations or duties, the Investment Manager is not subject to liability to the New Fund or any New Fund shareholder for any act or omission in the course of, or connected with, the matters to which the Management Agreement relates. The Subadvisory Agreement provides that the Subadvisor shall not be subject to any liability for any act or omission, error of judgment, or mistake of law or for any loss suffered by the Investment Manager or the Trust in connection with the Subadvisory Agreement, except by reason of the Subadvisor’s willful misfeasance, bad faith, or gross negligence in the performance of its duties, or by reason of the Subadvisor’s reckless disregard of its obligations and duties under the Subadvisory Agreement.

The Trust has obtained from the SEC an exemptive order which permits the Investment Manager, subject to certain conditions, to enter into Subadvisory Agreements with unaffiliated Subadvisors approved by the Trustees but without the requirement of shareholder approval. Under the terms of this exemptive order, the Investment Manager is able, subject to the approval of the Trustees but without shareholder approval, to employ new unaffiliated Subadvisors for new or existing Funds, change the terms of a particular Subadvisory Agreement or continue the employment of existing Subadvisors after events that under the 1940 Act and the Subadvisory Agreement would be an automatic termination of the Subadvisory Agreement. Although shareholder approval will not be required for the termination of such Subadvisory Agreements, shareholders of a Fund will continue to have the right to terminate such Subadvisory Agreements for the New Fund at any time by a vote of a majority of the outstanding voting securities of the New Fund.

Compensation of Investment Manager and Subadvisor

As compensation for the investment management services rendered and related expenses under the Management Agreement, the New Fund has agreed to pay the Investment Manager an investment management fee equal to 0.90% of the average daily net assets of the New Fund, which is computed daily and may be paid monthly. As compensation for the investment management services rendered and related expenses under the Subadvisory Agreement, the Investment Manager has agreed to pay the Subadvisor a fee (net of all mutually agreed upon fee waivers and reimbursements required by applicable law) for managing the portfolio, which is also computed daily and paid monthly. The fee paid to the Subadvisor is paid out of the fee the Investment Manager receives from the New Fund and does not increase the New Fund’s expenses.

Fee Waivers and Expense Limitations

From time to time, the Investment Manager may agree to waive all or a portion of the fee it would otherwise be entitled to receive from the New Fund and/or reimburse certain New Fund expenses above a specified maximum amount. The Investment Manager may waive all or a portion of its fee and/or reimburse New Fund expenses for a number of reasons, such as passing on to the New Fund and its shareholders the benefit of reduced portfolio management fees resulting from a voluntary waiver by the Subadvisor of all or a portion of the fees it would otherwise be entitled to receive from the Investment Manager with respect to the New Fund. The Investment Manager may also waive all or a portion of its fees from the New Fund and/or reimburse New Fund expenses for other reasons, such as attempting to make the New Fund’s performance more competitive as compared to similar funds. The effect of the fee waivers and expense reimbursements in effect at the date of this SAI on New Fund expenses is reflected under the heading “Fees and Expenses of the New Fund” located in the front of the New Fund’s Prospectus. Voluntary fee waivers/expense limitations by the Investment Manager or by the Subadvisor may be terminated or reduced in amount at any time and solely in the discretion of the Investment Manager or Subadvisor. Contractual fee waivers/expense limitations can only be terminated at the end of a term.

Portfolio Managers of the New Fund (information as of June 30, 2007)

William F. Fiedler, Michael Maloney, and Mark N. Odegard have day-to-day portfolio management responsibility of the New Fund.

Other Accounts Managed by the Portfolio Managers

Portfolio Manager: William F. Fiedler
Type of Account	Number Of Accounts Managed	Total Assets Managed ($millions)	Number of Accounts Managed For Which Advisory Fee is Performance Based	Assets Managed For Which Advisory Fee is Performance Based ($millions)
Registered Investment Companies	2	$1,080.88	0	0
Other Pooled Investment Vehicles	1	$7.75	0	0
Other Accounts (SMAs and Personal Accounts)	16	$327.02	0	0

Portfolio Manager: Michael Maloney
Type of Account	Number Of Accounts Managed	Total Assets Managed ($millions)	Number of Accounts Managed For Which Advisory Fee is Performance Based	Assets Managed For Which Advisory Fee is Performance Based ($millions)
Registered Investment Companies	2	$1,080.88	0	0
Other Pooled Investment Vehicles	1	$7.75	0	0
Other Accounts (SMAs and Personal Accounts)	16	$327.02	0	0

Portfolio Manager: Mark N. Odegard
Type of Account	Number Of Accounts Managed	Total Assets Managed ($millions)	Number of Accounts Managed For Which Advisory Fee is Performance Based	Assets Managed For Which Advisory Fee is Performance Based ($millions)
Registered Investment Companies	2	$1,080.88	0	0
Other Pooled Investment Vehicles	1	$7.75	0	0
Other Accounts (SMAs and Personal Accounts)	16	$327.02	0	0

Potential Conflicts of Interest

The side-by-side management of both the New Fund and other accounts by the portfolio managers listed above may raise potential conflicts of interest for Skyline. A conflict may exist if the portfolio managers identify a limited investment opportunity that may be appropriate for more than one account, but the New Fund is not able to take full advantage of that opportunity due to the need to allocate the opportunity among multiple accounts. Skyline utilizes certain guidelines and procedures, discussed below, to mitigate the potential of conflicts negatively affecting the New Fund or its other accounts.

The overriding principle to be followed in applying Skyline’s allocation guidelines is to be fair and reasonable to all clients based upon client investment objectives and policies and to avoid even the appearance of favoritism or discrimination among clients. Skyline has adopted a policy of pro rata allocation per client account based upon order size as determined by the portfolio manager at the time of order entry because Skyline believes that, in most instances, a pro rata allocation will assure fairness over time. Under certain circumstances, allocation on a basis other than strictly pro rata or based on order size is permitted if Skyline believes that such allocation is fair and reasonable.

In the event that Skyline’s access to an investment opportunity is limited (such as in the case of an equity initial public offering (“IPO”)), Skyline seeks to allocate such investment opportunities in an equitable manner among accounts for which such securities are an appropriate investment, including, where appropriate, proprietary and affiliated accounts. Generally, such allocation shall be made pro rata among accounts based upon the relative size of the accounts for which the security has been determined to be an appropriate investment.

In the case of purchases, no preference is given to clients who may already own the security in question versus clients who do not currently own the security. In the event of unobtainable order size for purchases, including participation in IPOs, and for equities, allocations will generally be made pro rata based upon the appropriate equity asset sizes of accounts.

Portfolio Manager Compensation

The portfolio managers responsible for managing the New Fund are all limited partners of Skyline. As limited partners, their compensation comes from a combination of salary, a share of Skyline’s revenue based on their individual ownership position in Skyline, and a share of Skyline’s profits based on their individual contribution to the success of the New Fund and Skyline. Total compensation is influenced by Skyline’s overall profitability, which is directly related to fees generated by Skyline’s assets under management.

Each portfolio manager’s salary and share of profits of Skyline are determined by Skyline’s executive committee taking into account many factors, including the portfolio manager’s contribution to the success of the New Fund and Skyline, successful stock selection and favorable sector weightings. Contributions in other sectors of the New Fund and other areas of Skyline, such as trading, client service and marketing, also are considered. There is no set formula for a portfolio manager’s salary and share of profits of Skyline, and an effort is made to consider a portfolio manager’s long-term pre-tax performance, not just performance during the current year.

The portfolio managers are provided benefits packages comparable to those received by other employees of Skyline and that include life insurance, health insurance and participation in Skyline’s 401(k) plan.

Portfolio Manager Ownership of the New Fund

The Portfolio Managers do not own any shares of the New Fund as the New Fund has not commenced operations.

Proxy Voting Policies and Procedures

Proxies for the New Fund’s portfolio securities are voted in accordance with Skyline’s proxy voting policies and procedures, which are set forth in Appendix A to this SAI, except that for a proxy with respect to shares of an unaffiliated money market fund used as a cash management vehicle (a “Cash Sweep Fund”), the Investment Manager typically votes the proxy as recommended by the Cash Sweep Fund’s directors.

Because the New Fund is new, there is no information available for how the New Fund voted proxies relating to its portfolio securities during the past twelve months. Information regarding how Skyline voted proxies relating to portfolio securities of the Existing Fund, the predecessor of the New Fund, during the most recent twelve-month period ended June 30 is available: (i) without charge, by calling (800) 548-4539; and (ii) on the SEC’s website at http://www.sec.gov.

Code of Ethics

The Trust, the Investment Manager, MDI and the Subadvisor have adopted codes of ethics under Rule 17j-1 of the 1940 Act. These codes of ethics, which generally permit personnel subject to the codes to invest in securities, including securities that may be purchased or held by the New Fund, contain procedures that are designed to avoid the conflicts of interest that may be presented by personal securities investing.

Administration Agreement; Distribution Arrangements

Under an Administration and Shareholder Servicing Agreement (the “Fund Administration Agreement”) between the Trust and the Investment Manager, the Investment Manager also serves as Administrator (the “Fund Administrator”) of the New Fund and is responsible for certain aspects of managing the New Fund’s operations, including administration and shareholder servicing. For these services, the New Fund will pay the Fund Administrator 0.25% of its average daily net assets per annum. The Fund Administration Agreement generally may be terminated by the Fund Administrator upon at least 120 days’ prior written notice to the Trust, and by the Trust upon at least 30 days’ prior written notice to the Fund Administrator. Because the New Fund has not yet commenced operations, there have been no payments by the New Fund to the Fund Administrator pursuant to the Fund Administration Agreement.

Under a Distribution Agreement between the Trust and MDI, MDI serves as the principal underwriter for the New Fund. Shares of the New Fund will be continuously offered and will be sold by brokers, dealers or other financial intermediaries who have executed selling agreements with MDI or services agreements with the Investment Manager. MDI bears all the expenses of providing services pursuant to the Distribution Agreement, including the payment of the expenses relating to the distribution of Prospectuses for sales purposes and any advertising or sales literature. The Distribution Agreement continues in effect for two years from initial approval and for successive one-year periods thereafter, provided that each such continuance is specifically approved (i) by the vote of a majority of the Trustees of the Trust or by the vote of a majority of the outstanding voting securities of a Fund and (ii) by a majority of the Trustees who are not “interested persons” of the Trust (as that term is defined in the 1940 Act). MDI is not obligated to sell any specific amount of shares of any Fund. MDI is a registered broker-dealer and member of the Financial Industry Regulatory Authority (“FINRA”).

The Distribution Agreement between the Trust and MDI may be terminated by either party under certain specified circumstances and will automatically terminate on assignment in the same manner as the Investment Management Agreement. The Distribution Agreement may be continued annually so long as such continuation is specifically approved at least annually by either the Trustees of the Trust or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Trust cast in person at a meeting called for the purpose of voting on such approval.

Certain programs may provide, subject to certain conditions, additional compensation to brokers, dealers, or financial intermediaries based on a combination of aggregate shares sold and increases of assets under management. MDI or its affiliates out of their own assets will make all of the above payments. These programs will not change the price an investor will pay for shares or the amount that a Fund will receive from such sales.

MDI’s principal address is 800 Connecticut Avenue, Norwalk, Connecticut 06854.

Custodian

The U.S. Bank, N.A. (the “Custodian”),1555 North River Center Drive, Suite 302, Milwaukee, Wisconsin 53212, currently serves as the Custodian for the New Fund. Beginning in the first quarter of 2008, the New Fund’s Custodian is expected to be The Bank of New York (2 Hanson Place, Brooklyn, New York 10286).

The Custodian is responsible for holding all cash assets and all portfolio securities of the New Fund, releasing and delivering such securities as directed by the New Fund, maintaining bank accounts in the name of the New Fund, receiving for deposit into such accounts payments for shares of the New Fund, collecting income and other payments due the New Fund with respect to portfolio securities and paying out monies of the New Fund.

The Custodian is authorized to deposit securities in securities depositories or to use the services of sub-custodians, including foreign sub-custodians, to the extent permitted by and subject to the regulations of the SEC.

Transfer Agent

U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201, will initially serve as the transfer agent (the “Transfer Agent”) for the New Fund. Beginning in the first quarter of 2008, the New Fund’s Transfer Agent is expected to be PFPC, Inc. (P.O. Box 9769, Providence, Rhode Island 02940-9769).

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP, Two Commerce Square, 2001 Market Street, Suite 1700, Philadelphia PA 19103, is the independent registered public accounting firm for the New Fund. PricewaterhouseCoopers LLP conducts an annual audit of the financial statements of the New Fund, assists in the preparation and/or review of the New Fund’s federal and state income tax returns and may provide other audit, tax and related services.

BROKERAGE ALLOCATION AND OTHER PRACTICES

The Subadvisory Agreement provides that the Subadvisor place all orders for the purchase and sale of securities held in the New Fund’s portfolio. In executing portfolio transactions and selecting brokers or dealers, it is the policy and principal objective of the Subadvisor to seek best price and execution. It is expected that securities will ordinarily be purchased in the primary markets. The Subadvisor shall consider all factors that it deems relevant when assessing best price and execution for the New Fund, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer and the reasonableness of the commission, if any (for the specific transaction and on a continuing basis).

In addition, when selecting brokers to execute transactions and in evaluating the best available net price and execution, the Subadvisor is authorized by the Trustees to consider the “brokerage and research services” (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended), provided by the broker. The Subadvisor is also authorized to cause the New Fund to pay a commission to a broker who provides such brokerage and research services for executing a portfolio transaction which is in excess of the amount of commission another broker would have charged for effecting that transaction. The Subadvisor must determine in good faith, however, that such commission was reasonable in relation to the value of the brokerage and research services provided viewed in terms of that particular transaction or in terms of all the accounts over which the Subadvisor exercises investment discretion. Brokerage and research services received from such brokers will be in addition to, and not in lieu of, the services required to be performed by the Subadvisor. The New Fund may purchase and sell portfolio securities through brokers who provide the Subadvisor with research services.

The Trustees will periodically review the total amount of commissions paid by the New Fund to determine if the commissions paid over representative periods of time were reasonable in relation to commissions being charged by other brokers and the benefits to the New Fund of using particular brokers or dealers. It is possible that certain of the services received by the Subadvisor attributable to a particular transaction will primarily benefit one or more other accounts for which investment discretion is exercised by the Subadvisor.

The fees of the Subadvisor are not reduced by reason of its receipt of such brokerage and research services. Generally, the Subadvisor does not provide any services to the New Fund except portfolio investment management and related record-keeping services.

Brokerage Recapture Arrangements

The Trust may enter into arrangements with various brokers pursuant to which a portion of the commissions paid by the New Fund may be directed by the New Fund to pay expenses of the New Fund. Consistent with its policy and principal objective of seeking best price and execution, the Subadvisor may consider these brokerage recapture arrangements in selecting brokers to execute transactions for the New Fund. There is no specific amount of brokerage that is required to be placed through such brokers. In all cases, brokerage recapture arrangements relate solely to expenses of the New Fund and not to expenses of the Investment Manager or the Subadvisor.

PURCHASE, REDEMPTION AND PRICING OF SHARES

Purchasing Shares

Investors may open accounts with the New Fund through their financial planners or investment professionals, or through the Trust in circumstances as described in the current Prospectus. Shares may also be purchased through bank trust departments on behalf of their clients and tax-exempt employee welfare, pension and profit-sharing plans. The Trust reserves the right to determine which customers and which purchase orders the Trust will accept.

Certain investors may purchase or sell New Fund shares through broker-dealers or through other processing organizations that may impose transaction fees or other charges in connection with this service. Shares purchased in this way may be treated as a single account for purposes of the minimum initial investment. The New Fund may from time to time make payments to such broker-dealers or processing organizations for certain record-keeping services. Certain processing organizations and others may receive compensation from the Investment Manager out of its legitimate profits in exchange for selling shares or for recordkeeping or other shareholder related services.

Purchase orders received by the Trust by 4:00 p.m. New York Time, at the address listed in the current Prospectus on any Business Day will receive the net asset value computed that day. Purchase orders received after 4:00 p.m. from certain processing organizations which have entered into contractual arrangements with the Investment Manager will also receive that day’s offering price, provided the orders the processing organization transmits to the Investment Manager were received in proper form by the processing organization before 4:00 p.m. The broker-dealer, omnibus processor or investment professional is responsible for promptly transmitting orders to the Trust. Orders transmitted to the Trust at the address indicated in the Prospectus will be promptly forwarded to the Transfer Agent.

Federal funds or bank wires used to pay for purchase orders must be in U.S. dollars and received in advance, except for certain processing organizations which have entered into contractual arrangements with the Trust. Purchases made by check are effected when the check is received, but are accepted subject to collection at full face value in U.S. funds and must be drawn in U.S. dollars on a U.S. bank.

To ensure that checks are collected by the Trust, if shares purchased by check are sold before the check has cleared, the redemption proceeds will not be processed until the check has cleared. This may take up to 15 calendar days unless arrangements are made with the Investment Manager. However, during this 15 calendar day period, such shareholder may exchange such shares into any series of Managers AMG Funds, The Managers Funds, Managers Trust I or Managers Trust II, subject to applicable restrictions such as minimum investment amounts. The 15 calendar day holding period for redemptions would still apply to shares received through such exchanges.

If the check accompanying any purchase order does not clear, or if there are insufficient funds in your bank account, the transaction will be canceled and you will be responsible for any loss the Trust incurs. For current shareholders, the Trust can redeem shares from any identically registered account in the Trust as reimbursement for any loss incurred. The Trust has the right to prohibit or restrict all future purchases in the Trust in the event of any nonpayment for shares. The New Fund and MDI reserve the right to reject any order for the purchase of shares in whole or in part. The Trust reserves the right to cancel any purchase order for which payment has not been received by the third business day following placement of the order.

In the interest of economy and convenience, share certificates will not be issued. All share purchases are confirmed to the record holder and credited to such holder’s account on the Trust’s books maintained by the Transfer Agent.

Redeeming Shares

Any redemption orders received in proper form by the Trust before 4:00 p.m. New York Time on any Business Day will receive the net asset value determined at the close of regular business of the New York Stock Exchange (“NYSE”) on that day. Redemption orders received after 4:00 p.m. from certain processing organizations which have entered into contractual arrangements with the New Fund will also be redeemed at the net asset value computed that day, provided the orders the processing organization transmits to the New Fund were received in proper form by the processing organization before 4:00 p.m.

Redemption orders received after 4:00 p.m. New York Time will be redeemed at the net asset value determined at the close of trading on the next Business Day. Redemption orders transmitted to the Trust at the address indicated in the current Prospectus will be promptly forwarded to the Transfer Agent. If you are trading through a broker-dealer or investment advisor, such investment professional is responsible for promptly transmitting orders. The New Fund will deduct a redemption fee (the “Redemption Fee”) of 2% from the proceeds of any redemption (including a redemption by exchange) of shares if the redemption occurs within 30 days of the purchase of those shares. For the purpose of determining whether a redemption is subject to the Redemption Fee, redemptions of New Fund shares are conducted in a first in/first out (“FIFO”) basis such that shares with the longest holding period will be redeemed first and shares with the shortest holding period will be redeemed last. The Trust reserves the right to redeem shareholder accounts (after 60 days’ notice) when the value of the New Fund shares in the account falls below $500 due to redemptions. Whether the Trust will exercise the right to redeem shareholder accounts will be determined by the Investment Manager on a case-by-case basis.

If the Trust determines that it would be detrimental to the best interest of the remaining shareholders of the New Fund to make payment wholly or partly in cash, payment of the redemption price may be made in whole or in part by a distribution in kind of securities from the New Fund, in lieu of cash, in conformity with applicable law. If shares are redeemed in kind, the redeeming shareholder might incur transaction costs in converting the assets to cash. The method of valuing portfolio securities is described under “Net Asset Value,” and such valuation will be made as of the same time the redemption price is determined.

Investors should be aware that redemptions from the New Fund may not be processed if a redemption request is not submitted in proper form. To be in proper form, the request must include the shareholder’s taxpayer identification number, account number, New Fund number and signatures of all account holders. All redemptions will be mailed to the address of record on the shareholder’s account. In addition, if shares purchased by check are sold before the check has cleared, the redemption proceeds will not be sent to the shareholder until the check has cleared. This may take up to 15 calendar days unless arrangements are made with the Investment Manager. The Trust reserves the right to suspend the right of redemption and to postpone the date of payment upon redemption beyond seven days as follows: (i) during periods when the NYSE is closed for other than weekends and holidays or when trading on the NYSE is restricted as determined by the SEC by rule or regulation, (ii) during periods in which an emergency, as determined by the SEC, exists that causes disposal by the New Fund of, or evaluation of the net asset value of, portfolio securities to be unreasonable or impracticable, or (iii) for such other periods as the SEC may permit.

Exchange of Shares

An investor may exchange shares of the New Fund for shares of other funds managed by the Investment Manager that are not subject to a sales charge (load). Not all funds managed by the Investment Manager offer all classes of shares or are open to new investors. Since an exchange is the sale of shares of the New Fund and the purchase of shares of the fund exchanged into, the usual purchase and redemption procedures, requirements and restrictions apply to each exchange. Investors may exchange only into accounts that are registered in the same name with the same address and taxpayer identification number. In addition, an investor who intends to continue to maintain an account in the New Fund may make an exchange out of the New Fund only if following the exchange the investor would continue to meet the New Fund’s minimum investment amount. Settlement on the purchase of shares of another fund will occur when the proceeds from redemption become available. Shareholders are subject to federal income tax and may recognize capital gains or losses on the exchange for federal income tax purposes. The Trust reserves the right to discontinue, alter or limit the exchange privilege at any time. Holding your shares through a financial intermediary, such as a broker, may affect your ability to use the exchange privilege or other investor services.

Net Asset Value

The New Fund computes its net asset value once daily on Monday through Friday on each day on which the NYSE is open for trading, at the close of business of the NYSE, usually 4:00 p.m. New York Time. The net asset value will not be computed on the day the following legal holidays are observed: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The New Fund may close for purchases and redemptions at such other times as may be determined by the Board of Trustees to the extent permitted by applicable law. The time at which orders are accepted and shares are redeemed may be changed in case of an emergency or if the NYSE closes at a time other than 4:00 p.m. New York Time.

The net asset value per share of the New Fund is equal to the value of the New Fund’s assets minus liabilities divided by the shares outstanding. New Fund securities listed on an exchange are valued at the last quoted sale price on the exchange where such securities are principally traded on the valuation date, prior to the close of trading on the NYSE or, lacking any sales, at the last quoted bid price on such principal exchange prior to the close of trading on the NYSE. Over-the-counter securities are valued at the Nasdaq Official Closing Price if one is available. Otherwise, over-the-counter securities are generally valued on the basis of the last quoted sale price or, lacking any sales, on the basis of the last quoted bid price. Securities and other instruments for which market quotations are not readily available are valued at fair value, as determined in good faith and pursuant to procedures established by the Trustees.

Frequent Purchase and Redemption Arrangements

The Trust does not have any arrangements with any person to permit frequent purchases and redemptions of New Fund shares, and no compensation or other consideration is received by the New Fund, the Investment Manager or any other party in this regard.

Dividends and Distributions

The New Fund declares and pays dividends and distributions as described in the Prospectus.

If a shareholder has elected to receive dividends and/or their distributions in cash and the postal or other delivery service is unable to deliver the checks to the shareholder’s address of record, the dividends and/or distribution will automatically be converted to having the dividends and/or distributions reinvested in additional shares. No interest will accrue on amounts represented by uncashed dividend or redemption checks.

CERTAIN FEDERAL INCOME TAX MATTERS

The following summary of certain federal income tax considerations is intended for general informational purposes only. This discussion is not tax advice. This discussion does not address all aspects of taxation that may be relevant to particular shareholders in light of their own investment or tax circumstances, or to particular types of shareholders (including insurance companies, financial institutions or brokerage dealers, foreign corporations, and persons who are not citizens or residents of the United States) subject to special treatment under the federal income tax laws. This summary is based on the Internal Revenue Code of 1986, as amended (the “Code”), the regulations thereunder, published rulings and court decisions, all as currently in effect. These laws are subject to change, possibly on a retroactive basis.

EACH SHAREHOLDER IS ADVISED TO CONSULT HIS OR HER OWN TAX ADVISOR WITH RESPECT TO THE SPECIFIC TAX CONSEQUENCES OF AN INVESTMENT IN THE NEW FUND, INCLUDING THE EFFECT AND APPLICABILITY OF FEDERAL, STATE, LOCAL, FOREIGN, AND OTHER TAX LAWS AND THE POSSIBLE EFFECTS OF CHANGES IN FEDERAL OR OTHER TAX LAWS. THIS DISCUSSION IS NOT INTENDED AS A SUBSTITUTE FOR CAREFUL TAX PLANNING.

Federal Income Taxation of the New Fund—in General

The New Fund intends to elect to be treated and qualify each year as a regulated investment company under Subchapter M of the Code. In order to qualify for the special tax treatment accorded regulated investment companies and their shareholders, the New Fund must, among other things:

(a)	derive at least 90% of its gross income for each taxable year from (i) dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies and (ii) net income derived from interests in “qualified publicly traded partnerships” (as defined below);

(b)	diversify its holdings so that, at the end of each quarter of the New Fund’s taxable year, (i) at least 50% of the market value of the New Fund’s total assets is represented by cash and cash items, U.S. Government securities, securities of other regulated investment companies, and other securities limited in respect of any one issuer to a value not greater than 5% of the value of the New Fund’s total assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the New Fund’s total assets is invested (x) in the securities (other than those of the U.S. Government or other regulated investment companies) of any one issuer or of two or more issuers which the New Fund controls and which are engaged in the same, similar, or related trades or businesses, or (y) in the securities of one or more qualified publicly traded partnerships (as defined below); and

(c)	distribute with respect to each taxable year at least 90% of the sum of its investment company taxable income (as that term is defined in the Code without regard to the deduction for dividends paid—generally taxable ordinary income and the excess, if any, of net short-term capital gains over net long-term capital losses) and net tax-exempt interest income, for such year.

In general, for purposes of the 90% gross income requirement described in paragraph (a) above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized by the regulated investment company. However, 100% of the net income derived from an interest in a “qualified publicly traded partnership” (defined as a partnership (x) interests in which are traded on an established securities market or readily tradable on a secondary market or the substantial equivalent thereof and (y) that derives less than 90% of its income from the qualifying income described in paragraph (a)(i) above will be treated as qualifying income. In addition, although in general the passive loss rules of the Code do not apply to regulated investment companies, such rules do apply to a regulated investment company with respect to items attributable to an interest in a qualified publicly traded partnership. Finally, for purposes of paragraph (b) above, the term “outstanding voting securities of such issuer” will include the equity securities of a qualified publicly traded partnership and in the case of the New Fund’s investments (if any) in loan participations, the New Fund will treat both the financial intermediary and the borrower as the issuer.

If the New Fund qualifies as a regulated investment company that is accorded special tax treatment, the New Fund will not be subject to federal income tax on income distributed in a timely manner to its shareholders in the form of dividends (including Capital Gain Dividends, as defined below).

If the New Fund were to fail to qualify as a regulated investment company accorded special tax treatment in any taxable year, such New Fund would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as ordinary income. Some portions of such distributions may be eligible for the dividends received deduction in the case of corporate shareholders. In addition, the New Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a regulated investment company that is accorded special tax treatment.

The New Fund intends to distribute at least annually to its shareholders all or substantially all of its investment company taxable income (computed without regard to the dividends-paid deduction) and may distribute its net capital gain. The New Fund may also retain for investment its net capital gain. If the New Fund does retain any investment company taxable income, it will be subject to tax at regular corporate rates on the amount retained. If the New Fund retains any net capital gain, it will be subject to tax at regular corporate rates on the amount retained, but may designate the retained amount as undistributed capital gains in a notice to its shareholders who (i) will be required to include in income for federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the tax paid by the New Fund on such undistributed amount against their federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities. For federal income tax purposes, the tax basis of shares owned by a shareholder of the New Fund will be increased by an amount equal under current law to the difference between the amount of undistributed capital gains included in the shareholder’s gross income and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence.

If the New Fund qualifies as a regulated investment company, the New Fund will be liable for a nondeductible 4% excise tax on amounts not distributed on a timely basis in accordance with a calendar year distribution requirement. To avoid the tax, during each calendar year the New Fund must distribute an amount equal to at least 98% of the sum of its ordinary income (excluding tax-exempt interest income and not taking into account any capital gains or losses) for the calendar year, and its net capital gain net income for the 12-month period ending on October 31, in addition to any undistributed portion of the respective balances from the prior year. For that purpose, any income or gain retained by the New Fund that is subject to corporate tax will be considered to have been distributed by year-end. The New Fund intends to make sufficient distributions to avoid this 4% excise tax.

Federal Income Taxation of Shareholders

For federal income tax purposes, distributions of investment income are generally taxable as ordinary income. Taxes on distributions of capital gains are determined by how long the New Fund owned or is considered to have owned the investments that generated them, rather than how long a shareholder may have owned shares in the New Fund. Distributions of net capital gains from the sale of investments that the New Fund owns or is considered to have owned for more than one year and that are properly designated by the New Fund as capital gain dividends (that is, Capital Gain Dividends, as defined above) will be taxable to shareholders as long-term capital gains. Distributions of gains from the sale of investments that the New Fund owns or is considered to have owned for one year or less will be taxable to shareholders as ordinary income.

The ultimate tax characterization of the New Fund’s distributions made in a taxable year cannot finally be determined until after the end of that taxable year. As a result, there is a possibility that the New Fund may make total distributions during a taxable year in an amount that exceeds the net investment income and net capital gains the New Fund realizes that year, in which case the excess generally will be treated as a return of capital, which will be tax-free to the holders of the Shares, up to the amount of the shareholder’s tax basis in the applicable Shares, with any amounts exceeding such basis treated as gain from the sale of such Shares.

For taxable years beginning before January 1, 2011, “qualified dividend income” received by an individual will be taxed at the rates applicable to long-term capital gain. In order for some portion of the dividends received by the New Fund shareholder to be qualified dividend income, the New Fund must meet holding period and other requirements with respect to some portion of the dividend-paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to the New Fund’s shares. A dividend will not be treated as qualified dividend income (at either the Fund or shareholder level) (i) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date), (ii) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (iii) if the recipient elects to have the dividend income treated as investment interest, or (iv) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation readily tradable on an established securities market in the United States) or (b) treated as a passive foreign investment company. To the extent that the New Fund makes a distribution of income received by the New Fund in lieu of dividends (a “substitute payment”) with respect to securities on loan pursuant to a securities lending transaction, such income will not constitute qualified dividend income and thus will not be eligible for taxation at the rates applicable to long-term capital gain.

These provisions apply whether the dividends and distributions are received in cash or reinvested in additional shares. Any loss realized upon the redemption of shares within 6 months from the date of their purchase will be treated as a long-term capital loss to the extent of any distribution of net long-term capital gains during such 6-month period. Losses incurred on the sale of shares of the New Fund may be required to be deferred in the event the shareholder acquired other New Fund shares within 30 days prior to the sale of the loss shares or 30 days after such sale.

A portion of the dividends paid by the New Fund to shareholders that are corporations may be eligible for the 70% dividends-received deduction.

Distributions by the New Fund can result in a reduction in the fair market value of the New Fund’s shares. Should a distribution reduce the fair market value below a shareholder’s cost basis, such distribution nevertheless may be taxable to the shareholder as ordinary income or capital gain, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implications of buying shares just prior to a taxable distribution. The price of shares purchased at that time includes the amount of any forthcoming distribution. Those investors purchasing shares just prior to a taxable distribution will then receive a return of investment upon distribution which will nevertheless be taxable to the shareholder as ordinary income or capital gain, even though, from an investment standpoint, it may constitute a partial return of capital.

Sales, Exchange or Redemption of Shares

The sale, exchange or redemption of shares of the New Fund may give rise to a gain or loss. In general, any gain or loss realized upon a taxable disposition of shares will be treated as long-term capital gain or loss if the shares have been held for more than 12 months. Otherwise, the gain or loss on the taxable disposition of shares will be treated as short-term capital gain or loss. However, any loss realized upon a taxable disposition of shares held for six months or less will be treated as long-term, rather than short-term, to the extent of any long-term capital gain distributions received (or deemed received) by the shareholder with respect to those shares. All or a portion of any loss realized upon a taxable disposition of shares will be disallowed if other substantially identical shares of the New Fund are purchased within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

Taxation of the New Fund’s Investments

Certain Investments in REITs. Investments in REIT equity securities may require the New Fund to accrue and to distribute income not yet received. To generate sufficient cash to make the requisite distributions, the New Fund may be required to sell securities in its portfolio (including when it is not advantageous to do so) that it otherwise would have continued to hold. The New Fund’s investments in REIT equity securities may at other times result in the New Fund’s receipt of cash in excess of the REIT’s earnings; if the New Fund distributes such amounts, such distribution could constitute a return of capital to New Fund shareholders for federal income tax purposes. Dividends received by the New Fund from a REIT generally will not constitute qualified dividend income.

Tax Implications of Certain Investments

Certain of the New Fund’s investments will create taxable income in excess of the cash they generate. In such cases, the New Fund may be required to sell assets (including when it is not advantageous to do so) to generate the cash necessary to distribute to its shareholders all of its income and gains and therefore to eliminate any tax liability at the Fund level. The character of the New Fund’s taxable income will, in many cases, be determined on the basis of reports made to the New Fund by the issuers of the securities in which they invest.

Foreign Taxes

Foreign withholding or other foreign taxes with respect to income (possibly including, in some cases, capital gain) on certain foreign securities may occur. These taxes may be reduced or eliminated under the terms of an applicable US income tax treaty. As it is not expected that more than 50% of the value of the New Funds’ total assets will consist of securities issued by foreign corporations, the New Fund will not be eligible to pass through to shareholders its proportionate share of any foreign taxes paid, with the result that shareholders will not be able to include in income, and will not be entitled to take any credits or deductions for such foreign taxes. Consequently, the New Fund’s yield on those securities will be decreased.

Backup Withholding

The New Fund generally is required to withhold and remit to the U.S. Treasury a percentage of the taxable distributions and redemption proceeds paid to any individual shareholder who fails to properly furnish the New Fund with a correct taxpayer identification number, who has under-reported dividend or interest income, or who fails to certify to the New Fund that he or she is not subject to such withholding. The backup withholding rules may also apply to distributions that are properly designated as exempt-interest dividends. The backup withholding tax rate is 28% for amounts paid through 2010. This rate will expire and the backup withholding rate will be 31% for amounts paid after December 31, 2010, unless Congress enacts tax legislation providing otherwise.

Tax-Exempt Investors

If a shareholder that is a benefit plan investor (e.g., an individual retirement account, pension plan, 401(k) plan, or Keogh plan) or charitable organization (collectively, “Tax-Exempt Investors”) incurs debt to finance the acquisition of its shares, a portion of the income received by the Tax-Exempt Investor with respect to its shares would constitute unrelated business taxable income (“UBTI”). In that case, the UBTI portion of the Tax-Exempt Investor’s income from its investment in the New Fund for the year generally would equal the total income from its investment in the New Fund recognized by the Tax-Exempt Investor in that year multiplied by the ratio of the Tax-Exempt Investor’s average acquisition debt balance to the average tax basis of its shares for the year.

State and Local Taxes

The New Fund may also be subject to state and/or local taxes in jurisdictions in which the New Fund is deemed to be doing business. In addition, the treatment of the New Fund and its shareholders in those states which have income tax laws might differ from treatment under the federal income tax laws. Shareholders should consult with their own tax advisors concerning the foregoing state and local tax consequences of investing in the New Fund.

Other Taxation

The New Fund is a series of a Massachusetts business trust. Under current law, neither the Trust nor the New Fund is liable for any income or franchise tax in the Commonwealth of Massachusetts, provided that the New Fund continues to qualify as a regulated investment company under Subchapter M of the Code.

SHAREHOLDERS SHOULD CONSULT THEIR TAX ADVISORS ABOUT THE APPLICATION OF THE PROVISIONS OF FEDERAL, STATE, LOCAL AND FOREIGN TAX LAWS TO AN INVESTMENT IN THE NEW FUND IN LIGHT OF THEIR PARTICULAR TAX SITUATIONS.

OTHER INFORMATION

Massachusetts Business Trust

The New Fund is a series of a “Massachusetts business trust.” A copy of the Declaration of Trust for the Trust (the “Declaration of Trust”) is on file in the office of the Secretary of the Commonwealth of Massachusetts. The Declaration of Trust and the By-Laws of the Trust are designed to make the Trust similar in most respects to a Massachusetts business corporation. The principal distinction between the two forms concerns shareholder liability and is described below.

Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust. This is not the case for a Massachusetts business corporation. However, the Declaration of Trust of the Trust provides that the shareholders shall not be subject to any personal liability for the acts or obligations of the New Fund and that every written agreement, obligation, instrument or undertaking made on behalf of the New Fund shall contain a provision to the effect that the shareholders are not personally liable thereunder.

No personal liability will attach to the shareholders under any undertaking containing such provision when adequate notice of such provision is given, except possibly in a few jurisdictions. With respect to all types of claims in the latter jurisdictions, (i) tort claims, (ii) contract claims where the provision referred to is omitted from the undertaking, (iii) claims for taxes, and (iv) certain statutory liabilities in other jurisdictions, a shareholder may be held personally liable to the extent that claims are not satisfied by the New Fund. However, upon payment of such liability, the shareholder will be entitled to reimbursement from the general assets of the New Fund. The Trustees of the Trust intend to conduct the operations of the Trust in a way as to avoid, as far as possible, ultimate liability of the shareholders of the New Fund.

The Declaration of Trust further provides that the name of the Trust refers to the Trustees collectively as Trustees, not as individuals or personally, that no Trustee, officer, employee, agent or shareholder of the New Fund is liable to any third persons in connection with the affairs of the New Fund, except if the liability arises from his or its own bad faith, willful misfeasance, gross negligence or reckless disregard of his or its duties to such third persons. It also provides that all third persons shall look solely to the property of the New Fund for any satisfaction of claims arising in connection with the affairs of the New Fund. With the exceptions stated, the Trust’s Declaration of Trust provides that a Trustee, officer, employee or agent is entitled to be indemnified against all liability in connection with the affairs of the New Fund.

The Trust shall continue without limitation of time subject to the provisions in the Declaration of Trust concerning termination by action of the shareholders or by action of the Trustees upon notice to the shareholders.

Description of Shares

The Trust is an open-end management investment company organized as a Massachusetts business trust in which the New Fund represents a separate series of shares of beneficial interest. See “Massachusetts Business Trust” above. The Trustees may classify or reclassify any series of the Trust into one or more classes.

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares ($0.001 par value) of one or more series and to divide or combine the shares of any series, if applicable, without changing the proportionate beneficial interest of each shareholder in the New Fund or assets of another series, if applicable. Each share of the New Fund represents an equal proportional interest in the New Fund with each other share. Upon liquidation of the New Fund, shareholders are entitled to share pro rata in the net assets of the New Fund available for distribution to such shareholders. See “Massachusetts Business Trust” above. Shares of the New Fund have no preemptive or conversion rights and are fully paid and non-assessable. The rights of redemption and exchange are described in the Prospectus and in this SAI.

The shareholders of the Trust are entitled to one vote for each dollar of net asset value (or a proportionate fractional vote in respect of a fractional dollar amount), on matters on which shares of the New Fund shall be entitled to vote. Each class will vote separately on matters affecting only that class or as otherwise required by law. Subject to the 1940 Act, the Trustees themselves have the power to alter the number and the terms of office of the Trustees, to lengthen their own terms, or to make their terms of unlimited duration subject to certain removal procedures, and appoint their own successors, provided however, that immediately after such appointment the requisite majority of the Trustees have been elected by the shareholders of the Trust. The voting rights of shareholders are not cumulative so that holders of more than 50% of the shares voting can, if they choose, elect all Trustees being selected while the shareholders of the remaining shares would be unable to elect any Trustees. It is the intention of the Trust not to hold meetings of shareholders annually. The Trustees may call meetings of shareholders for action by shareholder vote as may be required by either the 1940 Act or by the Declaration of Trust of the Trust.

Shareholders of the Trust have the right, upon the declaration in writing or vote of more than two-thirds of its outstanding shares, to remove a Trustee from office. The Trustees will call a meeting of shareholders to vote on removal of a Trustee upon the written request of the record holders of 10% of the shares of the Trust. In addition, whenever ten or more shareholders of record who have been shareholders of record for at least six months prior to the date of the application, and who hold in the aggregate either shares of the New Fund having a net asset value of at least $25,000 or at least 1% of the Trust’s outstanding shares, whichever is less, shall apply to the Trustees in writing, stating that they wish to communicate with other shareholders with a view to obtaining signatures to request a meeting for the purpose of voting upon the question of removal of any of the Trustees and accompanied by a form of communication and request which they wish to transmit, the Trustees shall within five business days after receipt of such application either: (1) afford to such applicants access to a list of the names and addresses of all shareholders as recorded on the books of the Trust; or (2) inform such applicants as to the approximate number of shareholders of record, and the approximate cost of mailing to them the proposed shareholder communication and form of request. If the Trustees elect to follow the latter, the Trustees, upon the written request of such applicants accompanied by a tender of the material to be mailed and the reasonable expenses of mailing, shall, with reasonable promptness, mail such material to all shareholders of record at their addresses as recorded on the books, unless within five business days after such tender the Trustees shall mail to such applicants and file with the SEC, together with a copy of the material to be mailed, a written statement signed by at least a majority of the Trustees to the effect that in their opinion either such material contains untrue statements of fact or omits to state facts necessary to make the statements contained therein not misleading, or would be in violation of applicable law, and specifying the basis of such opinion. After opportunity for hearing upon the objections specified in the written statements filed, the SEC may, and if demanded by the Trustees or by such applicants shall, enter an order either sustaining one or more objections or refusing to sustain any of such objections, or if, after the entry of an order sustaining one or more objections, the SEC shall find, after notice and opportunity for a hearing, that all objections so sustained have been met, and shall enter an order so declaring, the Trustees shall mail copies of such material to all shareholders with reasonable promptness after the entry of such order and the renewal of such tender.

The Trustees have authorized the issuance and sale to the public of shares of several series of the Trust. The Trustees may authorize the issuance of additional series of the Trust. The proceeds from the issuance of any additional series would be invested in separate, independently managed portfolios with distinct investment objectives, policies and restrictions, and share purchase, redemption and net asset value procedures. All consideration received by the Trust for shares of any additional series, and all assets in which such consideration is invested, would belong to that series, subject only to the rights of creditors of the Trust and would be subject to the liabilities related thereto. Shareholders of any additional series will approve the adoption of any management contract, distribution agreement and any changes in the investment policies of such additional series, to the extent required by the 1940 Act.

Additional Information

This SAI and the Prospectus do not contain all of the information included in the Trust’s Registration Statement filed with the SEC under the 1933 Act. Pursuant to the rules and regulations of the SEC, certain portions have been omitted. The Registration Statements, including the Exhibits filed therewith, may be examined at the office of the SEC in Washington D.C.

Statements contained in this SAI and the Prospectus concerning the contents of any contract or other document are not necessarily complete, and in each instance, reference is made to the copy of such contract or other document filed as an Exhibit to the applicable Registration Statement. Each such statement is qualified in all respects by such reference.

No dealer, salesman or any other person has been authorized to give any information or to make any representations, other than those contained in the Prospectus or this SAI, in connection with the offer of shares of the New Fund and, if given or made, such other representations or information must not be relied upon as having been authorized by the Trust, the New Fund or MDI. The Prospectus and this SAI do not constitute an offer to sell or solicit an offer to buy any of the securities offered thereby in any jurisdiction to any person to whom it is unlawful for the New Fund or MDI to make such offer in such jurisdictions.

FINANCIAL STATEMENTS

Financial statements are not available because the New Fund had not commenced operations as of [            ], 2007.

APPENDIX A

SKYLINE ASSET MANAGEMENT, L.P.

2007 PROXY VOTING POLICY - OVERVIEW

For those accounts for which Skyline Asset Management, L.P. (Skyline) has explicit or implicit authority to vote proxies, Skyline:

1)	applies its proxy voting policy consistently;

2)	documents the reasons for voting; and

3)	maintains records of voting activities for clients and regulating authorities;

4)	monitors voting activity for potential conflicts of interest.

Institutional Shareholder Services

In order to facilitate this proxy voting process, Skyline has retained Institutional Shareholder Services (ISS) to assist the firm with in-depth proxy research, vote execution, and the recordkeeping necessary for tracking proxy voting for the appropriate client account. ISS specializes in providing a variety of fiduciary-level services related to proxy voting.

Voting Policy

An accepted industry standard for the sound handling of proxy voting has been delineated by the U.S. Department of Labor.

The Employee Retirement Income Security Act, or ERISA, sets forth the tenets under which corporate pension fund assets must be managed and invested. ERISA provided that assets managed on behalf of corporate pension plans’ beneficiaries must be invested “…solely in the best interest of the beneficiaries….” Another requirement is that such assets be managed with “care, skill, prudence and diligence….” Interpretations of ERISA are developed by the US Department of Labor. The duties thus created — of loyalty and prudence — apply to the management of all plan assets, including proxy voting.

Although ERISA technically governs only the assets of corporate and Taft-Hartley pension plans and certain other retirement accounts, Skyline thinks that in the case of proxy voting the duties of loyalty and prudence as defined within ERISA are excellent guidance. We therefore adhere to an ERISA standard for voting the proxies attached to all equities in separately managed accounts, including funds from endowments, foundations, and public plans, as well as for non-ERISA accounts such as mutual funds for which Skyline serves as investment advisor or sub-advisor.

The duty of prudence requires that decisions be made based on financial criteria when present. The duty of loyalty requires that decisions reflect the best interest of the beneficiaries or protect the rights of beneficiaries as shareholders. Thus, in making a proxy voting decision, two overriding considerations should be assessed: first, the economic impact of the proposal; and second, the best interest impact of a proposal if it were to pass or not pass, as the case may be.

The Department of Labor has made it clear that a voting policy must be in place for recurring issues and that non-routine issues be addressed by consistent criteria. It has also been made clear that company-specific analysis must be performed and that automatic voting procedures, specifically the “rubber stamping” of the wishes of management, are not appropriate or acceptable. This position was reinforced by the SEC in its releases proposing and adopting Rule 206(4)-6 under the Investment Advisers Act of 1940.

Therefore, all votes will be reviewed on a case-by-case basis and no issues will be considered routine. Each issue will be considered in the context of the company under review. In other words, proxy voting guidelines are just that — guidelines. When company-specific factors are overlaid, every proxy voting decision becomes a case-by-case decision.

Keeping in mind the concept that no issue is considered “routine,” outlined below are general voting parameters on various types of issues when there are no company-specific reasons for voting to the contrary.

1.	Auditors

Vote CASE-BY-CASE on shareholder proposals on auditor rotation, taking into account these factors:

•	Tenure of the audit firm

•	Establishment and disclosure of a renewal process whereby the auditor is regularly evaluated for both audit quality and competitive price

•	Length of the rotation period advocated in the proposal

•	Significant audit-related issues

Ratifying Auditors

Vote FOR proposals to ratify auditors, unless any of the following apply:

•	An auditor has a financial interest in or association with the company, and is therefore not independent.

•	Fees for non-audit services are excessive, or

•	There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company’s financial position.

2.	Board of Directors

Voting on Director Nominees in Uncontested Elections

Vote CASE-BY-CASE on director nominees, examining, but not limited to, the following factors:

•	Composition of the board and key board committees;

•	Attendance at board and committee meetings;

•	Corporate governance provisions and takeover activity;

•	Disclosures under Section 404 of Sarbanes-Oxley Act;

•	Long-term company performance relative to a market and peer index;

•	Extent of the director’s investment in the company;

•	Existence of related party transactions;

•	Whether the chairman is also serving as CEO;

•	Whether a retired CEO sits on the board;

•	Number of outside boards at which a director serves.

WITHHOLD from individual directors who:

•	Attend less than 75 percent of the board and committee meetings without a valid excuse (such as illness, service to the nation, work on behalf of the company);

•	Sit on more than six public company boards;

•	Are CEOs of public companies who sit on the boards of more than two public companies besides their own— withhold only at their outside boards.

•	The board failed to vote other than FOR a shareholder proposal that received approval by a majority of the shares outstanding at the last annual or special meeting;

•	The board failed to vote other than FOR a shareholder proposal that was approved by a majority of the votes cast for two consecutive years.

•	Failure to establish a formal nominating committee.

WITHHOLD from the entire board of directors, (excepting new nominees, who should be considered on a CASE-BY-CASE basis) if:

•	The company’s poison pill has a dead-hand or modified dead-hand feature. Withhold every year until this feature is removed;

•

The board adopts or renews a poison pill without shareholder approval since the beginning of 2005, does not commit to putting it to shareholder vote within 12 months of adoption or reneges on a commitment to put the pill to a vote and has not yet been withheld from for this issue;

Director Term Limits

Vote on a CASE-BY-CASE basis, taking into account the average director tenure on a board especially when it exceeds 15 years for the entire board.

Corporate Governance Issue

WITHHOLD from the members of the Audit Committee if:

•

A material weakness identified in the Section 404 Sarbanes-Oxley Act disclosures rises to a level of serious concern; there are chronic internal control issues and an absence of established effective control mechanisms.

Classification/Declassification of the Board

Vote AGAINST proposals to classify the board.

Vote FOR proposals to repeal classified boards and to elect all directors annually.

Independent Chairman (Separate Chairman/CEO)

Vote FOR shareholder proposals asking that the chairman and CEO positions be separated (independent chairman), unless the company has a strong countervailing governance structure, including a lead director, two-thirds independent board, all independent key committees, and established governance guidelines.

Majority of Independent Directors/Establishment of Committees

Vote FOR shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the proposed threshold by ISS’s definition of independence.

Vote FOR shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard.

Open Access (Shareholder Resolution)

Vote CASE-BY-CASE basis, taking into account the ownership threshold proposed in the resolution and the proponent’s rationale.

Stock Ownership Requirements

Generally vote AGAINST shareholder proposals that mandate a minimum amount of stock that directors must own in order to qualify as a director or to remain on the board. While ISS favors stock ownership on the part of directors, the company should determine the appropriate ownership requirement.

Adjourn Meeting

Generally vote AGAINST proposals to provide management with the authority to adjourn an annual or special meeting absent compelling reasons to support the proposal.

Amend Bylaws without Shareholder Consent

Vote AGAINST proposals giving the board exclusive authority to amend the bylaws.

Vote FOR proposals giving the board the ability to amend the bylaws in addition to shareholders.

Amend Minor Bylaws

Vote FOR bylaw or charter changes that are of a housekeeping nature (updates or corrections).

Transact Other Business

Vote AGAINST proposals to approve other business when it appears as a voting item.

Age Limits

Vote AGAINST shareholder or management proposals to limit the tenure of outside directors either through term limits or mandatory retirement ages.

POOR PAY PRACTICES

ISS believes that executive pay programs should be fair, reasonable and appropriate, and that pay for performance should be a central tenet in executive compensation philosophy.

Executive compensation disclosure will be more extensive under the updated SEC disclosure rules. Going forward, companies will be required to disclose all forms of executive pay, including: perks valued at $10,000 and above; deferred compensation; and supplemental executive retirement plans (SERPS). The new disclosure rules will enable shareholders to understand each pay element.

ISS is updating the poor pay practices policy in three ways: (i) identifying best pay practices, (ii) providing some examples of poor compensation practices, and (iii) extending the withhold recommendations beyond the compensation committee. In general, ISS may recommend a vote to WITHHOLD from the compensation committee and/or the CEO on a CASE-BY-CASE basis where it identifies poor pay practices. In addition, ISS may consider recommending WITHHOLD from the entire board if the whole board was involved in and contributed to the egregious compensation problems.

3.	Shareholder Rights

Shareholder Ability to Act by Written Consent

Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.

Vote FOR proposals to allow or make easier shareholder action by written consent.

Shareholder Ability to Call Special Meetings

Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.

Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

Supermajority Vote Requirements

Vote AGAINST proposals to require a supermajority shareholder vote.

Vote FOR proposals to lower supermajority vote requirements.

Cumulative Voting

ISS will generally recommend voting FOR proposals to restore or provide for cumulative voting unless the company meets all of the following criteria:

•	Majority vote standard in director elections, including a carve-out for plurality voting in contested situations;

•	Annually elected board;

•	Two-thirds of the board composed of independent directors;

•	Nominating committee composed solely of independent directors;

•	Confidential voting; however, there may be a provision for suspending confidential voting during proxy contests;

•	Ability of shareholders to call special meetings or act by written consent with 90 days’ notice;

•	Absence of superior voting rights for one or more classes of stock;

•	Board does not have the right to change the size of the board beyond a stated range that has been approved by shareholders;

•	The company has not under-performed its peers and index on a one-year and three-year basis, unless there has been a change in the CEO position within the last three years; and

•	No director received a WITHHOLD vote level of 35% or more of the votes cast in the previous election.

ISS will generally recommend AGAINST proposals to eliminate cumulative voting.

Confidential Voting

Vote FOR shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election. In proxy contests, support confidential voting proposals only if dissidents agree to the same policy that applies to management.

4.	Proxy Contests

Voting for Director Nominees in Contested Elections

Votes in a contested election of directors must be evaluated on a CASE-BY-CASE basis, considering the factors that include the long-term financial performance, management’s track record, qualifications of director nominees (both slates), and an evaluation of what each side is offering shareholders.

Reimbursing Proxy Solicitation Expenses

Vote CASE-BY-CASE. Where ISS recommends in favor of the dissidents, we also recommend voting for reimbursing proxy solicitation expenses.

5.	Poison Pills

Vote FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification. Review on a CASE-BY-CASE basis shareholder proposals to redeem a company’s poison pill and management proposals to ratify a poison pill. ISS will recommend WITHHOLD from director nominees at any company which has 1) Adopted a pill beginning January, 2005 without shareholder approval; and 2) Has not yet received a “Withhold” recommendation from ISS for this reason; and 3) Has not committed to putting it to a vote within twelve months of its adoption, either as part of its governance policies or as a specific public commitment.

6.	Mergers and Corporate Restructurings

Vote CASE-BY-CASE on mergers and corporate restructurings based on such features as the fairness opinion, pricing, strategic rationale, and the negotiating process.

7.	Reincorporation Proposals

Proposals to change a company’s state of incorporation should be evaluated on a CASE-BY-CASE basis, giving consideration to both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, and a comparison of the jurisdictional laws. Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.

8.	Capital Structure

Common Stock Authorization

Vote CASE-BY-CASE on proposals to increase the number of shares of common stock authorized for issuance using a model developed by ISS.

Vote FOR proposals to approve increases beyond the allowable increase when a company’s shares are in danger of being delisted or if a company’s ability to continue to operate as a going concern is uncertain.

In addition, for capital requests less than or equal to 300 percent of the current authorized shares that marginally fail the calculated allowable cap (i.e., exceed the allowable cap by no more than 5 percent), on a CASE-BY-CASE basis, vote FOR the increase based on the company’s performance and whether the company’s ongoing use of shares has shown prudence. Factors should include, at a minimum, the following:

•	Rationale;

•	Good performance with respect to peers and index on a five-year total shareholder return basis;

•	Absence of non-shareholder approved poison pill;

•	Reasonable equity compensation burn rate;

•	No non-shareholder approved pay plans; and

•	Absence of egregious equity compensation practices.

Dual-class Stock

Vote AGAINST proposals to create a new class of common stock with superior voting rights.

Vote FOR proposals to create a new class of nonvoting or subvoting common stock if:

•	It is intended for financing purposes with minimal or no dilution to current shareholders.

•	It is not designed to preserve the voting power of an insider or significant shareholder.

9.	Executive and Director Compensation

Vote CASE-BY-CASE on equity-based compensation plans. Vote AGAINST the equity plan if any of the following factors apply:

•	The total cost of the company’s equity plans (as measured by Shareholder Value Transfer) is unreasonable;

•	The plan expressly permits the repricing of underwater stock options without prior shareholder approval;

•	There is a disconnect between CEO pay and the company’s performance;

•	The company’s three year burn rate exceeds the greater of 2% or and the mean plus 1 standard deviation of its industry group; or

•	The plan is a vehicle for poor pay practices.

Transferable Stock Option Awards

Vote FOR plans with such awards the following factors apply:

•	the structure and mechanics of the on-going transferable stock option program and structure must be disclosed to shareholders; and

•	amendments to existing plans that allow for introduction of transferability of stock options should make clear that only options granted post-amendment shall be transferable.

Management Proposals Seeking Approval to Reprice Options

Votes on management proposals seeking approval to reprice options are evaluated on a CASE-BY-CASE basis giving consideration to the following:

•	Historic trading patterns

•	Rationale for the repricing

•	Value-for-value exchange

•	Option vesting

•	Term of the option

•	Exercise price

•	Participation

In addition to the above considerations, ISS will evaluate the intent, rationale, and timing of the repricing proposal. The proposal should clearly articulate why the board is choosing to conduct an exchange program at this point in time. ISS considers repricing underwater options after a recent precipitous drop in the company’s stock price to be poor timing. Repricing after a recent decline in stock price would trigger additional scrutiny and ISS may recommend AGAINST the proposal. At a minimum, the decline should not have happened within the past year. ISS will also consider the terms of the surrendered options, such as the grant date, exercise price and vesting schedule. Grant dates of surrendered options should be far enough back (two to three years) so as not to suggest that repricings are being done to take advantage of short-term downward price movements. Similarly, the exercise price of surrendered options should be above the 52-week high for the stock price.

Employee Stock Purchase Plans

Votes on employee stock purchase plans should be determined on a CASE-BY-CASE basis.

Vote FOR employee stock purchase plans where all of the following apply:

•	Purchase price is at least 85 percent of fair market value,

•	Offering period is 27 months or less, and

Vote AGAINST employee stock purchase plans where any of the opposite conditions obtain.

Shareholder Proposals on Compensation

Generally vote CASE-BY-CASE, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook. But generally vote FOR shareholder proposals that:

•

Advocate performance-based equity awards (indexed options, premium-priced options, performance-vested awards), unless the proposal is overly restrictive or the company already substantially uses such awards.

•	Call for a shareholder vote on extraordinary benefits contained in Supplemental Executive Retirement Plans (SERPs).

Director Retirement Plans

Vote AGAINST retirement plans for nonemployee directors. Vote FOR shareholder proposals to eliminate retirement plans for nonemployee directors.

10.	Social and Environmental Issues

These issues cover a wide range of topics, including consumer and public safety, environment and energy, general corporate issues, labor standards and human rights, military business, and workplace diversity.

In general, vote CASE-BY-CASE. While a wide variety of factors goes into each analysis, the overall principal guiding all vote recommendations focuses on how the proposal will enhance the economic value of the company.

Vote:

•	FOR proposals for the company to amend its Equal Employment Opportunity (EEO) Statement to include reference to sexual orientation, unless the change would result in excessive costs for the company.

•	AGAINST resolutions asking for the adopting of voluntary labeling of ingredients or asking for companies to label until a phase out of such ingredients has been completed.

11.	Anti-Takeover Matters

Greenmail

Vote FOR proposals to adopt antigreenmail charter of bylaw amendments or otherwise restrict a company’s ability to make greenmail payments.

Review on a CASE-By-CASE basis on anti-greenmail proposals when they are bundled with other charter or bylaw amendments.

State Antitakeover Statutes

Review on a CASE-BY-CASE basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, antigreenmail provisions, and disgorgement provisions).

12.	Other

Director and Officer Indemnification and Liability Protection

Proposals on director and officer indemnification and liability protection should be evaluated on a CASE-BY-Case basis, using Delaware law as the standard.

Vote AGAINST proposals to eliminate entirely directors’ and officers’ liability for monetary damages for violating the duty of care.

Vote AGAINST indemnification proposals that would expand coverage beyond just legal expenses to actions, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness.

Vote FOR only those proposals providing such expanded coverage in cases when a director’s or officer’s legal defense was unsuccessful if both of the following apply:

•	The director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and

•	Only if the director’s legal expenses would be covered.

Preemptive Rights

Review on a CASE-BY-Case basis shareholder proposals that seek preemptive rights. In evaluating proposals on preemptive rights, consider the size of a company, the characteristics of its shareholder base, and the liquidity of the stock.

Conflicts of Interest

In material conflicts of interest situations (such as cases where Skyline provides advisory services to the pension plan of a company whose management is soliciting proxies); Skyline will inform the client of the material conflict and obtain consent before voting. For every registered investment company for which Skyline serves as an investment advisor, in the instance where Skyline has a material conflict of interest with the registered investment company, Skyline will vote all proxies according to the policies of ISS.

Proxy Voting Procedures

Skyline is aided in the implementation of its proxy voting policy through the assistance of Institutional Shareholder Services (ISS). ISS provides Skyline with research and voting recommendations consistent with Skyline’s proxy voting policy.

Skyline assesses ISS’s recommendations before voting. Because ISS’s voting recommendations are in conformity with Skyline’s voting policy, Skyline generally affirms ISS’s recommendations on votes in support of management. ISS recommendations in opposition to management obtain additional evaluation. A Skyline research analyst most familiar with the proxy issue and the company in question examines ISS’s research and renders an affirming or dissenting decision. All decisions are documented and filed electronically or in hard copy form.

A client’s report, produced by ISS, which detail Skyline’s proxy voting record for that client, is provided quarterly either by postal mail or e-mail depending on the client’s preference. Annual summary reports are also provided. Historical reports exist on file at ISS and can be obtained upon client request. Records of Skyline’s proxy voting are stored at ISS and are available, again upon client request.

Exhibits

SKYLINE FUNDS®

Special Equities Portfolio

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved the Fund’s shares or determined whether this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Prospectus

May 1, 2007

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SKYLINE SPECIAL EQUITIES PORTFOLIO

Investment Objective

Skyline Special Equities Portfolio (the “Fund”) seeks maximum capital appreciation primarily through investment in common stocks that Skyline Asset Management, L.P. (the “Adviser”) considers to be undervalued.

Principal Investment Strategies

The Fund is a small cap value investment. The Fund emphasizes investments in companies that have below average valuations and above average earnings growth prospects. The Fund also invests in stocks that are depressed due to current problems at the company, but for which the Adviser has an expectation that the company’s operations will improve. The Fund emphasizes investments in companies whose outstanding shares have an aggregate market value of less than $2 billion.

Principal Risks

Your investment in the Fund is subject to market risk — the risk that a particular stock, or stocks in general, may rise or fall in value in response to company, market or economic news. If the stocks owned by the Fund fall in value, your investment in the Fund would also fall in value. Stocks tend to have periods of rising prices and periods of falling prices, and when you sell your shares of the Fund, they may be worth more or less than you paid for them. You could lose money on your investment.

Compared to large companies, small companies, like those in which the Fund invests, often have a shorter history of operations or a narrower product line and may have a harder time raising additional capital when they need it. As a result, the stock prices of small companies tend to move more abruptly than the stock prices of large companies. There are also risks when investing in value-oriented stocks, including the risk that value-oriented stocks may never reach what the Adviser believes are their full market values and may underperform growth-oriented stocks during some periods.

Is the Fund Right For You?

The Fund is designed for shareholders who are long-term investors, who can accept more risk and volatility than the general stock market, and who are willing to accept fluctuations in share price.

This Fund is not appropriate for shareholders who need regular income, have a short-term investment horizon, or who are unwilling to accept fluctuation in share price or possible losses.

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How the Fund Has Performed

The bar chart and table that follow are intended to help you assess the variability of the Fund’s returns over the periods indicated. Returns include the reinvestment of dividends and distributions. Of course, past performance (before and after taxes) does not guarantee future results. The principal value and return on your investment will fluctuate and on redemption may be worth more or less than your original cost.

The following chart shows the Fund’s annual performance during the past ten calendar years:

During the ten years ended December 31, 2006, the Fund’s highest and lowest quarterly returns were:

•	Highest quarterly return: 21.93%, during the quarter ended June 30, 2003

•	Lowest quarterly return: -20.91%, during the quarter ended September 30, 2002

Fund performance may be materially different by the time you receive this prospectus. For more current performance information, call 800.828.2759 or visit www.skylinefunds.com.

The following table shows how the Fund’s average annual performance (before and after taxes) for the one, five, and ten year periods ended December 31, 2006, and since the Fund’s inception on April 23, 1987, compares with broad measures of market performance. The after-tax returns are intended to show the impact of assumed federal income taxes on an investment in the Fund. “Return after taxes on distributions” shows

2

the effect of taxable distributions, but assumes that you still hold the Fund shares at the end of the period and so you do not have any taxable gain or loss on your investment in Fund shares. “Return after taxes on distributions and sale of Fund shares” shows the effect of both taxable distributions and any taxable gain or loss that would be realized if the Fund shares were purchased at the beginning and sold at the end of the specified period. After-tax returns are calculated using the highest individual federal marginal income tax rate in effect at the time of each distribution and assumed sale, but do not include the impact of state and local taxes. In some instances, the “Return after taxes on distributions and sale of Fund shares” may be greater than “Return before taxes” because the investor is assumed to be able to use the capital loss of the sale of Fund shares to offset other taxable capital gains.

Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns reflect past tax effects and are not predictive of future tax effects. After-tax returns may not be relevant to investors who hold their Fund shares in a tax-deferred account (including a 401(k) or IRA account), or to investors that are tax-exempt.

Average Annual Total Returns for Periods Ended

December 31, 2006

	1 Year	5 Years	10 Years	Since Inception April 23, 1987
Special Equities Portfolio
Return before taxes	18.71%	14.90%	11.94%	14.42%
Return after taxes on distributions	15.80%	12.73%	10.21%	11.98%
Return after taxes on distributions and sale of Fund shares	15.04%	12.46%	9.90%	11.71%
Russell 2000® Value*	23.48%	15.37%	13.27%	12.75%**
Russell 2000®*	18.37%	11.39%	9.44%	10.04%
S&P 500®*	15.79%	6.19%	8.42%	10.98%

*

The Russell 2000® Value Index is an unmanaged, market-value weighted, value-oriented index comprised of small stocks that have relatively low price to book ratios. The Russell 2000® Index is an unmanaged, market-value weighted index comprised of small-sized companies. The S&P 500® Index is an unmanaged, widely quoted stock market index that includes 500 of the largest companies publicly traded in the U.S. All third party trademarks are the property of their owners.

**	Index return is calculated from an inception date of 5/1/87.

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FEES AND EXPENSES

The Fund is a “no-load” fund. You do not pay any sales charge when you purchase or sell your shares. However, you will pay indirectly various other expenses because the Fund pays fees and other expenses that reduce the return on your investment. The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge Imposed on Purchases	None
Maximum Deferred Sales Charge	None
Redemption Fee on Shares Held 30 Days or Less (as a % of Amount Redeemed)	2.00	%*
Exchange Fee	None
Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
Comprehensive Management Fee (including most operating expenses) ***	1.45	%**
Distribution (12b-1) Fees	None
Other Expenses	0.02%
Total Annual Fund Operating Expenses	1.47	%**

*	The redemption fee may be waived in certain circumstances. (See “Information on Redeeming Shares — Rules That Apply to All Share Redemptions”)

**	Commencing October 1, 2006, the Adviser voluntarily waived a portion of its Comprehensive Management Fee equal to 0.10% of the Fund’s average daily net assets. Through the end of 2006, the waiver of such fees reduced the Net Annual Fund Operating Expenses to 1.44%. Effective May 1, 2007, the Adviser has contractually agreed to waive a portion of its Comprehensive Management Fee equal to 0.10% of the Fund’s average daily net assets through April 30, 2008, thereby decreasing the Fund’s Total Annual Operating Expenses, at asset levels experienced in 2006, to 1.37%.

***	Under the Investment Advisory Agreement, the Adviser pays all of the Fund’s ordinary operating expenses, except the fees and expenses of the Fund’s non-interested trustees. (See “Who Manages the Fund — The Adviser”)

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Your actual returns and costs may be higher or lower.

1 year	$150
3 years	$465
5 years	$803
10 years	$1,757

The example is for illustration only. It is not meant to suggest the Fund’s actual or expected costs or expenses, which may be more or less than the amounts shown.

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HOW WE CHOOSE INVESTMENTS

Investment Decision Making Process

A team of experienced investment professionals manages the Fund. Portfolio management responsibilities are divided among the Adviser’s investment and research group, with three investment teams each covering specific sectors of the small cap universe. When looking for investment ideas, the investment and research group relies on a number of sources, both internal and external. Typical sources used to identify prospects are outside research services, computer screens, and an internally-developed watch list of stocks. The investment and research group screens stocks using:

•	valuation measures, including price to earnings, price to book, price to cash flow, and price to sales ratios;

•	earnings growth prospects;

•	a small capitalization range; and

•	a bottom-up approach – one stock at a time, without market forecasts.

Potential investments that pass the initial review stage are researched in-depth by a member of the investment and research group. For most stocks that are researched, a member of the investment and research group:

•	reviews corporate documents;

•	reviews existing research reports written by third-party sources;

•	prepares a comprehensive income statement model;

•	reviews industry comparisons; and

•	meets and talks with the company’s senior management, usually the CFO and/or the CEO.

If the stock still appears to be an attractive investment after that in-depth research, it is presented to the investment and research group for discussion. After the investment and research group’s review, the particular investment team covering the security (the “lead investment team”) makes the final buy decision.

After an investment is made, the investment and research group regularly monitors the security so that the investment remains within the Adviser’s investment strategies. The lead investment team frequently asks the question, “Knowing what we know now, would we buy the stock today?” If not, the stock will be sold and replaced with a stock with more favorable prospects. In general, a stock is replaced when it reaches its sell target or when fundamental conditions change such that the original investment thesis is no longer valid.

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How the Fund Invests

The Fund seeks maximum capital appreciation primarily through investing in common stocks that the Adviser considers to be undervalued.

Companies in which the Fund invests generally fall into one of the following three categories:

1.	A company that is selling at a price/earnings ratio below the average for the overall stock market, which the Adviser believes will achieve above-average growth in earnings.

2.	A company that has experienced problems leading to a depressed stock price where the Adviser believes that there is a reasonable likelihood that the company’s operations will improve.

3.	A company that does not fall into the above categories, but because of special circumstances appears undervalued and, consequently, offers potential for appreciation.

The Fund emphasizes investments in small companies whose outstanding shares have an aggregate market value of less than $2 billion. The Adviser attempts to identify companies that it believes have been neglected by the investment community.

The Fund ordinarily is substantially fully invested, and under normal circumstances, at least 80% of the Fund’s net assets, plus any borrowings for investment purposes, will be invested in equity securities. The Fund may, from time to time, take a temporary defensive position that is inconsistent with its principal investment strategies. When the Adviser believes a temporary defensive position is necessary, the Fund may invest in high-quality fixed-income securities or hold assets in cash or cash equivalents. Taking a defensive position might prevent the Fund from achieving its investment objective.

Portfolio Holdings

A description of the policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s Statement of Additional Information (“SAI”), by calling the Fund at 800.828.2759 or on the Fund’s website at www.skylinefunds.com at the link “Contact Us/Request Information.”

WHO MANAGES THE FUND

The Adviser

The Fund’s investment adviser is Skyline Asset Management, L.P., 311 South Wacker Drive, Suite 4500, Chicago, Illinois 60606. In addition to managing the Fund, the Adviser is a subadviser for another registered investment company and provides separate institutional account management for corporate defined benefit and defined contribution plans (401(k)), endowments, foundations, public funds, and high net worth individuals. The Adviser has advised and managed the Fund since 1995.

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The Adviser’s partners manage the Adviser’s day-to-day operations. The Adviser manages the Fund’s investments. In addition, the Adviser provides office space, facilities, equipment, and personnel for managing the Fund’s assets and administering the Fund’s day-to-day operations, and provides shareholder and investor services. A discussion regarding the basis for the Board of Trustees’ approval of the Investment Advisory Agreement between the Fund and the Adviser is available in the Fund’s most recent semi-annual report to shareholders for the period ended June 30.

For its advisory, management and administrative services, and for the assumption of its ordinary operating expenses, the Fund pays the Adviser a monthly comprehensive fee based on the average daily net assets of the Fund. Under the current investment management agreement, the annual fee rate is as follows: 1.50% of the first $200 million, 1.45% of the next $200 million (over $200 million to $400 million), 1.40% of the next $200 million (over $400 million to $600 million), and 1.35% of average daily net assets in excess of $600 million. The Adviser has contractually agreed to waive a portion of its comprehensive management fee equal to 0.10% of the Fund’s average daily net assets through April 30, 2008. The waiver’s effect will be to decrease the annual fee rate paid by the Fund on its average daily net assets to 1.40% of the first $200 million, 1.35% of the next $200 million (over $200 million to $400 million), 1.30% of the next $200 million (over $400 million to $600 million), and 1.25% of the next $200 million (over $600 million to $800 million). In addition, the Adviser has contractually agreed to add two additional breakpoints to its fees for assets in excess of $800 million in light of the contractual waiver, as follows: 1.20% of average daily net assets in excess of $800 million up to $1 billion and 1.15% of average daily net assets in excess of $1 billion. For the most recent fiscal year, taking into account the Adviser’s voluntary fee waiver in effect from October 1 through December 31, the Fund paid 1.42% of its average net assets in comprehensive management fees to the Adviser. Without the waiver, the Fund’s comprehensive management fees would have been 1.45% of its average net assets.

Skyline’s Investment and Research Group

A team of experienced investment professionals manages the Fund. Day-to-day management of the Fund is divided among three investment teams, each covering specific sectors of the small cap universe.

The members of the investment and research group primarily responsible for the Fund’s day-to-day portfolio management are:

Name	Position Held and Length of Service	Principal Occupation during the Past 5 Years
William F. Fiedler	Portfolio management responsibilities within the investment and research group since 2001. Partner of the Adviser since 1999.	Partner of the Adviser and Portfolio Manager since January 1, 2005; Partner, Research and Portfolio Management of the Adviser from 2001 to 2004.

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Name	Position Held and Length of Service	Principal Occupation during the Past 5 Years
Michael Maloney	Portfolio management responsibilities within the investment and research group since 2001. Partner of the Adviser since 1995.	Partner of the Adviser and Portfolio Manager since January 1, 2005; Partner, Research and Portfolio Management of the Adviser from 2001 to 2004.
Mark N. Odegard	Portfolio management responsibilities within the investment and research group since 2001. Partner of the Adviser since 1999.	Partner of the Adviser and Portfolio Manager since January 1, 2005; Partner, Research and Portfolio Management of the Adviser from 2001 to 2004.

Day-to-day management of the Fund is divided among three investment and research teams, each covering specific sectors of the small-cap universe. The members of each team work independently to determine which stocks should be researched, bought and sold among the economic sectors they cover. Each team is required to present its investment recommendations to the entire investment and research group before making any final decisions. Input is received from the group, and if more information is required, additional research is done. The lead research team on a stock makes the final decision after obtaining input from the entire research group. Sector weightings are primarily a function of a bottom-up research process.

Messrs. Fiedler, Maloney and Odegard lead the three teams that comprise the investment and research group. They are the Adviser’s three most experienced investment staff members, are partners of the Adviser and have dual responsibilities as portfolio managers and securities analysts. Mr. Maloney leads the team that covers financial services, and utility stocks; Mr. Fiedler leads the team that covers consumer, health care and materials and processing stocks; and Mr. Odegard leads the team that covers autos and transportation, energy, producer durables and technology stocks. Mr. Maloney also is responsible for overseeing the entire portfolio management process, including the monitoring of cash and sector weights, and has final authority if the research teams cannot arrive at a consensus.

Additional information regarding other accounts managed by the portfolio managers, the portfolio managers’ compensation, and the portfolio managers’ ownership of Fund shares is available in the Fund’s SAI.

INVESTMENT RISKS

Risk is a part of investing in mutual funds that invest in stocks. The biggest risk of investing in the Fund is market risk – the risk that a particular stock, stocks of companies in a particular industry, or stocks of small companies may fall in value. As a result, you may lose money on your investment.

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Stock markets tend to move in cycles, with periods of rising stock prices and periods of falling stock prices. As a result, the Fund should be considered a long-term investment, designed to provide the best results when held for several years or more.

Because the Fund invests in stocks of small companies, which tend to be more volatile and less liquid than stocks of large companies, investing in the Fund may involve an above-average degree of risk. Small companies, as compared to large companies, may have a shorter history of operations, may not have as great an ability to raise additional capital, may have a less diversified product line, making them more susceptible to market pressure, and may have a smaller public market for their securities.

The Fund invests in value stocks – stocks that the Adviser believes are undervalued and, consequently, can offer the potential for appreciation. Value-oriented stocks may outperform stocks with stronger growth characteristics during some periods, but may not reach what the Adviser believes are their full market values, and may underperform such growth stocks during other periods.

The Fund buys and sells securities in the normal course of its investment activities. The proportion of the Fund’s investment portfolio that is sold and replaced with new securities during a year is known as the portfolio turnover rate. Portfolio turnover can occur for a number of reasons, such as general conditions in the securities markets, more favorable investment opportunities in other securities, or other factors relating to the desirability of holding or changing a portfolio investment. Because of the Fund’s flexibility of investment and emphasis on growth of capital, it may have greater portfolio turnover than mutual funds that have primary objectives of income or maintenance of a balanced investment position. Although the Fund cannot accurately predict its annual portfolio turnover rate, it is not expected to exceed 100% under normal circumstances. However, there are no limits on the rate of portfolio turnover, and investments may be sold without regard to length of time held when, in the Adviser’s opinion, investment considerations warrant such action. A high rate of portfolio turnover, if it should occur, would result in increased transaction expenses. High portfolio turnover also may result in the realization of capital gains or losses and, to the extent net short-term capital gains are realized, any distributions resulting from such gains will be considered ordinary income for federal income tax purposes. See “Distributions and Taxes” in this prospectus and “Taxes” in the SAI.

HOW WE MANAGE RISK

The Adviser attempts to reduce risk through portfolio diversification and the use of a stock selection strategy that emphasizes undervalued common stocks, many of which already reflect low valuations, to produce a favorable risk/reward ratio.

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The Fund has adopted certain investment limitations that cannot be changed without shareholder approval and are designed to limit investment risk and maintain portfolio diversification. In particular, the Fund may not invest more than:

•	5% of its total assets (valued at the time of investment) in any one issuer, or acquire 10% of the voting securities of that issuer (this restriction does not apply to government securities); or

•	25% of its total assets (valued at the time of investment) in companies in a single industry (this restriction does not apply to government securities).*

The Fund may, from time to time, take a temporary defensive position that is inconsistent with its principal investment strategies. When the Adviser believes a temporary defensive position is necessary, the Fund may invest in high-quality, fixed-income securities or hold assets in cash or cash equivalents. Taking a defensive position might prevent the Fund from achieving its investment objective.

TYPES OF ACCOUNTS

You may set up an account directly with us, in any of the following ways.

Individual/Joint Tenant

Individual accounts are owned by one individual. Joint tenant accounts have two or more owners, and provide for rights of survivorship. Both accounts are registered under one social security or tax identification number.

Gifts/Transfers to Minors (UGMA/UTMA)

These custodial accounts provide a way to invest money on behalf of a minor child. The account is registered under the minor’s social security number. Depending on state laws, you may set up a custodial account under the Uniform Gifts to Minors Act (UGMA) or the Uniform Transfers to Minors Act (UTMA).

Trust

You must establish a trust before investing money on behalf of a trust. The account is registered under the trust’s tax identification number.

Business/Organization

You may invest money on behalf of a corporation, association, partnership or other group. We require a certified corporate resolution or certificate of authorization to redeem shares.

*	The term “industry” is as defined by Frank Russell & Co., which categorizes stocks in approximately 144 industries across 12 separate economic sectors.

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Coverdell Education Savings Accounts

These accounts (formerly known as Education IRAs) provide a tax-favored vehicle through which educational expenses can be funded on behalf of the individual for whom the account is established. Coverdell accounts permit tax-free growth and tax-free withdrawals as long as the amounts are used for higher, elementary or secondary educational expenses. Currently, the maximum account contribution is $2,000 per beneficiary.

Retirement Accounts

Retirement plans provide individuals with tax-advantaged ways to save for retirement, through contributions, which may be tax deductible, and have tax-deferred growth.

Traditional Individual Retirement Accounts (IRAs)

Traditional IRAs allow individuals with earned income from employment or self-employment who are under the age of 70 1/2 to contribute up to the lesser of $4,000 or 100% of their earned income for each taxable year. If your spouse has less than $4,000 in earned income and you file a joint return, you may jointly contribute up to the lesser of $8,000 or 100% of your combined earned income to a Traditional IRA. Taxpayers age 50 and over are permitted to make a $1,000 “catch-up” contribution to a Traditional IRA, over the otherwise applicable limit. Your contributions to a Traditional IRA may be tax-deductible depending on your income level, and the earnings on your investments grow tax-deferred, while your withdrawals and distributions are taxable in the year that they are made. The maximum amount you can contribute to a Traditional IRA for any taxable year is reduced by the amount you contribute to a Roth IRA and other IRAs in which you participate. You may be eligible to receive a tax credit for your contribution to a Traditional IRA.

Roth IRAs

Roth IRAs allow taxpayers with adjusted gross incomes below certain levels for federal income tax purposes to save for retirement up to the same maximum limits that apply to a Traditional IRA (as described above). Single taxpayers with adjusted gross income of up to $114,000, married couples with adjusted gross income of up to $166,000, and married taxpayers filing separate returns with adjusted gross income of up to $10,000, are eligible to make contributions to a Roth IRA.

If your income, or (if married) your and your spouse’s income, is close to the maximum income limitations, the maximum amount you may be able to contribute to a Roth IRA will be reduced. Contributions to a Roth IRA are not tax-deductible, but withdrawals are tax-exempt if the Roth IRA has been held at least five years, and you are at least 59 1/2, disabled, or use the proceeds (up to a maximum lifetime limit of $10,000) to purchase your first home. The amount you can contribute to a Roth IRA in any year is reduced by the amount you contribute to a Traditional IRA. You can contribute to a Roth IRA even after you have reached age 70 1/2. You may be eligible to receive a tax credit for your contribution to a Roth IRA.

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Rollover IRAs

Rollover IRAs allow individuals to rollover eligible distributions from an employer-sponsored retirement plan into an IRA. You may under certain circumstances rollover the distributions again to the profit sharing or pension plan of a new employer.

SIMPLE IRAs

SIMPLE IRAs allow small business owners or self-employed persons and their eligible employees to elect to have a portion of their pay withheld on a before-tax basis and contributed to a SIMPLE IRA, as long as the employer does not maintain another qualified plan. Taxpayers can contribute up to $10,500 of their compensation to a SIMPLE IRA each taxable year, on a before-tax basis. Taxpayers over the age of 50 can make a “catch-up” contribution of up to $2,500 to a SIMPLE IRA on a before-tax basis, over and above the otherwise applicable limit. Generally, the employer is also required to make a contribution for each employee who elects to contribute. You can contribute to a SIMPLE IRA even after you have reached the age of 70 1/2. You may be eligible to receive a tax credit for your contribution to a SIMPLE IRA.

Other Retirement Plans

The Fund may be used as an investment in other kinds of retirement plans, including, but not limited to, Keogh plans maintained by self-employed individuals or owner-employees, traditional pension plans, corporate profit-sharing and money purchase pension plans, Section 403(b)(7) custodial tax-deferred annuity plans, other plans maintained by tax-exempt organizations, cash balance plans and any and all other types of retirement plans. All of these accounts need to be established by the trustee of the plan and the trustee of the plan should contact the Fund regarding the establishment of an investment relationship.

INFORMATION ON PURCHASING SHARES

You may purchase shares of the Fund by setting up an account directly with us by submitting a completed application to the Fund in good order with your initial investment, or through certain broker-dealers or other intermediaries, some of which may charge a fee for their services. An account application is not in good order and, therefore, cannot be processed, until such time as it contains all information and documentation requested in the application. Failure to provide an account application in good order may result in a delay of the date of your purchase or in the rejection of the application and the return of your investment monies. We have authorized some intermediaries (called “authorized agents” in this prospectus) to accept purchase orders and redemption requests on our behalf. In some cases, an authorized agent or another intermediary may not charge any transaction or other fees directly to you, but instead may receive a fee from the Adviser based on the value of Fund shares purchased through that agent. Any questions about purchasing shares through an intermediary should be directed to us at 800.828.2759, or to the agent or intermediary.

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Anti-Money Laundering Compliance

The Fund is required to comply with various anti-money laundering laws and regulations. Consequently, the Fund will request the following information from all investors before a new account is opened: full name, date of birth, social security number, and permanent street address. Corporate, trust, and other entity accounts require additional documentation. We will use this information to verify your identity. We will return your application if any of this information is missing, and we may request additional information from you to assist us in verifying your identity. In the event that we are unable to verify your identity, the Fund reserves the right to redeem your account at the current day’s net asset value.

If at any time the Fund believes a shareholder may be involved in suspicious activity or if certain account information matches information on government lists of suspicious persons, the Fund may choose not to establish a new account or may be required to “freeze” a shareholder’s account. The Fund also may be required to provide a governmental agency with information about transactions that have occurred in a shareholder’s account or to transfer monies received to establish a new account, transfer an existing account or transfer the proceeds of an existing account to a governmental agency. In some circumstances, the law may not permit the Fund to inform the shareholder that it has taken the actions described above.

Shares of the Fund have not been registered for sale outside of the U.S. The Fund does not generally sell shares to investors residing outside the U.S., even if they are U.S. citizens or lawful permanent residents, except to investors with U.S. military APO or FPO addresses.

To Open a New Account with Us:

By Mail

Check

•	Complete and sign a Skyline Funds application. Make your check payable to Skyline Funds.

•

Mail your completed application and check to: Skyline Funds, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, WI 53201. If you are using an overnight courier, send to: Skyline Funds, c/o U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Third Floor, Milwaukee, WI 53202.

The U.S. Postal Service and other independent delivery services are not agents of the Fund. Therefore, deposit of purchase applications or redemption requests in the mail or with independent delivery services does not constitute receipt by the Fund or its transfer agent.

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By Wire

•

If you are making your first investment in the Fund, before you wire funds, the transfer agent must have a completed account application. You can mail or overnight deliver your account application to the transfer agent. Upon receipt of your completed account application, the transfer agent will establish an account for you. The account number assigned will be required as part of the instruction that should be given to your bank to send the wire. Your bank must include both the name of the Fund and your name so that monies can be correctly applied. Your bank should transmit funds by wire to:

U.S. Bank, N.A.

777 East Wisconsin Avenue

Milwaukee, WI 53202

ABA #075000022

Credit:

U.S. Bancorp Fund Services, LLC

Account #112-952-137

Further Credit:

(name of Fund to be purchased)

(shareholder registration)

(shareholder account number)

Wired funds must be received prior to 3:00 p.m. Central Time to be eligible for same day pricing. Neither the Fund nor U.S. Bank, N.A. are responsible for the consequences of delays resulting from the banking or Federal Reserve wire system, or from incomplete wiring instructions.

To Add to an Existing Account:

By Mail

Check

•	Complete the additional investment form provided with your quarterly account statement or write a note providing your account number and registration. Make your check payable to Skyline Funds.

•

Mail to: Skyline Funds, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, WI 53201. If you are using an overnight courier, send to: Skyline Funds, c/o U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Third Floor, Milwaukee, WI 53202.

The U.S. Postal Service and other independent delivery services are not agents of the Fund. Therefore, deposit of purchase applications or redemption requests in the mail or with independent delivery services does not constitute receipt by the Fund or its transfer agent.

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By Wire

•

If you are making a subsequent purchase, your bank should wire funds as indicated above. Please contact the transfer agent at 800.828.2759 prior to wiring to advise them of your intent. This will ensure prompt and accurate handling of funds.

By Telephone

Electronic Funds Purchase

•

Once you have established a Skyline Funds account, electronic funds purchase allows you to purchase shares over the telephone by debiting your bank account. To electronically debit your bank account, you must hold your bank account at a financial institution that is an Automated Clearing House (ACH) member. Simply complete the appropriate section on the account application form and attach a voided check from your bank account. Your shares will be purchased at the net asset value calculated on the day of your purchase order, if you call to place your order by the close of regular session trading on the New York Stock Exchange (the “NYSE”) (usually 3 p.m., Central Time). For more information on electronic funds purchase, see “Shareholder Services—Electronic Funds Purchases.”

Exchange

•

You may add to your Fund account by exchanging your shares of two portfolio series of First American Funds, Inc. – Prime Obligations and Tax Free Obligations (collectively the “FAF Funds”) – for Fund shares of the same value .

•	For more information about exchanging your shares of an FAF Fund, you should consult the FAF Funds’ prospectus, a copy of which can be obtained from us at 800.828.2759.

By Automatic Investment

Automatic Investment Plan

•

The Automatic Investment Plan allows you to make regularly scheduled electronic purchases from your checking or savings account via electronic funds transfer through the ACH network. In order to participate in the plan, your bank must be an ACH member. We are unable to debit mutual fund or pass-through accounts. If your payment is rejected by your bank, the transfer agent will charge a $25 fee to your account. Any request to change or terminate an Automatic Investment Plan should be submitted to the transfer agent five days prior to effective date. For more information on the Automatic Investment Plan, see “Shareholder Services—Automatic Investment Plan.”

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Dividend Purchase Plan

•

You may use the dividend and capital gain distributions paid by the Fund to buy shares of the FAF Funds. You may obtain a copy of the FAF Funds’ prospectus from us at 800.828.2759. The account into which the dividends and capital gains are to be invested must meet the applicable minimum balance, and the account registrations must be identical.

Rules That Apply to All Share Purchases:

•	The Fund is available for purchase only by residents of the U.S., Puerto Rico, Guam, and the U.S. Virgin Islands.

•

You must make all share purchases in U.S. dollars and checks must be drawn on U.S. banks. We do not accept third party checks, U.S. Treasury checks, traveler’s checks, starter checks, cashier’s checks in amounts less than $10,000, credit card checks, cash or money orders for any initial or subsequent share purchase. The Fund is unable to accept post dated checks, post dated on-line bill pay checks or any conditional order or payment.

•	If your check to purchase the Fund’s shares does not clear, you will be responsible for any resulting loss incurred by the Fund. A charge (currently $25) will be assessed for any returned check.

•

If you are going to open a new account by wire, the transfer agent must receive your application in order to establish your account in advance of your wire. The account number assigned will be required as part of the instruction that should be given to your bank to send the wire. Any wire received for a new account without prior receipt of the completed application will be rejected.

•

The minimum initial investment to open an account is $1,000, and subsequent investments must be at least $100. The minimum for automatic investments is $50. The Fund may accept investments of smaller amounts under circumstances it deems appropriate and consistent with the interests of the shareholders. The Fund reserves the right to change the minimum investment amounts at any time without prior notice.

•

You must provide your social security or taxpayer identification number on the application form, and certify that it is correct, before we will open an account for you. If you do not provide your correct social security or taxpayer identification number, we may be required to withhold federal income tax (“backup withholding”) from dividend payments and redemption proceeds to you.

•	We may reject any purchase order if we think accepting it would be harmful to the Fund or to its existing shareholders.

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•

We believe that frequent purchases and redemptions of a material nature of the Fund’s shares by an investor may be disruptive to the Fund’s portfolio management process. Because the level of frequent trading that will produce portfolio management disruptions is not always clear, and in an effort to avoid any possible concerns about potential disruptions, we will not knowingly accept any purchase orders from investors we believe are frequently trading (regardless of scale). However, we receive certain purchase and sale orders through financial intermediaries and omnibus accounts and, therefore, may not be able to recognize inappropriate frequent trading that may be facilitated by those intermediaries or by their use of omnibus accounts.

•

Generally, we do not issue share certificates representing shares, although share certificates in full share amounts will be furnished upon your written request. Fractional shares, if any, will be carried on our books without issuance of certificates.

The Fund will not be responsible for any loss resulting from an unauthorized transaction initiated by telephone if it or its transfer agent follows reasonable procedures designed to verify the identity of the caller. Those procedures may include recording the call, requesting additional information and sending written confirmation of the telephone transactions. Once a telephone order is placed it can not be cancelled or modified. You should verify the accuracy of the telephone transactions immediately upon receipt of your confirmation statement. If you do not want the ability to sell and exchange by telephone or internet, call the Fund at 800.828.2759 for instructions.

Determining the Share Price

As an investor, you pay no sales charges to invest in the Fund and you pay no charges to exchange shares between the Fund and each of the FAF Funds or even to redeem your shares of the Fund. In accordance with the federal securities laws, the price at which you purchase and redeem your shares is equal to the net asset value per share next determined after your purchase or redemption order is received on each day the NYSE is open for trading. The NYSE is closed on New Year’s Day, the third Monday of January and February, Good Friday, the last Monday in May, Independence Day, Labor Day, Thanksgiving and Christmas. The net asset value is equal to the Fund’s net worth (assets minus liabilities) divided by the number of shares outstanding. The Fund’s net asset value is calculated at the close of regular business of the NYSE, usually 3:00 p.m. Central Time. Purchase orders received after 3:00 p.m. Central Time from certain authorized agents that have entered into contractual arrangements with the Fund also will receive that day’s offering price provided that the purchase orders the authorized agents transmit to the Fund were received by the authorized agents in proper form before 3:00 p.m. Central Time. Likewise, redemption orders received after 3:00 p.m. Central Time from authorized agents that

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have entered into contractual arrangements with the Fund will also be redeemed at the net asset value computed that day provided the orders the authorized agents transmit to the Fund were received by the authorized agents in proper form before 3:00 p.m. Central Time.

The Fund’s investments are generally valued based on market quotations provided by third-party pricing services approved by the Fund’s Board of Trustees. Under certain circumstances, a Fund investment may be based on an evaluation of its fair value, pursuant to procedures established by and under the general supervision of the Fund’s Board of Trustees. The Fund may use the fair value of a portfolio security to calculate its net asset value when, for example, (1) market quotations are not readily available because a portfolio security is not traded in a public market or the principal market in which the security trades is closed, (2) trading in a portfolio security is suspended and not resumed prior to the time as of which the Fund calculates its net asset value, (3) the Adviser determines that a market quotation is inaccurate, or (4) where a significant event affecting the value of a portfolio security is determined to have occurred between the time of the market quotation provided for a portfolio security and the time as of which the Fund calculates its net asset value.

A security valued on the basis of an evaluation of its fair value may be valued at a price higher or lower than available market quotations. A security’s valuation may differ depending on the method used and the factors considered in determining value pursuant to the Fund’s fair value procedures. Fair valuing securities may reduce a shareholder’s ability to take advantage of a lag between a significant change in the Fund’s holdings and the reflection of that change in the Fund’s net asset value.

INFORMATION ON REDEEMING SHARES

There are several ways to redeem your Fund shares. You may send us a written request, call us (if you already have authorized us to accept telephone instructions), exchange your Fund shares for shares of the available FAF Funds, or participate in our systematic withdrawal plan. For your protection, some redemption requests may require a signature guarantee. For further details, please see “Signature Guarantees” in this section. The redemption process is outlined in the following pages.

You may sell your shares at any time. Your shares will be sold at the net asset value next calculated after the Fund receives your order in proper form. Your redemption request is not in good order and cannot be processed until it contains all information and documentation requested by the Fund and its transfer agent. Failure to provide a redemption request in good order may result in the delay of your redemption. Orders received after 3:00 p.m. Central Time will receive the net asset value per share determined at the close of business on the next NYSE trading day.

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By Mail

•

To redeem shares by mail, send a written request to: Skyline Funds, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, WI 53201. If you are using an overnight courier, send to Skyline Funds, c/o U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Third Floor, Milwaukee, WI 53202, or an authorized agent.

•

All the owners of an account must sign the redemption request. Signatures must appear exactly as they are on the account registration. We will not accept redemption requests received by fax or other electronic means.

The U.S. Postal Service and other independent delivery services are not agents of the Fund. Therefore, deposit of purchase applications or redemption requests in the mail or with independent delivery services does not constitute receipt by the Fund or its transfer agent.

By Telephone

Call us at 800.828.2759 to request that we redeem shares from your account by telephone.

•	To be eligible to redeem shares by telephone, you must have authorized telephone redemption on your account application prior to calling us with your redemption request.

•

You may add the ability to redeem by telephone if you did not authorize it on your original account application by making the request in writing. The request must be signed by each shareholder of the account and requires a signature guarantee.

•	To reduce the risk of a fraudulent instruction, we will send your redemption check only to the address or bank/brokerage account as shown on our records. We record all telephone redemption requests.

•	You may not redeem shares held in an IRA account by telephone.

•	During periods of volatile economic and/or market conditions, you may have difficulty making a redemption request by telephone, in which case you will need to make your redemption request in writing.

By Wire

Mail

•

To redeem shares by mail and have the proceeds sent to your bank or brokerage account by wire transfer, send a written request to: Skyline Funds, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, WI 53201. If you are using an overnight courier, send to Skyline Funds, c/o U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Third Floor, Milwaukee, WI 53202, or an authorized agent.

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•	You must provide the name of the bank/broker, name(s) on the account, address and ABA number on your written request. We will deduct the wire fee (currently $15) from the proceeds.

•

All the owners of an account must sign the redemption request and have their signatures guaranteed. Signatures must appear exactly as they are on the account registration. We will not accept redemption requests received by fax or other electronic means.

Telephone

•	Call us at 800.828.2759 to request that we redeem shares from your account by telephone and send the redemption proceeds by wire transfer to a predetermined bank or brokerage account.

•

To be eligible to redeem shares by telephone and have the proceeds sent to you by wire transfer, you must have authorized telephone redemption by wire transfer on your account registration prior to calling us with your redemption request.

•	You may add the ability to redeem by telephone if you did not authorize it on your original account application. You must make the request in writing and have your signature(s) guaranteed.

•

To reduce the risk of a fraudulent instruction, we will send your redemption proceeds only to the address or bank/brokerage account as shown on our records. We record all telephone redemption requests.

•	You may not redeem shares held in an IRA account by telephone.

•	During periods of volatile economic and/or market conditions, you may have difficulty making a redemption request by telephone, in which case a redemption request would have to be made in writing.

Rules That Apply to All Share Redemptions:

•

The Fund will deduct a redemption fee (the “Redemption Fee”) of 2% from the proceeds of any redemption (including a redemption by exchange) of shares if the redemption occurs within 30 days of the purchase of those shares.

•

For the purpose of determining whether a redemption is subject to the Redemption Fee, redemptions of Fund shares are conducted in a first in/first out (FIFO) basis such that shares with the longest holding period will be redeemed first and shares with the shortest holding period will be redeemed last.

•

The Redemption Fee is paid to the Fund and is intended to offset transaction and other expenses caused by short-term trading. The Redemption Fee will not apply to redemptions of shares (1) (including redemptions by exchange) purchased through reinvestment of dividend or capital gain distributions, (2) under

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hardship circumstances (as determined by the Adviser and the Fund in their discretion, based on a case-by-case analysis), and (3) under the Systematic Withdrawal Plan. The Redemption Fee will apply only to the redemption of shares purchased through an authorized agent or other financial intermediary if the authorized agent or other financial intermediary has explicitly agreed to administer the Redemption Fee and only to the extent the authorized agent or other financial intermediary is willing and able to apply the Redemption Fee. If you invest through a financial intermediary, contact your agent to determine whether, and to what extent, the Redemption Fee applies to you and your trading activity. The Fund reserves the right to waive the Redemption Fee in its discretion where such waiver is believed not to materially harm the Fund and is consistent with the Fund’s efforts to deter inappropriate short-term trading. The Fund reserves the right to modify or eliminate the Redemption Fee or to decline to provide waivers at any time.

•

We do not charge any fees for a redemption paid by check, but an authorized agent may charge a fee for this service. Our transfer agent does charge a wire fee (currently $15) on redemptions paid by wire transfer.

•

We will pay all redemption proceeds by check to your address of record, by wire to a pre-determined bank, or by electronic funds transfer via the ACH network to the bank account established on your Fund account. There is a $15 fee for each wire transfer. If proceeds are sent via the ACH network, the funds are usually available in two to three business days. A signature guarantee is required for all shareholders to change or add telephone redemption privileges after your account is open. For security reasons, requests by telephone will be recorded.

•

We are obligated to redeem shares solely in cash up to the lesser of $250,000 or one percent of the net assets of the Fund during any 90-day period for any one shareholder. We may pay redemptions in excess of that limit wholly or partly by a distribution in kind of readily marketable securities. If we redeem your shares in kind, you could incur brokerage fees in selling the securities received. We do not currently intend to pay redemption proceeds in kind.

•

We may suspend or postpone the right of redemption at times when the NYSE is closed for any reason other than its usual weekend or holiday closings or when trading is restricted or as otherwise permitted by the Securities and Exchange Commission. If you redeem shares within 15 days after they have been purchased by check, we may delay payment of the redemption proceeds until the transfer agent can verify that payment for the purchase of the shares has been (or will be) received, which may take up to 15 days from the date of purchase.

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•

It is very expensive to maintain small accounts; therefore, we reserve the right to redeem shares in any account with a balance of less than $750. Prior to any such redemption, we will give you 30 days written notice during which time you may increase your investment to avoid having your shares redeemed. We will waive the $750 minimum balance requirement if your account balance drops below $750 due to market activity.

•

If you purchased your shares through an authorized agent or other financial intermediary, you also may redeem your shares through that intermediary. Contact that intermediary for information about its requirements. An intermediary may charge a fee for its services.

•	If you are making a redemption request on behalf of a corporation, partnership, trust, fiduciary, executor, or administrator, you must send us written evidence of your authority to act.

•

We will not make your redemption check payable to anyone other than you (using the name shown on the Fund’s records) or your designated bank or broker/dealer for deposit to an account you have authorized.

•

The Fund will not be responsible for any loss resulting from an unauthorized transaction initiated by telephone if the Fund or its transfer agent follows reasonable procedures designed to verify the identity of the caller. Those procedures may include recording the call, requesting additional information and sending written confirmation of the telephone transactions. You should verify the accuracy of the telephone transactions immediately upon receipt of your confirmation statement.

•	If you have moved, indicate your change of address on your redemption request and have each account owner’s signature guaranteed.

Rules That Apply to Redemptions in Retirement Accounts

Shareholders who invest in the Fund through retirement accounts, including Traditional IRAs, Roth IRAs, SEP-IRAs and SIMPLE IRAs, must indicate on their redemption requests whether or not to withhold federal income tax. Redemption requests that fail to elect not to withhold federal income taxes will generally be subject to 10% withholding.

Signature Guarantees

A signature guarantee is a way to protect the Fund and its shareholders by guaranteeing that the person signing a request is really the person he or she claims to be. We try to balance the need to protect the Fund with the inconvenience to you of having your signature guaranteed. You must obtain a signature guarantee on a written redemption request if:

•	you want us to send the redemption check to an address other than the address shown on your account,

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•	you want us to send the redemption check to a bank or brokerage account not previously authorized in accordance with the instructions on your account,

•	the proceeds of the redemption would be more than $10,000,

•	you changed your address of record by telephone or in writing within the last 60 days, or

•	you are redeeming shares that have been issued in certificate form.

The Fund and/or its transfer agent may require a signature guarantee in other instances based on circumstances relative to the particular situation. Your signature must be guaranteed by a bank, member firm of a national securities exchange, savings and loan association, credit union or other entity authorized by state law to guarantee signatures. A notary public cannot guarantee a signature.

SHAREHOLDER SERVICES

Shareholder Accounts. You will receive a quarterly account statement showing transactions in the Fund’s shares with a balance denominated in the Fund’s shares. You will also receive a confirmation showing each purchase, redemption, dividend reinvestment, and change of shareholder address. For a fee, you may obtain a historical transcript of your account by requesting one in writing from U.S. Bancorp Fund Services, LLC. If you transfer ownership of your account, we require each record owner of the account to provide a signature guarantee. For additional information, please call us at 800.828.2759.

To reduce expenses, we may mail only one copy of the Fund’s prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call us at 800.828.2759. We will begin sending you individual copies 30 days after receiving your request.

Changes to Your Address. You may change your address of record over the telephone or in writing. You may change your address by calling us at 800.828.2759. To change your address of record by written request, write to our transfer agent: Skyline Funds, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, WI 53201. All account owners must sign the request. If you are using an overnight courier, send to Skyline Funds, c/o U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Third Floor, Milwaukee, WI 53202. However, if you have changed your address of record within the last 60 days, you may only redeem your shares in writing and must include a signature guarantee.

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Exchange Plan. Skyline offers an exchange plan between the Fund and each of the FAF Funds. All exchanges are made at the net asset value per share next calculated after the receipt of an exchange request. To be effective on that date, a request to exchange Fund shares for shares of either of the FAF Funds, or vice versa, must be received by the purchase or redemption cutoff time described in the FAF Funds’ prospectus, a copy of which can be obtained from us at 800.828.2759.

You may not use the telephone exchange plan for shares for which certificates have been issued or that have been held for fewer than 15 days. Exchanges by telephone are an automatic privilege unless you notify us on your account application that such authorization has been withheld. Unless authorization is withheld, we will honor exchange requests by telephone at 800.828.2759. We record all telephone exchange requests. We, and our transfer agent, will only be liable for losses resulting from unauthorized telephone redemptions if we do not follow reasonable procedures designed to verify the identity of the caller. You should immediately verify your trade confirmations when you receive them. To reduce the risk of any fraudulent instruction, the registration of the account into which shares are to be exchanged must be identical to the registration of the originating account.

We may reject any exchange request if we think accepting it would be harmful to the Fund or to its existing shareholders.

We reserve the right to temporarily or permanently terminate, with or without advance notice, the exchange privilege of any investor who makes in excess of four exchanges per calendar year per account. An exchange is defined as a round-trip transaction between the Fund and the FAF Funds.

Exchanges of shares are taxable events and may result in a gain or loss for federal income tax purposes.

Automatic Investment Plan. Once you have established an account, you have the option to start an Automatic Investment Plan. Systematic investing allows you to make regular investments through automatic deductions from your bank account. Simply complete the appropriate section of the account application and attach a voided check from your bank account.

One of the benefits of systematic investing is dollar cost averaging. Because you regularly invest a fixed amount of money over a period of years regardless of the share price, you buy more shares when the price is low and fewer shares when the price is high. To be effective, dollar cost averaging requires that you invest over a long period of time, but does not assure a profit.

You may call us at 800.828.2759 to make certain changes to your automatic investment plan. You may change the dollar amount of your automatic investment, change the date of your automatic investment, suspend your automatic investments for up to six months or terminate your participation in the plan. You should call us at least five business days prior to your next investment date for these changes to take effect for that investment. You can change your bank account information by sending a

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letter along with a voided check or a withdrawal slip for your new bank account. We will waive the minimum subsequent investment amount of $100 for automatic investments. Automatic investments may be as low as $50 per purchase.

Electronic Funds Purchases. Once you have established an account, you may purchase shares over the telephone by debiting your bank account. To electronically debit your bank account, you must hold your bank account at a financial institution that is an ACH member. Simply complete the appropriate section on the account application form and attach a voided check from your bank account.

The purchase price for the shares will be the net asset value per share next computed after receipt by our transfer agent of your telephone purchase if you call to place your order by the close of regular session trading on the NYSE (usually 3:00 p.m., Central Time). We will initiate most electronic transfers from your bank account to pay for the share purchase within that same business day. We may modify or terminate the ability to purchase shares by phone at any time, or from time to time, without notice to shareholders.

The Fund will not be responsible for any loss resulting from an unauthorized transaction initiated by telephone if the Fund or its transfer agent follows reasonable procedures designed to verify the identity of the caller. Those procedures may include recording the call, requesting additional information and sending written confirmation of the telephone transactions. You should verify the accuracy of the telephone transactions immediately upon receipt of your confirmation statement.

Systematic Withdrawal Plan. You may also arrange for us to redeem shares with a specified dollar value on a periodic basis. Payment will be sent by check to your address of record, or via electronic funds transfer through the ACH network directly to your predetermined bank account. For payment through the ACH network, your bank must be an ACH member. To initiate the Systematic Withdrawal Plan, your account must have a share balance of $5,000 or more and the periodic withdrawal must be in an amount of $100 or more. Skyline may modify or terminate the Systematic Withdrawal Plan at any time, or from time to time, without notice to shareholders.

Retirement Plans. You may use the Fund as an investment vehicle for any of your retirement accounts, including your Traditional IRAs, Roth IRAs, SEP-IRAs and SIMPLE-IRAs, profit sharing or pension plans, custodial tax-deferred annuity plans, other plans maintained by tax-exempt organizations and any and all other qualified plans in which you participate. Master IRA plans and information regarding plan administration, fees, and other details are available from the plan’s distributor and authorized broker-dealers. For more information on opening a retirement plan account with us, please call 800.828.2759.

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FREQUENT TRADING POLICY

The Fund’s Board of Trustees has adopted policies and procedures reasonably designed to prevent frequent trading in Fund shares, commonly referred to as “market timing,” because such activities may be disruptive to the management of the Fund’s portfolio and may increase Fund expenses and negatively impact the Fund’s performance. As described above, the Fund has adopted fair value procedures to minimize these risks. The Fund may be subject to additional risks of frequent trading activities because the securities in which the Fund invests tend to be less liquid and their prices more volatile than the securities of larger capitalization companies. In an effort to prevent frequent trading, the Adviser monitors the trading activities of Fund accounts on a daily basis. If the Adviser determines that an account shows a pattern of excessive trading and/or excessive exchanges and if a determination is made that the shareholder is engaging in market timing activities, the account will be restricted from making additional purchases of shares of the Fund. The Adviser will also notify the Fund’s transfer agent of any of these restrictions and will keep the Board informed periodically regarding the implementation of these frequent trading policies and procedures.

The Fund reserves the right to refuse a purchase order for any reason. We may reject any exchange request (purchase side) if we think accepting it would be harmful to the Fund or to its existing shareholders. Sales or exchanges of Fund shares may be subject to the Redemption Fee, as discussed previously under “Redemption Fees.” Transactions accepted by an authorized agent or other financial intermediary in violation of the Fund’s frequent trading policy are not deemed accepted by the Fund and may be rejected.

Despite the Fund’s efforts to detect and prevent abusive trading activity, there can be no assurance that the Fund will be able to identify all shareholders who may engage in frequent trading and curtail their activity in every instance. In particular, it may be difficult to identify such activity in certain omnibus accounts and other accounts traded through intermediaries. Omnibus accounts are comprised of multiple investors whose purchases, exchanges and redemptions are aggregated and netted before being submitted to the Fund. Consequently, the Fund may not have knowledge of the identity of investors and their transactions as those transactions are submitted to the Fund.

Under a federal rule, the Fund has entered into agreements with all of its intermediaries obligating them to provide, upon a Fund’s request, information regarding the intermediaries’ customers and their transactions. However, there can be no guarantee that all frequent trading activity will be detected, even with those agreements in place. If the Fund was unable to reach such an agreement with an intermediary, the Fund has ceased accepting purchase orders from that intermediary.

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To the degree the Fund is able to detect frequent trading in accounts maintained by intermediaries, the Fund will seek the cooperation of the intermediary to stop that trading. However, there can be no assurance that the intermediary will cooperate in all instances. Certain intermediaries may not presently possess the operational or technical capabilities to track purchase, redemption or exchange orders made by an individual investor. Certain intermediaries, in particular retirement plan administrators and sponsors, may possess other capabilities or utilize other techniques to deter frequent trading upon which the Fund may rely. These other capabilities and techniques may be more or less restrictive than those utilized by the Fund. Accordingly, you should consult with your intermediary to determine what purchase and exchange limitations may be applicable to your transactions.

DISTRIBUTIONS AND TAXES

Distribution Payment and Reinvestment Options. The Fund automatically reinvests your dividends and distributions in additional Fund shares unless you request otherwise. You may have your dividends and distributions paid to you by check, deposited directly into your bank account, or reinvested in the Fund or one of the FAF Funds. If you elect to receive your dividends and distributions by check and the post office cannot deliver the check, or if the check remains uncashed for six months, the Fund reserves the right to reinvest the distribution check in your account at the Fund’s then current net asset value per share and to reinvest all subsequent distributions in shares of the Fund until the Fund receives an updated address from you.

The Fund expects to declare and pay net investment income dividends and distributions of net realized short- and long-term capital gains, if any, at least annually. Because of the kinds of investments the Fund makes, its distributions tend to be generated more from short- and long-term gains than from investment income.

Taxes and Tax Reporting. Please be aware that the following tax information is general and describes certain federal income tax consequences of an investment in the Fund under the Internal Revenue Code of 1986, as amended, and as in effect as of the date of this prospectus. This discussion does not address all aspects of taxation that may be relevant to particular shareholders in light of their own specific circumstances or to particular types of shareholders (such as insurance companies, financial institutions, brokerage dealers and foreign persons) subject to special treatment under the federal income tax laws. You should consult a tax consultant about the federal, state, local and foreign tax consequences to you of your investments in the Fund based upon your particular circumstances.

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Short-term capital gains distributions are generally taxable to you as ordinary income. Under current law, dividends received by individuals from the Fund that are attributable to corporate dividends received by the Fund generally are now taxable at long-term capital gain rates, provided certain holding period and other requirements are met; non-qualifying dividends remain taxable as ordinary income. Capital gain dividends will be taxed as long-term capital gains regardless of how long you have held shares of the Fund. These provisions apply whether you receive a distribution in cash or reinvest it for additional shares. An exchange of the Fund’s shares for shares of another fund or vice versa will be treated as a sale of the first fund’s shares and any gain on the transaction may be subject to federal income tax.

Keep in mind that distributions may be taxable to you at different rates depending on the length of time the Fund held the applicable investment and not the length of time that you held your Fund shares. When you do sell your Fund shares, a capital gain may be realized, except for certain tax-deferred accounts, such as IRA accounts.

If you are permitted to purchase shares of the Fund by means of an in-kind contribution, you should consult your tax advisor regarding the tax consequences of such transaction.

Federal law requires the Fund to withhold taxes on distributions and redemption proceeds paid to shareholders who fail to provide a correct social security number or taxpayer identification number.

In addition, the Fund must also withhold taxes on distributions and redemption proceeds if the Internal Revenue Service notifies the Fund that the taxpayer identification number or social security number furnished by the shareholder is incorrect or that the shareholder has failed to report properly certain interest and dividend income.

Early in each year, you will receive a statement showing the amount and nature of all dividends and capital gain distributions paid to you during the year. The tax status of your dividends and distributions is not affected by whether you reinvest them or receive them in cash. Shareholders who are not subject to income taxation will not be required to pay tax on amounts distributed to them.

Buying and Selling Shares Close to a Record Date. Any dividends or distributions have the effect of reducing the per share net asset value by the amount of the dividends or distributions. Buying Fund shares shortly before the record date for a dividend is sometimes called “buying the dividend.” The entire dividend will be taxable to you, even though a portion of the dividend effectively represents a return of your purchase price.

SHAREHOLDER INQUIRIES

Inquiries should be addressed to Skyline Funds, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, WI 53201. Telephone inquiries may be made at 800.828.2759.

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OUR SERVICE PROVIDERS

U.S. Bancorp Fund Services, LLC is the Fund’s transfer and shareholder servicing agent and provides accounting services to the Fund. U.S. Bank, N.A. is the custodian of the Fund’s assets. The address for U.S. Bancorp Fund Services, LLC is P.O. Box 701, Milwaukee, WI 53201. The address for U.S. Bank, N.A. is Custody Operations, 1555 North River Center Drive, Suite 302, Milwaukee, WI 53212. Managers Distributors, Inc. is the Fund’s distributor and offers the Fund’s shares for sale on a continuous basis. The address for Managers Distributors, Inc. is 800 Connecticut Avenue, Norwalk, Connecticut 06854.

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FINANCIAL HIGHLIGHTS

The following table is intended to help you understand the Fund’s recent past financial performance. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information presented has been audited and reported on by PricewaterhouseCoopers LLP, the Fund’s independent registered public accountants, from 2004 to present. The information for the period from 2001 through 2003 was audited by another independent registered public accounting firm. The auditor’s report, the Fund’s financial statements, and further information about the Fund’s performance is contained in the Fund’s Annual Report and in the SAI, which may be obtained from us free of charge.

Special Equities Portfolio

	Year Ended December 31,
	2006	2005	2004	2003	2002
Net asset value at beginning of year	$25.43	$28.64	$27.78	$20.86	$22.50

Income from investment operations
Net investment loss	(0.09)*	(0.11)*	(0.13)*	(0.06)*	(0.06)*
Net realized and unrealized gain/(loss) on investments	4.86	3.32	4.68	8.54	(1.58)

Total from investment operations	4.77	3.21	4.55	8.48	(1.64)

Less distributions from net realized gains on investments	(4.21)	(6.42)	(3.69)	(1.56)	—
Net asset value at end of year	$25.99	$25.43	$28.64	$27.78	$20.86

Total return	18.71%	10.89%	16.61%	40.71%	(7.29)%
Ratios/supplemental data
Ratio of expenses to average net assets	1.44%	1.47%	1.47%	1.48%	1.48%
Ratio of net investment loss to average net assets	(0.33%)	(0.39%)	(0.47%)	(0.26%)	(0.26%)
Portfolio turnover rate	68%	51%	47%	52%	81%
Net assets, end of year (in thousands)	$566,023	$518,975	$566,356	$524,575	$378,839

*	Based on monthly average shares outstanding.

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Additional sources of information are available to you. The SAI, incorporated by reference into this prospectus, contains detailed information on Skyline Funds’ policies and operation. Shareholder reports contain management’s discussion of market conditions, investment strategies and performance results as of the middle of our fiscal year (the semi-annual report) and our fiscal year end (the annual report). You may obtain free copies of our annual and semi-annual reports, the SAI, or request any other information and discuss your questions about us by writing or calling:

Skyline Funds

c/o U.S. Bancorp Fund Services, LLC

P.O. Box 701

Milwaukee, WI 53201-0701

800.828.2759

You may obtain this and other information about us, free of charge, at our website at www.skylinefunds.com (see the “Contact Us/Request Information” hyperlink).

In addition, you may obtain the information mentioned above and other information about us directly from the Securities and Exchange Commission (SEC). You may visit the SEC online at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. You may obtain information about the Public Reference Room by calling the SEC at 202.551.8090. After paying the appropriate duplicating fee, you may also obtain copies by writing to the SEC’s Public Reference Section at 100 F Street, N.E., Washington, DC 20549-0102 or by e-mail request at publicinfo@sec.gov.

Investment Company Act file number: 811-5022

SKYLINE FUNDS®

Special Equities Portfolio

PROSPECTUS

May 1, 2007

311 South Wacker Drive

Suite 4500

Chicago, IL 60606

800.828.2759

www.skylinefunds.com

Skyline Funds, the Skyline logo, and Special Equities Portfolio are registered service marks of Affiliated Managers Group, Inc.

SKYLINE FUNDS®

311 South Wacker Drive, Suite 4500

Chicago, Illinois 60606

(800) 828.2759

STATEMENT OF ADDITIONAL INFORMATION

May 1, 2007

Skyline Special Equities Portfolio (the “Fund”) is a series of Skyline Funds (“Skyline”). This Statement of Additional Information is not a prospectus. It should be read in conjunction with Skyline’s Prospectus for Skyline Special Equities Portfolio dated May 1, 2007, and any supplement to that Prospectus. The Prospectus can be obtained without charge by calling or writing to Skyline. The Fund’s audited financial statements for the fiscal year ended December 31, 2006 are incorporated herein by reference from the Fund’s annual report to shareholders.

Skyline

Skyline was organized as a Massachusetts business trust on February 4, 1987, and is an open-end, diversified management investment company. Skyline currently has one series of shares, Skyline Special Equities Portfolio, which began operations April 23, 1987. As used in this Statement of Additional Information, “Special Equities Portfolio” means Skyline Special Equities Portfolio. Special Equities Portfolio also is sometimes referred to as the “Fund.” Skyline Asset Management, L.P. (the “Adviser”) provides investment advisory and administrative services to the Fund.

Shares

Under the terms of Skyline’s Agreement and Declaration of Trust, Skyline may issue an unlimited number of shares of beneficial interest without par value for each series of shares authorized by the trustees. Currently, there is one series authorized and outstanding. All shares issued will be fully paid and non-assessable and will have no preemptive or conversion rights. Each share is entitled to participate pro rata in any dividend and other distribution declared by Skyline’s Board of Trustees on shares of that series. All shares have equal rights in the event of liquidation of that series.

Each Skyline share has one vote and fractional shares have fractional votes. As a Massachusetts business trust, Skyline is not required to hold annual shareholder meetings. However, Skyline may call special meetings to elect or remove trustees, change fundamental policies or approve an investment advisory agreement. Upon request of at least 10% of the outstanding shares of Skyline, Skyline will call a special meeting of shareholders for a purpose that requires action by the shareholders.

Under Massachusetts law, the shareholders of Skyline may, under certain circumstances, be held personally liable for Skyline’s obligations. However, Skyline’s Agreement and Declaration of Trust disclaims liability of shareholders, Skyline’s trustees and Skyline’s officers for acts or obligations of Skyline or the Fund, and requires that notice of such disclaimer be given in each agreement, obligation, or contract entered into or executed by Skyline or the Board of Trustees. Skyline’s Agreement and Declaration of Trust provides for indemnification out of the Fund’s assets of all losses and expenses of any shareholder held personally liable for the Fund’s obligations. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is remote, since it is limited to circumstances in which the disclaimer is inoperative and Skyline itself is unable to meet its obligations.

Investment Policies

Temporary Investments. To manage cash inflows or in anticipation of redemptions, the Fund may, from time to time, take temporary investment positions that are inconsistent with its principal investment strategies. When the Adviser believes a temporary defensive position is necessary, the Fund may invest, without limitation, in high-quality, fixed-income securities, commercial paper (which is a promissory note issued by a business to finance short-term needs, including a note with a floating or variable interest rate) and may hold assets in cash or cash equivalents. Taking such a position might prevent the Fund from achieving its investment objective.

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Equity Securities. Under normal circumstances, the Fund invests at least 80% of its net assets, plus any borrowings in equity securities for investment purposes. The Fund will notify shareholders at least 60 days prior to any change in its 80% policy.

Repurchase Agreements. The Fund may invest up to 5% of its net assets in repurchase agreements. Repurchase agreements involve the acquisition by the Fund of an underlying debt instrument, subject to an obligation of the seller to repurchase and the Fund to resell the instrument, at a fixed price, including yield, within a specified term. The Fund could suffer a loss and increased expense in connection with the sale of the securities if the seller does not repurchase them in accordance with the terms of the repurchase agreement. The Fund did not invest in repurchase agreements in the most recent fiscal year and has no present intention of investing in repurchase agreements in the coming year.

Foreign Securities. The Fund may invest in securities of non-U.S. issuers directly or in the form of American Depositary Receipts (ADRs), European Depositary Receipts (EDRs), Global Depositary Receipts (GDRs), or other securities representing underlying shares of foreign issuers. Positions in these securities are not necessarily denominated in the same currency as the common stocks into which they may be converted. ADRs are receipts typically issued by an American bank or trust company, trade in U.S. markets and evidence ownership of the underlying securities. EDRs are European receipts evidencing a similar arrangement. Generally, ADRs, in registered form, are designed for use in the U.S. securities markets and EDRs, in bearer form, are designed for use in European securities markets. GDRs are receipts that may trade in U.S. or non-U.S. markets. The Fund does not expect to invest more than 5% of its net assets in foreign securities, including securities like ADRs, EDRs and GDRs, which represent underlying shares of foreign issuers.

Investment in foreign securities may represent a greater degree of risk than investment in securities of domestic issuers. Investing in securities of non-U.S. issuers, which are generally denominated in foreign currencies, involves certain considerations comprising both risks and opportunities not typically associated with investing in U.S. securities. These considerations include: fluctuations in exchange rates of foreign currencies; possible imposition of exchange control regulation or currency restrictions that would prevent cash from being brought back to the U.S.; less public information with respect to issuers of securities; less governmental supervision of stock exchanges, securities brokers, and issuers of securities; different accounting, auditing and financial reporting standards; different settlement periods and trading practices; less liquidity and frequently greater price volatility; imposition of foreign taxes; and sometimes less advantageous legal, operational and financial protections applicable to foreign subcustodial arrangements. Although the Fund attempts to invest in companies located in countries having stable political environments, there is the possibility of expropriation of assets, confiscatory taxation, seizure or nationalization of foreign bank deposits or other assets, establishment of exchange controls, the adoption of foreign government restrictions, or other political, social or diplomatic developments that could adversely affect investment in these countries.

Real Estate Investment Trusts. The Fund may invest in real estate investment trusts (REITs). REITs are trusts that invest primarily in commercial real estate and/or real estate-related loans. A REIT is not taxed on income distributed to its shareholders or unitholders if it complies with certain requirements under the Internal Revenue Code of 1986, as amended (the

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“Code”) relating to its organization, ownership, assets and income, as well as with a requirement that it distribute to its shareholders or unitholders at least 90% of its taxable income for each taxable year. By investing in REITs indirectly through the Fund, shareholders will bear not only their proportionate share of the Fund’s expenses, but also, indirectly, similar expenses of underlying REITs.

The Fund may be subject to certain risks associated with a REIT’s direct investment in real property and real estate-related loans. A REIT that invests in real estate-related loans may be affected by the quality of the credit extended, is dependent on specialized management skills, is subject to risks inherent in financing a limited number of properties and may be subject to defaults by borrowers and to self-liquidations. In addition, a REIT may be affected by its failure to qualify for tax-free pass-through of income under the Code or its failure to maintain exemption from registration under the Investment Company Act of 1940, as amended (the “1940 Act”).

The Fund tries to avoid investing in REITs that hold residual interests in real estate mortgage investment conduits (“REMICs”) that qualify as “taxable mortgage pools,” or that otherwise expect to generate excess inclusion income, but the Fund may not always be successful in doing so. Under Treasury regulations that have not yet been issued, but may apply retroactively, if the Fund receives excess inclusion income from a REIT, that portion of the income will be subject to federal income tax in all events. These regulations are also expected to provide that excess inclusion income of a regulated investment company, such as the Fund, will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders had received the excess inclusion income directly. In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on unrelated business income, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a foreign shareholder, will not qualify for any reduction in U.S. federal withholding tax. In addition, if at any time during any taxable year a “disqualified organization” (as defined in the Code) is a record holder of shares of the Fund, then the Fund will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the highest federal income tax rate imposed on corporations.

Because information about a REIT’s investments may be inadequate or inaccurate, or because a REIT may change its investment program, the Fund may not be successful in avoiding the consequences described above when it invests in a REIT. Avoidance of investments in REITs that generate excess inclusion income may require the Fund to forego otherwise attractive investment opportunities.

The Internal Revenue Service has issued interim administrative guidance implementing the regulatory principles described in the preceding paragraph to require the Fund to (i) allocate excess inclusion income to shareholders in proportion to dividends, (ii) inform shareholders who are nominees of the amount and character of excess inclusion income allocated to them, (iii) pay

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a tax imposed on excess inclusion income that is allocable to record shareholders that are disqualified organizations, and (iv) apply withholding tax provisions to the excess inclusion income portion of dividends paid to foreign shareholders without regard to any exemption or reduction in tax rate. Pending the issuance of further guidance, the Fund is required, for its taxable years beginning on or after January 1, 2007, (i) to inform all of its shareholders that are not nominees regarding the amount and character of the excess inclusion income allocated to them if the excess inclusion income received by the Fund from all sources exceeds one percent of the Fund’s gross income, or, (ii) if it is not subject to the preceding reporting requirement, to inform all of its shareholders that are not nominees regarding the amount and character of excess inclusion income allocated to them, taking into account only excess inclusion income allocated to the Fund from any REIT whose excess inclusion income in its most recent taxable year ending not later that nine months before the first day of the Fund’s taxable year exceeded 3% of the REIT’s total dividends.

Portfolio Turnover. Although the Fund does not purchase securities with an expectation of rapid turnover, no limitations exist on the length of time that portfolio securities must be held. At times, the Fund may invest for short-term capital appreciation. Portfolio turnover can occur for a number of reasons, such as general conditions in the securities markets, more favorable investment opportunities in other securities or other factors relating to the desirability of holding or changing a portfolio investment. Because of the Fund’s flexibility of investment and emphasis on growth of capital, it may have greater portfolio turnover than that of a mutual fund that has a primary objective of income or maintenance of a balanced investment position. The turnover rate may vary greatly from year to year. A high rate of portfolio turnover, if it should occur, would result in increased transaction expenses. High portfolio turnover also may result in the realization of capital gains or losses and, to the extent net short-term capital gains are realized, any distributions resulting from such gains will be considered ordinary income for federal income tax purposes. (See “Distributions and Taxes” in the Fund’s Prospectus, and “Taxes” in this Statement of Additional Information.)

Disclosure of Portfolio Holdings

Skyline has adopted policies and procedures that are reasonably designed to prevent selective disclosure of the Fund’s portfolio holdings to third parties, other than disclosures that are consistent with the best interests of Fund shareholders. The Fund will disclose its portfolio holdings on a monthly basis on or about the 15th business day of each month by posting this information on its website. Other disclosures of portfolio holdings information will only be made following a determination by Skyline’s Chief Compliance Officer that the disclosures are for a legitimate business purpose (such as to third-party service providers or broker-dealers in connection with the performance of services for the Fund) and that the recipient is subject to a duty of confidentiality and may not trade in securities on the basis of non-public information that may be included in these disclosures until the information is made publicly available. Skyline’s Chief Compliance Officer will monitor the use of the information disclosed by approved recipients and report to the Board of Trustees at least annually regarding these disclosures, and will report any exceptions to this policy to the Board at the next regularly scheduled Board meeting.

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Other than as follows, Skyline does not have any arrangements with any person to make available information about the Fund’s portfolio securities, and Skyline’s policies and procedures prohibit any person or entity from receiving compensation or consideration of any kind in this regard.

The Fund may regularly provide non-public portfolio holdings information to the following third parties in the normal course of their performance of services to the Fund: the independent registered public accounting firm (PricewaterhouseCoopers LLP); the accounting services and transfer agent and custodian (U.S. Bancorp Fund Services, LLC and U.S. Bank, N.A., respectively); the counsel to Skyline and its independent trustees (Bell, Boyd & Lloyd LLP); the proxy voting service (Institutional Shareholder Services); the financial data and analytics provider (FactSet); and regulatory authorities, securities exchanges, and other listing organizations. Disclosures of current portfolio holdings information will be made on a daily basis with respect to the custodian, transfer agent, accounting services, proxy voting service and financial data and analytics provider. Disclosures of portfolio holdings information will be made before the 15th day of the month to Fund accountants, to financial printers on a semi-annual basis in connection with the preparation of public filings, and from time to time in the course of Fund operations. Disclosures of portfolio holdings information may be made to counsel before the 15th day of the month, in connection with periodic meetings of the Board of Trustees and otherwise from time to time in connection with the Fund’s operations.

The entities to which the Fund voluntarily discloses portfolio holdings information are required, either by explicit agreement or by virtue of their respective duties to the Fund, to maintain the confidentiality of the information disclosed, and not to trade based upon such information. These requirements and the disclosure of portfolio holdings to all other parties on the same date are intended to address conflicts of interest between Fund shareholders and any other recipient of portfolio holdings information. There can be no assurance that Skyline’s policies and procedures regarding selective disclosure of Fund portfolio holdings will protect the Fund from potential misuse of that information by individuals or entities to which it is disclosed.

Investment Restrictions

Skyline has adopted certain fundamental investment restrictions that may not be changed without the approval of a majority of the Fund’s outstanding shares. The Fund’s fundamental investment restrictions are as follows:

The Fund may not:

1. Issue senior securities or borrow money except (i) from banks for temporary or emergency purposes in amounts not exceeding 10% of the value of the Fund’s assets at the time of borrowing (including the amount borrowed) (the Fund will not purchase securities when its borrowings exceed 5% of the value of its assets), and (ii) in connection with transactions in options, futures, or futures options.

2. Purchase or sell real estate (although it may purchase securities secured by real estate or interests therein, or securities issued by companies which invest in real estate, or interests therein, except that it may not invest over 10% of the value of its assets in real estate investment trusts).

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3. Invest more than 5% of its assets (valued at the time of investment) in securities of any one issuer, except government obligations or bank certificates of deposit and bankers’ acceptances.

4. Acquire securities of any one issuer which at the time of investment (i) represent more than 10% of the outstanding voting securities of the issuer or (ii) have a value greater than 10% of the value of the outstanding voting securities of any one issuer.

5. Invest more than 5% of its assets (measured at the time of investment) in securities of any issuer with less than three years operating history (including predecessors).

6. Sell securities short or purchase securities on margin (but the Fund may obtain such short-term credits as may be necessary for the clearance of transactions and may make margin payments in connection with transactions in options, futures, and options on futures).

7. Invest more than 25% of its assets (valued at the time of investment) in the securities of companies in any one single industry, except government obligations.

8. Make loans to other persons except that it reserves freedom of action, consistent with its other investment policies and restrictions, to purchase bonds or other debt obligations of types commonly offered publicly or privately and purchased by financial institutions, even though the purchase of such debt obligations may be deemed to be making loans.

9. Underwrite any issue of securities, except as it may be deemed to be an underwriter under the Securities Act of 1933 in connection with the sale of securities in accordance with its investment objective, policies, and limitations.

Skyline also has adopted the following additional restrictions and policies with respect to the Fund (which may be changed by the Board of Trustees without shareholder approval). Under these additional policies and restrictions, the Fund may not:

A. Invest in companies for the purpose of exercising control or management.

B. Acquire securities of other investment companies except (i) by purchase in the open market, where no commission or profit to a sponsor or dealer results from such purchase other than the customary broker’s commission and (ii) where the acquisition results from a dividend, or a merger, consolidation or other reorganization. In addition to this restriction, the 1940 Act provides that the Fund may neither purchase more than 3% of the voting securities of any one investment company nor invest more than 10% of the Fund’s assets (valued at the time of investment) in all investment company securities purchased by the Fund.

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C. Invest in securities of other open-end investment companies.

D. Invest more than 15% of its net assets (valued at the time of investment) in restricted securities or securities which are not readily marketable, including (i) securities subject to legal or contractual restrictions on resale, (ii) fixed time deposits or certificates of deposit subject to withdrawal penalties, other than overnight deposits, or (iii) repurchase agreements which expire in excess of seven days.

E. Invest less than 65% of its total assets in common stocks of small-capitalization issuers.

F. Invest in financial futures, options, or options on financial futures.

G. Invest in commodities or commodity contracts.

Principal Shareholders

The only persons known by Skyline to own of record or “beneficially” (within the meaning of that term as defined in rule 13d-3 under the Securities Exchange Act of 1934) 5% or more of the outstanding shares of the Fund as of March 31, 2007 were:

Name and Address	Percentage of Outstanding Shares Held

Charles Schwab & Co Inc. Special Custody Acct for Exclusive Benefit of Customers Attn: Mutual Funds 101 Montgomery St San Francisco, CA 94104-4151	22.41%

Hartford Life Insurance Co. Deferred Compensation III Separate Account Attn: David Ten Broeck P.O. Box 2999 Hartford, CT 06104-2999	19.18%

National Financial Services LLC ATTN: Mutual Funds Dept 5th FL 200 Liberty Street New York, NY 10281-1003	7.97%

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Name and Address	Percentage of Outstanding Shares Held

State Street Bank as Trustee Cust FBO Citistreet Core Market 1 Heritage Dr. Boston, MA 02171-2105	7.35%

Management of Skyline

The Board of Trustees has overall responsibility for the conduct of Skyline’s affairs. The trustees serve indefinite terms of unlimited duration provided that a majority of trustees always has been elected by Skyline’s shareholders. The trustees appoint their own successors, provided that at least two-thirds of the trustees, after such appointment, have been elected by Skyline’s shareholders. Skyline’s shareholders may remove a trustee, with or without cause, upon the declaration in writing or vote of two-thirds of Skyline’s outstanding shares. A trustee may be removed with or without cause upon the written declaration of a majority of the trustees.

The trustees elect Skyline’s officers. The officers serve until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed or disqualified.

The names of Skyline’s trustees and officers, the year each was first elected or appointed to office, their principal business occupations during at least the last five years and the other directorships they have held are shown below.

Name, Position(s) with Skyline and Age at April 2, 2007	Year First Elected or Appointed to Office	Principal Occupation(s) during Past Five Years	Other Directorships
Trustees who are not “interested persons” of Skyline:

William L. Achenbach, 64, Trustee	1995	President, W.L. Achenbach & Associates, Inc., a financial counseling firm.	None

Lawrence J. Lawson, 51, Trustee	2006	Co-Chairman, Lincoln International LLC (and its predecessor) and Lincoln International Group, providers of investment banking services.	Bell Industries, Inc., JEB, Inc. and Laidlaw Corporation

David A. Martin, 55, Trustee	1995	Attorney and Principal, Righeimer, Martin & Cinquino, P.C., a law firm.	None

Richard K. Pearson, 67, Trustee	1998	Director and President, First DuPage Bank (Westmont, IL) and Director and President, First DuPage Bancorp, Inc. (Westmont, IL).	First Community Bank (Milton, WI); First Community Bancshares Inc.

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Name, Position(s) with Skyline and Age at April 2, 2007	Year First Elected or Appointed to Office	Principal Occupation(s) during Past Five Years	Other Directorships

Trustee who is an “interested person” of Skyline due to his affiliation with Skyline Asset Management, L.P.:

William M. Dutton, 53, President and Trustee	1995	Partner and Senior Advisor, Skyline Asset Management, L.P. Previously, Managing Partner, Research and Portfolio Management until January 1, 2005.	None

Officers of Skyline:

Stephen F. Kendall, 52, Executive Vice President	1998	Partner and Chief Administrative Officer and Director of Marketing, Skyline Asset Management, L.P. since 2005. Previously, Partner and Chief Operating Officer, Skyline Asset Management, L.P.	None

Anthony I. Nanni, 46, Treasurer and Vice President	2007	Chief Financial Officer of Skyline Asset Management, L.P. since 2007. Previously, Controller of Skyline Asset Management, L.P. and, prior to that, Vice President, Morgan Stanley Financial Control Group.	None

Deanna B. Marotz, 41, Chief Compliance Officer	2004	Chief Compliance Officer of Skyline since 2004. Chief Compliance Officer of Skyline Asset Management, L.P. since 2003. Previously, Manager of Marketing Communications of Skyline Asset Management L.P.	None

Christine C. Carsman, 55, Secretary	2004	Vice President and Chief Regulatory Counsel, AMG. Previously, Vice President, Senior Counsel and Director of Operational Risk Management and Compliance, Wellington Management Company, LLP.	None

Geoffrey P. Lutz, 56, Executive Vice President	1995	Partner, Institutional Marketing, Skyline Asset Management, L.P.	None

Michael Maloney, 45, Executive Vice President	1995	Partner and Portfolio Manager, Skyline Asset Management, L.P. since 2005. Previously, Partner, Research and Portfolio Management, Skyline Asset Management, L.P.	None

Michele M. Brennan, 35, Vice President	1998	Fund Marketing and Client Service, Skyline Asset Management, L.P. since 2005. Previously, Director of Fund Marketing, Skyline Asset Management, L.P.	None

Colin J. Dean, 30, Assistant Secretary	2006	Associate Counsel, AMG since 2005. Previously, Associate, Dechert LLP.	None

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The address of the independent trustees, Messrs. Dutton, Kendall, Lutz, Maloney and Nanni and Mses. Marotz and Brennan is c/o Skyline Asset Management, L.P., 311 South Wacker Drive, Suite 4500, Chicago, Illinois 60606. The address of the other officers is: Ms. Carsman and Mr. Dean, c/o Affiliated Managers Group, Inc., 600 Hale Street, Prides Crossing, Massachusetts 01965.

Messrs. Pearson and Dutton serve as members of the Executive Committee. The Executive Committee generally has the authority to exercise the powers of the Board of Trustees during intervals between meetings. During the 2006 fiscal year, the Executive Committee met twice.

Messrs. Achenbach, Lawson, Martin and Pearson serve as members of the Committee of the Independent Trustees (the “Committee”), which functions as an audit committee and a governance committee. Functioning as an audit committee, the Committee approves and recommends that the Board of Trustees ratifies the selection, retention and termination of the independent registered public accountants and confers with the independent registered public accountants regarding the scope and results of the audit of the Fund’s financial statements. Functioning as a governance committee, the Committee makes recommendations to the Board of Trustees regarding Board committees and committee assignments, the Board’s composition, candidates for election as non-interested trustees and the compensation of non-interested trustees, and it oversees the process for evaluating the Board’s functioning. Neither the Committee nor the Board of Trustees will consider shareholder recommendations regarding candidates for election as trustees; however, such recommendations may be made in the form of a shareholder proposal to be presented at any future meeting of shareholders of Skyline. During the 2006 fiscal year, the Committee met five times.

Skyline’s trustees who are not “interested persons” of Skyline, as defined in the 1940 Act, receive from Skyline an annual aggregate retainer of $12,000 and a fee of $1,500 for each meeting of the Board of Trustees (or any committee thereof) attended and are reimbursed for all out-of-pocket expenses relating to attendance at such meetings. As of January 1, 2006, the chair of the Committee receives $2,000 for each meeting of the Committee attended.

The following table sets forth compensation paid by Skyline during the fiscal year ended December 31, 2006, to each trustee of Skyline. Skyline has no retirement or pension plans. The trustees and officers affiliated with the Adviser do not receive compensation from Skyline.

Name of Trustee	Aggregate Compensation from Skyline Funds
William L. Achenbach	$28,000	[2]
William M. Dutton[1]	0
Paul J. Finnegan[3]	10,516	[2]
Lawrence J. Lawson[3]	6,196
David A. Martin	25,500	[2]
Richard K. Pearson	25,500

[1]	Indicates an “interested person” of Skyline, as defined in the 1940 Act.

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[2]

Includes fees deferred during the year pursuant to a deferred compensation plan. Deferred amounts have been invested and reinvested in shares of the Fund or either of two portfolio series of the First American Funds, Inc. – Prime Obligations and Tax Free Obligations, as designated by the trustee. As of December 31, 2006, the value of each of Messrs. Achenbach’s, Finnegan’s and Martin’s deferred compensation account was $125,294, $0 and $119,284, respectively.

[3]	Mr. Finnegan resigned as a trustee effective May 16, 2006. Mr. Lawson was appointed as a trustee on September 25, 2006. The value of Mr. Lawson’s deferred compensation account was $6,465.

Skyline has instituted a deferred compensation plan (the “Plan”) that permits any trustee who is not an “interested person” of Skyline to elect to defer receipt of all or a portion of his or her compensation as a trustee for two or more years. The deferred compensation of a participating trustee is credited to a book reserve account of Skyline when the compensation would otherwise have been paid to the trustee. The value of the trustee’s deferral account at any time is equal to the value that the account would have had if contributions to the account had been invested and reinvested in shares of the Fund or either of two portfolio series of the First American Funds, Inc.—Prime Obligations and Government Obligations, as designated by the trustee. At the time for commencing distributions from a trustee’s deferral account, which is no later than when the trustee ceases to be a member of the Board of Trustees, the trustee may elect to receive distributions in a lump sum or over a period of five years.

As a group, the trustees and officers owned beneficially 1.69% of the Fund as of April 2, 2007. The following table illustrates the dollar range of any equity securities “beneficially” owned (within the meaning of that term as defined in rule 16a-1(a)(2) under the Securities Exchange Act of 1934, as amended) by the trustees of Skyline in the Fund. The dollar range for the securities represented in the table was determined using the net asset value of a Fund share as of the close of business on December 31, 2006.

Name of Trustee	Dollar Range of Equity Securities Beneficially Owned at 12/31/06
William L. Achenbach	Over $100,000
William M. Dutton[1]	Over $100,000
Lawrence J. Lawson[2]	None
David A. Martin	Over $100,000
Richard K. Pearson	Over $100,000

[1]	Indicates an “interested person” of Skyline, as defined in the 1940 Act.

[2]	Mr. Lawson was appointed as a trustee on September 25, 2006. Mr. Finnegan resigned as a trustee effective May 16, 2006.

No trustee who is not an interested person of the Fund owns beneficially or of record any security of the Adviser, Managers Distributors, Inc. (the “Distributor”) or any person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the Adviser or the Distributor.

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Investment Advisory Services

The Adviser provides investment advisory and administrative services to Skyline for the Fund pursuant to an Investment Advisory Agreement dated May 28, 1998 and as amended May 22, 2001 (the “Agreement”). In addition to managing the Fund, the Adviser is a subadviser for another registered investment company and provides separate institutional account management for corporate defined benefit and defined contribution plans (401(k)), endowments, foundations, public funds and high net worth individuals. The Adviser is a Delaware limited partnership that was formed in 1995. The general partner of the Adviser is AMG/Midwest Holdings, Inc., with Affiliated Managers Group, Inc. (“AMG”) as a special limited partner and corporations wholly owned by Messrs. William M. Dutton, William M. Fiedler, Stephen F. Kendall, Geoffrey P. Lutz, Michael Maloney and Mark N. Odegard, respectively, as the limited partners. AMG is a publicly traded Delaware corporation that acquires interests in investment management firms. AMG has its offices at 600 Hale Street, Prides Crossing, MA 01965.

Under the Agreement, the Adviser pays all of the Fund’s ordinary costs and expenses attendant to operating the Fund, except the advisory fees, fee expenses paid to non-interested trustees, organization and initial offering expenses, interest expenses, taxes, portfolio transaction costs, and any extraordinary costs or expenses such as legal accounting, or other costs or expenses not incurred in the course of Skyline’s ongoing operation.

For its management and advisory services, for providing shareholder and investor servicing, and for the assumption of the Fund’s ordinary operating expenses, the Adviser is paid a monthly comprehensive fee from the Fund based on the Fund’s average daily net assets. Under the Agreement, the Fund pays the Adviser a fee at the annual rate of 1.50% of the first $200 million of its average daily net assets, 1.45% of the next $200 million (over $200 million to $400 million), 1.40% of the next $200 million (over $400 million to $600 million), and 1.35% of any excess over $600 million.

The Adviser has contractually agreed to waive a portion of its comprehensive management fee equal to 0.10% of the Fund’s average daily net assets, through April 30, 2008. The waiver’s effect will be to decrease the annual fee rate paid by the Fund on its average daily net assets to 1.40% of the first $200 million, 1.35% of the next $200 million (over $200 million to $400 million), 1.30% of the next $200 million (over $400 million to $600 million) and 1.25% of the next $200 million (over $600 million to $800 million). In addition, the Adviser voluntarily has agreed to add two additional breakpoints to its fees for assets in excess of $800 million in light of the contractual waiver, as follows: 1.20% of the average daily net assets over $800 million to $1 billion and 1.15% of average daily net assets in excess of $1 billion.

The Adviser has agreed that it will reimburse the Fund to the extent that, in any fiscal year, the Fund’s aggregate expenses (including the advisory fee, trustees’ fees and expenses, and reimbursement of organizational expenses, but excluding extraordinary costs or expenses such as legal, accounting, or other costs or expenses not incurred in the normal course of Skyline’s ongoing operation) exceed an annual rate of 1.75% of the Fund’s average daily net assets. Reimbursement, if any, is made monthly.

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The Fund incurred comprehensive management fees to the Adviser totaling $8,112,403, $7,699,389 and $7,830,647 in the fiscal years ended December 31, 2006, 2005 and 2004, respectively.

The Agreement provides that the Adviser shall not be liable for any loss suffered by Skyline or its shareholders as a consequence of any act or omission in connection with investment advisory or portfolio services under the Agreement, except by reason of willful misfeasance, bad faith, or gross negligence on the part of the Adviser in the performance of its duties or from the Adviser’s reckless disregard of its obligations and duties under the Agreement.

The Agreement may be continued from year to year only so long as its continuance is approved annually (a) by the vote of a majority of Skyline’s trustees who are not “interested persons” of Skyline or the Adviser cast in person at a meeting called for the purpose of voting on such approval, and (b) by Skyline’s Board of Trustees or by the vote of a majority (as defined in the 1940 Act) of the Fund’s outstanding shares.

The Adviser specializes in investing in stocks of companies with small market capitalizations. A team of experienced investment professionals manages the Fund. Portfolio management responsibilities are divided among an investment and research group that is comprised of three investment teams each covering specific sectors of the small cap universe.

Portfolio Managers

The members of the investment and research group that have day-to-day portfolio management responsibility are:

William F. Fiedler. Mr. Fiedler is a portfolio manager and a partner of the Adviser. Prior to the establishment of the Adviser in 1995, Mr. Fiedler was employed in the Asset Management Division of Mesirow Financial as a securities analyst. Mr. Fiedler holds a Bachelor of Arts degree from Ripon College and a MBA degree in Finance from the University of Wisconsin-Madison.

Michael Maloney. Mr. Maloney is a portfolio manager and a partner of the Adviser. Prior to the establishment of the Adviser in 1995, Mr. Maloney was employed in the Asset Management Division of Mesirow Financial as a securities analyst. Previously, Mr. Maloney was a vice president and investment analyst at Baker, Fentress & Company. Mr. Maloney earned his Bachelor of Arts degree from DePaul University and his MBA degree in Finance from the University of Wisconsin-Madison.

Mark N. Odegard. Mr. Odegard is a portfolio manager and a partner of the Adviser, joining the Adviser in 1995. He was previously employed by First Chicago Investment Management as an equity research analyst. Mr. Odegard was also formerly employed as a senior financial analyst at Arthur Andersen and Co. Mr. Odegard received his Bachelor of Science and MBA degrees from DePaul University. He is a Certified Public Accountant and Chartered Financial Analyst.

The portfolio managers have responsibility for the day-to-day management of accounts other than the Fund. Information regarding these other accounts is set forth below.

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Number of Other Accounts Managed and Assets by Account Type as of December 31, 2006
Portfolio Manager	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts

William F. Fiedler	1 account, $575.6 million in assets	1 account, $7.3 million in assets	23 accounts, $343.9 million in assets

Michael Maloney	1 account, $575.6 million in assets	1 account, $7.3 million in assets	19 accounts, $333.5 million in assets

Mark N. Odegard	1 account, $575.6 million in assets	1 account, $7.3 million in assets	38 accounts, $333.9 million in assets

None of the accounts set forth above involve an advisory fee that is based on the performance of the account.

Conflicts of Interest. As indicated in the previous table, Messrs. Fiedler, Maloney and Odegard are primarily responsible for the day-to-day management of accounts other than the Fund. Those accounts include another investment company for which the Adviser serves as investment sub-adviser, another pooled investment vehicle, separately managed accounts and the portfolio managers’ personal accounts. The side-by-side management of both the Fund and other accounts may raise potential conflicts of interest for the Adviser. A conflict may exist if the portfolio managers identify a limited investment opportunity that may be appropriate for more than one account, but the Fund is not able to take full advantage of that opportunity due to the need to allocate the opportunity among multiple accounts. The Adviser utilizes certain guidelines and procedures, discussed below, to mitigate the potential of conflicts negatively affecting the Fund or its other accounts.

The overriding principle to be followed in applying the Adviser’s allocation guidelines is to be fair and reasonable to all clients based upon client investment objectives and policies and to avoid even the appearance of favoritism or discrimination among clients. The Adviser has adopted a policy of pro rata allocation per client account based upon order size as determined by the portfolio manager at the time of order entry because the Adviser believes that, in most instances, a pro rata allocation will assure fairness over time. Under certain circumstances, allocation on a basis other than strictly pro rata or based on order size is permitted if the Adviser believes that such allocation is fair and reasonable.

In the event that the Adviser’s access to an investment opportunity is limited (such as in the case of an equity initial public offering (“IPO”)), the Adviser seeks to allocate such investment opportunities in an equitable manner among accounts for which such securities are an appropriate investment, including, where appropriate, proprietary and affiliated accounts. Generally, such allocation shall be made pro rata among accounts based upon the relative size of the accounts for which the security has been determined to be an appropriate investment.

In the case of purchases, no preference is given to clients who may already own the security in question versus clients who do not currently own the security. In the event of unobtainable order size for purchases, including participation in IPOs, and for equities, allocations will generally be made pro rata based upon the appropriate equity asset sizes of accounts.

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Portfolio Manager Compensation. The portfolio managers responsible for managing the Fund are all limited partners of the Adviser. As limited partners, their compensation comes from a combination of salary, a share of the Adviser’s revenue based on their individual ownership position in the Adviser, and a share of the Adviser’s profits based on their individual contribution to the success of the Fund and the Adviser. Total compensation is influenced by the Adviser’s overall profitability, which is directly related to fees generated by the Adviser’s assets under management.

Each portfolio manager’s salary and share of profits of the Adviser are determined by the Adviser’s Executive Committee taking into account many factors, including the portfolio manager’s contribution to the success of the Fund and the Adviser, successful stock selection and favorable sector weightings. Contributions in other sectors of the Fund and other areas of the Adviser, such as trading, client service and marketing, also are considered. There is no set formula for a portfolio manager’s salary and share of profits of the Adviser, and an effort is made to consider a portfolio manager’s long-term pre-tax performance, not just performance during the current year.

The portfolio managers are provided benefits packages comparable to those received by other employees of the Adviser and that include life insurance, health insurance and participation in the Adviser’s 401(k) plan.

Ownership of the Fund. As of December 31, 2006, each portfolio manager beneficially owned shares of the Fund having the indicated dollar ranges.

Name of Portfolio Manager	Dollar Range of Equity Securities in Portfolio Beneficially Owned
William F. Fiedler	Over $1,000,000
Michael Maloney	Over $1,000,000
Mark N. Odegard	$500,001 –$1,000,000

Code of Ethics

The 1940 Act and rules thereunder require that Skyline and the Adviser establish standards and procedures for the detection and prevention of certain conflicts of interest, including activities by which persons having knowledge of Skyline’s investments and investment intentions might take advantage of that knowledge for their own benefit. Skyline and the Adviser have adopted a Code of Ethics to meet those concerns and legal requirements. Although the Code of Ethics does not prohibit employees who have knowledge of Skyline’s investments and investment intentions from engaging in personal securities investing, it does regulate such personal securities investing by these employees as a part of the effort by Skyline and the Adviser to detect and prevent conflicts of interest.

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Portfolio Transactions and Brokerage

Portfolio transactions are placed with those securities brokers and dealers that the Adviser believes will provide the best value in transaction and research services either in a particular transaction or over a period of time. Although some transactions involve only brokerage services, many involve research services as well.

In valuing brokerage services, the Adviser makes a judgment as to which brokers are capable of providing the most favorable net price (not necessarily the lowest commission considered alone) and the best execution in a particular transaction. Best execution connotes not only general competence and reliability of a broker, but specific expertise and effort of a broker in overcoming the anticipated difficulties in fulfilling the requirements of particular transactions, because the problems of execution and the required skills and effort vary greatly among transactions.

In valuing research services, the Adviser judges the usefulness of the research information provided by a broker to the Adviser in managing the Fund. Although the information, e.g., data or recommendations concerning particular securities, sometimes relates to the specific transaction placed with the broker, the research predominately consists of a wide variety of information concerning companies, industries, investment strategy, and economic, financial and political conditions and prospects useful to the Adviser in advising the Fund and other accounts.

The reasonableness of brokerage commissions paid in relation to transaction and research services received is evaluated by the Adviser’s staff on an ongoing basis. The general level of brokerage charges and other aspects of the portfolio transactions for the Fund are reviewed periodically by the Fund’s Board of Trustees.

The Adviser is the principal source of information and advice to the Fund and is responsible for making and initiating the execution of investment decisions. However, the Fund’s Board of Trustees recognizes that it is important for the Adviser, in performing its responsibilities to the Fund, to continue to receive and evaluate the broad spectrum of economic and financial information that many securities brokers have customarily furnished in connection with brokerage transactions, and that in compensating brokers for their services, it is in the Fund’s interest to take into account the value of the information received for use in advising the Fund. Consequently, the commission paid to a broker providing research services may be greater than the amount of commission another broker would charge for the same transaction. The extent, if any, to which receipt of such information may reduce the Fund’s expenses in providing management services to the Fund is not determinable. In addition, the Board of Trustees understands that the Adviser’s other clients also may benefit from the information obtained for the Fund, in the same manner that the Fund also may benefit from information obtained by the Adviser in performing services for others.

The Fund’s transactions in the over-the-counter market are generally executed with broker-dealers acting as agents or with electronic connectivity networks (“ECNs”).

17

The Adviser is further authorized to allocate the orders placed by it on the Fund’s behalf to brokers and dealers who provide research services to the Fund or the Adviser. Although investment decisions for each of the Adviser’s clients (including the Fund) may be the same as those for other clients, independent investment decisions may be made for each client. If both the Fund and other clients purchase or sell the same class of securities on the same day, the transactions will be allocated as to amount and price in a manner considered equitable to each. During the fiscal year ended December 31, 2006, the Fund paid $1,205,083 in brokerage commissions to brokers who furnished research services to the Fund for transactions that totaled $575,308,662.

The following table shows the aggregate brokerage commissions (excluding the gross underwriting spread on securities purchased in underwritten offerings) paid by the Fund during the periods indicated. The increase in aggregate commissions paid from 2005 to 2006 was due to an increase in turnover due to stocks hitting their sale targets. The turnover ratio increased from 51% in 2005 to 68% in 2006. No commissions were paid to persons who were affiliated persons of the Fund as of the time such payments were made.

	Fiscal Year Ending December 31,
	2006	2005	2004
Aggregate commissions	$1,495,924	$1,045,979	$1,015,968

The Adviser may place brokerage transactions with brokers affiliated with the Distributor. Commissions paid to such brokers in any transaction will not exceed those paid by Skyline in similar transactions to other brokers.

Proxy Voting

The Fund has delegated responsibility for proxy voting to the Adviser. The Adviser votes proxies for the Fund’s portfolio securities in accordance with its proxy voting policies and procedures, which the Fund has adopted. When the Adviser votes the Fund’s proxies, the Fund’s economic interest as a shareholder is the Adviser’s primary consideration in determining how the proxy should be voted. When making proxy voting decisions, the Adviser generally adheres to proxy voting guidelines that set forth the Adviser’s proxy voting positions on issues. The Adviser believes the guidelines, if followed, generally will result in the casting of votes in the Fund’s economic best interests. The guidelines are not exhaustive and do not include all potential voting issues. Because proxy issues and the circumstances of individual companies are so varied, there may be instances when the Adviser votes contrary to its general guidelines. The Adviser: (i) attempts to apply its proxy voting policy consistently subject to the circumstances of the individual companies; (ii) documents the reasons for voting; (iii) maintains records of voting activities; and (iv) monitors voting activity for potential conflicts of interest.

The Adviser adheres to an ERISA standard for voting the proxies. ERISA sets forth the tenets under which corporate pension fund assets must be managed and invested. Although ERISA technically governs only the assets of corporate pension plans, the Adviser thinks that in the case of proxy voting the duties of loyalty and prudence as defined within ERISA provide excellent guidance. All votes are reviewed on a case-by-case basis and no issue is considered routine. Each issue will be considered in the context of the company under review.

18

To facilitate its proxy voting process, the Adviser has retained a proxy administration and research service (the “proxy service”) to assist it with in-depth proxy research, vote execution, and the recordkeeping necessary for tracking proxy voting. The proxy service provides the Adviser with research and voting recommendations consistent with the Adviser’s proxy voting policy. The Adviser assesses the proxy service’s recommendations before voting. In every instance where a proxy vote presents a material conflict of interest between the Fund and the Adviser, the Adviser will vote in accordance with the proxy service’s recommendation.

The Fund is required to file with the SEC its complete proxy voting record for the twelve-month period ending June 30, by no later than August 31 of each year. The Fund’s proxy voting record for the twelve-month period ending June 30 will be available by August 31 of each year on the SEC’s website at www.sec.gov or on the Fund’s website at www.skylinefunds.com (see the “Data/Statistics” hyperlink under the heading “Skyline Special Equities Portfolio”) or without charge by calling 800.828.2759.

Purchase and Redemption of Shares

Purchases and redemptions are discussed in the Prospectus under the headings “Types of Accounts,” “Information on Purchasing Shares,” “Information on Redeeming Shares,” and “Shareholder Services.” For services provided by a broker-dealer or other intermediary (called an “intermediary”) with respect to Fund shares held by that intermediary for its customers, the Adviser may pay the intermediary a fee of up to forty basis points of the annual average value of those accounts.

Net Asset Value. In accordance with the federal securities laws, the net asset value of the Fund’s shares is determined as of the close of regular session trading on the New York Stock Exchange (the “NYSE”) (usually 3:00 p.m., Central Time) each day it is open for trading. The Fund’s net asset value per share is determined by dividing the value of all its securities and other assets, less its liabilities, by the number of the Fund’s shares outstanding.

Investments are stated at current value. Each equity security traded on a securities exchange shall be valued at the last current sale price as of the time of valuation on the exchange on which the security is principally traded (the “principal exchange”), or lacking any current reported sale on the principal exchange at the time of valuation, at the most recent bid quotation on the principal exchange. Each over-the-counter security traded in the Nasdaq Stock Market (“NASDAQ”) shall be valued at the Nasdaq Official Closing Price (“NOCP”), as determined by NASDAQ, or lacking an NOCP, the last current reported sale price as of the time of valuation on NASDAQ, or lacking any current reported sale on NASDAQ at the time of valuation, at the most recent bid quotation on NASDAQ. Other securities traded over-the-counter are valued at the last reported bid price. Money market instruments with sixty days or less remaining from the valuation date until maturity are valued on an amortized cost basis. Securities or other assets for which market quotations are not readily available will be subject to a fair value determination either (i) at the valuation most recently used to value the security adjusted, in the case of a security denominated in a foreign currency, for any change in the foreign currency exchange rate on the valuation date in accordance with applicable foreign currency translation procedures; or (ii) made in good faith by Skyline’s Board of Trustees or a committee thereof.

19

The NYSE is currently closed on weekends and on the following holidays: New Year’s Day, the third Monday of January and February, Good Friday, the last Monday in May, Independence Day, Labor Day, Thanksgiving Day, and Christmas.

Redemption in Kind. Skyline currently intends to pay all redemptions in cash and is obligated to redeem shares solely in cash up to the lesser of $250,000 or one percent of the Fund’s net assets during any 90-day period for any one shareholder. However, redemptions in excess of such limit may be paid wholly or partly by a distribution in kind of readily marketable securities. If redemptions are made in kind, the redeeming shareholders might incur brokerage fees in selling the securities received in the redemptions.

Systematic Withdrawal Plan. A systematic withdrawal plan (the “Withdrawal Plan”) is available for shareholders having shares of the Fund with a minimum value of $5,000. The Withdrawal Plan provides for monthly or quarterly checks in any amount not less than $100 (which amount is not necessarily recommended). Payment will be sent by check to your address of record, or via electronic funds transfer through the Automated Clearing House (ACH) network, directly to your predetermined bank account. For payment through the ACH network, your bank must be an ACH member. There are no separate charges to shareholders under the Withdrawal Plan.

Withdrawals are not dividends and to the extent that the amount of the checks received under the Withdrawal Plan exceeds the amount of dividends or capital gains distributions credited to the shareholder’s account, the payment will constitute a depletion of the principal in the shareholder’s account. Withdrawals made concurrently with purchases of additional shares may be inadvisable because of tax consequences. A Withdrawal Plan may be terminated at any time upon written notice by the shareholder or Skyline.A

Frequent Purchase and Redemption Arrangements

The Fund does not have any arrangements with any person to permit frequent purchases and redemptions of Fund shares, and no compensation or other consideration is received by the Fund, the Adviser or any other party in this regard.

Taxes

Skyline intends for the Fund to continue to qualify as a “regulated investment company” under Subchapter M of the Internal Revenue Code. To qualify, the Fund must meet certain income, distribution and diversification requirements. In any year in which the Fund so qualifies, it generally will not be subject to federal income or excise tax if substantially all of its taxable income and capital gains are distributed to shareholders. If Skyline fails to qualify for pass-through tax treatment under Subchapter M, then it would be required to pay taxes on any income and realized capital gains, reducing the amount of income and realized capital gains that would otherwise be available for distribution to Skyline’s shareholders.

20

General Information

Custodian and Transfer Agent. U.S. Bank, N.A., Custody Operations, 1555 North River Center Drive, Suite 302, Milwaukee, WI 53212, acts as Custodian of Skyline’s securities and other assets. As Custodian, U.S. Bank, N.A. is responsible for, among other things, safeguarding and controlling Skyline’s cash and securities, handling the receipt and delivery of securities, and collecting interest and dividends on Skyline’s investments. U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, WI 53201, performs transfer agency, dividend paying agency and portfolio accounting services for the Fund. U.S. Bank, N.A. and U.S. Bancorp Fund Services, LLC are not affiliates of the Adviser or its affiliates.

Independent Registered Public Accountants. PricewaterhouseCoopers LLP, One North Wacker, Chicago, IL 60606, serves as Skyline’s independent registered public accountants, providing services including (i) audit of the annual financial statements, (ii) assistance in connection with Securities and Exchange Commission filings, and (iii) review of the annual income tax returns filed on the Fund’s behalf.

Distributor. The Fund’s shares are offered for sale on a continuous basis through Managers Distributors, Inc. (the “Distributor”), 800 Connecticut Avenue, Norwalk, CT 06854, a wholly-owned subsidiary of Managers Investment Group LLC, an affiliate of AMG, without any sales commissions or charges to the Fund or its shareholders. The Distributor acts pursuant to a written Distribution Agreement with Skyline, which continues from year to year, provided such continuance is approved annually by a (i) majority of the trustees or majority of the outstanding voting securities of the Fund and (ii) majority of the trustees who are not parties to the Agreement or interested persons of any such party. The Adviser pays, as a part of its agreement to pay all of the Fund’s ordinary operating expenses, all expenses in connection with registration of the Fund’s shares with the Securities and Exchange Commission and notice filing fees under the various state blue sky laws and assumes the cost of preparation of prospectuses and other expenses. The Adviser bears all sales and promotional expenses from its own resources.

As agent, the Distributor offers the Fund’s shares to investors in states where the shares are available for sale, at net asset value, without sales commissions or other sales load. The Distributor offers the Fund’s shares only on a best-efforts basis.

The Distributor or another broker affiliated with the Distributor may receive brokerage commissions on purchases and sales of portfolio securities by the Fund. Those amounts, if any, are described under “Portfolio Transactions and Brokerage.”

Financial Statements

The Fund’s audited financial statements for the fiscal year ended December 31, 2006 are incorporated herein by reference from the Fund’s annual report to shareholders.

21

Skyline Special Equities Portfolio

ANNUAL REPORT — December 31, 2006

Skyline Special Equities Portfolio

Skyline Funds

Commentary

December 31, 2006

Overview

Skyline Special Equities Portfolio generated a return of 8.67% for the fourth quarter, compared to an 8.90% return for the Russell 2000 Index and a 9.03% return for the Russell 2000 Value Index. For all of 2006, the Fund generated a return of 18.71%, compared to an 18.37% return for the Russell 2000 Index and a 23.48% return for the Russell 2000 Value Index. Contributing to the large gain in small cap stock prices for both the fourth quarter and all of 2006 were strong corporate earnings and a high level of mergers and acquisition (M&A) activity. The major macroeconomic issues facing investors in 2006 were a housing-related slow down in the domestic economy, low long term interest rates and a decline in energy prices from their peaks early in the year. As was the case with small cap stocks in general, the excellent absolute returns generated by the Fund during the fourth quarter and full year 2006 were a result of strong underlying fundamentals and heightened M&A activity. On a relative basis, particularly when comparing its results to the Russell 2000 Value Index, the Fund suffered from a comparatively low weighting in the strong performing REIT group and utilities sector.

Market Review

Stocks rose sharply in the fourth quarter, as indicated by the 8.90% and 9.03% gains posted by the Russell 2000 and Russell 2000 Value Indexes respectively, and by the 6.70% gain recorded by the S&P 500 Index. Several factors contributed to the strong gains. Early in the fourth quarter, small companies reported that their third quarter earnings had risen at a double-digit rate on a year-over-year basis. Announced global M&A volume was up 51% over the prior year’s fourth quarter. Crude Oil, which had peaked at $77 a barrel in the third quarter, hit an annual low of $56 a barrel late in the quarter before ending the year at $61. Additionally, long term interest rates remain at relatively low levels. The 10 Year US Treasury Bond ended the year yielding 4.71%, up from 4.39% a year ago but down from its recent peak of 5.25% in June of 2006. Although U.S. real GDP growth is estimated to have decelerated to 1.9% in the fourth quarter from 5.6% as recently as the first quarter of 2006, the strength in stock prices during the quarter appears to indicate that investors believe we are in a “goldilocks” economy – slow enough to ease inflationary pressures, but not so slow as to prevent continued corporate earnings growth. Supporting that viewpoint is the fact that the Federal Reserve has not felt the need to raise or lower rates, having held its target for the federal funds rate at 5.25% since June of 2006.

Using the Russell 2000 Value Index as the benchmark, and focusing on only those sectors that make up a meaningful percentage of the index, every sector posted gains for the quarter. Economically sensitive sectors such as materials and processing and autos and transportation were among the best performers during the quarter. Defensive sectors, such as health care and utilities, were among the quarter’s laggards, although consumer staples was an exception. The strength in economically

Commentary is a representation of Skyline Asset Management, L.P. and is unaudited. Annual Report – December 31, 2006	1

sensitive stocks and the weakness in defensive stocks during the fourth quarter appear at odds with the deceleration in United States GDP. A possible explanation for this apparent contradiction is the fact that economies outside the U.S. remain quite healthy, and domestic companies are generating a greater percentage of their revenues overseas. Additionally, materials and processing, producer durables, and autos and transportation companies are relatively heavy users of fuel and/or raw materials derived from petrochemicals and are likely to be the biggest beneficiaries of the decline in energy prices during the quarter.

For all of 2006, stocks generated exceptional returns, as evidenced by the 18.37% return for the Russell 2000 Index, 23.48% return for the Russell 2000 Value Index and 15.79% return for the S&P 500 Index. The same trends that drove strong fourth quarter results contributed to the full year’s gains. Double digit earnings growth, an active M&A environment, relatively low long term interest rates, and a peaking and subsequent decline in energy prices all helped propel stock prices higher.

Every sector of the benchmark generated positive returns for 2006. Five sectors generated returns of over 25% for the year, including the economically sensitive materials and processing and producer durables sectors and the higher than average dividend yielding utilities sector and the REIT group, which is included in the financial services sector. Although most commodity prices have retreated recently, they are still near multi-year highs due to strong demand from economies outside the United States. Higher material prices are helping drive strong earnings for materials and processing companies and the producer durables companies that provide equipment to them. Despite a strong global economy, interest rates in the United States remain at relatively low levels due to concerns about the potential for a recession in this country. In a low interest rate environment, investors place a higher premium on dividend paying companies. REITs are benefiting further from the higher valuations being placed on office buildings and other non-residential real estate. Among the lagging sectors was the autos and transportation sector, whose auto suppliers were hurt by weak big three auto sales, and whose trucking stocks were hurt by the slowing economy. Stocks in the other energy sector also underperformed, in conjunction with the decline in oil and gas prices from their peaks earlier in the year.

Continuing a trend in place for most of this decade, small cap stocks outperformed large cap stocks. The S&P 500 Index’s gain of 15.79% for all of 2006 fell short of the 18.37% return posted by the Russell 2000 Index. The outperformance of small cap stocks, which began in April 1999 and ended in May of 2006 was the second longest small cap cycle ever recorded, driven by the extreme relative undervaluation of small cap stocks at the start of the cycle and the strong relative earnings growth posted by small caps over most of the cycle. Although the recent small cap cycle was impressive given its length, it was less impressive in terms of magnitude. During the recent small cap cycle, small cap stocks generated a cumulative return of 109.1% (11.2% annualized) and an annualized excess return over large caps of 10.0% per year. These are the lowest absolute and relative returns of the six small cap cycles since 1932 and well below the average cumulative return of 512.1% (33.0% annualized) and annualized excess return of 12.8%. The well below average cumulative return generated by small cap stocks during this cycle was due in large part to its inception near the peak of the technology and large cap growth stock bubble, when the economy was quite healthy. Stocks had

2	Commentary is a representation of Skyline Asset Management, L.P. and is unaudited. Annual Report – December 31, 2006 to endure a couple of very difficult economic years before turning up in early 2003. Unlike the current cycle, most small cap cycles start towards the end of a recession, so the economy acts as a wind at the back of small cap stocks throughout the entire period of relative outperformance.

Most of the outperformance of small caps versus large caps in 2006 was achieved in the first quarter of 2006. Despite small caps’ fourth quarter outperformance, large caps led small caps for the final nine months of 2006, when the S&P 500 Index returned 11.12% compared to a 3.89% return for the Russell 2000 Index. More recently, small cap and large cap valuations are similar, and earnings growth rates are comparable as well. This makes it less likely that small caps will be able to retain their leadership over large caps on a consistent basis.

In 2006, small cap value stocks outperformed small cap growth stocks for the sixth time in seven years as indicated by the 23.48% return generated by the Russell 2000 Value Index and the 13.35% return generated by the Russell 2000 Growth Index. The Russell 2000 Value Index benefited from comparatively heavy weightings in the strong performing REIT group and utilities sector, while the Russell 2000 Growth Index suffered from relatively heavy weightings in the underperforming technology, health care, and consumer sectors.

Portfolio Review

Solid fundamentals for the companies in the Fund helped drive stock price gains. The median year-over-year increase in quarterly earnings reported by companies in the Fund during the fourth quarter was 14.3%, and we are estimating their median earnings growth over the next twelve months will be 12.6%. In addition, four Fund companies received takeover offers during the quarter.

The financial services and technology sectors contributed most to the Fund’s absolute and relative performance during the fourth quarter. The financial services sector’s large absolute contribution benefited from strong stock selection and its large weighting in the Fund. Four of the top ten performing stocks during the quarter were from this sector, including Clark, Inc., a benefits broker, which received a takeover offer that represented a 32% premium to Clark’s stock price at the time. On a relative basis, strong stock selection within the financial services sector more than offset its lower weighting compared to the benchmark. The technology sector benefited from strong stock selection and a heavy weighting on both an absolute basis and relative to the benchmark. Kanbay International, Inc., an information technology services provider, had already seen significant appreciation in its stock price due to strong fundamentals when it received a buyout offer that provided an additional 16% boost to its price.

The materials and processing sector detracted most from the Fund’s relative performance during the quarter. NCI Building Systems, Inc., a large holding in the sector, saw its price decline due to some investors’ disappointment that strong top line results did not lead to improved margins. In addition, the Fund is typically underweighted in more commodity oriented industries like steel and agricultural chemicals, which performed well during the quarter.

Commentary is a representation of Skyline Asset Management, L.P. and is unaudited. Annual Report – December 31, 2006	3

For all of 2006, the Fund’s strong absolute gain reflects solid underlying fundamentals, and solid stock selection in several sectors. Additionally, nine Fund holdings received takeover offers during the year.

The technology sector contributed most to the Fund’s performance in 2006 on both an absolute basis and relative to the benchmark, due to strong stock selection and its heavy weighting in the Fund. Along with Kanbay, SMART Modular Technologies (WWH), Inc., a provider of memory subsystems to technology OEMs, was a significant contributor to the Fund’s return as its stock price responded positively to better than expected fundamentals. The producer durables sector was also a major contributor to the Fund’s absolute and relative returns, led by stocks that benefited from strong earnings such as CommScope, Inc., a provider of wire and cable, and Acuity Brands, Inc., a manufacturer of lighting products for commercial buildings.

The financial services and utilities sectors detracted most from the Fund’s performance relative to the benchmark. The Fund’s financial services stocks underperformed those of the benchmark due primarily to an underweighted position in the strong performing REIT group. REITs have outperformed the S&P 500 Index for seven years in a row, and on some measures their relative valuations are currently 2 times their long-term averages, making it difficult for us to find attractive opportunities in the sector. In addition, a large decline in Scottish Re Group Limited, a life reinsurer, negatively impacted the Fund in 2006. Although we liked Scottish Re’s valuation and believed it would benefit from improving industry trends, a large equity write down caused investors to reassess its growth prospects. The Fund was also underweighted in utilities stocks, particularly electric and gas utilities. The general slow growth nature of those industries makes it difficult for us to find stocks that meet our growth criteria. Utilities performed strongly during 2006 due to investors’ desire for higher dividend yields.

Outlook

The current economic expansion is now over five years old, which is three months longer than the typical post-World War II expansion. In terms of magnitude, the current expansion has not exhibited particularly robust GDP growth. However, corporate earnings growth has been exceptional. S&P 500 Index earnings have cumulatively grown 224% in this expansion (albeit from very depressed levels at the start of the cycle) compared to 85% for the typical post-World War II expansion. An increase in operating margins, as companies outsource and produce more in low-cost offshore locales, has been a major contributor to the earnings gains. Profit margins for S&P Industrials companies now stands at 7.9%, compared to 4.3% at the beginning of this cycle and a 5.5% historical median. S&P 500 Index companies had posted double digit earnings growth every quarter since the first quarter of 2002.

This long stretch of prosperity has helped strengthen corporate balance sheets and has left managements feeling confident about their companies’ prospects. Underleveraged balance sheets and optimistic managements, when combined with favorable borrowing conditions and record amounts of private equity capital that needs to be put to use, create a very attractive environment for M&A activity. The year 2006 set a record for global M&A activity, and with over $700 billion in unused private equity capital, the outlook for 2007 is positive as well.

4	Commentary is a representation of Skyline Asset Management, L.P. and is unaudited. Annual Report – December 31, 2006

Strong earnings trends, record operating margins, solid balance sheets, optimistic managements, favorable borrowing conditions, and large pools of untapped liquidity all make for a positive case for stocks. However, it is important to remember that stocks perform best when the environment is improving, and it is hard to see things getting much better from the current conditions. When the current bull market, which has seen the Russell 2000 Index increase 142.16%, started back in October of 2002, we were just coming off one of the worst earnings recessions on record, margins were depressed, several areas of the economy were suffering from too much debt, managements were fearful, and investors were demanding significant premiums to lend to below investment grade companies.

Our current viewpoint on the market is mixed. It is quite possible that the elements in place today are creating a positive environment for stocks that will continue for the foreseeable future. If that occurs, earnings growth can continue and M&A activity may provide support for equity valuations. However, history tells us that the best time to buy stocks is when things look bleakest and to be cautious when things appear to be as good as they can get.

Commentary is a representation of Skyline Asset Management, L.P. and is unaudited.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.skylinefunds.com.

The Russell 2000 Value Index is an unmanaged, value-oriented index comprised of small stocks that have relatively low price-to-book ratios. The Russell 2000 Index is an unmanaged, market value weighted index comprised of small-sized companies. The S&P 500 Index, a widely quoted stock market index, includes 500 of the largest companies publicly traded in the United States. All figures take into account reinvested dividends. You cannot invest directly in an index.

There are risks of investing in a fund that invests in stocks of small sized companies, which tend to be more volatile and less liquid than stocks of large cap companies. There are also risks in investing in value-oriented stocks, including the risk that value-oriented stocks will underperform growth-oriented stocks during some periods.

The discussion of the Fund’s investments and investment strategy represent the views of Skyline Asset Management, L.P., the Fund’s investment adviser, at the time of this report. The Fund’s investments are subject to change and should not be considered a recommendation to buy individual securities.

This report is not authorized for distribution unless accompanied or preceded by a current prospectus.

Distributor: Managers Distributors, Inc., member NASD.

Sources: Skyline Asset Management, L.P., Frank Russell Company, and FactSet.

Annual Report – December 31, 2006	5

Performance (%)

	4Q 2006*	2006	3 yrs	5 yrs	10 yrs	Since Inception**
Special Equities	8.67	18.71	15.35	14.90	11.94	14.41
Russell 2000 Value	9.03	23.48	16.48	15.37	13.27	12.75
Russell 2000	8.90	18.37	13.56	11.39	9.44	10.04
S&P 500	6.70	15.79	10.44	6.19	8.42	10.98

Change in Value of a $10,000 Investment

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.skylinefunds.com. The performance for the one, three, five and ten years ended December 31, 2006, and for the period April 23, 1987 (inception) through December 31, 2006, is an average annual return calculation.

The table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

*	Not annualized.

**	Performance for the Fund, the Russell 2000 Index, and the S&P 500 Index reflects the Fund’s inception date of April 23, 1987. The Russell 2000 Value performance reflects an inception date of May 1, 1987.

6	Annual Report – December 31, 2006

Historical Performance	Special Equities	Russell 2000 Value	Russell 2000	S&P 500
2006	18.7	23.5	18.4	15.8
2005	10.9	4.7	4.6	4.9
2004	16.6	22.3	18.3	10.9
2003	40.7	46.0	47.3	28.7
2002	-7.3	-11.4	-20.5	-22.1
2001	13.9	14.0	2.5	-11.9
2000	24.2	22.8	-3.0	-9.1
1999	-13.3	-1.5	21.3	21.0
1998	-7.2	-6.5	-2.6	28.6
1997	35.4	31.8	22.4	33.4
1996	30.4	21.4	16.5	23.0
1995	13.8	25.8	28.5	37.6
1994	-1.2	-1.5	-1.8	1.3
1993	22.8	23.8	18.9	10.1
1992	42.4	29.1	18.4	7.6
1991	47.4	41.7	46.0	30.5
1990	-9.3	-21.8	-19.5	-3.1
1989	24.0	12.4	16.3	31.7
1988	29.7	29.5	25.0	16.6
1987*	-16.9	-21.5	-24.4	-12.0

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.skylinefunds.com.

The table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

*	Performance for the Fund, the Russell 2000 Index, and the S&P 500 Index reflects the Fund’s inception date of April 23, 1987. The Russell 2000 Value performance reflects an inception date of May 1, 1987.

Annual Report – December 31, 2006	7

Portfolio Characteristics

	Special Equities	Russell 2000 Value	Russell 2000	S&P 500
P/E (excluding negative earnings)	15.5	17.3	19.3	16.5
Price/Book	1.86	1.81	2.33	2.85
Price/Sales	0.88	0.94	1.17	1.51
EPS Growth—3yrs. (historical)	17.1%	9.7%	14.6%	16.2%
EPS Growth—1 yr. (forecasted)	12.7%	7.4%	12.7%	14.4%
Market Capitalization
(weighted median) ($ millions)	$1,181	$1,144	$1,143	$57,908
Net Assets	$566 million
Number of holdings	64
Ticker symbol:	SKSEX
Cusip:	830833208
Net Asset Value (per share):	$25.99
Initial investment:	$1,000
Subsequent investment:	$100

Top Ten Holdings

% of net assets
iStar Financial Inc.
Commercial real estate lender	3.2%
Cytec Industries Inc.
Specialty chemicals	3.2%
Centene Corporation
Medicaid managed care	2.8%
Reinsurance Group of America, Incorporated
Life reinsurer	2.8%
Crane Co.
Industrial conglomerate	2.6%
NCI Building Systems, Inc.
Metal buildings	2.5%
Heidrick & Struggles Int’l., Inc.
Executive search and leadership consulting services	2.4%
MCG Capital Corporation
Business development company	2.2%
The Toro Company
Turf maintenance products	2.1%
The Hanover Insurance Group, Inc.
Property and casualty insurance	2.1%
Top Ten Holdings	25.9%

Fund holdings are subject to change and should not be considered a recommendation to buy individual securities.

8	Annual Report – December 31, 2006

Sector Performance (%) (as of December 31, 2006)

4Q06**

	Special Equities		Russell 2000 Value	Russell 2000
Health Care	20.1		8.3	8.0
Other Energy	17.1		8.9	9.8
Financial Services	12.5		6.6	6.7
Technology	11.4		7.1	7.6
Autos And Transportation	9.2		11.5	10.6
Consumer Discretionary	9.1		11.2	10.5
Materials And Processing	3.7		14.3	12.9
Producer Durables	1.2		9.7	9.4
Utilities	-5.2		8.6	8.2
Consumer Staples	NA	*	15.1	13.1
Integrated Oils	NA	*	-5.5	-1.1
Other	NA	*	16.5	9.2

YTD 2006

	Special Equities		Russell 2000 Value	Russell 2000
Technology	31.2		20.9	13.8
Autos And Transportation	30.7		9.7	12.4
Producer Durables	30.0		31.5	25.3
Materials And Processing	27.6		37.9	31.0
Consumer Discretionary	13.4		20.1	15.8
Financial Services	13.2		19.7	19.2
Other Energy	10.3		11.6	12.5
Utilities	4.8		31.1	29.1
Consumer Staples	NA	*	23.8	31.4
Health Care	NA	*	19.3	8.9
Integrated Oils	NA	*	47.2	24.6
Other	NA	*	33.7	12.1

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.skylinefunds.com.

*	Not applicable

**	Not annualized

Sector Weightings (as of December 31, 2006)

Fund holdings are subject to change and should not be considered a recommendation to buy individual securities. Sector weightings are shown as a percentage of total net assets.

Annual Report – December 31, 2006	9

Stock Highlights

The Hanover Insurance Group, Inc. (THG)

THG is a leading regional provider of property and casualty insurance. We believe THG will deliver above average earnings growth over the next several years due to accelerating revenue growth and improving margins. Revenue growth will be driven by market share gains. THG is taking share from smaller competitors without the resources to develop the systems that THG has implemented, which allow independent agents to quickly and accurately quote a wide spectrum of automobile owners. In addition, THG’s commitment to independent agents allows it to take share from many larger competitors that are bypassing agents and marketing directly to consumers. THG has made significant investments in systems and upgrading its management team, and now has an infrastructure capable of handling a much higher level of revenues. As revenue grows, expenses will grow more slowly, leading to margin expansion. Despite these positive attributes, THG sells at a modest premium to its book value and at a low multiple of current earnings.

Perot Systems Corporation (PER)

PER is a global provider of information technology services. PER offers the following services: consulting, infrastructure outsourcing, business process outsourcing, systems development, and application maintenance. The majority of PER’s revenues are derived from long-term contracts. PER’s main focus is the healthcare sector, which generates 47% of PER’s revenues. The healthcare market is an attractive market, currently growing at a double-digit rate. PER is able to offer its customers substantial savings on its services as 29% of its work force is in India. PER’s revenue and earnings growth have been masked by the ending of a large contract. This appears to be an isolated occurrence, and we expect growth to return as we move through 2007. PER stock is very reasonably valued with a P/E in the mid-teens, a very strong balance sheet, and a $1.85 in net cash per share.

Fund holdings are subject to change and should not be considered a recommendation to buy individual securities.

10	Annual Report – December 31, 2006

Glossary of Investment Terms

Earnings Per Share (EPS) A company’s net income divided by its outstanding shares.

Earnings Per Share growth – 3 yrs (historical) The compounded annual growth rate of a company’s EPS over the last 3 years.

Earnings Per Share growth – 1 yr (forecasted) Analysts’ consensus forecast for a company’s growth in operating EPS over the immediate future 12 months.

Market Cap Dollar Weighted Median An indicator of the size of companies in which a fund invests; the mid-point of market capitalization (market price times shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest below it.

Price/Book Ratio The share price of a stock divided by its net worth, or book value, per share.

Price/Earnings (P/E) Ratio An indicator of the relative valuation of the stocks in which a fund invests. For stocks the ratio is calculated by taking the stock’s current price to its per-share earnings over the past 12 months. For a fund, the P/E ratio is the average of the P/E ratios of the fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock.

Price/Sales Ratio The ratio of a stock’s current price to its per-share revenue over the past 12 months.

Annual Report – December 31, 2006	11

Portfolio Holdings as of December 31, 2006

	Company Description	Number Shares	Market Value
COMMON STOCKS
Autos & Transportation – 6.0%
Autos – 2.2%
Aftermarket Technology Corp.[a]	Provider of remanufactured transmissions	328,513	$6,990,757
American Axle & Mfg. Holdings, Inc.	Auto parts manufacturer	296,347	5,627,630

			12,618,387
Other Transportation – 3.8%
Interpool, Inc.	Container leasing firm	397,621	9,288,427
Ryder System, Inc.	Truck leasing company	82,600	4,217,556
SkyWest, Inc.	Regional Airline	307,362	7,840,805

			21,346,788

Total Autos & Transportation			33,965,175
Consumer Discretionary – 18.0%
Commercial Services – 5.8%
Adesa, Inc.	Wholesale vehicle auctioneer	261,114	7,245,914
Heidrick & Struggles Intl., Inc.[a]	Executive search and leadership consulting services	314,265	13,312,265
Navigant Consulting, Inc.[a]	Provider of financial and legal consulting to business	607,271	11,999,675

			32,557,854
Consumer Products/Services – 2.2%
The Toro Company	Turf maintenance products	260,338	12,139,561
Printing/Publishing – 1.7%
Consolidated Graphics, Inc.[a]	Printing Services	164,000	9,687,480
Restaurants – 2.3%
Rare Hospitality[a]	Steakhouse operator	192,849	6,350,518
The Steak n Shake Company[a]	Casual dining	392,445	6,907,032

			13,257,550
Retail – 6.0%
Big 5 Sporting Goods Corporation	Regional sporting goods retailer	397,422	9,705,045
Jos. A. Bank Clothiers, Inc.[a]	Men’s clothing retailer	359,053	10,538,206
MarineMax, Inc.[a]	Recreational boat retailer	216,900	5,624,217
Talbots, Inc.	Women’s clothing retailer	344,300	8,297,630

			34,165,098

Total Consumer Discretionary			101,807,543
Financial Services – 28.4%
Banks/Thrifts – 4.1%
Placer Sierra Bancshares	Regional bank	276,133	6,563,681
Prosperity Bancshares, Inc.	Regional bank	280,550	9,681,781
Provident Bankshares Corporation	Commercial bank	205,600	7,319,360

			23,564,822

12	Annual Report – December 31, 2006

	Company Description	Number Shares	Market Value
Insurance – 14.9%
Aspen Insurance Holdings Limited	Property & casualty reinsurance	412,573	$10,875,424
Clark, Inc.	Insurance brokerage and consulting	381,749	6,348,486
Delphi Financial Group, Inc.	Accident & health insurance	229,929	9,302,927
RAM Holdings, Inc.[a]	Financial guaranty reinsurance	504,414	7,208,076
Reinsurance Group of America, Inc.	Life reinsurer	283,547	15,793,568
Seabright Insurance Holdings[a]	Property & casualty insurance	424,516	7,645,533
The Hanover Insurance Group, Inc.	Property & casualty insurance	246,400	12,024,320
Triad Guaranty Inc.[a]	Mortgage insurance	101,105	5,547,631
U.S.I. Holdings Corporation[a]	Insurance brokerage	617,666	9,487,350

			84,233,315
Other Financial Services – 6.2%
CompuCredit Corporation[a]	Sub-prime credit cards	270,131	10,753,915
Cowen Group, Inc.[a]	Investment bank	394,733	8,348,603
MCG Capital Corporation	Business development
	company	609,794	12,391,014
United Panam Financial Corp.[a]	Sub-prime auto lender	248,819	3,423,749

			34,917,281
Real Estate Investment Trusts – 3.2%
iStar Financial Inc.	Commercial real estate lender	377,473	18,050,759

Total Financial Services			160,766,177
Health Care – 2.8%
Health Care Services – 2.8%
Centene Corporation[a]	Medicaid managed care	649,112	15,948,682

Total Health Care			15,948,682
Materials & Processing – 8.4%
Building/Construction Products – 2.5%
NCI Building Systems, Inc.[a]	Metal buildings	270,131	13,979,279
Engineering & Construction – 1.2%
Dycom Industries, Inc.[a]	Specialty contracting services	322,200	6,804,864
Other Materials/Metals – 1.4%
Walter Industries, Inc.	Natural resources & water products	303,906	8,220,657
Specialty Chemicals – 3.3%
Cabot Microelectronics Corporation[a]	CMP slurries	17,800	604,132
Cytec Industries Inc.	Specialty chemicals	318,565	18,002,108

			18,606,240

Total Materials & Processing			47,611,040

Annual Report – December 31, 2006	13

Portfolio Holdings as of December 31, 2006 (continued)

	Company Description	Number Shares	Market Value
Other Energy – 1.9%
Equipment & Services – 1.2%
Key Energy Services, Inc.[a]	Workover services provider	455,934	$7,135,367
Exploration & Production – 0.7%
Newfield Exploration Company[a]	Oil & gas producer	81,811	3,759,215

Total Other Energy			10,894,582
Producer Durables – 8.8%
Aerospace – 1.1%
Curtiss-Wright Corporation	Aerospace & defense components mfg.	170,352	6,316,652
Diversified Manufacturing – 4.2%
Carlisle Companies Incorporated	Industrial conglomerate	116,226	9,123,741
Crane Co.	Industrial conglomerate	393,933	14,433,705

			23,557,446
Electrical Equipment – 1.6%
Belden CDT Inc.	Networking cable
	manufacturer	104,399	4,080,957
Diebold, Incorporated	Manufacturer of ATMs	103,932	4,843,231

			8,924,188
Machinery – 1.9%
Tennant Company	Manufacturer of floor care products	68,100	1,974,900
United Rentals, Inc.[a]	Equipment rental	357,350	9,087,410

			11,062,310

Total Producer Durables			49,860,596
Technology – 19.8%
Distribution – 1.6%
Synnex Corporation[a]	Distributor of PCs and peripherals	401,104	8,800,222
Electronic Components – 5.6%
AMIS Holding, Inc.[a]	Manufacturer of analog
	semiconductors	668,470	7,065,728
Fairchild Semiconductor Int’l., Inc.[a]	Semiconductors	487,631	8,197,077
HutchinsonTechnology[a]	Manufacturer of disk drive
	components	225,176	5,307,398
SMART Modular Technologies (WWH), Inc.[a]	Manufacturer of memory modules	818,259	11,013,766

			31,583,969
Other Technology – 4.4%
Benchmark Electronics, Inc.[a]	Contract manufacturer	376,189	9,163,964
Electronics for Imaging, Inc.[a]	Products that support color printing	399,732	10,624,877
Park Electrochemical Corporation	Advanced electronic materials	185,912	4,768,643
Plexus Corp.[a]	Contract manufacturer	15,418	368,182

			24,925,666

14	Annual Report – December 31, 2006

	Company Description	Number Shares	Market Value
Services – 2.0%
Perot Systems Corp.[a]	IT consulting	682,123	$11,179,996
Software – 1.7%
ParametricTechnology Corp[a]	Design & collaboration software	542,575	9,777,202
Telecommunications – 4.5%
ADCTelecommunications, Inc.[a]	Manufacturer of connectivity products	308,200	4,478,146
Andrew Corp[a]	Manufacturer of equipment for cell sites	1,046,643	10,707,158
Arris Group, Inc.[a]	Manufacturer of equipment for broadband networks	427,624	5,349,576
Stratex Networks, Inc.[a]	Manufacturer of microwave radios	1,004,958	4,853,947

			25,388,827

Total Technology			111,655,882

Utilities – 1.6%
Telecommunication Services – 1.6%
Cincinnati Bell, Inc.[a]	Local wireline and wireless services	1,993,334	9,109,536

Total Utilities			9,109,536

TOTAL COMMON STOCKS – 95.7% (Cost $457,879,114)			541,619,213
MONEY MARKET INSTRUMENTS
Prudential Commercial Paper, 5.11%, due 01/02/07			17,977,448
US Bank Commercial Paper, 5.12%, due 01/02/07			28,408,954

TOTAL MONEY MARKET INSTRUMENTS – 8.2% (Cost $46,386,402)			46,386,402

TOTAL INVESTMENTS – 103.9% (Cost $504,265,516)			588,005,615
OTHER ASSETS LESS LIABILITIES – (3.9)%			(21,982,909)

NET ASSETS – 100%			$566,022,706

(a)	Non-income producing security.

Annual Report – December 31, 2006	15

Statement of Assets and Liabilities As of December 31, 2006

ASSETS
Investments, at value (Cost: $ 504,265,516)		$588,005,615
Cash		61,886
Receivable for:
Securities sold	$925,708
Fund shares sold	673,463
Dividends and interest	483,166	2,082,337

Other assets		251,043

Total assets		590,400,881

LIABILITIES & NET ASSETS
Payable for:
Fund shares redeemed	$23,441,788
Comprehensive management fee	672,344
Trustee compensation	13,000
Trustees deferred compensation	251,043	24,378,175

Net assets applicable to shares outstanding		$566,022,706

Shares outstanding – no par value (unlimited number of shares authorized)		21,780,460

PRICING OF SHARES
Net asset value, offering price and redemption price per share		$25.99

ANALYSIS OF NET ASSETS
Paid-in capital		$453,691,146
Undistributed net investment loss		(173,946)
Accumulated net realized gain on sales of investments		28,765,407
Unrealized appreciation of investments		83,740,099

Net assets applicable to shares outstanding		$566,022,706

See accompanying notes to financial statements.

16	Annual Report – December 31, 2006

Statement of Operations For the Year Ended December 31, 2006

Investment income
Dividends	$4,898,155
Interest	1,449,893

Total investment income	6,348,048
Expenses:
Comprehensive management fee	8,259,002
Comprehensive management fee waived	(146,599)
Fees to unaffilliated trustees	98,553

Total expenses	8,210,956

Net investment loss	(1,862,908)
Net realized and unrealized gain/loss on investments:
Net realized gain on sales of investments	99,781,378
Change in unrealized appreciation/depreciation	(3,051,080)

Net realized and unrealized gain on investments	96,730,298

Net increase in net assets resulting from operations	$94,867,390

See accompanying notes to financial statements.

Annual Report – December 31, 2006	17

Statement of Changes in Net Assets

	Year Ended 12/31/06	Year ended 12/31/2005
From operations:
Net investment loss	$(1,862,908)	$(2,058,445)
Net realized gain on sales of investments	99,781,378	112,906,191
Change in unrealized appreciation/depreciation	(3,051,080)	(57,301,136)

Net increase in net assets resulting from operations	94,867,390	53,546,610
Distributions to shareholders from net realized gains	(83,452,670)	(107,459,203)
From fund share transactions:
Proceeds from fund shares sold	105,981,583	56,241,236
Reinvestment of dividends	81,297,078	105,393,453
Payments for fund shares redeemed	(151,742,110)	(155,105,098)
Redemption fees	96,358	1,910

Net increase in net assets resulting from share transactions	35,632,909	6,531,501

Total increase/decrease in net assets	47,047,629	(47,381,092)
Net assets at beginning of year	518,975,077	566,356,169

Net assets at end of year (includes undistributed net investment loss of $173,946 and undistributed net investment income of $324,583, respectively)	$566,022,706	$518,975,077

See accompanying notes to financial statements.

18	Annual Report – December 31, 2006

Financial Highlights

	Year Ended 12/31/06	Year Ended 12/31/05	Year Ended 12/31/04	Year Ended 12/31/03	Year Ended 12/31/02
Net asset value at beginning of year	$25.43	$28.64	$27.78	$20.86	$22.50

Income from investment operations
Net Investment loss	(0.09)*	(0.11)*	(0.13)*	(0.06)*	(0.06)*
Net realized and unrealized gain/(loss) on investments	4.86	3.32	4.68	8.54	(1.58)

Total from investment operations	4.77	3.21	4.55	8.48	(1.64)

Less distributions from net realized gains on investments	(4.21)	(6.42)	(3.69)	(1.56)	—

Net asset value at end of year	$25.99	$25.43	$28.64	$27.78	$20.86

Total Return	18.71%	10.89%	16.61%	40.71%	(7.29%)
Ratios/Supplemental Data
Ratio of expenses to average net assets	1.44%	1.47%	1.47%	1.48%	1.48%
Ratio of net investment loss to average net assets	(0.33%)	(0.39%)	(0.47%)	(0.26%)	(0.26%)
Portfolio turnover rate	68%	51%	47%	52%	81%
Net assets, end of year (in thousands)	$566,023	$518,975	$566,356	$524,575	$378,839

*	Based on monthly average shares outstanding

See accompanying notes to financial statements.

This financial highlights table is intended to help you understand the Fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions).

Annual Report – December 31, 2006	19

Notes to Financial Statements

Skyline Funds (the “Trust”) is an open-end, diversified investment management company the sole portfolio of which is Special Equities Portfolio. The Fund commenced public offering of its shares on April 23, 1987. The Fund’s investment adviser is Skyline Asset Management, L.P. (the “Adviser”). The Fund seeks maximum capital appreciation, primarily through investment in common stocks that the Adviser considers to be undervalued.

1

Significant accounting policies

•

Security valuation – Investments are stated at value. Each equity security traded on a securities exchange shall be valued at the last current sale price as of the time of valuation on the exchange on which the security is principally traded (the “principal exchange”), or lacking any current reported sale on the principal exchange at the time of valuation, at the most recent bid quotation on the principal exchange. Each over-the-counter security traded in the Nasdaq Stock Market (“Nasdaq”) shall be valued at the Nasdaq Official Closing Price (“NOCP”), as determined by Nasdaq, or lacking an NOCP, the last current reported sale price as of the time of valuation on Nasdaq, or lacking any current reported sale on Nasdaq at the time of valuation, at the most recent bid quotation on Nasdaq. For certain fixed-income securities, Skyline Funds’ Board of Trustees has authorized the use of market valuations provided by an independent pricing service. Short-term instruments with sixty days or less to maturity are valued at amortized cost, which approximates market value. Securities or other assets for which market quotations are not readily available or deemed unreliable, which may include certain restricted securities, are valued at a fair value as determined in good faith by the Skyline Funds’ Board of Trustees or a committee thereof.

•

Security transactions and investment income – Security transactions are accounted for on the trade date (date the order to buy or sell is executed) and dividend income is recorded on the ex-dividend date. Interest income is recorded on an accrual basis and includes amortization of premiums and discounts. Realized gains and losses from security transactions are reported on an identified cost basis.

•

Fund share valuation – Fund shares are sold and redeemed on a continuous basis at net asset value. Net asset value per share is determined as of the close of regular session trading on the New York Stock Exchange (normally 3:00 p.m. Central Time), each day that the Exchange is open for trading. The net asset value per share is determined by dividing the value of all securities and other assets, less liabilities, by the number of shares of the Fund outstanding.

•

Federal income taxes and dividends to shareholders – It is the Fund’s policy to comply with the special provisions of the Internal Revenue Code applicable to regulated investment companies and, in the manner provided therein, to distribute substantially all of its taxable income to shareholders. Such provisions were complied with and, therefore, no federal income taxes have been accrued in the accompanying financial statements.

20	Annual Report – December 31, 2006

Dividends payable to its shareholders are recorded by the Fund on the ex-dividend date. The timing and characterization of certain income and capital gain distributions are determined annually in accordance with Federal income tax regulations that may differ from accounting principles generally accepted in the United States. As a result, net investment income or loss and net realized gain or loss for a reporting period may differ from the amount distributed during such period. In addition, the Fund may periodically record reclassifications among certain capital accounts to reflect differences between financial reporting and income tax purposes. These reclassifications have no impact on the net asset value of the Fund.

Accordingly, at December 31, 2006, the following reclassifications were recorded:

Undistributed Net Investment Income	Accumulated Net Realized Loss	Paid in Capital
$1,364,379	($1,363,023)	($1,356)

On December 14, 2006, a distribution of $4.2124 per share was paid to shareholders of record on December 13, 2006.

The tax character of distributions paid during 2006 and 2005 was as follows:

	2006	2005
Distributions paid from:
Ordinary income	$15,077,938	$15,250,804
Long-term capital gain	68,374,732	92,208,399

	$83,452,670	$107,459,203

As of December 31, 2006, the cost of investments on a tax basis was $505,300,966. The components of accumulated earnings on a tax basis were as follows:

Gross unrealized appreciation	$91,977,488
Gross unrealized depreciation	(9,272,839)

Net unrealized appreciation	$82,704,649

Undistributed ordinary income	$8,214,023
Undistributed long-term capital gains	21,586,834

Total distributable earnings	$29,800,857

Other accumulated losses	$(173,946)

Total accumulated earnings	$112,331,560

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable to the estimated tax deferral on wash sales.

Annual Report – December 31, 2006	21

Notes to Financial Statements (continued)

•

Line of Credit – The Fund has a $3 million committed revolving credit facility for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Adviser pays a commitment fee of 10 basis points per annum of the average daily unutilized portion of the committed line of credit. Under the terms of the credit agreement, interest on each loan would be fixed at the prime rate less 150 basis points. For the year ended December 31, 2006 there were no loans outstanding under the credit facility.

•

Use of Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimates.

•

Redemption Fee – The Fund will deduct a redemption fee (the “Redemption Fee”) of 2% from the proceeds of any redemption (including a redemption by exchange) of shares if the redemption occurs within 30 days of the purchase of those shares. For the purpose of determining whether a redemption is subject to the Redemption Fee, redemptions of Fund shares are conducted on a first in/first out (FIFO) basis such that shares with the longest holding period will be redeemed first and shares with the shortest holding period will be redeemed last. The Redemption Fee is paid to the Fund and is intended to offset transaction and other expenses caused by short-term trading. The Redemption Fee does not apply to redemptions (including redemptions by exchange) of shares of the Fund purchased by automatic reinvestment of dividends or capital gains distributions. The Redemption Fee will also not apply to redemptions under hardship circumstances (as determined by the Adviser and the Fund in their discretion, based on a case-by-case analysis). The Redemption Fee will apply only to the redemption of shares purchased through an authorized agent if the authorized agent has indicated that it will administer the Redemption Fee. For the year ended December 31, 2006, the Fund had $96,358 included in capital due to the collection of redemption fees. This amount includes $86,327 reimbursed to the Fund by the Adviser for non-assessed redemption fees.

•

Indemnifications – Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust may enter into contracts that provide for general indemnification. The Trust’s maximum liability under those arrangements is unknown, as this would involve future claims that may be made against the Trust. However, based on experience, the Trust expects that risk of loss to be remote.

•	New Accounting Pronouncements

In June 2006, the Financial Accounting Standards Board (“FASB”) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. To the extent that a tax benefit of a position

22	Annual Report – December 31, 2006

is not deemed to meet the more-likely-than-not threshold, the Funds would report an income tax expense in the statement of operations. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. Recent SEC guidance allows funds to delay implementing FIN 48 into NAV calculations until the fund’s last NAV calculation in the first required financial statement reporting period. As a result, the Fund must begin to incorporate FIN 48 into its NAV calculations on June 29, 2007. At this time, management is evaluating the implications of FIN 48, and the impact, if any, of this standard on the Fund’s financial statements has not yet been determined.

In September 2006, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 157, “Fair Value Measurements.” The Statement defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles (GAAP), and expands disclosures about fair value measurements. The Statement establishes a fair value hierarchy that distinguishes between (1) market participant assumptions developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) the reporting entity’s own assumptions about market participant assumptions developed based on the best information available in the circumstances (unobservable inputs). The Statement is effective for financial statements issued for fiscal years beginning after November 15, 2007, and is to be applied prospectively as of the beginning of the fiscal year in which this Statement is initially applied. At this time, management is evaluating the implications of FAS 157, and the impact, if any, of this standard on the Fund’s financial statements has not yet been determined.

2

Transactions with affiliates

For the Adviser’s management and advisory services and the assumption of most of the Fund’s ordinary operating expenses, the Fund incurs a monthly comprehensive fee based on its average daily net assets. Effective October 1, 2006, the Adviser has agreed voluntarily to waive a portion of its comprehensive management fee equal to 0.10% of the Fund’s average daily net assets. This voluntary fee waiver may be terminated at any time, although the Adviser intends for the waiver to remain in place for an indefinite period. The waiver’s effect will be to decrease the annual fee paid by the Fund on its average daily net assets to 1.40% of the first $200 million, 1.35% of the next $200 million (over $200 million to $400 million), 1.30% of the next $200 million (over $400 million to $600 million) and 1.25% of the next $200 million (over $600 million to $800 million). In addition, the Adviser has agreed voluntarily to add two additional breakpoints to its fees for assets in excess of $800 million in light of the voluntary waiver, as follows: 1.20% of the next $200 million (over $800 million to $1 billion) and 1.15% of average daily net assets in excess of $1 billion. The total comprehensive management fee incurred, after the fee waiver, for the year ended December 31, 2006 was $8,112,403.

Annual Report – December 31, 2006	23

Notes to Financial Statements (continued)

Certain officers and trustees of the Skyline Funds are also officers, limited partners or shareholders of limited partners of the Adviser. The Fund makes no direct payments to the officers or trustees who are affiliated with the Adviser. For the year ended December 31, 2006, the Fund incurred fees of $98,553 to its independent trustees.

The Fund provides a deferred compensation plan for its trustees who are not officers, limited partners or shareholders of limited partners of the Adviser. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Fund, represent an unfunded obligation of the Fund, and to the extent permitted by the Investment Company Act of 1940, as amended, may be invested in the common shares of the Fund, as selected by the trustees. These shares are held by the Adviser on behalf of Skyline Funds, the value of which is reflected in “Other Assets” on the Statement of Assets and Liabilities at December 31, 2006. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the Fund’s net asset value.

3

Fund share transactions

As of December 31, 2006, there were an unlimited number of shares of beneficial interest, no par value, authorized. Transactions in the Fund’s shares of beneficial interest were as follows:

	Shares		Dollar Amount
	Year Ended 12/31/06	Year Ended 12/31/05	Year Ended 12/31/06	Year Ended 12/31/05
Shares sold	3,831,466	1,939,073	$105,981,583	$56,241,236
Shares issued for reinvestment of dividends	3,117,219	4,083,435	81,297,078	105,393,453

Total shares issued	6,948,685	6,022,508	187,278,661	161,634,689
Less shares redeemed	(5,579,435)	(5,384,405)	(151,742,110)	(155,105,098)
Redemption fees	—	—	96,358	1,910

Net increase	1,369,250	638,103	$35,632,909	$6,531,501

4

Investment transactions

Investment transactions (exclusive of money market instruments) for the year ended December 31, 2006, were as follows:

Cost of purchases	$365,321,382
Proceeds from sales	$436,818,065

24	Annual Report – December 31, 2006

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders of Skyline Special Equities Portfolio and the Board of Trustees of Skyline Funds

In our opinion, the accompanying statement of assets and liabilities, including the portfolio holdings, and the related statements of operations and of changes in net assets and financial highlights present fairly, in all material respects, the financial position of Skyline Special Equities Portfolio (the “Fund”) at December 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial highlights of the Fund for the periods ended on or before December 31, 2003 were audited by other independent accountants whose report dated February 20, 2004 expressed an unqualified opinion on those financial highlights.

PricewaterhouseCoopers LLP
February 16, 2007

Annual Report – December 31, 2006	25

Federal Tax Status of 2006 Dividends

Capital gain dividends paid to you, whether received in cash or reinvested in shares, must be included in your federal income tax return and must be reported by the Fund to the Internal Revenue Service in accordance with U.S. Treasury Department regulations. Short-term capital gain dividends paid to you are taxable as ordinary income. Long-term capital gain dividends paid to you are taxable as long-term capital gain income regardless of how long you have held Fund shares. Distributions as a return of capital are not taxable, but reduce the cost basis of shares held.

Expense Example

As a shareholder of the Fund, you incur ongoing costs, including a comprehensive management fee and trustee fees. You may incur a 2% redemption fee in the event shares are redeemed within 30 days. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (07/01/06 - 12/31/06).

Actual Expenses

The first line of the table that follows provides information about actual account values (which includes the actual return of the Fund) and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. In addition to the expenses paid during the period that are noted in the table, you may be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent. If you request that a redemption be made by wire transfer, currently a $15.00 fee is charged by the Fund’s transfer agent. IRA accounts will be charged a $15.00 annual maintenance fee. These additional fees have the effect of reducing investment returns.

26	Annual Report – December 31, 2006

Hypothetical Example for Comparison Purposes

The second line of the table that follows provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as, redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds. In addition, if these transactional costs were included, your costs would have been higher.

Table: Expense Example

	Beginning Account Value 07/01/06	Ending Account Value 12/31/2006	Expenses Paid During Period 07/01/06 - 12/31/2006*
Actual	$1,000.00	$1,095.70	$7.50
Hypothetical (5% return before expenses)	$1,000.00	$1,018.05	$7.22

*	Expenses are equal to the Fund’s annualized expense ratio of 1.42% multiplied by the average account value over the period multiplied by 184/365 (to reflect the one-half year period).

Annual Report – December 31, 2006	27

Management of Skyline

The Board of Trustees serve indefinite terms of unlimited duration so long as a majority of trustees have been elected by the Fund’s shareholders. The trustees appoint their own successors, provided that at least two-thirds of the trustees, after such appointment, have been elected by the Fund’s shareholders. The Fund’s shareholders may remove a trustee, with or without cause, upon the declaration in writing or a vote of two-thirds of the Fund’s outstanding shares. A trustee may be removed with or without cause upon the written declaration of a majority of the trustees.

The names of the trustees and officers of Skyline Funds, the year each was first elected or appointed to office, their principal business occupations and other directorships they have held during at least the last five years, are shown below.

Name, Position(s) with Skyline and Age at February 1, 2007	Year First Elected or Appointed to Office	Principal Occupation(s) during Past Five Years	Other Directorships
Trustees who are not interested persons of Skyline:
William L. Achenbach, 64, Trustee	1995	President, W.L. Achenbach & Associates, Inc., a financial counseling firm.	None.

Lawrence J. Lawson III, 51 Trustee	2006	Co-Chairman, Lincoln International LLC (and its predecessor) and Lincoln International Group, providers of investment banking services.	Bell Industries, Inc. and JEB, Inc.

David A. Martin, 54, Trustee	1995	Attorney and Principal, Righeimer, Martin & Cinquino, P.C., a law firm.	None.

Richard K. Pearson, 67, Trustee	1998	Director and President, First DuPage Bank (Westmont, IL) and Director and President, First DuPage Bancorp, Inc., (Westmont, Illinois).	Director, First Community Bank (Milton, WI). Director, First Community Bancshares Corp.
Trustee who is an interested person of Skyline:
William M. Dutton,* 53, President and Trustee	1995	Partner and Senior Advisor, Skyline Asset Management, L.P. Previously, Managing Partner, Research and Portfolio Management until January 1, 2005.	None.

28	Annual Report – December 31, 2006

Management of Skyline (continued)

Name, Position(s) with Skyline and Age at February 1, 2007	Year First Elected or Appointed to Office	Principal Occupation(s) during Past Five Years	Other Directorships
Officers of Skyline:
Stephen F. Kendall, 52, Executive Vice President	1998	Partner, Chief Administrative Officer and Director of Marketing, Skyline Asset Management, L.P. since 2005. Previously, Partner and Chief Operating Officer, Skyline Asset Management, L.P.	None.

Benjamin J. Kim, 37 Treasurer and Vice President	2004	Chief Financial Officer of Skyline Asset Management, L.P. since 2004 and Securities Analyst of Skyline Asset Management, L.P.	None.

Deanna B. Marotz, 41 Chief Compliance Officer	2004	Chief Compliance Officer of the Funds since 2004, Chief Compliance Officer of Skyline Asset Management, L.P. since 2003. Previously, Manager of Marketing Communications of Skyline Asset Management, L.P.	None.

Christine Carsman, 54 Secretary	2004	Vice President and Chief Regulatory Counsel, AMG since 2004. Previously, Vice President Senior Counsel and Director of Operational Risk Management and Compliance, Wellington Management Company, LLP.	None.

Geoffrey P. Lutz, 56, Executive Vice President	1995	Partner, Institutional Marketing, Skyline Asset Management, L.P.	None.

Michael Maloney, 44, Executive Vice President	1995	Partner and Portfolio Manager, Skyline Asset Management, L.P. since 2005. Previously, Partner, Research and Portfolio Management, Skyline Asset Management, L.P.	None.

Michele M. Brennan, 35, Vice President	1998	Fund Marketing and Client Service, Skyline Asset Management, L.P. since 2005. Previously, Director of Fund Marketing, Skyline Asset Management, L.P.	None.

Colin Dean, 29 Assistant Secretary	2006	Associate Counsel, AMG since 2005. Previously, Associate, Dechert LLP.	None.

*	Mr. Dutton is an “interested person” of Skyline, as defined in the Investment Company Act of 1940, as amended, because he is an officer of the Adviser.

Annual Report – December 31, 2006	29

Management of Skyline (continued)

The address of the independent trustees, Messrs. Dutton, Kim, Kendall, Lutz, and Maloney and Ms. Marotz and Ms. Brennan is c/o Skyline Asset Management, L.P., 311 South Wacker Drive, Suite 4500, Chicago, IL 60606. The address of Ms. Carsman and Mr. Dean is c/o Affiliated Managers Group, Inc., 600 Hale Street, Prides Crossing, MA 09165.

Skyline’s Statement of Additional Information includes additional information about Skyline’s trustees and officers. You may obtain a free copy of the Statement of Additional Information, or request any other information and discuss your questions about us, by writing or calling toll-free:

Skyline Funds

c/o U.S. Bancorp Fund Services, LLC

P.O. Box 701

Milwaukee, WI 53201-0701

800.828.2759

Qualified Dividend Income Percentage (unaudited)

The Fund designated 23% of dividends declared and paid during the year ending December 31, 2006 from net investment income as qualified dividend income under the Jobs Growth and Tax Relief Reconciliation Act of 2003.

Corporate Dividends Received

Deduction Percentage (unaudited)

Corporate shareholders may be eligible for a dividends received deduction for certain ordinary income distributions paid by the Fund. The Fund designated 21% of dividends declared and paid during the year ending December 31, 2006 from net investment income as qualifying for the dividends received deduction. The deduction is a pass through of dividends paid by domestic corporations (i.e. only equities) subject to taxation.

30	Annual Report – December 31, 2006

Proxy Policy & Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 800.828.2759, and on the Securities and Exchange Commission’s website at www.sec.gov. The Fund’s proxy voting record for the twelve-month period ended June 30, 2006, is also available without charge, upon request, by calling 800.828.2759, by visiting the Fund’s website at www.skylinefunds.com and by visiting the SEC’s website at www.sec.gov.

Form N – Q

The Fund files a complete list of its portfolio holdings with the SEC for the first and third quarters each fiscal year on Form N-Q. The Form N-Q is available without charge, upon request, by calling 800.828.2759 or by visiting the SEC’s website at www.sec.gov. You may also review, for a fee, a copy of the form at the SEC’s Public Reference Room in Washington, D.C. (800) SEC-0330.

Report for the Year Ended December 31, 2006

This report, including the audited financial statements contained herein, is submitted for the general information of the Fund’s shareholders.

Distributor: Managers Distributors, Inc., member NASD.

Annual Report – December 31, 2006	31

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32	Annual Report – December 31, 2006

For 24-hour account information call: 1.800.828.2SKY

     (1.800.828.2759)

To speak with a Skyline Funds Representative during normal business hours call: 1.800.828.2SKY and press 0 when prompted.

To learn more about our expertise in small cap value, please visit our website at www.skylinefunds.com

311 South Wacker Drive

Suite 4500

Chicago, Illinois 60606

SEMI-ANNUAL REPORT — June 30, 2007

Skyline Special Equities Portfolio

Skyline Special Equities Portfolio

Skyline Funds

Commentary

June 30, 2007

Overview

Skyline Special Equities Portfolio (the “Fund”) generated a return of 5.84% for the second quarter, compared to a 4.42% return for the Russell 2000 Index and a 2.30% return for the Russell 2000 Value Index. For the first six months of 2007, the Fund generated a 7.31% return, compared to a 6.45% return for the Russell 2000 Index and a 3.80% return for the Russell 2000 Value Index. The strong gains registered by stocks so far in 2007 are a result of continued high levels of mergers and acquisition (M&A) activity and evidence the economy is rebounding from the weakness it exhibited earlier in the year. The healthy gains posted by stocks came despite a slowdown in earnings growth, rising interest rates, and a widening in credit quality spreads late in the quarter.

The Fund outperformed its benchmarks during the quarter, benefiting from a low weighting in the poor performing financial services and utilities sectors, compared to the Russell 2000 Value Index, and strong stock selection across most sectors, the technology and utilities sectors in particular. The same factors that helped the Fund outperform its benchmarks in the second quarter helped drive outperformance for all of 2007, along with strong stock selection in the producer durables, consumer discretionary, and autos and transportation sectors.

Market Review

Stocks followed up modest first quarter returns by posting strong gains in the second quarter, as indicated by the 4.42% and 2.30% gains posted by the Russell 2000 and Russell 2000 Value Indexes respectively, and by the 6.28% gain recorded by the S&P 500 Index. For the first six months of 2007, the Russell 2000 Index rose 6.45%, the Russell 2000 Value Index rose 3.80%, and the S&P 500 Index rose 6.96%. An apparent reacceleration in the domestic economy provided a positive backdrop for stock prices during the quarter. Economic forecasters now expect second quarter U.S. GDP to increase 2.2%, up from the first quarter’s 0.6% rate, as companies replenish depleted inventories and strong overseas growth benefits U.S. exporters. Another positive influence on equities during the quarter was U.S. M&A activity, which reached record levels in the first half of 2007. The dollar value of announced deals equaled $1.0 trillion, rising 36% from a year ago. In addition to the price gains registered by those companies subject to takeover offers, M&A activity supports valuations of the remaining publicly traded companies that could become takeover candidates.

The widespread availability of low cost debt in recent years has helped facilitate the boom in M&A activity, but this could be changing. Late in the quarter, signs of stress in debt markets began to emerge, threatening to undermine M&A activity. Over a period of roughly one month, beginning in early May, the yield on the 10 Year United States Treasury Bond rose over 60 basis points to 5.25% from 4.63%, before settling in at 5.03% at quarter’s end. Quality credit spreads, or the premium over treasury bond yields that

Semi-Annual Report – June 30, 2007	1

bond buyers demand to invest in more risky securities, also rose towards the end of the quarter. Private equity firms typically finance a significant portion of their transactions with debt, so the interest rate they pay on that debt is a key variable in determining the price they can pay for the companies they are purchasing. Fixed income investors also began to move away from buying bonds with covenants that favor issuers and increase risks for the buyers. For example, fixed income investors have become less willing to accept bonds with no restrictions on the maximum amount of debt the issuing company can have relative to its cash flow, or bonds that have PIK toggles, provisions that allow the issuing company to pay the bond holders accrued interest completely “in kind” by adding it to the principal, rather than paying it in cash. Higher interest rates and more restrictive covenants have the potential to lower the price private equity firms are willing to pay to take companies private. Several offerings of bonds intended to finance leveraged buyouts were pulled from the market late in the quarter as investors were dissatisfied with the terms and interest rates the underwriters were proposing.

Small cap growth stocks continued their recent outperformance relative to small cap value stocks during the second quarter, as indicated by the 6.69% gain for the Russell 2000 Growth Index and the 2.30% increase for the Russell 2000 Value Index. Year to date, the Russell 2000 Growth Index is up 9.33% compared to a 3.80% gain for the Russell 2000 Value Index. Value’s recent underperformance has been primarily a result of the relatively heavy weighting in the value benchmark of financial services and utilities stocks, which have been among the worst performing sectors so far this year.

The financial services and utilities sectors of the Russell 2000 Value Index were the only sectors that posted declines for the second quarter and the first six months of the year. The increase in interest rates during the quarter negatively impacted both sectors during the quarter. Financial services stocks were also negatively impacted by further evidence of deterioration in the sub-prime mortgage market and fears that problems there would spread to other areas of the economy. Commodity oriented stocks were among the best performers during the second quarter and the first six months of the year. The materials and processing and other energy sectors benefited from increased demand for their products from rapidly industrializing emerging markets.

Portfolio Review

Solid fundamentals for the companies in the Fund helped drive stock price gains. The median year-over-year increase in quarterly earnings reported by companies in the Fund during the second quarter was 12%. In addition, two Fund companies received takeover offers during the quarter and another announced that it was exploring alternatives to maximize shareholder value.

Stock selection benefited returns during the quarter, as every sector of the Fund posted positive returns during the second quarter and all but one sector outperformed its corresponding sector of the benchmark. The technology sector contributed most to the Fund’s return relative to its benchmark, due to its heavy weighting and strong stock selection relative to the benchmark. Additionally, the producer durables and materials and processing sectors were significant contributors to the Fund’s absolute returns in the quarter. The price gains registered by these three sectors reflect strength in the industrial economy and high commodity prices.

2	Semi-Annual Report – June 30, 2007

Andrew Corporation, a telecommunications equipment manufacturer, was the single largest contributor to the Fund’s return during the second quarter. Andrew’s stock had performed quite well during the quarter due to improving fundamentals, and received an additional 11% boost late in the quarter when it announced that it was selling itself to a strategic buyer. United Rentals, Inc., an equipment rental company, advanced after it announced that it was exploring alternatives to maximize shareholder value.

For the first six months of 2007, the Fund generated a 7.31% return, ahead of the returns generated by its benchmarks. The technology and producer durables sectors contributed most to the Fund’s return on an absolute basis, for the same reasons cited when discussing the second quarter. Although the financial services sector was one of only two sectors to post negative returns for the Fund for the first six months of the year, it was a major contributor to the Fund’s relative return, due to its lower weighting (in banks and REITs in particular) and milder price decline relative to the benchmark. The materials and processing sector, despite its strong absolute gain, detracted most from the Fund’s relative performance due in part to its lower weighting in more commodity oriented stocks, which were among the best performers for the index for the first six months of the year.

Jos. A. Bank Clothiers, Inc., a retailer of men’s clothing, contributed most to the Fund’s return during the first six months of 2007 after generating better than expected results in a difficult retailing environment. Dycom Industries, Inc., an engineering and construction firm, benefited from a rebound in capital spending by telephone and cable companies. Dycom was one of three telecom related companies (Andrew Corporation and Cincinnati Bell Inc. were the others) that were among the top contributors to the Fund’s year-to-date return.

Outlook

Small cap stocks have more than doubled since the beginning of 2003, as indicated by the 129.54% return generated by the Russell 2000 Index over that time frame. The Fund has generated a 131.78% return over the same period. During the recent bull market, stock price increases were consistent with earnings gains. On most measures, valuations today are not meaningfully different from where they where in early 2003. We believe that bull markets like the most recent one that are earnings growth driven are healthier than bull markets that are primarily a function of earnings multiple expansion, as was the case in the late 1990s.

More recently, earnings gains have become more muted, which is to be expected given the length of the current economic expansion. M&A activity has supplanted earnings growth as the main driver of stock prices. Readily available low cost debt, significant amounts of private equity capital, and confident corporate managements, the conditions necessary for high levels of M&A activity, all remain in place. However, as discussed in the market review section of this letter, warning signs are emerging. Treasury yields have risen, as have credit quality spreads. Fixed income investors are beginning to balk at bond offerings that contain covenants that are highly favorable to the issuers at the expense of the buyer. The environment has not changed enough to derail M&A activity, but these trends bear close monitoring for signs of further deterioration, because a reduction in M&A activity would remove one of the key supports for the current bull market.

Semi-Annual Report – June 30, 2007	3

Slowing earnings growth and the potential for reduced M&A activity cause us to be cautious about the outlook for small cap value stocks. Our response to the current environment is to maintain our investment discipline, focusing on those companies with below average valuations and above average earnings growth. We believe our preference for higher quality small cap value stocks is particularly important in more uncertain market environments.

Total Annual Fund Operating Expenses 1.47%

Effective May 1, 2007, the Advisor has contractually agreed to waive a portion of its Comprehensive Management Fee equal to 0.10% of the Fund’s average daily net assets through April 30, 2008, thereby decreasing the Fund’s Total Annual Operating Expenses, at asset levels experienced in 2006, to 1.37%. For more information, please reference the Fund’s Prospectus.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher.The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost.To obtain performance information current to the most recent month end, please visit www.skylinefunds.com.

Portfolio holdings are subject to change and are not a recommendation to buy or sell securities. The views expressed are those of Skyline Asset Management, L.P. and are subject to change. An investment in Skyline Special Equities Portfolio is subject to market risk. The Fund invests in the stocks of small-cap companies. There are risks associated with investing in small-cap companies, which tend to be more volatile and less liquid than stocks of large companies, including the increased risk of price fluctuations. There are also risks of investing in value-oriented stocks; including the risk that value-oriented stocks will underperform growth-oriented stocks during some periods. A 2% redemption fee applies to withdrawals within 30 days of purchase.

The Russell 2000 Value Index is an unmanaged, value-oriented index comprised of small stocks that have relatively low price-to-book ratios. The Russell 2000 Index is an unmanaged, market-value weighted index comprised of small-sized companies. The Russell 2000 Growth Index is an unmanaged, growth-oriented index comprised of small stocks that have relatively high price-to-book ratios. The S&P 500 Index measures the performance of large capitalization U.S. stocks. The S&P 500 Index is a market-value weighted index of 500 stocks that are traded on the NYSE, AMEX, and NASDAQ. The weightings make each company’s influence on the index performance directly proportional to that company’s value. It is not possible to invest directly in an index.

Investors should carefully consider the Fund’s investment objectives, risks, and charges and expenses carefully before investing or sending money. This and other important information is in the Fund’s prospectus. To obtain a prospectus, please call 800.828.2759 or visit our website at www.skylinefunds.com. Please read the prospectus carefully before investing.

Sources: Frank Russell Company, FactSet, and Skyline Asset Management, L.P.

Distributed by Managers Distributors, Inc., member FINRA 07/07.

4	Semi-Annual Report – June 30, 2007

Performance (%)

	2Q 2007*	YTD 2007*	1 yr	3 yrs	5 yrs	10 yrs	Since Inception**
Special Equities	5.84	7.31	17.59	16.18	14.27	10.50	14.44
Russell 2000 Value	2.30	3.80	16.05	15.02	14.62	12.14	12.62
Russell 2000	4.42	6.45	16.43	13.45	13.88	9.06	10.13
S&P 500	6.28	6.96	20.59	11.68	10.71	7.13	11.07

Historical Performance	Special Equities	Russell 2000 Value	Russell 2000	S&P 500
2006	18.7	23.5	18.4	15.8
2005	10.9	4.7	4.6	4.9
2004	16.6	22.3	18.3	10.9
2003	40.7	46.0	47.3	28.7
2002	-7.3	-11.4	-20.5	-22.1
2001	13.9	14.0	2.5	-11.9
2000	24.2	22.8	-3.0	-9.1
1999	-13.3	-1.5	21.3	21.0
1998	-7.2	-6.5	-2.6	28.6
1997	35.4	31.8	22.4	33.4
1996	30.4	21.4	16.5	23.0
1995	13.8	25.8	28.5	37.6
1994	-1.2	-1.5	-1.8	1.3
1993	22.8	23.8	18.9	10.1
1992	42.4	29.1	18.4	7.6
1991	47.4	41.7	46.0	30.5
1990	-9.3	-21.8	-19.5	-3.1
1989	24.0	12.4	16.3	31.7
1988	29.7	29.5	25.0	16.6
1987**	-16.9	-21.5	-24.4	-12.0

*	Not annualized.

**	Performance for the Fund, the Russell 2000 Index, and the S&P 500 Index reflects the Fund’s inception date of April 23, 1987. The Russell 2000 Value performance reflects an inception date of May 1, 1987.

Semi-Annual Report – June 30, 2007	5

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.skylinefunds.com.

The performance for the one, three, five and ten years ended June 30, 2007 and for the period April 23, 1987 (inception) through June 30, 2007, is an average annual return calculation.

6	Semi-Annual Report – June 30, 2007

Portfolio Characteristics

	SKSEX	Russell 2000 Value	Russell 2000	S&P 500
P/E (excluding negative earnings)	15.6x	16.3x	19.3x	16.5x
Price/book	1.86	1.68	2.32	2.94
Price/sales	0.83	0.93	1.22	1.57
EPS growth—3 yrs. (historical)	13.2%	10.7%	14.9%	16.4%
EPS growth—1 yr. (forecasted)	10.6%	6.1%	11.6%	11.0%
Market cap $ weighted median	$1.4 billion	$1.1 billion	$1.2 billion	$62.0 billion
Assets	$ 606 million	—	—	—
Number of Holdings	64	—	—	—
Ticker Symbol:	SKSEX
Cusip:	830833208
Net Asset Value (per share):	$27.89
Initial minimum investment:	$1,000
Subsequent minimum investment:	$100

Top Ten Holdings

% of net assets
iStar Financial Inc.
Commercial real estate lender	3.0%
Reinsurance Group of America, Incorporated
Life reinsurer	3.0%
Cytec Industries Inc.
Specialty chemicals	2.9%
NCI Building Systems, Inc.
Metal buildings	2.6%
Centene Corporation
Medicaid managed care	2.6%
Jos. A. Bank Clothiers, Inc.
Men’s clothing retailer	2.4%
Perot Systems Corp.
IT consulting	2.4%
The Hanover Insurance Group, Inc.
Property and casualty insurance	2.3%
Andrew Corporation
Manufacturer of equipment for cell sites	2.3%
Aspen Insurance Holdings Limited
Property & casualty reinsurance	2.2%
TopTen Holdings	25.7%

Fund holdings are subject to change and should not be considered a recommendation to buy individual securities.

Semi-Annual Report – June 30, 2007	7

Sector Performance (%) (as of June 30, 2007)

2Q07**

	Special Equities		Russell 2000 Value	Russell 2000
Utilities	23.0		-2.1	-0.9
Producer Durables	12.8		7.0	10.7
Other Energy	12.8		12.1	12.6
Materials and Processing	11.4		11.1	11.6
Technology	9.8		4.5	6.2
Autos and Transportation	5.6		7.7	6.6
Consumer Discretionary	2.3		1.8	4.8
Health Care	2.0		1.8	2.5
Financial Services	1.6		-2.3	-1.5
Consumer Staples	1.1		1.8	0.7
Integrated Oils	NA	*	7.1	-3.9
Other	NA	*	9.3	6.3

YTD 2007**

	Special Equities		Russell 2000 Value	Russell 2000
Utilities	26.5		-1.1	-0.1
Producer Durables	25.3		9.5	15.1
Autos and Transportation	17.1		15.4	11.6
Other Energy	12.4		13.5	14.1
Materials and Processing	11.3		21.6	19.1
Technology	10.4		7.5	10.4
Consumer Discretionary	9.3		5.8	8.2
Consumer Staples	1.1		17.6	13.3
Financial Services	-1.3		-6.3	-4.6
Health Care	-12.8		6.3	3.7
Integrated Oils	NA	*	6.9	-8.3
Other	NA	*	12.6	7.0

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.skylinefunds.com.

*	Not applicable

**	Not annualized

Sector Weightings (as of June 30, 2007)

Fund holdings are subject to change and should not be considered a recommendation to buy individual securities. Sector weightings are shown as a percentage of total net assets.

8	Semi-Annual Report – June 30, 2007

Stock Highlights

Consolidated Graphics Inc. (CGX)

CGX is the leading commercial printing company specializing in short-run jobs (typically less than 5,000 pieces). Its competition is largely privately owned, local mom and pop organizations, rather than the large publicly traded printers who focus on longer run jobs. CGX has made significant investments in printing technology, enabling the company to grow at more than twice the industry average and take market share from less efficient, financially constrained competitors. Organic growth has been augmented by acquisitions of smaller competitors, who were unable to make the investments necessary to upgrade their equipment. The dearth of strong competitors makes CGX the acquirer of choice, leading to attractively priced acquisitions that add to earnings. Profitability continues to improve as the addition of state of the art printing equipment has enabled CGX to build a fast growing national accounts business that carries higher margins. In addition, as the overall size of the business has grown, CGX has begun to more fully leverage their purchasing power, which should result in substantially improved margins. All these factors should result in strong earnings growth and solid cash flow generation over the next several years. Despite encouraging prospects, CGX continues to trade at a modest valuation.

Financial Federal Corporation (FIF)

FIF is a leading financing and leasing company specializing in revenue-producing, essential-use equipment for small to middle-market construction, transportation, and waste disposal companies in the US. FIF has grown receivables and net income at a double-digit rate since 1995. Despite this growth, credit quality has been excellent, driven by FIF’s strong, conservative management team and high underwriting standards. FIF has consistently taken market share by providing higher service levels to its customers than its larger competitors. Even with FIF’s strong record of growth, the company still commands less than 2% of its $100+ billion end market, providing ample opportunity for continued growth. FIF’s balance sheet carries lower financial leverage than its peers, and the company is a strong generator of free cash flow. Despite these positive attributes, FIF is attractively valued on both a price to earnings basis and price to book value basis.

Fund holdings are subject to change and should not be considered a recommendation to buy individual securities.

Semi-Annual Report – June 30, 2007	9

Glossary of Investment Terms

Earnings Per Share (EPS) A company’s net income divided by its outstanding shares.

Earnings Per Share growth – 3 yrs (historical) The compounded annual growth rate of a company’s EPS over the last 3 years.

Earnings Per Share growth – 1 yr (forecasted) Analysts’ consensus forecast for a company’s growth in operating EPS over the immediate future 12 months.

Market Cap Dollar Weighted Median An indicator of the size of companies in which a fund invests; the mid-point of market capitalization (market price times shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest below it.

Price/Book Ratio The share price of a stock divided by its net worth, or book value, per share.

Price/Earnings (P/E) Ratio An indicator of the relative valuation of the stocks in which a fund invests. For stocks the ratio is calculated by taking the stock’s current price to its per-share earnings over the past 12 months. For a fund, the P/E ratio is the average of the P/E ratios of the fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock.

Price/Sales Ratio The ratio of a stock’s current price to its per-share revenue over the past 12 months.

10	Semi-Annual Report – June 30, 2007

Portfolio Holdings as of June 30, 2007 (unaudited)

	Company Description	Number Shares	Market Value
COMMON STOCKS
Autos & Transportation — 6.7%
Autos — 3.0%
Aftermarket Technology Corp.[a]	Provider of remanufactured transmissions	284,313	$8,438,410
American Axle & Mfg. Holdings, Inc.	Auto parts manufacturer	331,847	9,829,308

			18,267,718
Other Transportation — 3.7%
AirTran Holdings, Inc.[a]	Regional airline	409,462	4,471,325
CAI International, Inc.[a]	Container leasing firm	325,400	4,288,772
Ryder System, Inc.	Truck leasing company	97,600	5,250,880
SkyWest, Inc.	Regional Airline	360,162	8,582,660

			22,593,637

Total Autos & Transportation			40,861,355
Consumer Discretionary — 16.4%
Commercial Services — 3.1%
Heidrick & Struggles Intl., Inc.[a]	Executive search and leadership consulting services	245,465	12,577,627
Spherion Corporation[a]	Staffing services	692,100	6,498,819

			19,076,446
Consumer Products/Services — 3.8%
Acco Brands Corp[a]	Office products manufacturer	203,000	4,679,150
Nautilus, Inc.	Fitness equipment	637,800	7,679,112
The Toro Company	Turf maintenance products	181,938	10,714,329

			23,072,591
Printing/Publishing — 1.6%
Consolidated Graphics, Inc.[a]	Printing Services	138,370	9,586,274
Restaurants — 1.0%
Rare Hospitality[a]	Steakhouse operator	214,649	5,746,154
Retail — 6.9%
Big 5 Sporting Goods Corporation	Regional sporting goods retailer	465,122	11,860,611
Jos. A. Bank Clothiers, Inc.[a]	Men’s clothing retailer	356,753	14,794,546
MarineMax, Inc.[a]	Recreational boat retailer	253,700	5,079,074
Talbots, Inc.	Women’s clothing retailer	403,400	10,097,102

			41,831,333

Total Consumer Discretionary			99,312,798
Consumer Staples — 1.0%
Consumer Staples — 1.0%
B&G Foods, Inc.	Food company	453,400	5,984,880

Total Consumer Staples			5,984,880

Semi-Annual Report – June 30, 2007	11

Portfolio Holdings as of June 30, 2007 (unaudited) (continued)

	Company Description	Number Shares	Market Value
Financial Services — 25.8%
Banks/Thrifts — 3.8%
Prosperity Bancshares, Inc.	Regional bank	328,550	$10,763,298
Provident Bankshares Corporation	Commercial bank	366,100	12,000,758

			22,764,056
Insurance — 12.4%
Aspen Insurance Holdings Limited	Property & casualty insurance	481,373	13,512,140
Delphi Financial Group, Inc.	Accident & health insurance	267,529	11,188,063
RAM Holdings, Inc.[a]	Financial guaranty reinsurance	590,014	9,292,720
Reinsurance Group of America, Inc.	Life reinsurer	302,547	18,225,431
Seabright Insurance Holdings[a]	Property & casualty insurance	494,916	8,651,132
The Hanover Insurance Group, Inc.	Property & casualty insurance	289,500	14,124,705

			74,994,191
Other Financial Services — 6.6%
CompuCredit Corporation[a]	Sub-prime credit cards	254,731	8,920,680
Cowen Group, Inc.[a]	Investment bank	374,133	6,700,722
Financial Federal Corporation	Equipment financing	43,900	1,309,098
Hercules Technology Growth Capital, Inc.	Business development company	345,700	4,670,407
MCG Capital Corporation	Business development company	529,194	8,477,688
TradeStation Group, Inc.[a]	Online broker/dealer	502,400	5,852,960
United Pan Am Financial Corp.[a]	Sub-prime auto lender	283,019	4,035,851

			39,967,406
Real Estate Investment Trusts — 3.0%
iStar Financial Inc.	Commercial real estate lender	416,373	18,457,815

Total Financial Services			156,183,468
Health Care — 2.6%
Health Care Services — 2.6%
Centene Corporation[a]	Medicaid managed care	725,312	15,536,183

Total Health Care			15,536,183
Materials & Processing — 8.0%
Building/Construction Products — 2.6%
NCI Building Systems, Inc.[a]	Metal buildings	315,531	15,565,144
Engineering & Construction — 0.8%
Comfort Systems USA, Inc.	HVAC installation	331,700	4,703,506
Other Materials/Metals — 1.7%
Walter Industries, Inc.	Metallurgical coal	351,306	10,173,822
Specialty Chemicals — 2.9%
Cytec Industries Inc.	Specialty chemicals	279,265	17,808,729

Total Materials & Processing			48,251,201

12	Semi-Annual Report – June 30, 2007

	Company Description	Number Shares	Market Value
Other Energy — 2.3%
Equipment & Services — 1.4%
Key Energy Services, Inc.[a]	Workover services provider	455,934	$8,448,457
Exploration & Production — 0.9%
Edge Petroleum Corporation[a]	Oil & gas producer	397,900	5,574,579

Total Other Energy			14,023,036
Producer Durables — 8.1%
Diversified Manufacturing — 4.2%
Carlisle Companies Incorporated	Industrial conglomerate	260,152	12,099,670
Crane Co.	Industrial conglomerate	288,333	13,104,735

			25,204,405
Machinery — 2.5%
Tennant Company	Manufacturer of floor care products	146,600	5,350,900
United Rentals, Inc.[a]	Equipment rental	310,750	10,111,805

			15,462,705
Production Technology Equipment — 1.4%
Mattson Technology[a]	Manufacturer of equipment to produce semiconductors	424,300	4,115,710
Rudolph Technologies, Inc.[a]	Manufacturer of equipment to produce semiconductors	259,500	4,310,295

			8,426,005

Total Producer Durables			49,093,115
Technology — 20.4%
Distribution — 1.4%
Synnex Corporation[a]	Distributor of PCs and peripherals	413,104	8,514,073
Electronic Components — 5.2%
AMIS Holding, Inc.[a]	Manufacturer of analog semiconductors	778,670	9,748,948
Fairchild Semiconductor Int’l., Inc.[a]	Semiconductors	477,031	9,216,239
IXYS Corporation[a]	Power semiconductor manufacturer	477,000	3,982,950
SMART Modular Technologies (WWH), Inc.[a]	Manufacturer of memory modules	642,759	8,844,364

			31,792,501
Other Technology — 4.4%
Benchmark Electronics, Inc.[a]	Contract manufacturer	281,289	6,362,757
Electronics for Imaging, Inc.[a]	Products that support color printing	448,332	12,651,929
Plexus Corp.[a]	Contract manufacturer	182,118	4,186,893
Super Micro Computer, Inc.[a]	Manufacturer of specialized servers	332,700	3,330,327

			26,531,906

Semi-Annual Report – June 30, 2007	13

Portfolio Holdings as of June 30, 2007 (unaudited) (continued)

	Company Description	Number Shares	Market Value
Services — 3.4%
Perot Systems Corp.[a]	IT consulting	856,223	$14,590,040
Syniverse Holdings, Inc.[a]	Services for wireless carriers	467,700	6,014,622

			20,604,662
Software — 0.3%
Borland Software Corporation[a]	Software development tools	256,600	1,524,204
Telecommunications — 5.7%
ADC Telecommunications, Inc.[a]	Manufacturer of connectivity products	361,100	6,618,963
Andrew Corp[a]	Manufacturer of equipment for cell sites	976,643	14,102,725
Arris Group, Inc.[a]	Manufacturer of equipment for broadband networks	497,624	8,753,206
Harris Stratex Networks, Inc.[a]	Manufacturer of microwave radios	296,039	5,322,781

			34,797,675

Total Technology			123,765,021

Utilities — 1.9%
Telecommunication Services — 1.9%
Cincinnati Bell, Inc.[a]	Local wireline and wireless services	2,009,434	11,614,529

Total Utilities			11,614,529

TOTAL COMMON STOCKS — 93.2% (Cost $473,269,475)			564,625,586
MONEY MARKET INSTRUMENTS
Chesham Finance Commercial Paper, due 07/02/07			27,495,990
US Bank Commercial Paper, 5.20%, due 07/02/07			9,026,984

TOTAL MONEY MARKET INSTRUMENTS —6.0% (Cost $36,522,974)			36,522,974

TOTAL INVESTMENTS — 99.2% (Cost $509,792,449)			601,148,560
OTHER ASSETS LESS LIABILITIES — 0.8%			5,040,581

NET ASSETS — 100%			$606,189,141

(a)	Non-income producing security.

See accompanying notes to financial statements.

14	Semi-Annual Report – June 30, 2007

Statement of Assets and Liabilities As of June 30, 2007 (unaudited)

ASSETS
Investments, at value (Cost: $509,792,449)		$601,148,560
Receivable for:
Securities sold	$8,148,064
Fund shares sold	620,958
Dividends and interest	402,273	9,171,295

Other assets		308,419

Total assets		610,628,274
LIABILITIES & NET ASSETS
Payable for:
Securities purchased	$3,308,636
Fund shares redeemed	129,533
Comprehensive management fee	677,993
Trustee compensation	14,552
Trustees deferred compensation	308,419	4,439,133

Net assets applicable to shares outstanding		$606,189,141

Shares outstanding – no par value (unlimited number of shares authorized)		21,735,292

PRICING OF SHARES
Net asset value, offering price and redemption price per share		$27.89

ANALYSIS OF NET ASSETS
Paid-in capital		452,026,186
Undistributed net investment loss		(887,266)
Accumulated net realized gain on sales of investments		63,673,734
Unrealized appreciation of investments		91,376,487

Net assets applicable to shares outstanding		$606,189,141

See accompanying notes to financial statements.

Semi-Annual Report – June 30, 2007	15

Statement of Operations For the Period Ended June 30, 2007 (unaudited)

Investment income
Dividends	$2,263,653
Interest	1,058,691

Total investment income	3,322,344
Expenses:
Comprehensive management fee	4,256,693
Fees to unaffilliated trustees	72,444

Total expenses	4,329,137
Comprehensive management fee waived	(293,473)

Net expenses	4,035,664

Net investment loss	(713,320)
Net realized and unrealized gain/loss on investments:
Net realized gain on sales of investments	34,908,327
Change in unrealized appreciation/depreciation	7,636,388

Net realized and unrealized gain on investments	42,544,715

Net increase in net assets resulting from operations	$41,831,395

See accompanying notes to financial statements.

16	Semi-Annual Report – June 30, 2007

Statement of Changes in Net Assets (unaudited)

	Period Ended 6/30/07 (unaudited)	Year Ended 12/31/06
From operations:
Net investment loss	$(713,320)	$(1,862,908)
Net realized gain on sales of investments	34,908,327	99,781,378
Change in unrealized appreciation/depreciation	7,636,388	(3,051,080)

Net increase in net assets resulting from operations	41,831,395	94,867,390
Distributions to shareholders from net realized gains	—	(83,452,670)
From fund share transactions:
Proceeds from fund shares sold	46,669,805	105,981,583
Reinvestment of dividends	—	81,297,078
Payments for fund shares redeemed	(48,339,639)	(151,742,110)
Redemption fees	4,874	96,358

Net increase (decrease) in net assets resulting from share transactions	(1,664,960)	35,632,909

Total increase/decrease in net assets	40,166,435	47,047,629
Net assets at beginning of period	566,022,706	518,975,077

Net assets at end of period (includes undistributed net investment loss of $887,266 and $173,946, respectively)	$606,189,141	$566,022,706

See accompanying notes to financial statements.

Semi-Annual Report – June 30, 2007	17

Financial Highlights (unaudited)

	Period Ended 6/30/07 (unaudited)	Year Ended 12/31/06	Year Ended 12/31/05	Year Ended 12/31/04	Year Ended 12/31/03	Year Ended 12/31/02
Net asset value at beginning of period	$25.99	$25.43	$28.64	$27.78	$20.86	$22.50

Income from investment operations Net Investment loss	(0.03)*	(0.09)*	(0.11)*	(0.13)*	(0.06)*	(0.06)*
Net realized and unrealized gain/(loss) on investments	1.93	4.86	3.32	4.68	8.54	(1.58)

Total from investment operations	1.90	4.77	3.21	4.55	8.48	(1.64)

Less distributions from net realized gains on investments	—	(4.21)	(6.42)	(3.69)	(1.56)	—

Net asset value at end of period	$27.89	$25.99	$25.43	$28.64	$27.78	$20.86

Total Return	7.31%[a]	18.71%	10.89%	16.61%	40.71%	(7.29%)
Ratios/Supplemental Data
Ratio of expenses to average net assets	1.37%[b,c]	1.44%[c]	1.47%	1.47%	1.48%	1.48%
Ratio of net investment loss to average net assets	(0.24%)[b]	(0.33%)	(0.39%)	(0.47%)	(0.26%)	(0.26%)
Portfolio turnover rate	29%[a]	68%	51%	47%	52%	81%
Net assets, end of period (in thousands)	$606,189	$566,023	$518,975	$566,356	$524,575	$378,839

*	Based on monthly average shares outstanding
a	Not annualized
b	Ratios have been determined on an annualized basis
c	Expense ratios are net of waivers. The ratio of expenses to average net assets was 1.47% before voluntary waivers for the period ended June 30, 2007, and was 1.47% before voluntary waivers for the period ended December 31, 2006.

See accompanying notes to financial statements.

This financial highlights table is intended to help you understand the Fund’s financial performance for the past 5 1/2 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions).

18	Semi-Annual Report – June 30, 2007

Notes to Financial Statements (unaudited)

Skyline Funds (the “Trust”) is an open-end, diversified investment management company the sole portfolio of which is Special Equities Portfolio. The Fund commenced public offering of its shares on April 23, 1987. The Fund’s investment adviser is Skyline Asset Management, L.P. (the “Adviser”). The Fund seeks maximum capital appreciation, primarily through investment in common stocks that the Adviser considers to be undervalued.

1

Significant accounting policies

•

Security valuation – Investments are stated at value. Each equity security traded on a securities exchange shall be valued at the last current sale price as of the time of valuation on the exchange on which the security is principally traded (the “principal exchange”), or lacking any current reported sale on the principal exchange at the time of valuation, at the most recent bid quotation on the principal exchange. Each over-the-counter security traded in the Nasdaq Stock Market (“Nasdaq”) shall be valued at the Nasdaq Official Closing Price (“NOCP”), as determined by Nasdaq, or lacking an NOCP, the last current reported sale price as of the time of valuation on Nasdaq, or lacking any current reported sale on Nasdaq at the time of valuation, at the most recent bid quotation on Nasdaq. For certain fixed-income securities, Skyline Funds’ Board of Trustees has authorized the use of market valuations provided by an independent pricing service. Short-term instruments with sixty days or less to maturity are valued at amortized cost, which approximates market value. Securities or other assets for which market quotations are not readily available or deemed unreliable, which may include certain restricted securities, are valued at a fair value as determined in good faith by the Skyline Funds’ Board of Trustees or a committee thereof.

•

Security transactions and investment income – Security transactions are accounted for on the trade date (date the order to buy or sell is executed) and dividend income is recorded on the ex-dividend date. Interest income is recorded on an accrual basis and includes amortization of premiums and discounts. Realized gains and losses from security transactions are reported on an identified cost basis.

•

Fund share valuation – Fund shares are sold and redeemed on a continuous basis at net asset value. Net asset value per share is determined as of the close of regular session trading on the New York Stock Exchange (normally 3:00 p.m. Central Time), each day that the Exchange is open for trading. The net asset value per share is determined by dividing the value of all securities and other assets, less liabilities, by the number of shares of the Fund outstanding.

•

Federal income taxes and dividends to shareholders – It is the Fund’s policy to comply with the special provisions of the Internal Revenue Code applicable to regulated investment companies and, in the manner provided therein, to distribute substantially all of its taxable income to shareholders. Such provisions were complied with and, therefore, no federal income taxes have been accrued in the accompanying financial statements.

Semi-Annual Report – June 30, 2007	19

Notes to Financial Statements (unaudited) (continued)

Dividends payable to its shareholders are recorded by the Fund on the ex-dividend date. The timing and characterization of certain income and capital gain distributions are determined annually in accordance with Federal income tax regulations that may differ from accounting principles generally accepted in the United States. As a result, net investment income or loss and net realized gain or loss for a reporting period may differ from the amount distributed during such period. In addition, the Fund may periodically record reclassifications among certain capital accounts to reflect differences between financial reporting and income tax purposes. These reclassifications have no impact on the net asset value of the Fund, and will be updated at the Fund’s fiscal year end.

On December 14, 2006, a distribution of $4.2124 per share was paid to shareholders of record on December 13, 2006.

The tax character of distributions paid during 2006 was as follows:

2006
Distributions paid from:
Ordinary income	$15,077,938
Long-term capital gain	68,374,732

$83,452,670

Cost of investments for federal income tax purposes was substantially the same as book cost of $509,792,449 on June 30, 2007. Net unrealized appreciation was $91,376,487, consisting of gross unrealized appreciation of $103,771,065 and gross unrealized depreciation of $12,394,578.

•

Line of Credit – The Fund has a $3 million committed revolving credit facility for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Adviser pays a commitment fee of 0.10% per annum of the average daily unutilized portion of the committed line of credit. Under the terms of the credit agreement, interest on each loan would be fixed at the prime rate less 1.50%. For the period ended June 30, 2007 there were no loans outstanding under the credit facility.

•

Use of Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimates.

•

Redemption Fee – The Fund will deduct a redemption fee (the “Redemption Fee”) of 2% from the proceeds of any redemption (including a redemption by exchange) of shares if the redemption occurs within 30 days of the purchase of those shares. For the purpose of determining whether a redemption is subject to the Redemption Fee,

20	Semi-Annual Report – June 30, 2007

redemptions of Fund shares are conducted on a first in/first out (FIFO) basis such that shares with the longest holding period will be redeemed first and shares with the shortest holding period will be redeemed last. The Redemption Fee is paid to the Fund and is intended to offset transaction and other expenses caused by short-term trading. The Redemption Fee does not apply to redemptions (including redemptions by exchange) of shares of the Fund purchased by automatic reinvestment of dividends or capital gains distributions. The Redemption Fee will also not apply to redemptions under hardship circumstances (as determined by the Adviser and the Fund in their discretion, based on a case-by-case analysis). The Redemption Fee will apply only to the redemption of shares purchased through an authorized agent if the authorized agent has indicated that it will administer the Redemption Fee. For the period ended June 30, 2007, the Fund had $4,874 included in capital due to the collection of redemption fees.

•

Indemnifications – Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust may enter into contracts that provide for general indemnification. The Trust’s maximum liability under those arrangements is unknown, as this would involve future claims that may be made against the Trust. However, based on experience, the Trust expects that risk of loss to be remote.

•	New Accounting Pronouncements

In June 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation No. 48 – Accounting for Uncertainty in Income Taxes (FIN 48), an interpretation of FASB Statement 109, that requires additional tax disclosures and the tax effects of certain income tax positions whether on previously filed tax returns or those expected to be taken on future returns. These positions must meet a “more likely than not” standard that based on the technical merits have a more than 50 percent likelihood of being sustained upon examination. In evaluating whether a tax position has met the more-likely-than-not recognition threshold, Management of the Fund must presume that the position will be examined by the appropriate taxing authority that has full knowledge of all relevant information. The Fund adopted the provisions of FIN 48 on June 29, 2007, the extended required implementation date set by the U.S. Securities and Exchange Commission for mutual funds.

FIN 48 requires Management of the Fund to analyze all open tax years, as defined by Statute of Limitations, for all major jurisdictions. Open tax years are those that are open for exam by taxing authorities. Major jurisdictions for the Fund include Federal and the State of Illinois. As of June 29, 2007, open Federal and Illinois tax years include the tax years ended December 31, 2004 through 2006. The Fund has no examinations in progress and none are expected at this time.

As of June 29, 2007, Management of the Fund has reviewed all open tax years and major jurisdictions and concluded the adoption of FIN 48 resulted in no effect to the Fund’s financial position or results of operations. There is no tax liability resulting

Semi-Annual Report – June 30, 2007	21

Notes to Financial Statements (unaudited) (continued)

from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken in future tax returns. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next 12 months.

In September 2006, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 157, “Fair Value Measurements.” The Statement defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles (GAAP), and expands disclosures about fair value measurements. The Statement establishes a fair value hierarchy that distinguishes between (1) market participant assumptions developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) the reporting entity’s own assumptions about market participant assumptions developed based on the best information available in the circumstances (unobservable inputs). The Statement is effective for financial statements issued for fiscal years beginning after November 15, 2007, and is to be applied prospectively as of the beginning of the fiscal year in which this Statement is initially applied. At this time, management is evaluating the implications of FAS 157, and the impact, if any, of this standard on the Fund’s financial statements has not yet been determined.

2

Transactions with affiliates

For the Adviser’s management and advisory services and the assumption of most of the Fund’s ordinary operating expenses, the Fund incurs a monthly comprehensive fee based on its average daily net assets. For the period October 1, 2006 through April 30, 2007, the Adviser agreed to voluntarily waive a portion of its comprehensive management fee equal to 0.10% of the Fund’s average daily net assets. Effective May 1, 2007, the Adviser has contractually agreed to waive a portion of its comprehensive management fee equal to 0.10% of the Fund’s average daily net assets through April 30, 2008. The waiver’s effect will be to decrease the annual fee paid by the Fund on its average daily net assets to 1.40% of the first $200 million, 1.35% of the next $200 million (over $200 million to $400 million), 1.30% of the next $200 million (over $400 million to $600 million) and 1.25% of the next $200 million (over $600 million to $800 million). In addition, the Adviser has agreed to add two additional breakpoints to its fees for assets in excess of $800 million in light of the waiver, as follows: 1.20% of the next $200 million (over $800 million to $1 billion) and 1.15% of average daily net assets in excess of $1 billion. The total comprehensive management fee incurred, after the fee waiver, for the 6-month period ended June 30, 2007 was $3,963,220.

22	Semi-Annual Report – June 30, 2007

Certain officers and trustees of the Skyline Funds are also officers, limited partners or shareholders of limited partners of the Adviser. The Fund makes no direct payments to the officers or trustees who are affiliated with the Adviser. For the period ended June 30, 2007, total trustee compensation amounted to $72,444 which includes fees incurred by the fund of $52,068 and the change in unrealized appreciation of the assets held in the deferred compensation plan of $20,376.

The Fund provides a deferred compensation plan for its trustees who are not officers, limited partners or shareholders of limited partners of the Adviser. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Fund, represent an unfunded obligation of the Fund, and to the extent permitted by the Investment Company Act of 1940, as amended, may be invested in the common shares of the Fund, as selected by the trustees. These shares are held by the Adviser on behalf of Skyline Funds, the value of which is reflected in “Other Assets” on the Statement of Assets and Liabilities at December 31, 2006. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the Fund’s net asset value.

3

Fund share transactions

As of June 30, 2007, there were an unlimited number of shares of beneficial interest, no par value, authorized. Transactions in the Fund’s shares of beneficial interest were as follows:

	Shares		Dollar Amount
	Period Ended 6/30/07	Year Ended 12/31/06	Period Ended 6/30/07	Year Ended 12/31/06
Shares sold	1,743,367	3,831,466	$46,669,805	$105,981,583
Shares issued for reinvestment of dividends	—	3,117,219	—	81,297,078

Total shares issued	1,743,367	6,948,685	46,669,805	187,278,661
Less shares redeemed	(1,788,535)	(5,579,435)	(48,339,639)	(151,742,110)
Redemption fees	—	—	4,874	96,358

Net increase (decrease)	(45,168)	1,369,250	$(1,664,960)	$35,632,909

4

Investment transactions

Investment transactions (exclusive of money market instruments) for the period ended June 30, 2007, were as follows:

Cost of purchases	$161,106,144
Proceeds from sales	$180,619,387

Semi-Annual Report – June 30, 2007	23

Expense Example

As a shareholder of the Fund, you incur ongoing costs, including a comprehensive management fee and trustee fees. You may incur a 2% redemption fee in the event shares are redeemed within 30 days. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period

(01/01/07 - 06/30/07).

Actual Expenses

The first line of the table that follows provides information about actual account values (which includes the actual return of the Fund) and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. In addition to the expenses paid during the period that are noted in the table, you may be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent. If you request that a redemption be made by wire transfer, currently a $15.00 fee is charged by the Fund’s transfer agent. IRA accounts will be charged a $15.00 annual maintenance fee. These additional fees have the effect of reducing investment returns.

Hypothetical Example for Comparison Purposes

The second line of the table that follows provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as, redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds. In addition, if these transactional costs were included, your costs would have been higher.

24	Semi-Annual Report – June 30, 2007

Table: Expense Example

	Beginning Account Value 01/01/07	Ending Account Value 06/30/07	Expenses Paid During Period 01/01/07 - 6/30/07*
Actual	$1,000.00	$1,073.10	$7.04
Hypothetical (5% return before expenses)	$1,000.00	$1,018.00	$6.85

*	Expenses are equal to the Fund’s annualized expense ratio of 1.37% multiplied by the average account value over the period multiplied by 181/365 (to reflect the one-half year period).

Approval of the Investment Advisory Agreement by the Independent Trustees

At a meeting (the “Meeting”) of the Board of Trustees (the “Board”) held on March 13, 2007, the Board, including all the trustees who are not “interested persons” of the Trust, as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (hereafter, the “Independent Trustees”), met to consider the continuation of the investment advisory agreement (the “Agreement”) between Skyline Asset Management, L.P. (“Adviser”) and Skyline Funds (the “Fund”).

Prior to the Meeting, the Board had received and reviewed a variety of written materials, including information from the Adviser in response to a written request from counsel to the Independent Trustees. That information included a) data comparing the Fund’s investment performance, expenses, and fees to comparable, as well as a broad universe of, investment companies, as independently chosen by Lipper, Inc. (“Lipper”); b) the background and experience of the Adviser’s management and investment personnel; c) the Adviser’s financial condition and stability, including an analysis of the Adviser’s profitability for managing the Fund; d) the terms of the Agreement and fee arrangement with the Fund; and e) administrative, compliance and other services provided by the Adviser. The Board also received and reviewed a memorandum from counsel to the Independent Trustees regarding their responsibilities in evaluating the Agreement. During the Meeting, the Independent Trustees engaged in in-person discussions with the Adviser’s executive committee along with other of the Adviser’s employees. The Independent Trustees also met outside the presence of the Adviser and were advised by their independent legal counsel.

Semi-Annual Report – June 30, 2007	25

Approval of the Investment Advisory Agreement by the Independent Trustees (continued)

At the Meeting, the Board determined that the Agreement was fair and reasonable in light of the nature and quality of the services provided by the Adviser, the fees charged for those services and other matters that the Board considered relevant in the exercise of its business judgment. As a result, the Board, including all of the Independent Trustees, unanimously approved the continuation of the Agreement, subject to earlier termination as provided in the Agreement.

In considering the continuation of the Agreement, the Board reviewed and analyzed various factors that it determined were relevant, including the factors described below, none of which by itself was considered determinative. However, the specific factors and conclusions that formed the basis for the Board’s determination to approve the continuation of the Agreement are discussed separately below.

Nature, quality and extent of services. The Board reviewed the nature, extent and quality of the services provided by the Adviser under the Agreement, taking into account the Fund’s investment objective and strategy and the Trustees’ knowledge gained from their quarterly meetings with the Adviser, and the materials provided in connection with those meetings. In addition, the Board reviewed information on the Adviser’s operations and personnel, including the qualifications of the portfolio management, compliance and executive personnel; the Adviser’s compliance programs, and the Adviser’s adherence to the Fund’s compliance requirements; the Adviser’s investment process and the performance achieved through the investment strategy for the Fund; and the Adviser’s financial condition. The Board particularly noted the Adviser’s large and highly experienced professional staff involved in providing investment management services to the Fund. The Board also considered other services provided to the Fund by the Adviser. The Board concluded that the nature and extent of the services provided by the Adviser were acceptable.

The Fund’s Performance. The Board considered information on the Fund’s short-term and long-term performance, including information on comparable funds and as against the Lipper Small Cap Value Index, as well as Lipper’s methodology for undertaking the comparison. The Board noted that the Fund’s total return outperformed the median in the comparative universes for nearly all of the annualized periods presented by the Lipper report. The Board also noted that for the three-year, five-year and since inception periods, the Fund’s total return was higher than the small cap value investment objective average, while its volatility was lower than average. The Board concluded that, although past performance is not necessarily indicative of future results, the Fund’s performance record had been acceptable.

Costs of Services and Profits Realized by the Adviser. The Trustees examined information on the Fund’s fees and expenses in comparison to information for other comparable funds and for separately managed institutional accounts. The Board also considered the all-inclusive fee that the Fund pays to the Adviser under which the Adviser is responsible for payment of all of the Fund’s expenses, excluding Independent Trustee fees.

26	Semi-Annual Report – June 30, 2007

The Board also considered the Adviser’s willingness to enter into a contractual waiver of a portion of its all-inclusive fee equal to 0.10% of average daily net assets under management at each breakpoint level and to effectively add two additional breakpoints at net assets over $800 million and $1 billion by waiving a portion of its fees equal to 0.15% and 0.20% (including the 0.10% contractual waiver) of average daily net assets under management, respectively. The Board concluded that the fees payable by the Fund were acceptable in relation to the nature and quality of the services provided by the Adviser taking into account the specific fees charged by other advisers for managing comparable mutual funds with similar strategies.

The Board reviewed information on the Adviser’s profitability under the Agreement, noting specifically that the Adviser had provided an extensive profitability analysis to the Board prior to the meeting. The Board reviewed the various platform arrangements for the Fund, their fee structures and the Adviser’s payment for such arrangements out of its all-inclusive fee. The Board also discussed the Adviser’s methodology for calculating its profitability. Based on the information available and taking into account the difficulty of making comparisons in this area due to the lack of publicly available information, the Board concluded that the Adviser’s profitability in relation to the services rendered under the Agreement was acceptable.

Economies of Scale. The Board received and discussed information concerning whether economies of scale are being realized by the Fund and whether fee levels reflect those economies of scale for the benefit of the Fund’s shareholders. The Board considered the Fund’s current and anticipated asset levels, and whether shareholders will achieve economies of scale through the Fund’s breakpoints as assets grow. The Board also considered efforts underway to increase the Fund’s assets and the potential impact of those efforts, if successful, on the Fund’s expense ratio. The Board concluded that Fund fees were structured in such a way that shareholders had the potential to enjoy economies of scale.

Other Benefits to the Adviser. The Board also considered benefits that accrue to the Adviser from its relationship with the Fund. The Board considered that an affiliate of the Adviser provides certain services to the Adviser on the Fund’s behalf, including administrative, distribution and compliance services. The Board considered whether the Adviser’s trading practices provided any fall-out benefits to the Adviser. After full consideration of these and other factors, the Board concluded that neither the Adviser nor its affiliate received any fall-out benefits that would preclude the Board from approving the continuation of the Agreement.

Semi-Annual Report – June 30, 2007	27

Proxy Policy & Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 800.828.2759, and on the Securities and Exchange Commission’s website at www.sec.gov. The Fund’s proxy voting record for the twelve-month period ended June 30, 2007, is also available without charge, upon request, by calling 800.828.2759, by visiting the Fund’s website at www.skylinefunds.com and by visiting the SEC’s website at www.sec.gov.

Form N-Q

The Fund files a complete list of its portfolio holdings with the SEC for the first and third quarters each fiscal year on Form N-Q. The Form N-Q is available without charge, upon request, by calling 800.828.2759 or by visiting the SEC’s website at www.sec.gov. You may also review, for a fee, a copy of the form from the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330.

28	Semi-Annual Report – June 30, 2007

For 24-hour account information call: 1.800.828.2SKY
(1.800.828.2759)

To speak with a Skyline Funds Representative during normal business hours call: 1.800.828.2SKY and press 0 when prompted.

To learn more about our expertise in small cap value, please visit our website at www.skylinefunds.com

311 South Wacker Drive

Suite 4500

Chicago, Illinois 60606

PART C

To the Registration Statement of

Managers AMG Funds (the “Registrant”)

OTHER INFORMATION

Item 15.	INDEMNIFICATION

Under Article VI of the Registrant’s Agreement and Declaration of Trust (the “Master Trust Agreement”), any present or former Trustee, Officer, agent or employee or person serving in such capacity with another entity at the request of the Registrant (“Covered Person”) shall be indemnified against all liabilities, including but not limited to amounts paid in satisfaction of judgments, in compromises or as fines or penalties and expenses, including reasonable legal and accounting fees, in connection with the defense or disposition of any proceeding by or in the name of the Registrant or any shareholder in his capacity as such if: (i) a favorable final decision on the merits is made by a court or administrative body; or (ii) a reasonable determination is made by a vote of the majority of a quorum of disinterested Trustees or by independent legal counsel that the Covered Person was not liable by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in his office (“Disabling Conduct”); or (iii) a determination is made to indemnify the Covered Person under procedures approved by the Board of Trustees which in the opinion of independent legal counsel are not inconsistent with the Investment Company Act of 1940, as amended (the “1940 Act”). Said Article VI further provides that the Registrant shall indemnify any Covered Person against any such liabilities and expenses incurred in connection with the defense or disposition of any other type of proceeding except with respect to any matter as to which the Covered Person shall have engaged in Disabling Conduct or shall have been finally adjudicated not to have acted in good faith and in the reasonable belief that such Covered Person’s action was in or not opposed to the best interests of the Registrant.

Insofar as indemnification for liability arising under the Securities Act of 1933, as amended (the “Act”), may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that, in the opinion of the Securities and Exchange Commission (“SEC”), such indemnification is against public policy as expressed in the Act, and is therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, an officer or a controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, Officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Each disinterested Trustee has entered into an indemnity agreement with the Adviser whereby the Adviser Indemnifies each disinterested Trustee against defense costs in connection with a civil claim which involves the Trustee by virtue of his position with the fund.

Item 16.	EXHIBITS

EXHIBIT NUMBER	EXHIBIT TITLE
Exhibit 1(a)	Master Trust Agreement of the Registrant dated June 18, 1999, is incorporated by reference to an exhibit to the Registrant’s Registration Statement on Form N-1A, Registration Nos. 333-84639 and 811-09521 (filed August 6, 1999).

Exhibit 1(b)	Amendment No. 1 to the Master Trust Agreement changing the name of the “Essex Growth Fund” to “Essex Aggressive Growth Fund” is incorporated by reference to an exhibit to Pre-Effective Amendment No. 2 to the Registrant’s Registration Statement on Form N-1A, Registration Nos. 333-84639 and 811-09521 (filed October 21, 1999).

Exhibit 1(c)	Amendment No. 2 to the Master Trust Agreement changing the name of the Trust to “Managers AMG Funds” is incorporated by reference to an exhibit to Pre-Effective Amendment No. 2 to the Registrant’s Registration Statement on Form N-1A, Registration Nos. 333-84639 and 811-09521 (filed October 21, 1999).

Exhibit 1(d)	Amendment No. 3 to the Master Trust Agreement establishing a new series of shares of beneficial interest of the Trust designated as the “Frontier Growth Fund” is incorporated by reference to an exhibit to Post Effective Amendment No. 5 to the Registrant’s Registration Statement on Form N-1A, Registration Nos. 333-84639 and 811-09521 (filed November 14, 2000).

Exhibit 1(e)	Amendment No. 4 to the Master Trust Agreement establishing a new series of shares of beneficial interest of the Registrant designated as the “First Quadrant Tax-Managed Equity Fund” is incorporated by reference to an exhibit to Post Effective Amendment No. 5 to the Registrant’s Registration Statement on Form N-1A, Registration Nos. 333-84639 and 811-09521 (filed November 14, 2000).

Exhibit 1(f)	Amendment No. 5 to the Master Trust Agreement establishing a new series of shares of beneficial interest of the Registrant designated as the “Frontier Small Company Value Fund” is incorporated by reference to an exhibit to Post Effective Amendment No. 8 to the Registrant’s Registration Statement on Form N-1A, Registration Nos. 333-84639 and 811-09521 (filed February 20, 2001).

Exhibit 1(g)	Amendment No. 6 to the Master Trust Agreement establishing two new series of shares of beneficial interest of the Registrant designated as the “Rorer Large-Cap Fund” and the “Rorer Mid-Cap Fund” is incorporated by reference to an exhibit to Post Effective Amendment No. 10 to the Registrant’s Registration Statement on Form N-1A, Registration Nos. 333-84639 and 811-09521 (filed October 5, 2001).

Exhibit 1(h)	Amendment No. 7 to the Master Trust Agreement establishing Investor and Institutional Classes of shares of the Essex Aggressive Growth Fund and Investor and Institutional Classes of shares of the Systematic Value Fund is incorporated by reference to an exhibit to Post Effective Amendment No. 13 to the Registrant’s Registration Statement on Form N-1A, Registration Nos. 333-84639 and 811-09521 (filed January 17, 2002).

Exhibit 1(i)	Amendment No. 8 to the Master Trust Agreement establishing a new series of shares of beneficial interest of the Registrant designated as the “Burridge Small Cap Growth Fund” is incorporated by reference to an exhibit to Post Effective Amendment No. 17 to the Registrant’s Registration Statement on Form N-1A, Registration Nos. 333-84639 and 811-09521 (filed April 11, 2002).

Exhibit 1(j)	Amendment No. 9 to the Master Trust Agreement establishing a new series of shares of beneficial interest of the Registrant designated as “Essex Large Cap Growth Fund” is incorporated by reference to an exhibit to Post Effective Amendment No. 19 to the Registrant’s Registration Statement on Form N-1A, Registration Nos. 333-84639 and 811-09521 (filed January 31, 2003).

Exhibit 1(k)	Amendment No. 10 to the Master Trust Agreement establishing two (2) new series of shares of beneficial interest of the Registrant designated as “TimesSquare Small Cap Growth Fund” and “TimesSquare Mid-Cap Growth Fund”, respectively, is incorporated by reference to an exhibit to Post Effective Amendment No. 28 to the Registrant’s Registration Statement on Form N-1A, Registration Nos. 333-84639 and 811-09521 (filed December 10, 2004).

Exhibit 1(l)	Amendment No. 10 [sic] to the Master Trust Agreement abolishing the series of shares known as the “First Quadrant Tax-Managed Equity Fund” is incorporated by reference to an exhibit to Post Effective Amendment No. 41 to the Registrant’s Registration Statement on Form N-1A, Registration Nos. 333-84639 and 811-09521 (filed February 28, 2006).

Exhibit 1(m)	Amendment No. 11 [sic] to the Master Trust Agreement redesignating the “Burridge Small Cap Growth Fund” as the “Essex Small Cap Growth Fund” is incorporated by reference to an exhibit to Post Effective Amendment No. 33 to the Registrant’s Registration Statement on Form N-1A, Registration Nos. 333-84639 and 811-09521 (filed March 1, 2005).

Exhibit 1(n)	Amendment No. 13 to the Master Trust Agreement redesignating the “Essex Small Cap Growth Fund” as the “Essex Small/Micro Cap Growth Fund” incorporated by reference to an exhibit to Post Effective Amendment No. 41 to the Registrant’s Registration Statement on Form N-1A, Registration Nos. 333-84639 and 811-09521 (filed February 28, 2006).

Exhibit 1(o)	Amendment No. 14 to the Master Trust Agreement abolishing the series of shares known as “Frontier Growth Fund” and “Frontier Small Company Value Fund” and abolishing the Institutional and Investor Classes of shares of the “Systematic Value Fund” is incorporated by reference to an exhibit to Post Effective Amendment No. 41 to the Registrant’s Registration Statement on Form N-1A, Registration Nos. 333-84639 and 811-09521 (filed February 28, 2006).

Exhibit 1(p)	Amendment No. 15 to the Master Trust Agreement abolishing the series of shares known as “Rorer Mid-Cap Fund”; establishing A and C Classes of shares of the Essex Small/Micro Cap Growth Fund; and establishing A, C, and Institutional Classes of shares of the Systematic Value Fund is incorporated by reference to an exhibit to Post Effective Amendment No. 41 to the Registrant’s Registration Statement on Form N-1A, Registration Nos. 333-84639 and 811-09521 (filed February 28, 2006).

Exhibit 1(q)	Amendment No. 16 to the Master Trust Agreement changing the name of the “Essex Aggressive Growth Fund” to the “Essex Growth Fund” is incorporated by reference to an exhibit to Post Effective Amendment No. 46 to the Registrant’s Registration Statement on Form N-1A, Registration Nos. 333-84639 and 811-09521 (filed June 28, 2006).

Exhibit 1(r)	Amendment No. 17 to the Master Trust Agreement abolishing the series of shares known as the “Essex Large Cap Growth Fund” and establishing a new series of shares of beneficial interest of the Registrant designated as the “Systematic Mid Cap Fund” consisting of A, C, and Institutional Classes of shares, is incorporated by reference to an exhibit to Post Effective Amendment No. 50 to the Registrant’s Registration Statement on Form N-1A, Registration Nos. 333-84639 and 811-09521 (filed December 20, 2006).

Exhibit 1(s)	Amendment No. 18 to the Master Trust Agreement abolishing the series of shares of the Registrant known as the “Rorer Large-Cap Fund” (filed herewith).

Exhibit 1(t)	Form of Amendment No. 19 to the Master Trust Agreement establishing a new series of shares of beneficial interest of the Registrant designated as “Skyline Special Equities Portfolio” (filed herewith).

Exhibit 2	By-Laws, as amended, are incorporated by reference to an exhibit to the Registrant’s Registration Statement on Form N-1A, Registration Nos. 333-84639 and 811-09521 (filed August 6, 1999).

Exhibit 3	Not applicable.

Exhibit 4	Form of Agreement and Plan of Reorganization – Exhibit A to Prospectus/Proxy Statement contained in Part A of this Registration Statement.

Exhibit 5	Instruments Defining Rights of Security Holders – Incorporated by reference to articles 4 and 5 and sections 6.1, 6.3, 6.5, 6.6, 7.1, 7.2, and 7.3 of the Master Trust Agreement dated June 18, 1999, incorporated by reference herein as Exhibit 1(a).

Exhibit 6(a)	Form of Letter Agreement to the Investment Management Agreement between the Registrant and Managers Investment Group LLC relating to Skyline Special Equities Portfolio (filed herewith).

Exhibit 6(b)	Form of Subadvisory Agreement between Managers Investment Group LLC and Skyline Asset Management, L.P. relating to Skyline Special Equities Portfolio (filed herewith).

Exhibit 7(a)	Distribution Agreement between the Registrant and Managers Distributors, Inc. is incorporated by reference to an exhibit to Post Effective Amendment No. 12 to the Registrant’s Registration Statement on Form N-1A, Registration Nos. 333-84639 and 811-09521 (filed December 31, 2001).

Exhibit 7(b)	Form of Letter Agreement to the Distribution Agreement between the Registrant and Managers Distributors, Inc. relating to Skyline Special Equities Portfolio (filed herewith).

Exhibit 8	Not applicable.

Exhibit 9(a)	Amended and Restated Custodian Agreement among Skyline Funds, Skyline Asset Management, L.P. and Firstar Trust Company is incorporated by reference to an exhibit to Post Effective Amendment No. 25 to Skyline Funds’ Registration Statement on Form N-1A, Registration No. 33-11755 (filed April 28, 1998).

Exhibit 9(b)	Amendment to the Amended and Restated Custodian Agreement referenced in Exhibit 9(a) is incorporated be reference to an exhibit to Post Effective Amendment No. 30 to Skyline Funds’ Registration Statement on Form N-1A, Registration No. 33-11755 (filed February 28, 2002).

Exhibit 9(c)	Amendment to the Amended and Restated Custodian Agreement referenced in Exhibit 9(a) is incorporated be reference to an exhibit to Post Effective Amendment No. 31 to Skyline Funds’ Registration Statement on Form N-1A, Registration No. 33-11755 (filed February 26, 2003).

Exhibit 9(d)	Amendment to the Amended and Restated Custodian Agreement referenced in Exhibit 9(a) is incorporated be reference to an exhibit to Post Effective Amendment No. 35 to Skyline Funds’ Registration Statement on Form N-1A, Registration No. 33-11755 (filed April 28, 2006).

Exhibit 10	Not applicable.

Exhibit 11	Opinion and Consent of Ropes & Gray LLP as to the legality of the securities being registered relating to Skyline Special Equities Portfolio (filed herewith).

Exhibit 12	Opinion of Ropes & Gray LLP with respect to tax matters.**

Exhibit 13(a)	Assignment letter among U.S. Bancorp Fund Services, LLC, U.S. Bank, N.A., Skyline Asset Management, L.P., Skyline Funds, and the Registrant relating to the assignment of various service provider agreements to the Registrant with respect to the Skyline Special Equities Portfolio (filed herewith).

Exhibit 13(b)	Form of Expense Limitation Agreement between the Registrant and Managers Investment Group LLC with respect to Managers AMG Skyline Special Equities Fund (filed herewith).

Exhibit 13(c)	Amended and Restated Transfer Agent Agreement among Skyline Funds, Skyline Asset Management, L.P., and Firstar Trust Company is incorporated by reference to an exhibit to Post Effective Amendment No. 25 to Skyline Funds’ Registration Statement on Form N-1A, Registration No. 33-11755 (filed April 28, 1998).

Exhibit 13(d)	Amendment to the Transfer Agent Servicing Agreement is incorporated by reference to an exhibit to Post Effective Amendment No. 31 to Skyline Funds’ Registration Statement on Form N-1A, Registration No. 33-11755 (filed February 26, 2003).

Exhibit 13(e)	Addendum to the Transfer Agent Agreement is incorporated by reference to an exhibit to Post Effective Amendment No. 32 to Skyline Funds’ Registration Statement on Form N-1A, Registration No. 33-11755 (filed February 27, 2004).

Exhibit 13(f)	Amendment to the Transfer Agent Servicing Agreement is incorporated by reference to an exhibit to Post Effective Amendment No. 35 to Skyline Funds’ Registration Statement on Form N-1A, Registration No. 33-11755 (filed April 28, 2006).

Exhibit 13(g)	Fund Accounting Services Agreement among Skyline Funds, Skyline Asset Management, L.P., and U.S. Bancorp Fund Services, LLC is incorporated by reference to an exhibit to Post Effective Amendment No. 35 to Skyline Funds’ Registration Statement on Form N-1A, Registration No. 33-11755 (filed April 28, 2006).

Exhibit 14	Consent of PricewaterhouseCoopers LLP, independent accountants.***

Exhibit 15	None.

Exhibit 16	Powers of Attorney (filed herewith).

Exhibit 17	Code of Ethics of Skyline Asset Management, L.P. (filed herewith).

**	The Registrant hereby undertakes to file the opinion of Ropes & Gray LLP with respect to tax matters by post-effective amendment.

***	The Registrant hereby undertakes to file the consent of PricewaterhouseCoopers LLP, independent accountants, by post-effective amendment.

Item 17	UNDERTAKINGS

(1) The undersigned registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, as amended (the “1933 Act”), the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2) The undersigned registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

(3) The undersigned registrant undertakes to file, by post-effective amendment, an opinion of counsel or a copy of an IRS ruling supporting the tax consequences of the proposed reorganization within a reasonable time after receipt of such opinion or ruling.

SIGNATURES

As required by the Securities Act of 1933, as amended, this post-effective amendment to the registration statement has been signed on behalf of the registrant, in the City of Norwalk and State of Connecticut, on the 19th day of September, 2007.

MANAGERS AMG FUNDS

By:	/s/ Donald S. Rumery
Name:	Donald S. Rumery
Title:	Treasurer

As required by the Securities Act of 1933, this amendment to the registration statement of Managers AMG Funds has been signed below by the following persons in the capacities and on the dates indicated:

SIGNATURE	TITLE	DATE

/s/ Jack W. Aber* Jack W. Aber	Trustee	September 19, 2007

/s/ William E. Chapman, II* William E. Chapman, II	Trustee	September 19, 2007

/s/ Edward J. Kaier* Edward J. Kaier	Trustee	September 19, 2007

/s/ William J. Nutt* William J. Nutt	Trustee and President	September 19, 2007

/s/ Steven J. Paggioli* Steven J. Paggioli	Trustee	September 19, 2007

/s/ Eric Rakowski* Eric Rakowski	Trustee	September 19, 2007

/s/ Thomas R. Schneeweis* Thomas R. Schneeweis	Trustee	September 19, 2007

/s/ Bruce M. Aronow* Bruce M. Aronow	Principal Financial Officer	September 19, 2007

/s/ Donald S. Rumery Donald S. Rumery	Treasurer	September 19, 2007

* By:	/s/ Donald S. Rumery
Name:	Donald S. Rumery
Attorney-In-Fact, pursuant to power of attorney filed herewith.

EXHIBIT INDEX

Exhibit No.	Description
Exhibit 1(s)	Amendment No. 18 to Registrant’s Master Trust Agreement

Exhibit 1(t)	Form of Amendment No. 19 to Registrant’s Master Trust Agreement

Exhibit 6(a)	Form of Letter Agreement to Investment Management Agreement relating to Skyline Special Equities Portfolio

Exhibit 6(b)	Form of Subadvisory Agreement relating to Skyline Special Equities Portfolio

Exhibit 7(b)	Form of Letter Agreement to Distribution Agreement relating to Skyline Special Equities Portfolio

Exhibit 11	Opinion and Consent of Ropes & Gray LLP relating to securities

Exhibit 13(a)	Assignment Letter relating to transfer of custodian, transfer agent, and fund accounting services agreements to the Registrant with respect to Skyline Special Equities Portfolio

Exhibit 13(b)	Form of Expense Limitation Agreement relating to Skyline Special Equities Portfolio

Exhibit 16	Power of Attorney

Exhibit 17	Code of Ethics of Skyline Asset Management, L.P.